UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

08	SEMIANNUAL REPORT

Growth Funds

RS Emerging Growth Fund

RS Smaller Company Growth Fund

RS Select Growth Fund

RS MidCap Opportunities Fund

RS Growth Fund

RS Technology Fund (formerly The Information Age Fund®)

06.30.08

Class A, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for your interest in our 2008 Semiannual Report. I invite you to read it for important details about your investments with RS and for insight into how we managed your funds during the first half of this year.

I also encourage you to visit www.RSinvestments.com where, in addition to this report, you will find updated information on fund performance as well as detailed quarterly portfolio manager commentaries.

During the six-month period covered by this report, the S&P 500® Index, which is designed to measure performance of U.S. stocks, declined 11.91%, and the MSCI EAFE Index, which is generally considered to be representative of international stock market activity, declined 10.58%. During the same period, U.S. small- and mid-cap equities declined 9.37% and 7.57%, respectively, as measured by the Russell 2000® and Russell Midcap® Indices.

No doubt, the first half of 2008 was an unsettling period for investors. The debt crisis, nearing its twelfth month, caused global investors to re-assess risk, which was compounded by slowing economic growth, record oil prices and inflationary concerns.

We expect much of the fallout from the financial crisis to continue over the near term, particularly for companies in the financial sector. While this will be difficult, years of perspective remind us that this is how rational markets respond following periods of excess. Over the longer term, we believe what we’re experiencing today will be remembered as another defining period in stock market history, similar to the Oil Shock of ’73-’74, runaway inflation of the early ’80s, the ’87 Crash, the Asian Contagion of ’97 and the dot com bust in 2000.

In the meantime, we remain focused on what we do best: fundamental research. Each of our dedicated research teams spends countless hours studying individual companies and analyzing their unique business risks and opportunities. Our focus on individual companies helps us cut through the market noise and maintain or strengthen long-term conviction in the investments we’ve made on behalf of our investors. If there is a bright spot in an otherwise challenging envi-

www.RSinvestments.com	1

CEO’s Letter (continued)

ronment (yes, there are a few), we believe that many companies possess strong fundamentals, and we are encouraged by the compelling entry points provided by the current market.

RS Funds: A Family of Choice(s)

RS Investments offers you a choice. We have 23 mutual funds within the RS fund family, offering investors access to stocks, bonds, and money market investments. Our unique approach utilizes dedicated research teams to focus on each asset class, providing you with specialized expertise in value, core, growth, international and fixed income. I want to take this opportunity to call attention to some of our successes during this difficult market.

RS Value Funds: Adding Value and Downside Protection

In spite of the challenging market, the RS Value Team’s disciplined approach to investing led to three funds managed by the RS Value Team outperforming their benchmarks year-to-date as of 6/30/08. We believe this is due, in part, to the Value Team’s focus on companies with improving returns on invested capital.

In fact, RS Value Fund and RS Partners Fund have ranked in the top half of their Morningstar1 peer groups through a variety of market environments. Based on total return, RS Value Fund (Class A shares) ranks in the top 32%, 18%, 3%, and 5% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Mid Cap Blend category peers1. RS Partners Fund (Class A shares) ranks in the top 36%, 42%, 11% and 8% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Blend category peers1.

With the addition of Tim Bei, an experienced analyst who joined us after a distinguished career with T. Rowe Price, we believe that the 13-member Value Team clearly has the strength and depth to carry its strong legacy well into the future.

RS Global Natural Resources Fund (Class A shares), focusing on some of the strongest performing areas of the market during this period, provided a 14.72% return for the first half of 2008. As supply and demand imbalances led energy and other commodities toward record highs early in the year, the Fund provided strong returns consistent with the rising natural resources market.

RS’ value-driven approach to natural resources investing seeks to make long-term investments in companies that RS Investments believes have advantaged natural resource assets. The Value Team’s pragmatic approach to valuations should be well-suited to the volatile nature of the current economic environment.

Milestone Anniversary for the RS Core Team

In August 2005, RS Core Equity Fund manager, Mani Govil, began assembling a new research team in support of RS’ Core funds. Nearly three years later, the results are compelling, to say the least: RS Core Equity Fund (Class A shares) ranked in the top 3% among its Morningstar Large Blend category peers for the three-year period ended 6/30/08 and Morningstar recently wrote favorably about the Fund2. Based on total return, RS Core Equity Fund (Class A shares) also ranks in the top 6%, 17% and 81% for the 1-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Large Blend category peers1.

Driven by a coordinated fundamental and quantitative research effort, RS Core Equity Fund performed significantly better than its benchmark, the S&P 500® Index for first half of 2008. Since Mani and his team assumed management, the Fund has ranked in the top decile of Morningstar’s Large Blend peer group. Since the new team’s 1 year anniversary (7/31/06), the Fund has achieved top decile Morningstar rankings in 20 of 24 trailing 1-year periods, measured monthly, among its peer group1.

RS Fixed Income: Conservative and Disciplined

In times like these, investors tend to seek the relative safety of investing in bond funds. The subadviser to these funds, Guardian Investor Services, has skillfully managed its funds through one of the most challenging periods on record for the credit markets. In fact, in a period rife with billions in downgrades in the mortgage- and asset-backed markets, resulting from deteriorating fundamentals, the team’s holdings in those sectors included only one bond that was down-

2	Call 800.766.3863

graded since the credit crisis began last summer (reflecting only 0.06% of one retail fund’s assets, the RS Low Duration Bond Fund). We see this as a true testament to the team’s experience, fundamental research and disciplined portfolio management. Based on total return, the RS Low Duration Bond Fund (Class A Shares) ranks in the top 23% and 24% respectively for 1- and 3-year periods, as of 6/30/08, among its Morningstar Short-Term Bond category peers1.

RS International: Global Opportunities

Despite global turmoil, RS International funds held up well relative to their peers. Based on total return, RS Emerging Markets Fund (Class A Shares) ranks among the top quartile for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Diversified Emerging Markets Category peers1. RS Funds’ UK subadviser, Baillie Gifford, calls upon years of international investing expertise to manage our International funds.

Focused Strength from RS Growth

After a strong 2007, the first half of 2008 has been a difficult period for faster-growing companies, and for a number of our Funds. Despite this, RS Select Growth Fund, which invests in a more limited number of small- and mid-sized growth companies ranked solidly in the top quartile of its Morningstar peer group for the one year period ended 6/30/08. We attribute this more recent success to our five-member portfolio management team, which assumed management of the Fund in May 2007. Based on total return, RS Select Growth Fund (Class A Shares) ranks 18%, 42%, 74% and 20% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Growth category peers1 .

Looking Forward

RS Investments continues to invest in our long term future. We believe our well-defined investment processes and our experienced and dedicated research teams have us well-positioned to serve our shareholders during both challenging and prosperous times. We remain focused on your long-term financial success.

Thank you for entrusting us with your investment and for your ongoing support.

Sincerely,

Terry R. Otton

Chief Executive Officer

1  Performance numbers for some funds include periods before RS Investments became the funds’ investment adviser. Rankings are based off total returns as of 6/30/08. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/07- 06/30/08 Rank/Count	3-Yr Total Return 06/30/05- 06/30/08 Rank/Count	5-Yr Total Return 06/30/03- 06/30/08 Rank/Count	10-Yr Total Return 06/30/98- 06/30/08 Rank/Count
RS Select Growth Fund	Small Growth	132-859	251-705	356-571	44-273
RS Partners Fund	Small Blend	207-664	201-549	41-429	13-185
RS Value Fund	Mid-Cap Blend	131-486	63-410	8-323	7-152
RS Core Equity Fund	Large Blend	107-2086	43-1715	192-1325	453-660
RS Emerging Markets Fund	Diversified Emerging Markets	53-293	22-217	17-189	16-110
RS Low Duration Bond Fund	Short-Term Bond	88-447	77-381	N/A	N/A

2  Morningstar Analyst Report, June 28, 2008.

www.RSinvestments.com	3

Performance Update

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge			-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K	RSPKX	10/13/06
without sales charge			-3.57%	-15.92%	—	—	—	-1.94%
Class Y	RSPYX	05/01/07
without sales charge			-3.19%	-15.26%	—	—	—	-11.69%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge			-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C	RVACX	05/01/07
without sales charge			-2.75%	-10.71%	—	—	—	-7.45%
with sales charge			-3.72%	-11.54%	—	—	—	-7.45%
Class K	RSVKX	12/04/06
without sales charge			-2.63%	-10.40%	—	—	—	0.36%
Class Y	RSVYX	05/01/07
without sales charge			-2.25%	-9.75%	—	—	—	-6.50%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

4	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-1.56%	-10.98%	—	—	—	7.18%
with maximum sales charge			-6.26%	-15.19%	—	—	—	5.20%
Class C†	RIVCX	07/24/07
without sales charge			-1.68%	—	—	—	—	-9.16%
with maximum sales charge			-2.66%	—	—	—	—	-9.90%
Class K	RSIKX	01/03/07
without sales charge			-1.68%	-11.59%	—	—	—	-1.86%
Class Y	RSIYX	05/01/07
without sales charge			-1.14%	-10.54%	—	—	—	-6.94%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge			9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C	RGNCX	05/01/07
without sales charge			14.31%	26.68%	—	—	—	26.28%
with sales charge			13.31%	25.68%	—	—	—	26.28%
Class K	RSNKX	12/04/06
without sales charge			14.57%	27.13%	—	—	—	25.75%
Class Y	RSNYX	05/01/07
without sales charge			14.89%	28.06%	—	—	—	27.70%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-14.15%	-19.44%	2.79%	7.71%	—	9.70%
with maximum sales charge			-18.20%	-23.26%	1.15%	6.66%	—	8.72%

†	RS Investors Fund Class C shares (Inception date: 07/24/07) “since inception” returns are not annualized and represent cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	5

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-17.02%	-22.07%	1.52%	6.78%	—	8.77%
Class C	RLCCX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-15.30%	-20.68%	2.03%	6.92%	—	8.90%
Class K	RLCKX	02/03/03
without sales charge			-14.20%	-19.60%	2.52%	7.43%	—	9.40%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge			-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B	GUCBX	05/06/97
without sales charge			-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge			-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C	RSCCX	08/07/00
without sales charge			-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge			-12.67%	-18.12%	3.23%	8.26%	—	1.31%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y	RSCYX	05/01/07
without sales charge			-11.28%	-16.50%	—	—	—	-12.56%
RS Core Equity Fund Class A	GPAFX	06/01/72
without sales charge			-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge			-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B	GUPBX	05/01/96
without sales charge			-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge			-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C	RCOCX	08/07/00
without sales charge			-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge			-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K	RCEKX	05/15/01
without sales charge			-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y	RCEYX	05/01/07
without sales charge			-4.48%	-3.87%	—	—	—	1.23%
RS Equity Dividend Fund Class A†	REDAX	07/31/07
without sales charge			-9.62%	—	—	—	—	-13.59%
with maximum sales charge			-13.93%	—	—	—	—	-17.71%

†	RS Equity Dividend Fund Class A shares (Inception date: 07/31/07) “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C†	REDCX	07/31/07
without sales charge			-9.41%	—	—	—	—	-13.63%
with sales charge			-10.31%	—	—	—	—	-14.48%
Class K†	REDKX	07/31/07
without sales charge			-9.77%	—	—	—	—	-13.78%
Class Y†	REDYX	07/31/07
without sales charge			-9.29%	—	—	—	—	-13.06%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-12.16%	-13.66%	3.85%	7.02%	—	-0.56%
with maximum sales charge			-14.80%	-16.25%	2.81%	6.36%	—	-0.94%
Class B	RSPBX	08/07/00
without sales charge			-12.39%	-14.28%	3.08%	6.22%	—	-1.35%
with sales charge			-15.02%	-16.83%	2.45%	6.06%	—	-1.35%
Class C	RSAPX	08/07/00
without sales charge			-12.41%	-14.30%	3.08%	6.22%	—	-1.37%
with sales charge			-13.29%	-15.15%	3.08%	6.22%	—	-1.37%
Class K	RSPIX	05/15/01
without sales charge			-12.28%	-14.00%	3.41%	6.57%	—	0.76%

†	RS Equity Dividend Fund Class C, Class K, and Class Y shares (Inception date: 07/31/07 for all share classes) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Asset Allocation Fund Class A	GUAAX	02/16/93
without sales charge			-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge			-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B	GAABX	05/01/96
without sales charge			-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge			-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C	RAACX	08/07/00
without sales charge			-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge			-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K	RAAKX	05/15/01
without sales charge			-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge			-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C†	REGWX	09/06/07
without sales charge			-15.38%	—	—	—	—	-15.28%
with sales charge			-16.23%	—	—	—	—	-16.13%
Class K	RSEKX	01/22/07
without sales charge			-15.34%	-14.79%	—	—	—	-2.66%
Class Y	RSYEX	05/01/07
without sales charge			-14.98%	-13.88%	—	—	—	-6.83%

†	RS Emerging Growth Fund Class C shares (Inception date: 09/06/07) return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Asset Allocation Fund Class A, B, C and K shares are 1.68%, 2.47%, 2.42%, and 2.13%, respectively; for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge			-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	—	-17.20%
with sales charge			—	—	—	—	—	-18.02%
Class K	RSSKX	03/02/07
without sales charge			-18.38%	-21.86%	—	—	—	-10.79%
Class Y	RSMYX	05/01/07
without sales charge			-17.95%	-21.20%	—	—	—	-15.25%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge			-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C†	RSGFX	11/15/07
without sales charge			-10.07%	—	—	—	—	-11.24%
with sales charge			-10.97%	—	—	—	—	-12.13%
Class K	RSDKX	02/12/07
without sales charge			-10.03%	-7.87%	—	—	—	-0.56%

†

RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) and RS Select Growth Fund Class C shares (Inception date: 11/15/07), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge			-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C	RMOCX	05/21/07
without sales charge			-15.44%	-13.55%	—	—	—	-12.13%
with sales charge			-16.29%	-14.28%	—	—	—	-12.13%
Class K	RSMKX	12/04/06
without sales charge			-15.41%	-13.25%	—	—	—	-2.79%
Class Y	RMOYX	05/01/07
without sales charge			-15.06%	-12.41%	—	—	—	-7.04%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge			-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C	RGWCX	06/29/07
without sales charge			-14.53%	-11.85%	—	—	—	-11.85%
with sales charge			-15.39%	-12.59%	—	—	—	-12.59%
Class K	RSGKX	11/27/06
without sales charge			-14.28%	-11.41%	—	—	—	-1.74%
Class Y	RGRYX	05/01/07
without sales charge			-14.30%	-11.09%	—	—	—	-5.43%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge			-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C	RINCX	05/02/07
without sales charge			-16.96%	-11.30%	—	—	—	-4.68%
with sales charge			-17.79%	-12.10%	—	—	—	-4.68%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-16.86%	-10.95%	—	—	—	2.09%
Class Y	RIFYX	05/01/07
without sales charge			-16.56%	-10.18%	—	—	—	-2.86%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge			-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B	GBGBX	05/01/96
without sales charge			-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge			-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C	RIGCX	08/07/00
without sales charge			-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge			-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K	RIGKX	05/15/01
without sales charge			-7.68%	-4.50%	14.04%	15.33%	—	5.79%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge			-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B	REMBX	05/06/97
without sales charge			-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge			-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C	REMGX	08/07/00
without sales charge			-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge			-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K	REMKX	05/15/01
without sales charge			-12.65%	6.16%	29.73%	31.26%	—	22.36%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge			-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B	RIQBX	08/07/00
without sales charge			0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge			-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C	RIQCX	08/07/00
without sales charge			0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge			-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K	RIQKX	05/15/01
without sales charge			0.27%	5.17%	2.85%	2.90%	—	4.57%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			1.74%	5.21%	3.88%	—	—	3.01%
with maximum sales charge			-0.57%	2.89%	3.09%	—	—	2.54%
Class B	RLDBX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			-1.64%	1.42%	2.48%	—	—	2.06%
Class C	RLDCX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			0.36%	3.42%	3.11%	—	—	2.24%
Class K	RLDKX	07/30/03
without sales charge			1.54%	4.79%	3.47%	—	—	2.60%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-2.23%	-3.60%	3.27%	5.48%	—	4.55%
with maximum sales charge			-5.84%	-7.23%	1.96%	4.68%	—	4.14%
Class B	RHYBX	09/01/98
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.66%
with sales charge			-5.42%	-7.01%	1.88%	4.54%	—	3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.80%
with sales charge			-3.54%	-5.23%	2.45%	4.70%	—	3.80%
Class K	RHYKX	05/15/01
without sales charge			-2.42%	-3.99%	2.86%	5.06%	—	5.12%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge			-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C	RETCX	08/07/00
without sales charge			-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge			-1.50%	0.15%	1.39%	2.34%	—	4.28%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B	RMBXX	05/01/96
without sales charge			0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge			-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C	RMCXX	08/07/00
without sales charge			0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge			-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K	RMKXX	05/15/01
without sales charge			0.94%	2.91%	3.36%	2.26%	—	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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www.RSinvestments.com	15

Highlights

RS Funds Specialized Expertise at Work for You

The RS Investments difference:

>  Unique, research-driven investment strategies

>  Distinct and specialized investment teams

>  Disciplined and repeatable investment process

>  Highly experienced and focused investment professionals

At RS Investments we offer a broad range of investment strategies managed by our specialized investment teams that adhere to their own distinct investment style and expertise. Incorporating highly-focused investments that are rigorously researched and carefully overseen by our investment specialists is an effective way to create a well-balanced, diversified portfolio and potentially increase overall investment performance. And with our 22-plus years of experience delivering this unique asset management approach, you can have confidence that each part of your investment strategy is managed by our team of dedicated, active, and highly-experienced investment professionals.

To learn more about our specialized expertise in any of these strategies please visit www.RSinvestments.com where you will find the latest press, commentary, and performance on our funds.

Lipper Rankings and Morningstar Ratings (Class A Shares)1

The Morningstar RatingsTM (including the effects of sales charges, loads, and redemption fees) are based on risk-adjusted returns as of 06/30/08. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. Lipper rankings are based on total return with dividends reinvested and do not take into account sales charges. Quartiles and rankings are based on total return and are historical and do not represent future results.

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Partners Fund	Lipper Category: Small Cap Core				without sales charge	« «««« (out of 549 funds)	« «« (out of 549 funds)	« «««« (out of 429 funds)	« «««« (out of 185 funds)	Small Blend Category
	2nd 295/786	2nd 258/628	1st 45/486	1st 15/193	including the effect of sales charges, loads, and redemption fees	«««« (out of 549 funds)	««« (out of 549 funds)	«««« (out of 429 funds)	«««« (out of 185 funds)

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« «««« (out of 410 funds)	« ««« (out of 410 funds)	« «««« (out of 323 funds)	« «««« (out of 152 funds)	Mid-Cap Blend Category
	1st 38/343	1st 33/270	1st 7/209	1st 6/65	including the effect of sales charges, loads, and redemption fees	«««« (out of 410 funds)	««« (out of 410 funds)	««««« (out of 323 funds)	«««« (out of 152 funds)
RS Core Funds

RS Core Equity Fund	Lipper Category: Large Cap Core				without sales charge	« «« (out of 1,715 funds)	« «««« (out of 1,715 funds)	« ««« (out of 1,325 funds)	« (out of 660 funds)	Large Blend Category
	1st 51/817	1st 3/692	1st 52/574	3rd 232/323	including the effect of sales charges, loads, and redemption fees	««« (out of 1,715 funds)	««««« (out of 1,715 funds)	«««« (out of 1,325 funds)	« (out of 660 funds)

Performance quoted represents past performance and does not guarantee future results.

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	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Growth Funds

RS Select Growth Fund	Lipper Category: Small Cap Growth				without sales charge	« «« (out of 705 funds)	« «« (out of 705 funds)	« « (out of 571 funds)	« «« (out of 273 funds)	Small Growth Category
	1st 111/604	2nd 204/486	3rd 288/400	1st 37/192	including the effect of sales charges, loads, and redemption fees	««« (out of 705 funds)	««« (out of 705 funds)	«« (out of 571 funds)	««« (out of 273 funds)

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 229 funds)	« «« (out of 76 funds)	Specialty-Technology Category
	3rd 58/108	3rd 64/102	2nd 27/90	1st 3/27	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	««« (out of 229 funds)	««« (out of 76 funds)
RS International Funds

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 217 funds)	« ««« (out of 217 funds)	« ««« (out of 189 funds)	« ««« (out of 110 funds)	Diversified Emerging Markets Category
	1st 69/280	1st 27/200	1st 21/172	1st 18/97	including the effect of sales charges, loads, and redemption fees	«««« (out of 217 funds)	«««« (out of 217 funds)	««« (out of 189 funds)	«««« (out of 110 funds)
RS Fixed Income Funds

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 381 funds)	« ««« (out of 381 funds)	N/A	N/A	Short-Term Bond Category
	1st 40/263	1st 52/212	N/A	N/A	including the effect of sales charges, loads, and redemption fees	««« (out of 381 funds)	««« (out of 381 funds)	N/A	N/A

RS Tax-Exempt Fund	Lipper Category General Municipal Debt				without sales charge	« ««« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 248 funds)	« ««« (out of 204 funds)	Muni National Long
	2nd 77/235	2nd 86/220	2nd 59/210	1st 8/153	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	«« (out of 248 funds)	««« (out of 204 funds)

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to ensure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar RatingTM, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar RatingTM based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments (RS), we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

Stephen J. Bishop

Stephen J. Bishop (RS) has been co-portfolio manager of RS Technology Fund (formerly The Information Age Fund®) since July 2001, of RS Emerging Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since August 2008. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan, CFA

James L. Callinan (RS) has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam’s growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn (RS) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since August 2008. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

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John H. Seabern, CFA

John H. Seabern (RS) has been a co-portfolio manager of RS MidCap Opportunities Fund since May 2007. In August 2008 he became sole portfolio manager of RS Growth Fund, a fund he had co-managed since May 2007. Mr. Seabern also served on the management team of RS Select Growth Fund from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado.

Allison K. Thacker

Allison K. Thacker (RS) has been a co-portfolio manager of RS Technology Fund (formerly The Information Age Fund®) since April 2003, of RS Emerging Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since August 2008. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy, CFA

D. Scott Tracy (RS) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007, of RS Select Growth Fund since May 2007, and of RS MidCap Opportunities Fund since August 2008. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

William J. Wolfenden III

William J. Wolfenden III (RS) has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS Emerging Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	Fund performance suffered during a challenging period for the equity markets, as risk averse investors sold higher-growth, higher-valuation stocks and sought safety in more-defensive assets.

•

The Fund’s relative performance suffered from its underweight allocation to better-performing energy shares as well as negative stock selection in the energy, financial services, and consumer discretionary sectors.

•	Solid performance by a number of health care holdings and an underweight to weaker consumer staples and utilities shares contributed positively to the Fund’s relative performance during the period.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS Emerging Growth Fund (Class A Shares) declined 15.11% for the six-month period ended

June 30, 2008, while its benchmark, the Russell 2000® Growth Index3 , declined 8.93%.

Portfolio Review

The Fund’s performance relative to the benchmark suffered from its underweight exposure to the energy sector—one of the few areas of the market that delivered strong positive performance for the period. Stock selection in the energy area was also detrimental, reflecting a below-benchmark allocation to crude oil stocks and a lack of exposure to coal producers and offshore-drilling enterprises.

The Fund’s consumer discretionary holdings also sold off during the first half of the period, as the market stopped paying a premium for growth. One of the Fund’s biggest detractors in this area was Home Inns & Hotels Management, a fast-growing economy hotel chain in China. Home Inns reported soft fourth-quarter earnings, due in part to a recent acquisition that had a negative impact on its occupancy and operating results.

On a positive note, Fund performance was supported by stock selection in the health care sector and particularly by its investment in Illumina, a maker of next-generation instruments used in genetic research. The company has been able to tap a new customer base with its higher-quality and attractively priced products. Other positive contributors included electrical equipment manufacturer AZZ, which is benefiting from an infrastructure build in the utilities industry, as well as several oil and gas companies, including Comstock Resources and Arena Resources.

Meanwhile the Fund’s stock selection and underweighting in the utilities sector also benefited relative performance as did its lack of exposure to the poorly performing consumer staples sector.

Outlook

In the near term, we anticipate continued volatility as companies struggle through the difficult economic environment. The recent market retreat has punished a wide array of stocks, including many with sound funda-

www.RSinvestments.com	21

RS Emerging Growth Fund (continued)

mentals and solid growth potential. For this reason, we believe the recent price declines may have provided us with some attractively priced investment opportunities, as we look to position the Fund for an eventual stock market recovery. We might add that historically such rebounds often have been led by small-cap stocks. We believe that once volatility subsides, investors will again seek out the kind of organic growth companies in which we invest.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Jim Callinan Co-Portfolio Manager

Melissa Chadwick-Dunn Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

Scott Tracy Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

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Total Net Assets: $463,788,754	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
AZZ, Inc.	1.75%
Comstock Resources, Inc.	1.73%
Dril-Quip, Inc.	1.72%
Arena Resources, Inc.	1.66%
Psychiatric Solutions, Inc.	1.62%
FTI Consulting, Inc.	1.60%
TNS, Inc.	1.57%
The Spectranetics Corp.	1.55%
Bare Escentuals, Inc.	1.53%
Netlogic Microsystems, Inc.	1.51%
Total	16.24%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	23

RS Emerging Growth Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/30/87
without sales charge		-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge		-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C Shares†	09/06/07
without sales charge		-15.38%	—	—	—	—	-15.28%
with sales charge		-16.23%	—	—	—	—	-16.13%
Class K Shares	01/22/07
without sales charge		-15.34%	-14.79%	—	—	—	-2.66%
Class Y Shares	05/01/07
without sales charge		-14.98%	-13.88%	—	—	—	-6.83%
Russell 2000® Growth Index[3]		-8.93%	-10.83%	6.08%	10.37%	2.80%	8.57%
						Since Class A shares inception

†	RS Emerging Growth Fund Class C shares since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/06/07 in Class C shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/22/07 in Class K shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Emerging Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Emerging Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.48%, Class C 2.92%, Class K 3.65% and Class Y 1.12%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

26	Call 800.766.3863

RS Smaller Company Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	Fund performance suffered as investors sold off, often with little regard for underlying fundamentals, many of the higher-valuation, higher-growth small-cap names we favored.

•	Among the biggest detractors were shares in the financial services, producer durables, consumer discretionary, and health care sectors.

•	Underweight exposure to the utilities and consumer staples sectors aided relative performance as did the Fund’s modest cash position.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS Smaller Company Growth Fund (Class A Shares) declined 18.08% in the six-month period ended June 30, 2008, significantly underperforming its benchmark, the Russell 2000® Growth Index3, which fell 8.93%.

Portfolio Review

The recent period was difficult for stocks in general and for the smallest growth stocks in particular, as investors sought out larger, more stable companies with less expensive valuations. Among our largest detractors were a number of financial services stocks caught in a sectorwide sell-off. These included brokerage-related holdings Investment Technology Group and GFI Group, as well as online investment media company TheStreet.com and Internet-based insurance provider eHealth.

In the producer durables sector, BE Aerospace, a manufacturer of aircraft cabin interior products, sold off sharply on concerns over the near-term outlook for the airline industry. Fears of a slowdown in consumer spending also pressured consumer discretionary stocks, including advertising-related holding DG FastChannel and Internet stocks such as Shutterfly. Other major detractors included KV Pharmaceutical and medical device manufacturer LeMaitre Vascular.

On a positive note, the Fund benefited from underweight exposure to both the utilities and consumer staples sectors — two of the weaker categories of the benchmark index. In the utilities sector, we avoided struggling names in the electric and gas utilities industries.

Additionally, although the Fund was penalized for its underweight exposure to energy-related stocks, several individual names in this area contributed positively to performance. These included drilling equipment and services providers Oil States International and Superior Energy Services as well as Arena Resources, a position we added

www.RSinvestments.com	27

RS Smaller Company Growth Fund (continued)

last December. An oil exploration and production company, Arena Resources has benefited from high operating margins and an accelerating drilling program.

Our cash balance provided some cushion against the equity market’s downward volatility. While we are always on the lookout for new investment opportunities, we will remain very patient in our efforts to invest this cash, as we seek out franchises that we believe are high quality and that we believe offer the prospect for organic revenue and earnings growth.

Outlook

While we are disappointed with the Fund’s performance during the first half of the year, we believe that the often- indiscriminate sell-off in smaller growth shares may ultimately provide us with some attractively priced invest-

ment opportunities. At the same time, we caution that markets may remain turbulent in the near term, as investors await clarity on the economic outlook. For this reason we will remain patient and selective as we explore additional investment opportunities, even as we continue to recheck the assumptions underlying our existing investments. Above all we remain long-term investors, managing the Fund with a two- to five-year investment horizon. We retain confidence in the stocks we own, and we remain optimistic about the long-term prospects for the Fund.

We thank you for your continued investment and support.

Bill Wolfenden	Scott Tracy
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

28	Call 800.766.3863

Total Net Assets: $202,811,738	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Psychiatric Solutions, Inc.	2.12%
The Spectranetics Corp.	2.10%
Premiere Global Services, Inc.	1.86%
Scientific Games Corp.	1.85%
The TriZetto Group, Inc.	1.84%
Sciele Pharma, Inc.	1.82%
AmTrust Financial Services, Inc.	1.76%
Arena Resources, Inc.	1.71%
Oil States International, Inc.	1.69%
Natus Medical, Inc.	1.65%
Total	18.40%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	29

RS Smaller Company Growth Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/15/96
without sales charge		-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge		-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C Shares†	01/02/08
without sales charge		—	—	—	—	—	-17.20%
with sales charge		—	—	—	—	—	-18.02%
Class K Shares	03/02/07
without sales charge		-18.38%	-21.86%	—	—	—	-10.79%
Class Y Shares	05/01/07
without sales charge		-17.95%	-21.20%	—	—	—	-15.25%
Russell 2000® Growth Index[3]		-8.93%	-10.83%	6.08%	10.37%	2.80%	4.56%
						Since Class A shares inception

†	RS Smaller Company Growth Fund Class C shares since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/02/08 in Class C shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 03/02/07 in Class K shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1.0% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS Smaller Company Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Smaller Company Growth Fund and in the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.53%, Class C 4.43%, Class K 3.41% and Class Y 1.31%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1.0% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

32	Call 800.766.3863

RS Select Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

As worried investors sought safety in more-stable, slower-growing investments, they sold higher-growth, higher-valuation stocks. As a result, most major categories of the benchmark Russell 2500® Growth Index[3] experienced negative performance for the six-month period ended June 30, 2008.

•	The Fund’s performance relative to its benchmark suffered from sharp declines in several industrial-related stocks as well as from its lack of exposure to better-performing areas of the energy sector.

•	In contrast, stock selection in the consumer discretionary area and underweight exposure to the weak financial services and consumer staples sectors supported the Fund’s relative performance.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index5 declined 11.91%, the Dow Jones Industrial Average6 declined 13.38%, and the Nasdaq Composite7 declined 13.55%.

Performance

The RS Select Growth Fund (Class A Shares) declined 9.84% in the six-month period ended June 30, 2008, underperforming the benchmark Russell 2500® Growth Index, which declined 7.86%.

Portfolio Review

The Fund’s relative performance was dampened by stock selection in industrial-related sectors such as producer durables and materials and processing, areas in which the portfolio was underweighted relative to the benchmark. Detractors in the producer durables sector included several aircraft-related holdings, including BE Aerospace, which manufactures aircraft cabin interior products for commercial aircraft and business jets. Although we significantly trimmed our position in the company late last year, we nonetheless suffered as shares sold off in the first half of 2008 amid growing concerns about the health of the U.S. airline sector.

Performance also suffered from stock selection in the health care sector, where Healthways, a provider of disease management and wellness services, proved a disappointment after tempering its earnings guidance. We sold the position.

Another detractor was Cbeyond, a provider of bundled communications services to small businesses. The stock fell sharply during the first quarter because of concerns that its decisions to shut off service to 300 nonpaying customers and tighten credit requirements for new customers might hurt its near-term churn and subscriber growth metrics.

Energy was a relative bright spot within the index, as continued strong global demand and record-high oil prices drove outperformance for the sector. Unfortunately, the Fund’s underweight allocation to crude oil producers hurt its relative performance as did its lack of exposure to coal-related and gas pipeline shares. Nonetheless several individual energy shares were among the Fund’s strongest positive contributors during the period. These included SandRidge Energy, a natural gas

www.RSinvestments.com	33

RS Select Growth Fund (continued)

exploration and production company, and Atwood Oceanics, which is capitalizing on a favorable pricing and demand environment for its deepwater drill ships.

Consumer discretionary remained the largest area in the portfolio. While consumer shares remained under pressure overall, the Fund’s stock selection in this sector supported its performance relative to the benchmark. Standout positive contributors in this sector included retailer Urban Outfitters and FTI Consulting, whose bankruptcy and restructuring business has benefited from the strained credit environment. Positive contributors from other sectors included genetic research equipment company Illumina and semiconductor manufacturer Marvell Technology Group.

Additionally, the Fund’s relative performance was assisted by its underweight exposure to the struggling financial services sector as well as from a below-benchmark weighting in the underperforming consumer staples area. Our cash position also supported relative performance.

Outlook

Going forward we caution that markets could remain turbulent in the near term as companies struggle through a challenging and uncertain economic environment. We remain long-term investors, and we are committed to using bottom-up research to identify companies that offer strong growth potential and may now be trading at more-attractive valuations. We believe that once volatility subsides, investors will again pay a premium for companies that can organically grow revenues and earnings, and we want to be positioned to capitalize on this renewed interest in growth shares. At the same time, we maintain exposure to some cyclical-growth stocks that we believe should outperform once the economy begins to show improvement.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Jim Callinan Co-Portfolio Manager

Melissa Chadwick-Dunn Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

Scott Tracy Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

34	Call 800.766.3863

Total Net Assets: $94,630,856	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Dril-Quip, Inc.	4.07%
Atwood Oceanics, Inc.	3.26%
FTI Consulting, Inc.	2.88%
Digital River, Inc.	2.76%
Urban Outfitters, Inc.	2.73%
Psychiatric Solutions, Inc.	2.55%
Bare Escentuals, Inc.	2.51%
Core Laboratories N.V.	2.28%
Investment Technology Group, Inc.	2.27%
Marvell Technology Group Ltd.	2.26%
Total	27.57%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

www.RSinvestments.com	35

RS Select Growth Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	08/01/96
without sales charge		-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge		-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C Shares†	11/15/07
without sales charge		-10.07%	—	—	—	—	-11.24%
with sales charge		-10.97%	—	—	—	—	-12.13%
Class K Shares	02/12/07
without sales charge		-10.03%	-7.87%	—	—	—	-0.56%
Russell 2500® Growth Index[3]		-7.86%	-9.20%	7.40%	11.61%	5.17%	7.02%
						Since Class A shares inception
Russell 2000® Growth Index[4]		-8.93%	-10.83%	6.08%	10.37%	2.80%	4.82%
						Since Class A shares inception

†	RS Select Growth Fund Class C shares since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.56%, Class C 5.50%, and Class K 13.30%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/07 in Class C shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/12/07 in Class K shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.56%, Class C 5.50%, Class K 13.30%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	37

RS MidCap Opportunities Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	In a difficult equity market, the RS MidCap Opportunities Fund delivered negative performance, both in absolute terms and relative to its benchmark, the Russell Midcap® Growth Index[3].

•

The Fund’s relative performance was hurt by an underweighting in the energy sector—one of the market’s few areas of strength—and from stock selection in the energy, technology, and consumer discretionary sectors in particular.

•	Relative performance benefited from double-digit gains in a number of the Fund’s energy holdings as well as from stock selection in the autos and transportation and utilities sectors.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS MidCap Opportunities Fund (Class A Shares) declined 15.17% in the six-month period ended June 30, 2008, underperforming the benchmark Russell Midcap Growth Index, which declined 6.81%. The Fund’s performance suffered as worried investors sold out of higher-growth, higher-valuation stocks and sought safety in more-stable, defensive assets as well as in select commodity-related shares in the energy sector.

Portfolio Review

While the Fund benefited from solid performance in a number of individual holdings in the energy sector, including CONSOL Energy and Chesapeake Energy, its returns were nonetheless hindered by underweight exposure to the energy sector relative to the benchmark allocation. Below-market weightings in better-performing coal producers and oil well equipment and services providers were particular detractors from the Fund’s relative performance.

The Fund’s stock selection and overweighting in the tech sector also detracted from relative performance, as many of our computer services and software names suffered declines. These included VeriFone Holdings, which we invested in because we thought the company would benefit from a global shift to electronic point-of-sale transactions as well as from its own market leadership and superior technology. Despite these advantages, the company sold off during the first quarter over concerns about a potential global slowdown in both technology and consumer spending.

Fundamental trends in the consumer sector remained challenging, as deteriorating housing market conditions and record-high energy prices weighed on consumer confidence and spending plans. The Fund’s largest individual detractor was Crocs, maker of the lightweight clog-style footwear that has taken the country by storm. We became interested in the position early this year after the stock price fell sharply over concerns about how demand for the company’s products would

38	Call 800.766.3863

fare in a weaker consumer environment. We purchased a stake in the company because we felt its growth prospects remained solid both domestically and internationally. Unfortunately, the Fund’s performance suffered as economic fears overrode the company’s positive longer-term trends. As the stock remained under pressure, we exited the position. Fund performance was also hurt by weakness in some industrial- and finance-related holdings, including AerCap Holdings, an aircraft leasing company that has faced a difficult environment for aircraft-related stocks.

Providing some offset to these negative contributions was the Fund’s stock selection in the autos and transportation sector, where Kirby, a marine shipping company, benefited from rising tanker traffic serving the petroleum and chemical industries. Stock selection in the utilities sector was also favorable, as we avoided electric utilities squeezed by rising fuel costs and credit market turmoil.

Outlook

We caution that the near-term market environment may remain challenging until we gain more clarity on the economic outlook. At the same time, we remind investors that the stock market has historically bottomed out a little over halfway through an economic decline and that efforts to time a market recovery may prevent investors from fully capitalizing on the rebound when it comes. In this environment we remain more committed than ever to our investment discipline, using bottom-up fundamental analysis to identify companies that we believe can grow revenues, earnings, and cash flow even in a slowing economic environment.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Melissa Chadwick-Dunn Co-Portfolio Manager

John Seabern Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

Scott Tracy Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	39

RS MidCap Opportunities Fund (continued)

Total Net Assets: $235,653,914	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Brocade Communications Systems, Inc.	2.97%
TeleTech Holdings, Inc.	2.90%
AerCap Holdings N.V.	2.63%
McDermott International, Inc.	2.10%
Akamai Technologies, Inc.	2.07%
Alliance Data Systems Corp.	1.97%
Genco Shipping & Trading Ltd.	1.94%
Newfield Exploration Co.	1.80%
Hornbeck Offshore Services, Inc.	1.75%
Activision, Inc.	1.71%
Total	21.84%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

40	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge		-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C Shares	05/21/07
without sales charge		-15.44%	-13.55%	—	—	—	-12.13%
with sales charge		-16.29%	-14.28%	—	—	—	-12.13%
Class K Shares	12/04/06
without sales charge		-15.41%	-13.25%	—	—	—	-2.79%
Class Y Shares	05/01/07
without sales charge		-15.06%	-12.41%	—	—	—	-7.04%
Russell Midcap® Growth Index[3]		-6.81%	-6.42%	8.19%	12.32%	5.64%	8.80%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS MidCap Opportunities Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/21/07 in Class C shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

42	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS MidCap Opportunities Fund and in the Russell Midcap® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.40%, Class C 3.46%, Class K 3.67%, and Class Y 1.13%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	43

RS Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

During a challenging environment for the equity markets, the RS Growth Fund delivered negative performance both overall and relative to the benchmark Russell 1000® Growth Index[3], as investors sold off shares with little regard for underlying fundamentals.

•	Fund performance suffered from share price declines across a number of market sectors, notably in the technology, producer durables, and utilities sectors.

•	Stock selection in the financial services sector had a positive impact on the Fund’s relative performance as did gains by select holdings in a number of other sectors.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS Growth Fund (Class A Shares) declined 14.41% in the six-month period ended June 30, 2008, while the benchmark Russell 1000® Growth Index declined 9.06%.

Portfolio Review

During a period when most growth stocks remained under pressure, the Fund’s performance relative to its benchmark was hurt most by its stock selection in the technology, producer durables, and utilities sectors. In the tech sector, the Fund suffered from weakness in a number of software-related holdings, including VMware, which supplies virtual desktop and data center solutions. Other detractors included communications devices company Garmin and QUALCOMM. Negative contributors in the producer durables space included Finnish telecommunications equipment manufacturer Nokia, homebuilder D.R. Horton, and agricultural equipment manufacturer Deere & Co.

In the utilities sector, the Fund was penalized by declines in telecommunications services shares such as Sprint Nextel and Clearwire. French environmental management services provider Veolia Environment was another detractor. Although we expected Veolia to benefit from solid global demand trends, we were disappointed with the recent performance of its energy and transportation divisions. Given the near-term risks to its earnings and cash flow, we cut our losses and sold the stock during the first quarter.

Significant negative contributors from other sectors included Internet search company Google and medical diagnostic equipment manufacturer Hologic.

Financial services was one of the weakest areas of the market in the first half of 2008. While the Fund’s overweight exposure to this sector hurt its relative performance, this negative impact was more than offset by favorable stock selection within the sector. Notably, the Fund benefited from its investments in several data- and payment-processing companies, including Alliance Data Systems and MasterCard.

Returns were also aided by strong performance in a number of the Fund’s individual energy holdings. These included natural gas producer Chesapeake Energy, which concentrates on wells located in the mid-continental region of the United States, and Brazilian oil

44	Call 800.766.3863

and gas company Petroleo Brasileiro. Other positive contributors included fertilizer producer Potash Corporation of Saskatchewan and Nucor, a steel manufacturer that supplies bars, girder fasteners, and steel decks to the automotive, machinery, and construction industries.

Outlook

Although the recent period has been challenging, and while the near-term market environment may remain volatile, we are constructive on the long-term outlook for the Fund and for the growth stocks we own. Our focus remains on identifying and investing in companies that can grow revenues, earnings, and cash flow in a slowing global environment. Once market volatility subsides, we believe that investors will once again reward the kind of organic growth companies in which we invest.

Thank you for your continued investment and support.

John Seabern Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	45

RS Growth Fund (continued)

Total Net Assets: $161,217,364	Data as of June 30, 2008

Sector Allocation[1]

                                    [GRAPHIC]
Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Google, Inc.	3.10%
Microsoft Corp.	2.56%
Danaher Corp.	2.40%
Gilead Sciences, Inc.	2.30%
Genzyme Corp.	2.23%
Citrix Systems, Inc.	2.15%
Alliance Data Systems Corp.	2.10%
Research In Motion Ltd.	2.10%
Cisco Systems, Inc.	2.09%
The DIRECTV Group, Inc.	2.09%
Total	23.12%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

46	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/12/92
without sales charge		-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge		-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C Shares	06/29/07
without sales charge		-14.53%	-11.85%	—	—	—	-11.85%
with sales charge		-15.39%	-12.59%	—	—	—	-12.59%
Class K Shares	11/27/06
without sales charge		-14.28%	-11.41%	—	—	—	-1.74%
Class Y Shares	05/01/07
without sales charge		-14.30%	-11.09%	—	—	—	-5.43%
Russell 1000® Growth Index[3]		-9.06%	-5.96%	5.91%	7.32%	0.96%	7.79%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	47

RS Growth Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 06/29/07 in Class C shares of RS Growth Fund and in the Russell 1000® Growth Index. For Class C Shares, a contingent deferred sales load charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/27/06 in Class K shares of RS Growth Fund and in the Russell 1000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Growth Fund and in the Russell 1000® Growth Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class C 3.83%, Class K 3.01% and Class Y 0.99%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS Technology Fund (formerly The Information Age Fund®)

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Technology Sector

Highlights

•	In a difficult environment for higher-valuation growth stocks, the RS Technology Fund lost ground while also underperforming its benchmark, the S&P North American Technology Sector IndexTM3.

•	The Fund’s performance during this period was hindered by its focus on higher-growth large and small technology companies, especially in the semiconductor, software, and computer technology areas.

•

The Fund’s relative performance benefited from stock selection in the communications technology group as well as from positive returns by individual holdings across a number of technology-related sectors.

Market Overview

The past six months have been difficult for equity markets, as a combination of surging energy prices, slowing economic growth, and concerns about the health of the global financial system weighed on investor confidence. Faced with these headwinds, the stock market sold off sharply during the first quarter, as investors sought safety in Treasury bonds and other defensive investments. Against this backdrop, the Federal Reserve Board moved aggressively to help restore liquidity, reducing the target federal funds rate by 225 basis points to 2.00% by April. Fed rate cuts combined with some positive earnings news from nonfinancial corporations sparked a short-lived market resurgence in early spring before economic concerns again overwhelmed investor confidence, sending most market indexes lower in June. For the six-month period ended June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38%, and the Nasdaq Composite6 declined 13.55%.

Performance

The RS Technology Fund (Class A Shares) declined 16.71% in the six-month period ended June 30, 2008, while its benchmark, the S&P North American Technology Sector IndexTM, declined 12.45%.

Portfolio Review

The recent period has been difficult for virtually all tech stocks but especially for those with higher current and expected growth rates, higher valuations, and smaller capitalizations. Among the Fund’s major detractors for the period was O2Micro International, a maker of analog and mixed-signal semiconductors that help manage power for notebook computers, LCD monitors, and televisions. The stock corrected significantly on concerns over a greater-than-expected slowdown of seasonal orders during the first quarter as well as an excess inventory of its inverter chips in the marketplace. The inventory issues have subsided, but fears that weaker consumer spending might depress sales of computers and other electronics in its end-user market continued to weigh on the stock.

Another poor performer was Apple, which saw its price-to-earnings multiple contract due to slower iPod sales in the fourth quarter of 2007 and worries of potentially weaker iPhone and iMac sales in 2008. Despite these pressures, we believe that Apple is well positioned to continue expanding its foothold in both the handset and personal computer markets over the long term.

A number of growth-oriented Internet-related names also suffered during the period. Google lost ground as signs of a weakening economy prompted fears of declining search-advertising revenues. Other detractors included financial information provider TheStreet.com and Internet photo retailer Shutterfly.

On a positive note, the Fund had several strong performers in the Internet space, including Yahoo!, which was bid higher after receiving an unsolicited takeout offer from Microsoft, and Chinese Internet media company Sohu.com.

The Fund’s relative performance also benefited from stock selection in the communications technology area. Additionally, while many of the Fund’s semiconductor-related stocks lost ground during the period, performance

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benefited from solid gains by two individual holdings in this area—Marvell Technology Group and Broadcom, a diversified communications chip company that we bought after a significant pullback.

The Fund’s cash balance provided a cushion against the market’s downward volatility and has provided us with some dry powder we can use to selectively take advantage of attractive valuations on many promising technology shares caught in the recent market sell-off.

Outlook

While we remain cautious regarding the overall economy and its impact on consumer and technology spending, the current correction in tech stock prices appears to be already discounting for a significant slowdown. Inventories remain lean, and we believe new product cycles in the semiconductor and hardware sectors should provide a solid backdrop for fundamental improvement in late 2008 and 2009. Furthermore, the Internet and software sectors also have strong product cycles and adoption rates, which we believe should drive long-term earnings power. Above all we remain confident that our rigorous bottom-up selection process will help us deliver solid long-term performance by investing in companies engaged in emerging technology products or markets.

We thank you for your continued investment and support.

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

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RS Technology Fund (formerly The Information Age Fund®) (continued)

Total Net Assets: $120,133,232	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Nintendo Co. Ltd.	5.20%
Google, Inc.	4.54%
Apple, Inc.	4.21%
O2Micro International Ltd.	4.04%
Microsoft Corp.	3.85%
Marvell Technology Group Ltd.	3.80%
Research In Motion Ltd.	3.78%
Digital River, Inc.	3.39%
First Solar, Inc.	3.11%
QUALCOMM, Inc.	2.95%
Total	38.87%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

6	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

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Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge		-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C Shares	05/02/07
without sales charge		-16.96%	-11.30%	—	—	—	-4.68%
with sales charge		-17.79%	-12.10%	—	—	—	-4.68%
Class K Shares	01/19/07
without sales charge		-16.86%	-10.95%	—	—	—	2.09%
Class Y Shares	05/01/07
without sales charge		-16.56%	-10.18%	—	—	—	-2.86%
S&P North American Technology Sector IndexTM3	11/15/95	-12.45%	-7.53%	6.61%	7.73%	1.59%	7.06%
						Since Class A shares inception
S&P 500® Index[4]		-11.91%	-13.12%	4.40%	7.58%	2.88%	8.07%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS Technology Fund (formerly The Information Age Fund®) (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/02/07 in Class C shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/19/07 in Class K shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/1/07 in Class Y shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class C 3.31%, Class K 4.49% and Class Y 1.26%. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

			Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return
RS Emerging Growth Fund	Class A		$1,000.00	$848.90	$6.99	1.52%
	Class C		$1,000.00	$846.20	$9.65	2.10%
	Class K		$1,000.00	$846.60	$9.20	2.00%
	Class Y		$1,000.00	$850.20	$5.28	1.15%
RS Smaller Company Growth Fund	Class A		$1,000.00	$819.20	$7.24	1.60%
	Class C	(a)	$1,000.00	$828.00	$9.88	2.19%
	Class K		$1,000.00	$816.20	$9.85	2.18%
	Class Y		$1,000.00	$820.50	$5.45	1.20%
RS Select Growth Fund	Class A		$1,000.00	$901.60	$7.97	1.69%
	Class C		$1,000.00	$899.30	$10.52	2.23%
	Class K		$1,000.00	$899.70	$9.26	1.96%
RS MidCap Opportunities Fund	Class A		$1,000.00	$848.30	$6.01	1.31%
	Class C		$1,000.00	$845.60	$8.89	1.94%
	Class K		$1,000.00	$845.90	$8.49	1.85%
	Class Y		$1,000.00	$849.40	$4.81	1.05%
RS Growth Fund	Class A		$1,000.00	$855.90	$6.04	1.31%
	Class C		$1,000.00	$854.70	$8.80	1.91%
	Class K		$1,000.00	$857.20	$8.34	1.81%
	Class Y		$1,000.00	$857.00	$4.65	1.01%
RS Technology Fund	Class A		$1,000.00	$832.90	$7.03	1.54%
	Class C		$1,000.00	$830.40	$9.77	2.15%
	Class K		$1,000.00	$831.40	$8.16	1.79%
	Class Y		$1,000.00	$834.40	$5.46	1.20%

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			Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Emerging Growth Fund	Class A		$1,000.00	$1,017.30	$7.63	1.52%
	Class C		$1,000.00	$1,014.41	$10.53	2.10%
	Class K		$1,000.00	$1,014.90	$10.04	2.00%
	Class Y		$1,000.00	$1,019.16	$5.76	1.15%
RS Smaller Company Growth Fund	Class A		$1,000.00	$1,016.91	$8.02	1.60%
	Class C	(a)	$1,000.00	$1,013.92	$10.88	2.19%
	Class K		$1,000.00	$1,014.01	$10.93	2.18%
	Class Y		$1,000.00	$1,018.88	$6.04	1.20%
RS Select Growth Fund	Class A		$1,000.00	$1,016.48	$8.45	1.69%
	Class C		$1,000.00	$1,013.79	$11.15	2.23%
	Class K		$1,000.00	$1,015.11	$9.82	1.96%
RS MidCap Opportunities Fund	Class A		$1,000.00	$1,018.36	$6.57	1.31%
	Class C		$1,000.00	$1,015.23	$9.70	1.94%
	Class K		$1,000.00	$1,015.66	$9.27	1.85%
	Class Y		$1,000.00	$1,019.67	$5.25	1.05%
RS Growth Fund	Class A		$1,000.00	$1,018.36	$6.57	1.31%
	Class C		$1,000.00	$1,015.37	$9.57	1.91%
	Class K		$1,000.00	$1,015.88	$9.06	1.81%
	Class Y		$1,000.00	$1,019.86	$5.06	1.01%
RS Technology Fund	Class A		$1,000.00	$1,017.19	$7.74	1.54%
	Class C		$1,000.00	$1,014.19	$10.75	2.15%
	Class K		$1,000.00	$1,015.95	$8.98	1.79%
	Class Y		$1,000.00	$1,018.91	$6.01	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(a)

Commencement of operations was 1/2/08. Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the period).

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Financial Information

Six-Month Period Ended June 30, 2008

Schedule of Investments – RS Emerging Growth Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 92.8%
Advertising Agencies – 1.1%
ValueClick, Inc.(1)	333,870	$5,058,131

		5,058,131
Aerospace – 1.0%
HEICO Corp.	143,940	4,683,808

		4,683,808
Biotechnology Research & Production – 3.9%
OSI Pharmaceuticals, Inc.(1)	125,870	5,200,948
RTI Biologics, Inc.(1)	494,170	4,323,988
Savient Pharmaceuticals, Inc.(1)	138,450	3,502,785
Vnus Medical Technologies(1)	260,650	5,215,606

		18,243,327
Casinos & Gambling – 1.1%
Scientific Games Corp., Class A(1)	171,870	5,090,789

		5,090,789
Chemicals – 2.1%
EnerSys(1)	196,510	6,726,537
Rockwood Holdings, Inc.(1)	88,880	3,093,024

		9,819,561
Communications Technology – 5.9%
Atheros Communications(1)	180,990	5,429,700
Cbeyond, Inc.(1)	251,650	4,031,433
Comtech Telecommunications Corp.(1)	141,930	6,954,570
j2 Global Communications, Inc.(1)	247,710	5,697,330
Syniverse Holdings, Inc.(1)	326,980	5,297,076

		27,410,109
Computer Services, Software & Systems – 5.9%
Concur Technologies, Inc.(1)	21,163	703,246
Digital River, Inc.(1)	181,290	6,994,168
Equinix, Inc.(1)	53,980	4,816,096
Netezza Corp.(1)	360,908	4,143,224
Nuance Communications, Inc.(1)	311,300	4,878,071
PROS Holdings, Inc.(1)	518,030	5,817,477

		27,352,282
Computer Technology – 1.4%
Data Domain, Inc.(1)	145,040	3,383,783
Riverbed Technology, Inc.(1)	212,870	2,920,577

		6,304,360
Cosmetics – 2.4%
Bare Escentuals, Inc.(1)	377,760	7,075,445
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	350,240	3,936,697

		11,012,142
Diversified Financial Services – 1.7%
Cardtronics, Inc.(1)	542,010	4,807,629
FCStone Group, Inc.(1)	110,220	3,078,444

		7,886,073
Diversified Materials & Processing – 1.4%
Hexcel Corp.(1)	340,340	6,568,562

		6,568,562
Drugs & Pharmaceuticals – 1.4%
Sciele Pharma, Inc.(1)	324,390	6,276,947

		6,276,947
Education Services – 2.8%
Capella Education Co.(1)	105,330	6,282,934
DeVry, Inc.	125,840	6,747,541

		13,030,475

June 30, 2008 (unaudited)	Shares	Value

Electrical Equipment & Components – 1.8%
AZZ, Inc.(1)	203,590	$8,123,241

		8,123,241
Electronics - Medical Systems – 3.0%
Illumina, Inc.(1)	69,150	6,023,656
Luminex Corp.(1)	220,045	4,521,925
Natus Medical, Inc.(1)	164,620	3,447,143

		13,992,724
Electronics - Semi-Conductors/Components – 5.5%
Cavium Networks, Inc.(1)	141,470	2,970,870
Entropic Communications, Inc.(1)	508,823	2,416,909
IPG Photonics Corp.(1)	261,034	4,910,050
Netlogic Microsystems, Inc.(1)	211,620	7,025,784
O2Micro International Ltd., ADR(1)(2)	834,540	5,549,691
Volterra Semiconductor Corp.(1)	158,530	2,736,228

		25,609,532
Energy Miscellaneous – 1.2%
Aegean Marine Petroleum Network, Inc.	139,160	5,662,420

		5,662,420
Fertilizers – 1.4%
Terra Industries, Inc.	133,090	6,567,991

		6,567,991
Financial Data Processing Services & Systems – 3.3%
CyberSource Corp.(1)	233,622	3,908,496
Genpact Ltd.(1)	269,331	4,018,418
TNS, Inc.(1)	302,980	7,259,401

		15,186,315
Financial Information Services – 1.0%
FactSet Research Systems, Inc.	73,620	4,149,223
TheStreet.com, Inc.	83,285	542,186

		4,691,409
Forms And Bulk Printing Services – 1.0%
Innerworkings, Inc.(1)	394,500	4,718,220

		4,718,220
Health Care Facilities – 3.1%
ICON PLC, ADR(1)(2)	37,719	2,848,539
IPC The Hospitalist Co.(1)	207,216	3,899,805
Psychiatric Solutions, Inc.(1)	198,620	7,515,781

		14,264,125
Health Care Management Services – 1.5%
athenahealth, Inc.(1)	73,100	2,248,556
Phase Forward, Inc.(1)	268,034	4,816,571

		7,065,127
Health Care Services – 1.3%
Amedisys, Inc.(1)	122,980	6,200,652

		6,200,652
Hotel/Motel – 0.9%
Home Inns & Hotels Management, Inc., ADR(1)(2)	214,780	4,082,968

		4,082,968
Insurance - Property-Casualty – 1.4%
AmTrust Financial Services, Inc.	522,256	6,580,426

		6,580,426
Leisure Time – 0.7%
Life Time Fitness, Inc.(1)	103,550	3,059,903

		3,059,903

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Machinery - Oil Well Equipment & Services – 5.1%
Core Laboratories N.V.(1)	33,729	$4,801,323
Dril-Quip, Inc.(1)	126,520	7,970,760
Oil States International, Inc.(1)	92,820	5,888,501
Tesco Corp.(1)	149,720	4,783,554

		23,444,138
Machinery - Specialty – 1.1%
Flow International Corp.(1)	669,370	5,221,086

		5,221,086
Medical & Dental Instruments & Supplies – 6.1%
Cepheid, Inc.(1)	158,910	4,468,549
Insulet Corp.(1)	244,070	3,839,221
NuVasive, Inc.(1)	133,870	5,978,634
ResMed, Inc.(1)	192,890	6,893,889
The Spectranetics Corp.(1)	727,702	7,175,142

		28,355,435
Metal Fabricating – 0.5%
Dynamic Materials Corp.	71,120	2,343,404

		2,343,404
Metals & Minerals Miscellaneous – 1.0%
GrafTech International Ltd.(1)	165,370	4,436,877

		4,436,877
Miscellaneous Producer Durables – 0.9%
BE Aerospace, Inc.(1)	186,580	4,345,448

		4,345,448
Oil - Crude Producers – 3.4%
Arena Resources, Inc.(1)	145,740	7,697,987
Comstock Resources, Inc.(1)	95,220	8,039,424

		15,737,411
Pollution Control And Environmental Services – 0.6%
Team, Inc.(1)	75,226	2,581,756

		2,581,756
Publishing - Newspapers – 0.6%
Dolan Media Co.(1)	158,050	2,876,510

		2,876,510
Restaurants – 1.5%
BJ’s Restaurants, Inc.(1)	326,660	3,178,402
P.F. Chang’s China Bistro, Inc.(1)	172,830	3,861,022

		7,039,424
Retail – 5.4%
Aeropostale, Inc.(1)	164,980	5,168,823
GSI Commerce, Inc.(1)	442,841	6,035,923
Priceline.com, Inc.(1)	41,000	4,733,860
Shutterfly, Inc.(1)	346,940	4,236,137
Volcom, Inc.(1)	203,137	4,861,069

		25,035,812
Securities Brokerage & Services – 1.4%
Investment Technology Group, Inc.(1)	201,170	6,731,148

		6,731,148
Services - Commercial – 1.6%
FTI Consulting, Inc.(1)	108,130	7,402,580

		7,402,580
Shoes – 1.0%
Deckers Outdoor Corp.(1)	34,710	4,831,632

		4,831,632

June 30, 2008 (unaudited)	Shares	Value

Textiles Apparel Manufacturers – 0.8%
True Religion Apparel, Inc.(1)	136,010	$3,624,667

		3,624,667
Toys – 1.1%
Leapfrog Enterprises, Inc., Class A(1)	604,620	5,030,438

		5,030,438
Truckers – 1.3%
Old Dominion Freight Line, Inc.(1)	197,410	5,926,248

		5,926,248
Utilities - Telecommunications – 0.2%
Neutral Tandem, Inc.(1)	42,734	747,845

		747,845

Total Common Stocks (Cost $407,775,200)		430,253,478

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	126	5,093
RS Emerging Markets Fund, Class A(3)	144	3,498
RS Equity Dividend Fund, Class Y(3)	54	457
RS Global Natural Resources Fund, Class Y(3)	75	3,283
RS Growth Fund, Class Y(3)	433	5,349
RS Investment Quality Bond Fund, Class A(3)	49	468
RS Investors Fund, Class Y(3)	622	5,912
RS MidCap Opportunities Fund, Class Y(3)	782	9,435
RS Money Market Fund, Class A(3)	78,405	78,405
RS Partners Fund, Class Y(3)	922	27,452
RS S&P 500 Index Fund, Class A(3)	51	445
RS Smaller Company Growth Fund, Class Y(3)	48	816
RS Technology Fund, Class Y(3)	157	2,298
RS Value Fund, Class Y(3)	239	6,137

Total Other Investments (Cost $136,443)		149,048

	Shares	Value
Short-Term Investments – 6.7%
State Street Institutional Liquid Reserves(4)	31,253,465	31,253,465

Total Short-Term Investments (Cost $31,253,465)		31,253,465

	Warrants	Value
Warrants – 0.0%
Lantronix, Inc.(1)(5)	14,718	2,508

Total Warrants (Cost $0)		2,508

Total Investments – 99.5% (Cost $439,165,108)		461,658,499

Other Assets, Net – 0.5%		2,130,255

Total Net Assets – 100.0%		$463,788,754

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS Emerging Growth Fund (continued)

(1)	Non- income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.
(5)	Fair valued security. See 1a in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$461,655,991
Level 2 – Significant Other Observable Inputs	2,508
Level 3 – Significant Unobservable Inputs	—

Total	$461,658,499

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

Schedule of Investments – RS Smaller Company Growth Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 87.8%
Advertising Agencies – 2.3%
DG Fastchannel, Inc.(1)	148,445	$2,560,676
ValueClick, Inc.(1)	132,560	2,008,284

		4,568,960
Aerospace – 1.1%
HEICO Corp.	66,390	2,160,331

		2,160,331
Biotechnology Research & Production – 4.3%
OSI Pharmaceuticals, Inc.(1)	56,910	2,351,521
RTI Biologics, Inc.(1)	231,500	2,025,625
Savient Pharmaceuticals, Inc.(1)	71,320	1,804,396
Vnus Medical Technologies(1)	129,250	2,586,293

		8,767,835
Casinos & Gambling – 1.9%
Scientific Games Corp., Class A(1)	126,670	3,751,965

		3,751,965
Chemicals – 1.4%
EnerSys(1)	46,788	1,601,553
Rockwood Holdings, Inc.(1)	38,460	1,338,408

		2,939,961
Communications Technology – 3.7%
Comtech Telecommunications Corp.(1)	40,570	1,987,930
j2 Global Communications, Inc.(1)	124,170	2,855,910
Syniverse Holdings, Inc.(1)	166,630	2,699,406

		7,543,246
Computer Services, Software & Systems – 9.6%
Digital River, Inc.(1)	57,010	2,199,446
Equinix, Inc.(1)	23,485	2,095,332
Internet Brands, Inc., Class A(1)	455,702	3,021,304
NaviSite, Inc.(1)	617,919	2,348,092
Nuance Communications, Inc.(1)	90,270	1,414,531
PROS Holdings, Inc.(1)	189,930	2,132,914
The TriZetto Group, Inc.(1)	174,250	3,725,465
Website Pros, Inc.(1)	304,650	2,537,734

		19,474,818
Computer Technology – 0.7%
Data Domain, Inc.(1)	59,720	1,393,268

		1,393,268
Consumer Electronics – 0.6%
NIC, Inc.	182,700	1,247,841

		1,247,841
Cosmetics – 1.3%
Bare Escentuals, Inc.(1)	138,670	2,597,289

		2,597,289
Diversified Financial Services – 1.7%
Cardtronics, Inc.(1)	237,544	2,107,015
FCStone Group, Inc.(1)	47,170	1,317,458

		3,424,473
Diversified Materials & Processing – 1.4%
Hexcel Corp.(1)	144,470	2,788,271

		2,788,271
Drugs & Pharmaceuticals – 2.8%
Sciele Pharma, Inc.(1)	190,800	3,691,980
United Therapeutics Corp.(1)	20,110	1,965,753

		5,657,733

June 30, 2008 (unaudited)	Shares	Value

Education Services – 1.2%
DeVry, Inc.	45,740	$2,452,579

		2,452,579
Electronics - Medical Systems – 3.3%
Luminex Corp.(1)	67,620	1,389,591
Natus Medical, Inc.(1)	160,212	3,354,839
Zoll Medical Corp.(1)	55,910	1,882,490

		6,626,920
Electronics - Semi-Conductors/Components – 1.8%
ANADIGICS, Inc.(1)	167,010	1,645,049
Microsemi Corp.(1)	79,100	1,991,738

		3,636,787
Energy Miscellaneous – 1.2%
Aegean Marine Petroleum Network, Inc.	60,637	2,467,320

		2,467,320
Fertilizers – 1.2%
Terra Industries, Inc.	49,490	2,442,332

		2,442,332
Financial Data Processing Services & Systems – 3.7%
Advent Software, Inc.(1)	77,120	2,782,490
CyberSource Corp.(1)	99,155	1,658,863
TNS, Inc.(1)	128,590	3,081,016

		7,522,369
Financial Information Services – 0.1%
TheStreet.com, Inc.	39,130	254,736

		254,736
Forms And Bulk Printing Services – 1.6%
Innerworkings, Inc.(1)	277,820	3,322,727

		3,322,727
Health Care Facilities – 3.3%
IPC The Hospitalist Co.(1)	129,161	2,430,810
Psychiatric Solutions, Inc.(1)	113,860	4,308,462

		6,739,272
Health Care Services – 1.0%
Amedisys, Inc.(1)	40,370	2,035,455

		2,035,455
Insurance - Multi-Line – 1.1%
eHealth, Inc.(1)	129,170	2,281,142

		2,281,142
Insurance - Property-Casualty – 1.8%
AmTrust Financial Services, Inc.	282,970	3,565,422

		3,565,422
Leisure Time – 0.6%
Life Time Fitness, Inc.(1)	40,350	1,192,343

		1,192,343
Machinery - Oil Well Equipment & Services – 6.9%
Core Laboratories N.V.(1)	16,070	2,287,564
Dril-Quip, Inc.(1)	49,190	3,098,970
Oil States International, Inc.(1)	54,050	3,428,932
Superior Energy Services, Inc.(1)	55,760	3,074,606
Tesco Corp.(1)	65,730	2,100,074

		13,990,146
Machinery - Specialty – 1.1%
Flow International Corp.(1)	284,060	2,215,668

		2,215,668

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS Smaller Company Growth Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

Medical & Dental Instruments & Supplies – 4.2%
LeMaitre Vascular, Inc.(1)	576,804	$1,684,268
NuVasive, Inc.(1)	58,390	2,607,697
The Spectranetics Corp.(1)	432,290	4,262,379

		8,554,344
Metal Fabricating – 1.0%
Dynamic Materials Corp.	35,437	1,167,649
Valmont Industries, Inc.	8,230	858,307

		2,025,956
Metals & Minerals - Miscellaneous – 0.9%
GrafTech International Ltd.(1)	70,200	1,883,466

		1,883,466
Miscellaneous Producer Durables – 0.9%
BE Aerospace, Inc.(1)	80,430	1,873,215

		1,873,215
Offshore Drilling – 1.2%
Atwood Oceanics, Inc.(1)	19,370	2,408,466

		2,408,466
Oil - Crude Producers – 2.5%
Arena Resources, Inc.(1)	65,840	3,477,669
Carrizo Oil & Gas, Inc.(1)	24,710	1,682,504

		5,160,173
Pollution Control And Environmental Services – 0.5%
Team, Inc.(1)	31,930	1,095,838

		1,095,838
Publishing - Newspapers – 0.6%
Dolan Media Co.(1)	67,430	1,227,226

		1,227,226
Retail – 3.4%
Aeropostale, Inc.(1)	71,160	2,229,443
FGX International Holdings Ltd.(1)	271,460	2,182,538
Jos. A. Bank Clothiers, Inc.(1)	89,491	2,393,884

		6,805,865
Securities Brokerage & Services – 1.4%
Investment Technology Group, Inc.(1)	87,060	2,913,028

		2,913,028
Services - Commercial – 2.6%
Rollins, Inc.	143,183	2,121,972
TeleTech Holdings, Inc.(1)	156,640	3,126,534

		5,248,506
Shipping – 1.1%
Genco Shipping & Trading Ltd.	32,980	2,150,296

		2,150,296
Textiles Apparel Manufacturers – 0.4%
True Religion Apparel, Inc.(1)	30,490	812,559

		812,559
Toys – 1.1%
Leapfrog Enterprises, Inc., Class A(1)	264,820	2,203,302

		2,203,302
Truckers – 1.4%
Old Dominion Freight Line, Inc.(1)	94,630	2,840,793

		2,840,793

June 30, 2008 (unaudited)	Shares	Value

Utilities - Telecommunications – 1.9%
Premiere Global Services, Inc.(1)	258,840	$3,773,887

		3,773,887

Total Common Stocks (Cost $168,827,619)		178,038,129

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(2)	54	2,173
RS Emerging Growth Fund, Class Y(2)	78	2,706
RS Emerging Markets Fund, Class A(2)	64	1,544
RS Equity Dividend Fund, Class Y(2)	24	200
RS Global Natural Resources Fund, Class Y(2)	31	1,360
RS Growth Fund, Class Y(2)	172	2,123
RS Investment Quality Bond Fund, Class A(2)	21	204
RS Investors Fund, Class Y(2)	232	2,204
RS MidCap Opportunities Fund, Class Y(2)	132	1,587
RS Money Market Fund, Class A(2)	9,254	9,254
RS Partners Fund, Class Y(2)	138	4,112
RS S&P 500 Index Fund, Class A(2)	22	194
RS Technology Fund, Class Y(2)	65	958
RS Value Fund, Class Y(2)	102	2,614

Total Other Investments (Cost $29,727)		31,233

	Shares	Value
Short-Term Investments – 9.7%
State Street Institutional Liquid Reserves(3)	19,755,011	19,755,011

Total Short-Term Investments (Cost $19,755,011)		19,755,011

	Principal Amount	Value
Repurchase Agreements – 2.3%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $4,540,265 due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $4,631,375	$4,540,000	4,540,000

Total Repurchase Agreements (Cost $4,540,000)		4,540,000

Total Investments – 99.8% (Cost $193,152,357)		202,364,373

Other Assets, Net – 0.2%		447,365

Total Net Assets – 100.0%		$202,811,738

(1)	Non-income producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(3)	Money Market Fund registered under the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$202,364,373
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$202,364,373

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Schedule of Investments – RS Select Growth Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 94.4%
Advertising Agencies – 2.0%
ValueClick, Inc.(1)	124,820	$1,891,023

		1,891,023
Aerospace – 1.5%
HEICO Corp.	44,920	1,461,697

		1,461,697
Biotechnology Research & Production – 1.8%
OSI Pharmaceuticals, Inc.(1)	40,660	1,680,071

		1,680,071
Casinos & Gambling – 1.9%
Scientific Games Corp., Class A(1)	59,890	1,773,942

		1,773,942
Chemicals – 0.7%
Rockwood Holdings, Inc.(1)	20,030	697,044

		697,044
Communications Technology – 4.9%
Atheros Communications(1)	61,010	1,830,300
Cbeyond, Inc.(1)	64,870	1,039,217
j2 Global Communications, Inc.(1)	78,110	1,796,530

		4,666,047
Computer Services, Software & Systems – 8.2%
Akamai Technologies, Inc.(1)	53,140	1,848,741
Digital River, Inc.(1)	67,640	2,609,551
Equinix, Inc.(1)	16,250	1,449,825
Nuance Communications, Inc.(1)	117,530	1,841,695

		7,749,812
Cosmetics – 2.5%
Bare Escentuals, Inc.(1)	126,620	2,371,593

		2,371,593
Education Services – 2.2%
DeVry, Inc.	38,800	2,080,456

		2,080,456
Electronics - Medical Systems – 6.5%
Hologic, Inc.(1)	94,880	2,068,384
Illumina, Inc.(1)	22,970	2,000,917
Intuitive Surgical, Inc.(1)	7,830	2,109,402

		6,178,703
Electronics - Semi-Conductors/Components – 7.1%
Cree, Inc.(1)	68,750	1,568,188
First Solar, Inc.(1)	6,310	1,721,494
Marvell Technology Group Ltd.(1)	120,870	2,134,564
O2Micro International Ltd., ADR(1)(2)	189,007	1,256,897

		6,681,143
Energy Miscellaneous – 2.0%
Aegean Marine Petroleum Network, Inc.	45,550	1,853,430

		1,853,430
Engineering & Contracting Services – 1.1%
McDermott International, Inc.(1)	16,990	1,051,511

		1,051,511
Fertilizers – 1.8%
Terra Industries, Inc.	33,800	1,668,030

		1,668,030
Financial Data Processing Services & Systems – 2.8%
CyberSource Corp.(1)	67,110	1,122,750
Genpact Ltd.(1)	104,787	1,563,422

		2,686,172

June 30, 2008 (unaudited)	Shares	Value

Financial Information Services – 1.5%
FactSet Research Systems, Inc.	24,370	$1,373,493

		1,373,493
Health Care Facilities – 2.5%
Psychiatric Solutions, Inc.(1)	63,740	2,411,922

		2,411,922
Health Care Management Services – 1.7%
Phase Forward, Inc.(1)	87,520	1,572,734

		1,572,734
Health Care Services – 2.1%
Amedisys, Inc.(1)	40,300	2,031,926

		2,031,926
Hotel/Motel – 1.0%
Home Inns & Hotels Management, Inc., ADR(1)(2)	49,280	936,813

		936,813
Identification Control & Filter Devices – 1.1%
Flowserve Corp.	7,870	1,075,829

		1,075,829
Investment Management Companies – 1.4%
Affiliated Managers Group, Inc.(1)	14,400	1,296,864

		1,296,864
Leisure Time – 1.0%
Life Time Fitness, Inc.(1)	32,190	951,215

		951,215
Machinery - Oil Well Equipment & Services – 6.4%
Core Laboratories N.V.(1)	15,180	2,160,873
Dril-Quip, Inc.(1)	61,170	3,853,710

		6,014,583
Machinery - Specialty – 0.5%
Bucyrus International, Inc., Class A	6,900	503,838

		503,838
Medical & Dental Instruments & Supplies – 2.1%
ResMed, Inc.(1)	55,380	1,979,281

		1,979,281
Metal Fabricating – 1.0%
Dynamic Materials Corp.	29,414	969,191

		969,191
Metals & Minerals - Miscellaneous – 1.0%
GrafTech International Ltd.(1)	34,180	917,049

		917,049
Miscellaneous Producer Durables – 1.4%
BE Aerospace, Inc.(1)	56,570	1,317,515

		1,317,515
Offshore Drilling – 3.3%
Atwood Oceanics, Inc.(1)	24,810	3,084,875

		3,084,875
Oil - Crude Producers – 1.7%
SandRidge Energy, Inc.(1)	25,473	1,645,046

		1,645,046
Restaurants – 1.0%
P.F. Chang’s China Bistro, Inc.(1)	43,020	961,067

		961,067
Retail – 6.2%
Priceline.com, Inc.(1)	15,170	1,751,528

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Retail (continued)
Urban Outfitters, Inc.(1)	82,740	$2,580,661
Volcom, Inc.(1)	64,600	1,545,878

		5,878,067
Securities Brokerage & Services – 3.3%
IntercontinentalExchange, Inc.(1)	8,380	955,320
Investment Technology Group, Inc.(1)	64,190	2,147,797

		3,103,117
Services - Commercial – 4.5%
FTI Consulting, Inc.(1)	39,830	2,726,762
Ritchie Bros Auctioneers, Inc.	57,270	1,553,735

		4,280,497
Shoes – 1.4%
Deckers Outdoor Corp.(1)	9,630	1,340,496

		1,340,496
Truckers – 1.3%
Old Dominion Freight Line, Inc.(1)	40,580	1,218,212

		1,218,212

Total Common Stocks (Cost $83,892,834)		89,354,304

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan – 0.1%
RS Core Equity Fund, Class Y(3)	35	1,410
RS Emerging Growth Fund, Class Y(3)	104	3,610
RS Emerging Markets Fund, Class A(3)	38	921
RS Equity Dividend Fund, Class Y(3)	13	108
RS Global Natural Resources Fund, Class Y(3)	21	911
RS Growth Fund, Class Y(3)	138	1,703
RS Investment Quality Bond Fund, Class A(3)	12	111
RS Investors Fund, Class Y(3)	213	2,024
RS MidCap Opportunities Fund, Class Y(3)	281	3,392
RS Money Market Fund, Class A(3)	43,563	43,563
RS Partners Fund, Class Y(3)	485	14,441
RS S&P 500 Index Fund, Class A(3)	12	105
RS Smaller Company Growth Fund, Class Y(3)	11	192
RS Technology Fund, Class Y(3)	46	680
RS Value Fund, Class Y(3)	67	1,710

Total Other Investments (Cost $67,658)		74,881

	Shares	Value
Short-Term Investments – 5.0%
State Street Institutional Liquid Reserves(4)	4,743,674	4,743,674

Total Short-Term Investments (Cost $4,743,674)		4,743,674

Total Investments – 99.5% (Cost $88,704,166)		94,172,859

Other Assets, Net – 0.5%		457,997

Total Net Assets – 100.0%		$94,630,856

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$94,172,859
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$94,172,859

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Schedule of Investments – RS MidCap Opportunities Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 90.0%
Banks - Outside New York City – 1.2%
Northern Trust Corp.	40,000	$2,742,800

		2,742,800
Biotechnology Research & Production – 1.6%
Celgene Corp.(1)	60,000	3,832,200

		3,832,200
Building Materials – 1.7%
Texas Industries, Inc.	71,000	3,985,230

		3,985,230
Casinos & Gambling – 1.5%
Bally Technologies, Inc.(1)	105,000	3,549,000

		3,549,000
Chemicals – 1.2%
CF Industries Holdings, Inc.	18,000	2,750,400

		2,750,400
Coal – 1.4%
CONSOL Energy, Inc.	30,000	3,371,100

		3,371,100
Communications Technology – 5.7%
Brocade Communications Systems, Inc.(1)	850,000	7,004,000
Harris Corp.	55,000	2,776,950
NICE Systems Ltd., ADR(1)(2)	125,000	3,696,250

		13,477,200
Computer Services, Software & Systems – 9.5%
Adobe Systems, Inc.(1)	75,000	2,954,250
Akamai Technologies, Inc.(1)	140,000	4,870,600
Ansys, Inc.(1)	54,800	2,582,176
Autodesk, Inc.(1)	67,500	2,282,175
Informatica Corp.(1)	200,000	3,008,000
MercadoLibre, Inc.(1)	85,000	2,931,650
MICROS Systems, Inc.(1)	120,000	3,658,800

		22,287,651
Consumer Electronics – 3.1%
Activision Blizzard, Inc.(1)	118,000	4,020,260
Dolby Laboratories, Inc., Class A(1)	80,000	3,224,000

		7,244,260
Drugs & Pharmaceuticals – 2.6%
Allergan, Inc.	52,500	2,732,625
Amylin Pharmaceuticals, Inc.(1)	130,000	3,300,700

		6,033,325
Electrical Equipment & Components – 1.3%
General Cable Corp.(1)	50,000	3,042,500

		3,042,500
Electronics – 2.8%
Amphenol Corp., Class A	75,000	3,366,000
FLIR Systems, Inc.(1)	80,000	3,245,600

		6,611,600
Electronics - Medical Systems – 4.4%
Hologic, Inc.(1)	170,000	3,706,000
Illumina, Inc.(1)	40,000	3,484,400
Intuitive Surgical, Inc.(1)	11,500	3,098,100

		10,288,500
Electronics - Technology – 1.1%
Trimble Navigation Ltd.(1)	70,000	2,499,000

		2,499,000

June 30, 2008 (unaudited)	Shares	Value

Engineering & Contracting Services – 2.1%
McDermott International, Inc.(1)	80,000	$4,951,200

		4,951,200
Financial Data Processing Services & Systems – 3.7%
Alliance Data Systems Corp.(1)	82,000	4,637,100
MasterCard, Inc., Class A	15,000	3,982,800

		8,619,900
Identification Control & Filter Devices – 1.4%
Flowserve Corp.	25,000	3,417,500

		3,417,500
Investment Management Companies – 1.3%
Waddell & Reed Financial, Inc., Class A	85,000	2,975,850

		2,975,850
Jewelry Watches & Gemstones – 1.5%
Fossil, Inc.(1)	125,000	3,633,750

		3,633,750
Machinery - Construction & Handling – 0.9%
The Manitowoc Co., Inc.	65,000	2,114,450

		2,114,450
Machinery - Oil Well Equipment & Services – 5.4%
Cameron International Corp.(1)	46,000	2,546,100
Hornbeck Offshore Services, Inc.(1)	73,000	4,125,230
National-Oilwell Varco, Inc.(1)	40,000	3,548,800
Noble Corp.	39,000	2,533,440

		12,753,570
Metal Fabricating – 2.9%
Kaydon Corp.	70,000	3,598,700
Precision Castparts Corp.	33,000	3,180,210

		6,778,910
Metals & Minerals - Miscellaneous – 1.4%
GrafTech International Ltd.(1)	125,000	3,353,750

		3,353,750
Multi-Sector Companies – 1.2%
Textron, Inc.	58,000	2,779,940

		2,779,940
Oil - Crude Producers – 4.5%
Chesapeake Energy Corp.	54,920	3,622,523
Newfield Exploration Co.(1)	65,000	4,241,250
Ultra Petroleum Corp.(1)	29,000	2,847,800

		10,711,573
Pollution Control And Environmental Services – 1.1%
EnergySolutions, Inc.	120,000	2,682,000

		2,682,000
Rental & Leasing Services - Commercial – 2.6%
AerCap Holdings NV(1)	490,000	6,188,700

		6,188,700
Restaurants – 1.1%
Yum! Brands, Inc.	75,000	2,631,750

		2,631,750
Retail – 3.9%
Priceline.com, Inc.(1)	30,000	3,463,800
The TJX Companies, Inc.	95,000	2,989,650
Urban Outfitters, Inc.(1)	85,000	2,651,150

		9,104,600

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Services - Commercial – 4.3%
FTI Consulting, Inc.(1)	50,000	$3,423,000
TeleTech Holdings, Inc.(1)	342,700	6,840,292

		10,263,292
Shipping – 1.9%
Genco Shipping & Trading Ltd.	70,000	4,564,000

		4,564,000
Shoes – 1.5%
Deckers Outdoor Corp.(1)	25,000	3,480,000

		3,480,000
Telecommunications Equipment – 1.1%
American Tower Corp., Class A(1)	61,600	2,602,600

		2,602,600
Textiles Apparel Manufacturers – 1.4%
Coach, Inc.(1)	115,000	3,321,200

		3,321,200
Toys – 1.1%
Marvel Entertainment, Inc.(1)	82,500	2,651,550

		2,651,550
Truckers – 1.6%
Landstar System, Inc.	67,900	3,749,438

		3,749,438
Utilities - Gas Pipelines – 1.4%
The Williams Companies, Inc.	83,000	3,345,730

		3,345,730
Wholesale & International Trade – 1.6%
Central European Distribution Corp.(1)	50,000	3,707,500

		3,707,500

Total Common Stocks (Cost $205,885,692)		212,097,519

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	56	2,266
RS Emerging Growth Fund, Class Y(3)	83	2,892
RS Emerging Markets Fund, Class A(3)	68	1,641
RS Equity Dividend Fund, Class Y(3)	29	242
RS Global Natural Resources Fund, Class Y(3)	35	1,512
RS Growth Fund, Class Y(3)	163	2,012
RS Investment Quality Bond Fund, Class A(3)	26	248
RS Investors Fund, Class Y(3)	209	1,989
RS Money Market Fund, Class A(3)	7,619	7,619
RS Partners Fund, Class Y(3)	126	3,741
RS S&P 500 Index Fund, Class A(3)	27	236
RS Smaller Company Growth Fund, Class Y(3)	26	433
RS Technology Fund, Class Y(3)	65	949
RS Value Fund, Class Y(3)	106	2,712

Total Other Investments (Cost $27,109)		28,492

June 30, 2008 (unaudited)	Shares	Value
Short-Term Investments – 7.5%
State Street Institutional Liquid Reserves(4)	17,654,782	$17,654,782

Total Short-Term Investments (Cost $17,654,782)		17,654,782

Total Investments – 97.5% (Cost $223,567,583)		229,780,793

Other Assets, Net – 2.5%		5,873,121

Total Net Assets – 100.0%		$235,653,914

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$229,780,793
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$229,780,793

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Schedule of Investments – RS Growth Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 92.3%
Agriculture Fishing & Ranching – 1.3%
Monsanto Co.	16,500	$2,086,260

		2,086,260
Beverage - Soft Drinks – 1.3%
The Coca–Cola Co.	40,000	2,079,200

		2,079,200
Biotechnology Research & Production – 2.2%
Genzyme Corp.(1)	50,000	3,601,000

		3,601,000
Chemicals – 3.3%
E.I. du Pont de Nemours & Co.	81,000	3,474,090
Praxair, Inc.	19,000	1,790,560

		5,264,650
Communications & Media – 1.4%
Time Warner, Inc.	150,000	2,220,000

		2,220,000
Communications Technology – 9.0%
Cisco Systems, Inc.(1)	145,000	3,372,700
Corning, Inc.	140,000	3,227,000
Harris Corp.	45,000	2,272,050
QUALCOMM, Inc.	50,000	2,218,500
Research In Motion Ltd.(1)	29,000	3,390,100

		14,480,350
Computer Services, Software & Systems – 8.2%
Adobe Systems, Inc.(1)	55,000	2,166,450
Autodesk, Inc.(1)	55,000	1,859,550
Infosys Technologies Ltd., ADR(2)	50,000	2,173,000
Microsoft Corp.	150,000	4,126,500
Oracle Corp.(1)	135,000	2,835,000

		13,160,500
Computer Technology – 5.7%
Apple, Inc.(1)	17,000	2,846,480
EMC Corp.(1)	135,000	1,983,150
Hewlett–Packard Co.	50,000	2,210,500
International Business Machines Corp.	18,000	2,133,540

		9,173,670
Consumer Electronics – 3.1%
Google, Inc., Class A(1)	9,500	5,000,990

		5,000,990
Diversified Production – 2.4%
Danaher Corp.	50,000	3,865,000

		3,865,000
Drugs & Pharmaceuticals – 4.8%
Abbott Laboratories	42,000	2,224,740
Allergan, Inc.	36,000	1,873,800
Gilead Sciences, Inc.(1)	70,000	3,706,500

		7,805,040
Electronics - Medical Systems – 1.7%
Intuitive Surgical, Inc.(1)	10,000	2,694,000

		2,694,000
Electronics - Semi-Conductors/Components – 1.2%
Intel Corp.	92,000	1,976,160

		1,976,160

June 30, 2008 (unaudited)	Shares	Value

Fertilizers – 1.6%
Potash Corp. of Saskatchewan, Inc.	11,000	$2,514,270

		2,514,270
Financial Data Processing Services & Systems – 6.1%
Alliance Data Systems Corp.(1)	60,000	3,393,000
MasterCard, Inc., Class A	12,500	3,319,000
Western Union Co.	125,000	3,090,000

		9,802,000
Health Care Services – 1.7%
CVS Caremark Corp.	68,000	2,690,760

		2,690,760
Machinery - Agricultural – 1.3%
Deere & Co.	30,000	2,163,900

		2,163,900
Machinery - Engines – 1.6%
Cummins, Inc.	40,000	2,620,800

		2,620,800
Machinery - Oil Well Equipment & Services – 3.9%
Cameron International Corp.(1)	38,000	2,103,300
National-Oilwell Varco, Inc.(1)	27,500	2,439,800
Noble Corp.	27,000	1,753,920

		6,297,020
Medical & Dental Instruments & Supplies – 2.0%
St. Jude Medical, Inc.(1)	80,000	3,270,400

		3,270,400
Multi-Sector Companies – 2.3%
General Electric Co.	72,000	1,921,680
Honeywell International, Inc.	37,000	1,860,360

		3,782,040
Offshore Drilling – 1.2%
Transocean, Inc.(1)	13,000	1,981,070

		1,981,070
Oil - Crude Producers – 6.3%
Anadarko Petroleum Corp.	32,000	2,394,880
Chesapeake Energy Corp.	37,570	2,478,117
Newfield Exploration Co.(1)	46,960	3,064,140
Ultra Petroleum Corp.(1)	22,000	2,160,400

		10,097,537
Oil - Integrated International – 1.7%
Petroleo Brasileiro S.A., ADR(2)	38,000	2,691,540

		2,691,540
Radio & TV Broadcasters – 2.1%
The DIRECTV Group, Inc.(1)	130,000	3,368,300

		3,368,300
Railroads – 1.4%
Union Pacific Corp.	29,700	2,242,350

		2,242,350
Restaurants – 1.4%
McDonald’s Corp.	40,000	2,248,800

		2,248,800
Retail – 4.4%
Costco Wholesale Corp.	35,000	2,454,900
Urban Outfitters, Inc.(1)	70,000	2,183,300
Wal-Mart Stores, Inc.	45,000	2,529,000

		7,167,200

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Services - Commercial – 1.3%
eBay, Inc.(1)	77,540	$2,119,168

		2,119,168
Shoes – 1.3%
NIKE, Inc., Class B	35,000	2,086,350

		2,086,350
Steel – 2.1%
Nucor Corp.	45,000	3,360,150

		3,360,150
Textiles Apparel Manufacturers – 1.4%
Coach, Inc.(1)	80,000	2,310,400

		2,310,400
Utilities - Cable Tv & Radio – 1.6%
Comcast Corp., Class A	135,000	2,560,950

		2,560,950

Total Common Stocks (Cost $142,521,954)		148,781,825

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	39	1,577
RS Emerging Growth Fund, Class Y(3)	72	2,491
RS Emerging Markets Fund, Class A(3)	46	1,121
RS Equity Dividend Fund, Class Y(3)	20	168
RS Global Natural Resources Fund, Class Y(3)	24	1,030
RS Investment Quality Bond Fund, Class A(3)	18	172
RS Investors Fund, Class Y(3)	157	1,495
RS MidCap Opportunities Fund, Class Y(3)	134	1,614
RS Money Market Fund, Class A(3)	11,198	11,198
RS Partners Fund, Class Y(3)	150	4,465
RS S&P 500 Index Fund, Class A(3)	19	164
RS Smaller Company Growth Fund, Class Y(3)	18	301
RS Technology Fund, Class Y(3)	46	668
RS Value Fund, Class Y(3)	74	1,889

Total Other Investments (Cost $25,567)		28,353

	Shares	Value
Short-Term Investments – 3.1%
State Street Institutional Liquid Reserves(4)	5,042,762	5,042,762

Total Short–Term Investments (Cost $5,042,762)		5,042,762

Total Investments – 95.4% (Cost $147,590,283)		153,852,940

Other Assets, Net – 4.6%		7,364,424

Total Net Assets – 100.0%		$161,217,364

(1)	Non-income producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$153,852,940
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$153,852,940

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Schedule of Investments – RS Technology Fund (formerly The Information Age Fund®)

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 96.7%
Advertising Agencies – 2.6%
ValueClick, Inc.(1)		202,470	$3,067,421

			3,067,421
Cable Television Services – 1.0%
TiVo, Inc.(1)		201,470	1,243,070

			1,243,070
Communications Technology – 17.0%
Aruba Networks, Inc.(1)		178,050	931,202
Atheros Communications(1)		74,660	2,239,800
Cbeyond, Inc.(1)		48,270	773,285
Comtech Telecommunications Corp.(1)		38,300	1,876,700
Corning, Inc.		74,610	1,719,761
j2 Global Communications, Inc.(1)		88,730	2,040,790
QUALCOMM, Inc.		79,770	3,539,395
Research In Motion Ltd.(1)		38,830	4,539,227
ShoreTel, Inc.(1)		186,960	826,363
Syniverse Holdings, Inc.(1)		123,290	1,997,298

			20,483,821
Computer Services, Software & Systems – 25.2%
Absolute Software Corp.(1)	CAD	101,140	1,040,462
Adobe Systems, Inc.(1)		37,590	1,480,670
Akamai Technologies, Inc.(1)		59,000	2,052,610
Citrix Systems, Inc.(1)		72,560	2,133,990
Concur Technologies, Inc.(1)		19,370	643,665
Digital River, Inc.(1)		105,490	4,069,804
Equinix, Inc.(1)		24,210	2,160,016
Internet Brands, Inc., Class A(1)		191,589	1,270,235
Microsoft Corp.		168,090	4,624,156
MicroStrategy, Inc., Class A(1)		17,840	1,155,140
Netezza Corp.(1)		126,600	1,453,368
Nuance Communications, Inc.(1)		118,090	1,850,470
PROS Holdings, Inc.(1)		272,580	3,061,073
Salesforce.com, Inc.(1)		47,300	3,227,279

			30,222,938
Computer Technology – 7.1%
Apple, Inc.(1)		30,230	5,061,711
Data Domain, Inc.(1)		55,560	1,296,215
Riverbed Technology, Inc.(1)		80,940	1,110,497
STEC, Inc.(1)		98,250	1,009,027

			8,477,450
Consumer Electronics – 6.2%
Google, Inc., Class A(1)		10,350	5,448,447
Sohu.com, Inc.(1)		28,050	1,975,842

			7,424,289
Consumer Products – 5.2%
Nintendo Co. Ltd., ADR(2)		89,380	6,243,193

			6,243,193
Electronics - Semi-Conductors/Components – 19.9%
ANADIGICS, Inc.(1)		115,730	1,139,940
Cavium Networks, Inc.(1)		38,200	802,200
Cree, Inc.(1)		77,170	1,760,248
Entropic Communications, Inc.(1)		127,504	605,644
First Solar, Inc.(1)		13,710	3,740,362
FormFactor, Inc.(1)		61,970	1,142,107

June 30, 2008 (unaudited)	Shares	Value

Electronics - Semi-Conductors/Components (continued)
IPG Photonics Corp.(1)	69,770	$1,312,374
Marvell Technology Group Ltd.(1)	258,360	4,562,638
Netlogic Microsystems, Inc.(1)	57,100	1,895,720
O2Micro International Ltd., ADR(1)(2)	729,070	4,848,315
PLX Technology, Inc.(1)	137,192	1,046,775
Volterra Semiconductor Corp.(1)	60,720	1,048,027

		23,904,350
Financial Information Services – 0.2%
TheStreet.com, Inc.	32,410	210,989

		210,989
Retail – 8.7%
Amazon.com, Inc.(1)	39,330	2,884,069
GSI Commerce, Inc.(1)	224,789	3,063,874
Priceline.com, Inc.(1)	21,420	2,473,153
Shutterfly, Inc.(1)	164,490	2,008,423

		10,429,519
Services - Commercial – 2.6%
Ctrip.com International Ltd., ADR(2)	28,620	1,310,224
eBay, Inc.(1)	68,640	1,875,931

		3,186,155
Telecommunications Equipment – 1.0%
Nokia Oyj, ADR(2)	50,260	1,231,370

		1,231,370

Total Common Stocks (Cost $108,003,322)		116,124,565

	Shares	Value
Other Investments - For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	28	1,129
RS Emerging Growth Fund, Class Y(3)	47	1,632
RS Emerging Markets Fund, Class A(3)	32	779
RS Equity Dividend Fund, Class Y(3)	14	120
RS Global Natural Resources Fund, Class Y(3)	17	747
RS Growth Fund, Class Y(3)	82	1,008
RS Investment Quality Bond Fund, Class A(3)	13	123
RS Investors Fund, Class Y(3)	120	1,140
RS MidCap Opportunities Fund, Class Y(3)	84	1,018
RS Money Market Fund, Class A(3)	12,043	12,043
RS Partners Fund, Class Y(3)	149	4,438
RS S&P 500 Index Fund, Class A(3)	13	117
RS Smaller Company Growth Fund, Class Y(3)	13	214
RS Value Fund, Class Y(3)	53	1,357

Total Other Investments (Cost $24,156)		25,865

	Shares	Value
Short-Term Investments – 3.6%
State Street Institutional Liquid Reserves(4)	4,286,392	4,286,392

Total Short-Term Investments (Cost $4,286,392)		4,286,392

The accompanying notes are an integral part of these financial statements.

72	Call 800.766.3863

June 30, 2008 (unaudited)	Warrants	Value

Warrants – 0.0%
Lantronix, Inc.(1)(5)	2,878	$491

Total Warrants (Cost $0)		491

Total Investments – 100.3% (Cost $112,313,870)		120,437,313

Other Liabilities, Net – (0.3)%		(304,081)

Total Net Assets – 100.0%		$120,133,232

(1)	Non-income producing security.
(2)	ADR – American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.
(5)	Fair valued security. See 1a in Notes to Financial Statements.

Foreign-Denominated Security

Canadian Dollar – CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$120,436,822
Level 2 – Significant Other Observable Inputs	491
Level 3 – Significant Unobservable Inputs	—

Total	$120,437,313

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

	RS Emerging Growth	RS Smaller Company Growth
Assets
Investments, at value	$461,658,499	$202,364,373
Cash and cash equivalents	—	581
Foreign currency, at value	—	—
Receivable for investments sold	8,517,143	2,277,707
Receivable for fund shares subscribed	207,161	116,431
Dividends/interest receivable	119,189	56,033
Prepaid expenses and other assets	30,795	13,464
Total Assets	470,532,787	204,828,589
Liabilities
Payable for investments purchased	4,398,570	1,170,146
Payable for fund shares redeemed	1,079,671	271,263
Accrued transfer agent fees	427,612	209,978
Payable to adviser	377,734	169,787
Accrued shareholder reports expense	149,563	70,762
Trustees’ deferred compensation	161,213	32,014
Payable to distributor	97,831	42,645
Accrued expenses/other liabilities	51,839	50,256
Total Liabilities	6,744,033	2,016,851
Total Net Assets	$463,788,754	$202,811,738
Net Assets Consist of:
Paid-in capital	1,692,962,791	209,277,091
Accumulated undistributed net investment loss	(5,933,106)	(1,427,620)
Accumulated net realized loss from investments and foreign currency transactions	(1,245,734,322)	(14,249,749)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	22,493,391	9,212,016
Total Net Assets	$463,788,754	$202,811,738
Investments, at Cost	$439,165,108	$193,152,357
Foreign Currency, at Cost	$—	$—
Pricing of Shares
Net Assets:
Class A	$454,707,254	$201,457,713
Class C	267,879	10,919
Class K	254,102	125,615
Class Y	8,559,519	1,217,491
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	13,183,294	12,020,809
Class C	7,804	653
Class K	7,436	7,543
Class Y	247,136	72,370
Net Asset Value Per Share:
Class A	$34.49	$16.76
Class C	34.32	16.71
Class K	34.17	16.65
Class Y	34.63	16.82
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$36.21	$17.60

The accompanying notes are an integral part of these financial statements.

74	Call 800.766.3863

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$94,172,859	$229,780,793	$153,852,940	$120,437,313
—	—	—	35,942
—	—	—	27
2,835,977	8,472,708	9,113,336	34,058
13,382	110,329	145,678	99,990
21,820	70,270	114,590	13,269
6,989	14,840	10,349	38,226
97,051,027	238,448,940	163,236,893	120,658,825

849,236	1,802,588	1,624,792	64,696
1,215,801	421,079	87,868	222,918
125,232	172,005	80,007	24,130
84,886	162,541	113,600	106,157
34,655	67,903	43,541	39,170
74,881	29,878	29,987	27,562
21,451	50,973	35,383	26,662
14,029	88,059	4,351	14,298
2,420,171	2,795,026	2,019,529	525,593
$94,630,856	$235,653,914	$161,217,364	$120,133,232

191,441,113	248,131,655	167,642,891	135,117,460
(960,601)	(1,210,838)	(321,171)	(1,168,804)
(101,318,349)	(17,480,113)	(12,367,013)	(21,938,867)
5,468,693	6,213,210	6,262,657	8,123,443
$94,630,856	$235,653,914	$161,217,364	$120,133,232
$88,704,166	$223,567,583	$147,590,283	$112,313,870
$—	$—	$—	$27

$94,585,259	$232,189,114	$158,812,054	$118,889,657
1,807	801,275	243,525	306,131
43,790	393,580	365,487	206,861
—	2,269,945	1,796,298	730,583

3,823,950	19,312,855	12,863,563	8,145,916
73	67,443	19,813	21,199
1,782	33,033	29,403	14,268
—	188,105	145,403	49,840

$24.73	$12.02	$12.35	$14.60
24.64	11.88	12.29	14.44
24.58	11.91	12.43	14.50
—	12.07	12.35	14.66
4.75%	4.75%	4.75%	4.75%
$25.96	$12.62	$12.97	$15.33

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

	RS Emerging Growth	RS Smaller Company Growth
Investment Income
Interest	$648,876	$326,418
Dividends	195,672	190
Withholding taxes on foreign dividends	—	—
Total Investment Income	844,548	326,608
Expenses
Investment advisory fees	2,284,913	1,052,474
Distribution fees	591,543	261,496
Transfer agent fees	454,376	217,632
Shareholder reports	107,303	47,995
Administrative service fees	40,467	18,146
Custodian fees	42,179	31,097
Professional fees	50,139	24,556
Trustees’ fees and expenses	39,425	9,433
Registration fees	15,278	21,437
Insurance expense	11,235	4,903
Other expense	4,893	2,862
Total Expenses	3,641,751	1,692,031
Less: Fee waiver by adviser	—	(10,525)
Less: Custody credits	(2)	(1)
Total Expenses, Net	3,641,749	1,681,505
Net Investment Loss	(2,797,201)	(1,354,897)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	(7,283,837)	(14,181,691)
Net realized gain/(loss) from foreign currency transactions	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized depreciation on investments	(75,667,476)	(28,791,953)
Net Loss on Investments and Foreign Currency Transactions	(82,951,313)	(42,973,644)
Net Decrease in Net Assets Resulting from Operations	$(85,748,514)	$(44,328,541)

The accompanying notes are an integral part of these financial statements.

76	Call 800.766.3863

RS Select Growth	RS MidCap Opportunities	RS Growth	RS Technology

$167,856	$170,438	$138,694	$133,486
40,432	331,007	787,236	605,103
(743)	(330)	(18,612)	(12,427)
207,545	501,115	907,318	726,162

545,902	1,070,938	704,391	632,090
136,547	315,205	218,758	158,693
132,778	156,874	112,665	86,944
29,035	54,739	36,649	31,277
10,828	19,995	13,463	11,665
16,465	28,529	20,362	22,402
17,671	26,718	18,915	13,977
16,616	10,304	9,251	8,581
13,788	20,248	10,891	7,411
3,150	4,736	3,225	2,331
3,243	5,101	3,137	1,953
926,023	1,713,387	1,151,707	977,324
(5,561)	(64,788)	(1,791)	(1,723)
—	(2)	(2)	—
920,462	1,648,597	1,149,914	975,601
(712,917)	(1,147,482)	(242,596)	(249,439)

848,504	(19,144,939)	(13,446,980)	(2,219,081)
—	—	112	(9,559)
—	—	(162)	7,960
(12,874,775)	(23,805,325)	(14,746,159)	(24,482,210)
(12,026,271)	(42,950,264)	(28,193,189)	(26,702,890)
$(12,739,188)	$(44,097,746)	$(28,435,785)	$(26,952,329)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	77

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Emerging Growth		RS Smaller Company Growth

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(2,797,201)	$(7,213,982)	$(1,354,897)	$(2,702,419)
Net realized gain/(loss) from investments and foreign currency transactions	(7,283,837)	137,483,199	(14,181,691)	21,084,983
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(75,667,476)	(41,900,251)	(28,791,953)	(3,194,379)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(85,748,514)	88,368,966	(44,328,541)	15,188,185
Distributions to Shareholders
Net realized gain on investments
Class A	—	—	—	(18,484,101)
Class C	—	—	—	—
Class K	—	—	—	(4,390)
Class Y	—	—	—	(121,822)
Total Distributions	—	—	—	(18,610,313)
Capital Share Transactions
Proceeds from sales of shares	43,243,158	91,867,753	47,119,510	58,174,492
Reinvestment of distributions	—	—	—	16,553,386
Cost of shares redeemed	(68,063,593)	(344,292,478)	(51,514,770)	(119,249,454)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(24,820,435)	(252,424,725)	(4,395,260)	(44,521,576)
Net Increase/(Decrease) in Net Assets	(110,568,949)	(164,055,759)	(48,723,801)	(47,943,704)
Net Assets
Beginning of period	574,357,703	738,413,462	251,535,539	299,479,243
End of period	$463,788,754	$574,357,703	$202,811,738	$251,535,539
Accumulated Undistributed Net Investment Loss Included in Net Assets	$(5,933,106)	$(3,135,905)	$(1,427,620)	$(72,723)
Other Information:
Shares
Sold	1,242,500	2,302,928	2,718,205	2,607,248
Reinvested	—	—	—	814,624
Redeemed	(1,930,986)	(8,878,666)	(2,908,239)	(5,323,827)
Net Increase/(Decrease)	(688,486)	(6,575,738)	(190,034)	(1,901,955)

The accompanying notes are an integral part of these financial statements.

78	Call 800.766.3863

RS Select Growth		RS MidCap Opportunities

For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07

$(712,917)	$(1,998,121)	$(1,147,482)	$(2,567,138)
848,504	30,141,876	(19,144,939)	45,312,662
(12,874,775)	(5,041,260)	(23,805,325)	3,134,159
(12,739,188)	23,102,495	(44,097,746)	45,879,683

—	—	—	(42,940,577)
—	—	—	(65,108)
—	—	—	(19,103)
—	—	—	(523,512)
—	—	—	(43,548,300)

4,386,847	23,723,231	18,012,653	54,964,143
—	—	—	41,531,955
(26,845,003)	(132,322,974)	(31,398,528)	(73,498,833)
(22,458,156)	(108,599,743)	(13,385,875)	22,997,265
(35,197,344)	(85,497,248)	(57,483,621)	25,328,648

129,828,200	215,325,448	293,137,535	267,808,887
$94,630,856	$129,828,200	$235,653,914	$293,137,535
$(960,601)	$(247,684)	$(1,210,838)	$(63,356)

174,564	880,746	1,438,070	3,462,497
—	—	—	2,964,384
(1,081,852)	(5,070,534)	(2,519,702)	(4,647,062)
(907,288)	(4,189,788)	(1,081,632)	1,779,819

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Financial Information (continued)

Statement of Changes in Net Assets (continued) Six-month-ended numbers are unaudited

	RS Growth		RS Technology

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment loss	$(242,596)	$(507,170)	$(249,439)	$(1,229,726)
Net realized gain/(loss) from investments and foreign currency transactions	(13,446,868)	30,436,384	(2,228,640)	15,994,323
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(14,746,321)	(6,443,053)	(24,474,250)	3,999,657
Net Increase/(Decrease) in Net Assets Resulting from Operations	(28,435,785)	23,486,161	(26,952,329)	18,764,254
Distributions to Shareholders
Net investment income
Class A	—	(54,005)	—	—
Class C	—	(77)	—	—
Class K	—	(36)	—	—
Class Y	—	(883)	—	—
Net realized gain on investments
Class A	—	(31,494,878)	—	(15,764,453)
Class C	—	(44,167)	—	(42,936)
Class K	—	(19,839)	—	(6,467)
Class Y	—	(525,467)	—	(79,495)
Total Distributions	—	(32,139,352)	—	(15,893,351)
Capital Share Transactions
Proceeds from sales of shares	11,522,119	28,348,976	11,124,743	35,379,410
Reinvestment of distributions	—	31,073,433	—	14,195,414
Cost of shares redeemed	(21,582,436)	(42,977,446)	(27,184,037)	(36,282,146)
Proceeds from shares issued upon merger	—	—	—	62,495,915
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(10,060,317)	16,444,963	(16,059,294)	75,788,593
Net Increase/(Decrease) in Net Assets	(38,496,102)	7,791,772	(43,011,623)	78,659,496
Net Assets
Beginning of period	199,713,466	191,921,694	163,144,855	84,485,359
End of period	$161,217,364	$199,713,466	$120,133,232	$163,144,855
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(78,575)	$—	$—
Accumulated Undistributed Net Investment Loss Included in Net Assets	$(321,171)	$—	$(1,168,804)	$(919,365)
Other Information:
Shares
Sold	890,865	1,742,826	743,437	1,820,934
Reinvested	—	2,163,957	—	818,176
Redeemed	(1,671,435)	(2,655,549)	(1,819,342)	(2,074,754)
Issued upon merger	—	—	—	3,422,558
Net Increase/(Decrease)	(780,570)	1,251,234	(1,075,905)	3,986,914

The accompanying notes are an integral part of these financial statements.

80	Call 800.766.3863

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Growth Fund (Class A)
Six Months Ended 06/30/08[1]	$40.63	$(0.22)	$(5.92)	$(6.14)	$—	$—	$—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—
Year Ended 12/31/06	32.58	(0.48)	3.56	3.08	—	—	—
Year Ended 12/31/05	32.36	(0.50)	0.72	0.22	—	—	—
Year Ended 12/31/04	28.10	(0.50)	4.76	4.26	—	—	—
Year Ended 12/31/03	19.15	(0.35)	9.30	8.95	—	—	—
RS Emerging Growth Fund (Class C)
Six Months Ended 06/30/08[1]	$40.56	$(0.24)	$(6.00)	$(6.24)	$—	$—	$—
Period From 09/06/07[4] to 12/31/07[1]	40.51	(0.09)	0.14	0.05	—	—	—
RS Emerging Growth Fund (Class K)
Six Months Ended 06/30/08[1]	$40.36	$(0.02)	$(6.17)	$(6.19)	$—	$—	$—
Period From 01/22/07[4] to 12/31/07[1]	35.52	(0.35)	5.19	4.84	—	—	—
RS Emerging Growth Fund (Class Y)
Six Months Ended 06/30/08[1]	$40.73	$(0.13)	$(5.97)	$(6.10)	$—	$—	$—
Period From 05/01/07[4] to 12/31/07[1]	37.61	(0.16)	3.28	3.12	—	—	—
RS Smaller Company Growth Fund (Class A)
Six Months Ended 06/30/08[1]	$20.46	$(0.11)	$(3.59)	$(3.70)	$—	$—	$—
Year Ended 12/31/07	21.10	(0.22)	1.19	0.97	—	(1.61)	(1.61)
Year Ended 12/31/06	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)
Year Ended 12/31/05	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year Ended 12/31/04	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
Year Ended 12/31/03	12.79	(0.23)	8.02	7.79	—	—	—
RS Smaller Company Growth Fund (Class C)
Period From 01/02/08[4] to 06/30/08[1]	$20.18	$(0.11)	$(3.36)	$(3.47)	$—	$—	$—
RS Smaller Company Growth Fund (Class K)
Six Months Ended 06/30/08[1]	$20.40	$(0.09)	$(3.66)	$(3.75)	$—	$—	$—
Period From 03/02/07[4] to 12/31/07[1]	20.92	(0.05)	1.14	1.09	—	(1.61)	(1.61)
RS Smaller Company Growth Fund (Class Y)
Six Months Ended 06/30/08[1]	$20.50	$(0.08)	$(3.60)	$(3.68)	$—	$—	$—
Period From 05/01/07[4] to 12/31/07[1]	22.01	(0.04)	0.14	0.10	—	(1.61)	(1.61)
See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

82	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$34.49	(15.11)%	$454,707	1.52%	1.52%	(1.17)%	(1.17)%	79%
40.63	13.94%	563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%
35.66	9.45%	738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
32.58	0.68%	930,296	1.54%	1.54%	(1.32)%	(1.32)%	95%
32.36	15.16%	1,399,778	1.59%	1.61%	(1.47)%	(1.49)%	156%
28.10	46.74%	1,613,299	1.49%	1.61%	(1.39)%	(1.51)%	190%

$34.32	(15.38)%	$268	2.10%	2.10%	(1.76)%	(1.76)%	79%
40.56	0.12%	161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$34.17	(15.34)%	$254	2.00%	2.00%	(1.67)%	(1.67)%	79%
40.36	13.63%	64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$34.63	(14.98)%	$8,560	1.15%	1.15%	(0.80)%	(0.80)%	79%
40.73	8.30%	11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

$16.76	(18.08)%	$201,458	1.60%	1.61%	(1.29)%	(1.30)%	84%
20.46	4.64%	249,795	1.51%	1.52%	(0.94)%	(0.95)%	136%
21.10	4.62%	299,479	1.52%	1.54%	(0.94)%	(0.96)%	151%
21.11	6.74%	242,129	1.55%	1.56%	(1.20)%	(1.21)%	122%
22.57	15.38%	213,767	1.59%	1.60%	(1.31)%	(1.32)%	163%
20.58	60.91%	200,147	1.73%	1.83%	(1.57)%	(1.67)%	220%

$16.71	(17.20)%	$11	2.19%	2.20%	(1.93)%	(1.94)%	84%

$16.65	(18.38)%	$126	2.18%	2.19%	(1.91)%	(1.92)%	84%
20.40	5.25%	61	1.90%	3.40%	(1.32)%	(2.82)%	136%

$16.82	(17.95)%	$1,217	1.20%	1.21%	(0.90)%	(0.91)%	84%
20.50	0.49%	1,679	1.25%	1.30%	(0.60)%	(0.65)%	136%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	83

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund (Class A)
Six Months Ended 06/30/08[1]	$27.43	$(0.20)	$(2.50)	$(2.70)	$—	$—	$—
Year Ended 12/31/07	24.13	(0.44)	3.74	3.30	—	—	—
Year Ended 12/31/06	22.33	(0.45)	2.25	1.80	—	—	—
Year Ended 12/31/05	22.69	(0.47)	0.11	(0.36)	—	—	—
Year Ended 12/31/04	22.36	(0.29)	0.62	0.33	—	—	—
Year Ended 12/31/03	14.16	(0.14)	8.34	8.20	—	—	—
RS Select Growth Fund (Class C)
Six Months Ended 06/30/08[1]	$27.40	$(0.23)	$(2.53)	$(2.76)	$—	$—	$—
Period From 11/15/07[4] to 12/31/07[1]	27.76	(0.04)	(0.32)	(0.36)	—	—	—
RS Select Growth Fund (Class K)
Six Months Ended 06/30/08[1]	$27.32	$(0.13)	$(2.61)	$(2.74)	$—	$—	$—
Period From 02/12/07[4] to 12/31/07[1]	24.77	(0.13)	2.68	2.55	—	—	—
RS MidCap Opportunities Fund (Class A)
Six Months Ended 06/30/08[1]	$14.17	$(0.06)	$(2.09)	$(2.15)	$—	$—	$—
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)	(2.46)
Year Ended 12/31/06	13.34	(0.11)	1.38	1.27	—	(0.44)	(0.44)
Year Ended 12/31/05	12.18	(0.09)	1.25	1.16	—	—	—
Year Ended 12/31/04	10.84	(0.08)	1.42	1.34	—	—	—
Year Ended 12/31/03	7.30	(0.06)	3.60	3.54	—	—	—
RS MidCap Opportunities Fund (Class C)
Six Months Ended 06/30/08[1]	$14.05	$(0.06)	$(2.11)	$(2.17)	$—	$—	$—
Period From 05/21/07[4] to 12/31/07[1]	16.14	(0.08)	0.45	0.37	—	(2.46)	(2.46)
RS MidCap Opportunities Fund (Class K)
Six Months Ended 06/30/08[1]	$14.08	$(0.03)	$(2.14)	$(2.17)	$—	$—	$—
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)	(2.46)
Period From 12/04/06[4] to 12/31/06[1]	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)
RS MidCap Opportunities Fund (Class Y)
Six Months Ended 06/30/08[1]	$14.21	$(0.02)	$(2.12)	$(2.14)	$—	$—	$—
Period From 05/01/07[4] to 12/31/07[1]	15.44	(0.06)	1.29	1.23	—	(2.46)	(2.46)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$24.73	(9.84)%	$94,585	1.69%	1.70%	(1.31)%	(1.32)%	63%
27.43	13.68%	129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%
24.13	8.06%	215,325	1.64%	1.65%	(1.35)%	(1.36)%	195%
22.33	(1.59)%	385,878	1.63%	1.64%	(1.25)%	(1.26)%	184%
22.69	1.48%	953,811	1.58%	1.62%	(1.23)%	(1.27)%	230%
22.36	57.91%	1,089,598	1.48%	1.63%	(0.92)%	(1.07)%	305%

$24.64	(10.07)%	$2	2.23%	2.24%	(1.85)%	(1.86)%	63%
27.40	(1.30)%	2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$24.58	(10.03)%	$44	1.96%	2.60%	(1.60)%	(2.24)%	63%
27.32	10.29%	14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$12.02	(15.17)%	$232,189	1.31%	1.36%	(0.91)%	(0.96)%	151%
14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%
14.17	9.43%	267,807	1.30%	1.36%	(0.79)%	(0.85)%	214%
13.34	9.52%	218,771	1.34%	1.39%	(0.77)%	(0.82)%	207%
12.18	12.36%	208,554	1.49%	1.64%	(0.88)%	(1.03)%	184%
10.84	48.49%	141,147	1.53%	1.63%	(0.76)%	(0.86)%	253%

$11.88	(15.44)%	$801	1.94%	2.49%	(1.54)%	(2.09)%	151%

14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$11.91	(15.41)%	$394	1.85%	1.90%	(1.43)%	(1.48)%	151%
14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%

14.16	(3.32)%	2	1.50%	1.53%	(1.10)%	(1.13)%	214%

$12.07	(15.06)%	$2,270	1.05%	1.10%	(0.65)%	(0.70)%	151%

14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

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Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund (Class A)
Six Months Ended 06/30/08[1]	$14.43	$(0.02)	$(2.06)	$(2.08)	$—	$—	$—
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)	(2.80)
Year Ended 12/31/06	15.85	0.01	1.73	1.74	(0.01)	(2.33)	(2.34)
Year Ended 12/31/05	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)
Year Ended 12/31/04	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
Year Ended 12/31/03	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)
RS Growth Fund (Class C)
Six Months Ended 06/30/08[1]	$14.38	$(0.05)	$(2.04)	$(2.09)	$—	$—	$—
Period From 06/29/07[4] to 12/31/07[1]	16.64	(0.03)	0.54	0.51	—	(2.77)	(2.77)
RS Growth Fund (Class K)
Six Months Ended 06/30/08[1]	$14.50	$(0.01)	$(2.06)	$(2.07)	$—	$—	$—
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)	(2.66)
Period From 11/27/06[4] to 12/31/06[1]	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)
RS Growth Fund (Class Y)
Six Months Ended 06/30/08[1]	$14.41	$0.08	$(2.14)	$(2.06)	$—	$—	$—
Period From 05/01/07[4] to 12/31/07[1]	15.81	—	1.46	1.46	—	(2.86)	(2.86)
RS Technology Fund (Class A)
Six Months Ended 06/30/08[1]	$17.53	$(0.04)	$(2.89)	$(2.93)	$—	$—	$—
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)	(1.86)
Year Ended 12/31/06	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)
Year Ended 12/31/05	16.02	(0.27)	0.60	0.33	—	—	—
Year Ended 12/31/04	14.93	(0.30)	1.39	1.09	—	—	—
Year Ended 12/31/03	7.55	(0.14)	7.52	7.38	—	—	—
RS Technology Fund (Class C)
Six Months Ended 06/30/08[1]	$17.39	$(0.09)	$(2.86)	$(2.95)	$—	$—	$—
Period From 05/02/07[4] to 12/31/07[1]	16.92	(0.12)	2.45	2.33	—	(1.86)	(1.86)
RS Technology Fund (Class K)
Six Months Ended 06/30/08[1]	$17.44	$0.00 [5]	$(2.94)	$(2.94)	$—	$—	$—
Period From 01/19/07[4] to 12/31/07[1]	15.59	(0.09)	3.80	3.71	—	(1.86)	(1.86)
RS Technology Fund (Class Y)
Six Months Ended 06/30/08[1]	$17.57	$0.00 [5]	$(2.91)	$(2.91)	$—	$—	$—
Period From 05/01/07[4] to 12/31/07[1]	16.79	(0.05)	2.69	2.64	—	(1.86)	(1.86)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

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Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$12.35	(14.41)%	$158,812	1.31%	1.31%	(0.28)%	(0.28)%	145%
14.43	13.10%	196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%
15.25	10.79%	191,915	1.35%	1.35%	0.07%	0.07%	180%
15.85	11.32%	206,737	1.37%	1.37%	(0.19)%	(0.19)%	159%
16.66	11.95%	217,505	1.49%	1.69%	(0.55)%	(0.75)%	163%
17.32	44.24%	223,726	1.58%	1.65%	(0.81)%	(0.88)%	262%

$12.29	(14.53)%	$244	1.91%	3.38%	(0.88)%	(2.35)%	145%
14.38	3.14%	268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$12.43	(14.28)%	$365	1.81%	1.81%	(0.75)%	(0.75)%	145%
14.50	12.63%	179	1.87%	3.01%	(0.88)%	(2.02)%	242%
15.25	0.73%	7	1.62%	1.62%	0.26%	0.26%	180%

$12.35	(14.30)%	$1,796	1.01%	1.01%	—%	—%	145%
14.41	9.32%	3,139	0.99%	0.99%	0.02%	0.02%	242%

$14.60	(16.71)%	$118,890	1.54%	1.54%	(0.39)%	(0.39)%	56%
17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%
15.88	8.19%	84,485	1.62%	1.63%	(1.26)%	(1.27)%	178%
16.35	2.06%	89,985	1.62%	1.62%	(1.54)%	(1.54)%	141%
16.02	7.30%	132,451	1.62%	1.64%	(1.47)%	(1.49)%	143%
14.93	97.75%	241,956	1.57%	1.67%	(1.52)%	(1.62)%	194%

$14.44	(16.96)%	$306	2.15%	3.09%	(0.91)%	(1.85)%	56%
17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$14.50	(16.86)%	$207	1.79%	2.09%	(1.04)%	(1.34)%	56%
17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$14.66	(16.56)%	$731	1.20%	1.20%	(0.05)%	(0.05)%	56%
17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, custody credits, and offset for securities lending fees, if applicable.

4	Commencement of operations.

5	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS Select Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, C and K shares. RS Emerging Growth Fund, RS Smaller Company Growth Fund, RS MidCap Opportunities Fund, RS Growth Fund and RS Technology Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agree-

ments are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of

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observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. The Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

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Notes to Financial Statements (unaudited) (continued)

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
RS Emerging Growth Fund	$—	$—	—
RS Smaller Company Growth Fund	—	—	—
RS Select Growth Fund	—	6,501,625	4.50%
RS MidCap Opportunities Fund	—	—	—
RS Growth Fund	—	5,800,280	2.63%
RS Technology Fund	—	556,990	2.75%
*	For the six months ended June 30, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Emerging Growth Fund	0.95%
RS Smaller Company Growth Fund	1.00%
RS Select Growth Fund	1.00%
RS MidCap Opportunities Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%

RS Investments has agreed that, through December 31, 2009, it will not receive annual investment advisory fees from certain Funds in excess of the rates set forth below:

Fund	Rate
RS Smaller Company Growth Fund	0.99%
RS Select Growth Fund	0.99%
RS MidCap Opportunities Fund	0.80%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2009; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the

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Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS MidCap Opportunities Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2009, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

For the six months ended June 30, 2008, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Emerging Growth Fund
Class A	0.25%	$590,015
Class C	1.00%	990
Class K	0.65%	538
Class Y	0.00%	—
RS Smaller Company Growth Fund
Class A	0.25%	261,200
Class C	1.00%	40
Class K	0.65%	256
Class Y	0.00%	—
RS Select Growth Fund
Class A	0.25%	136,433
Class C	1.00%	9
Class K	0.65%	105
RS MidCap Opportunities Fund
Class A	0.25%	310,817
Class C	1.00%	3,539
Class K	0.65%	849
Class Y	0.00%	—
RS Growth Fund
Class A	0.25%	216,665
Class C	1.00%	1,219
Class K	0.65%	874
Class Y	0.00%	—
RS Technology Fund
Class A	0.25%	156,603
Class C	1.00%	1,593
Class K	0.65%	497
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative,

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Notes to Financial Statements (unaudited) (continued)

recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2008, PAS received $1,231,968 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Emerging Growth Fund	$1,703
RS Smaller Company Growth Fund	635
RS Select Growth Fund	427
RS MidCap Opportunities Fund	3,994
RS Growth Fund	1,707
RS Technology Fund	4,363

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class C share redemptions. For the six months ended June 30, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Emerging Growth Fund	$357
RS Smaller Company Growth Fund	750
RS Select Growth Fund	—
RS MidCap Opportunities Fund	228
RS Growth Fund	159
RS Technology Fund	622

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total
RS Emerging Growth Fund	$—	$—
RS Smaller Company Growth Fund	4,934,003	13,676,310
RS Select Growth Fund	—	—
RS MidCap Opportunities Fund	26,109,802	17,438,498
RS Growth Fund	10,254,563	21,884,789
RS Technology Fund	5,830,717	10,062,634

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Emerging Growth Fund	$—	$—
RS Smaller Company Growth Fund	—	1,372,245
RS Select Growth Fund	—	—
RS MidCap Opportunities Fund	—	3,465,391
RS Growth Fund	658,032	1,285,267
RS Technology Fund	658,856	47,037

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

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See the chart for capital loss carryovers available to the Funds at December 31, 2007.

Capital Loss Carryovers

	Expiring
Fund	2008	2009	2010	2014	Total
RS Emerging Growth Fund	$—	$505,722,821	$722,212,997	$—	$1,227,935,818
RS Smaller Company Growth Fund	—	—	—	—	—
RS Select Growth Fund	—	—	—	100,139,373	100,139,373
RS MidCap Opportunities Fund	—	—	—	—	—
RS Growth Fund	—	—	—	—	—
RS Technology Fund	2,814,209	14,653,761	—	—	17,467,970

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Emerging Growth Fund	$142,921,342
RS Smaller Company Growth Fund	—
RS Select Growth Fund	30,669,559
RS MidCap Opportunities Fund	—
RS Growth Fund	—
RS Technology Fund	2,948,602

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Emerging Growth Fund	$8,736,398
RS Smaller Company Growth Fund	—
RS Select Growth Fund	1,811,571
RS MidCap Opportunities Fund	—
RS Growth Fund	—
RS Technology Fund	1,930,596

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Emerging Growth Fund	$445,797,181	$15,861,318	$54,853,938	$(38,992,620)
RS Smaller Company Growth Fund	194,155,905	8,208,468	24,612,530	(16,404,062)
RS Select Growth Fund	89,755,276	4,417,583	13,415,364	(8,997,781)
RS MidCap Opportunities Fund	227,443,764	2,337,029	17,538,210	(15,201,181)
RS Growth Fund	149,760,902	4,092,038	10,388,385	(6,296,347)
RS Technology Fund	114,225,033	6,212,280	15,717,183	(9,504,903)

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Notes to Financial Statements (unaudited) (continued)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

(See Note 4a)

			RS Emerging Growth Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,223,311	$42,565,146		2,019,943	$81,014,471
Shares redeemed	(1,896,954)	(66,823,535)		(8,872,900)	(344,065,434)

Net decrease	(673,643)	$(24,258,389)		(6,852,957)	$(263,050,963)
Class C
Shares sold	5,171	$183,127		3,966	$165,783
Shares redeemed	(1,333)	(48,325)		— (a)	(24)

Net increase	3,838	$134,802		3,966	$165,759
Class K
Shares sold	6,274	$219,386		1,607	$63,943
Shares redeemed	(433)	(15,303)		(12)	(484)

Net increase	5,841	$204,083		1,595	$63,459
Class Y
Shares sold	7,744	$275,499		277,412	$10,623,556
Shares redeemed	(32,266)	(1,176,430)		(5,754)	(226,536)

Net increase/(decrease)	(24,522)	$(900,931)		271,658	$10,397,020

(a)	Rounds to less than one full share.

			RS Smaller Company Growth Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A				Shares	Amount
Shares sold	2,706,638	$46,912,262		2,508,706	$55,958,544
Shares reinvested	—	—		808,424	16,427,173
Shares redeemed	(2,892,342)	(51,230,063)		(5,303,981)	(118,807,659)

Net decrease	(185,704)	$(4,317,801)		(1,986,851)	$(46,421,942)
Class C
Shares sold	653	$12,066		—	$—

Net increase	653	$12,066		—	$—
Class K
Shares sold	4,577	$79,995		2,769	$62,246
Shares reinvested	—	—		217	4,391
Shares redeemed	(20)	(337)		—	—

Net increase	4,557	$79,658		2,986	$66,637
Class Y
Shares sold	6,337	$115,187		95,773	$2,153,702
Shares reinvested	—	—		5,983	121,822
Shares redeemed	(15,877)	(284,370)		(19,846)	(441,795)

Net increase/(decrease)	(9,540)	$(169,183)		81,910	$1,833,729

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Transactions in Capital Shares (continued)

			RS Select Growth Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	173,126	$4,351,417		880,165	$23,707,307
Shares redeemed	(1,081,694)	(26,841,217)		(5,070,528)	(132,322,773)

Net decrease	(908,568)	$(22,489,800)		(4,190,363)	$(108,615,466)
Class C
Shares sold	— (a)	$1		73	$2,000

Net increase	—	$1		73	$2,000
Class K
Shares sold	1,438	$35,429		508	$13,924
Shares redeemed	(158)	(3,786)		(6)	(201)

Net increase	1,280	$31,643		502	$13,723
(a)Rounds to less than one full share.
			RS MidCap Opportunities Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,317,234	$16,484,463		3,066,726	$48,712,637
Shares reinvested	—	—		2,921,742	40,933,604
Shares redeemed	(2,392,685)	(29,801,744)		(4,503,282)	(71,096,525)

Net increase/(decrease)	(1,075,451)	$(13,317,281)		1,485,186	$18,549,716
Class C
Shares sold	35,094	$437,481		30,442	$492,415
Shares reinvested	—	—		4,010	55,736
Shares redeemed	(2,094)	(25,327)		(9)	(147)

Net increase	33,000	$412,154		34,443	$548,004
Class K
Shares sold	26,253	$325,242		9,418	$148,695
Shares reinvested	—	—		1,371	19,103
Shares redeemed	(3,027)	(37,488)		(1,111)	(18,290)

Net increase	23,226	$287,754		9,678	$149,508
Class Y
Shares sold	59,489	$765,467		355,911	$5,610,396
Shares reinvested	—	—		37,261	523,512
Shares redeemed	(121,896)	(1,533,969)		(142,660)	(2,383,871)

Net increase/(decrease)	(62,407)	$(768,502)		250,512	$3,750,037

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

			RS Growth Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	855,822	$11,064,287		1,469,494	$23,858,238
Shares reinvested	—	—		2,123,377	30,491,686
Shares redeemed	(1,582,257)	(20,431,367)		(2,589,964)	(41,849,845)

Net increase/(decrease)	(726,435)	$(9,367,080)		1,002,907	$12,500,079
Class C
Shares sold	2,727	$34,902		16,202	$281,482
Shares reinvested	—	—		2,418	34,556
Shares redeemed	(1,534)	(19,165)		—	—

Net increase	1,193	$15,737		18,620	$316,038
Class K
Shares sold	20,711	$273,337		12,686	$200,277
Shares reinvested	—	—		1,461	20,895
Shares redeemed	(3,688)	(49,122)		(2,194)	(37,380)

Net increase	17,023	$224,215		11,953	$183,792
Class Y
Shares sold	11,605	$149,593		244,444	$4,008,339
Shares reinvested	—	—		36,701	526,296
Shares redeemed	(83,956)	(1,082,782)		(63,391)	(1,090,221)

Net increase/(decrease)	(72,351)	$(933,189)		217,754	$3,444,414

			RS Technology Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	720,638	$10,786,490		1,747,962	$34,000,265
Shares reinvested	—	—		812,061	14,089,250
Shares redeemed	(1,804,357)	(26,967,795)		(2,073,020)	(36,248,086)
Shares issued upon merger	—	—		3,422,418	62,493,360

Net increase/(decrease)	(1,083,719)	$(16,181,305)		3,909,421	$74,334,789
Class C
Shares sold	1,085	$16,238		26,736	$523,227
Shares reinvested	—	—		1,174	20,231
Shares redeemed	(6,131)	(88,328)		(1,665)	(32,674)

Net increase/(decrease)	(5,046)	$(72,090)		26,245	$510,784
Class K
Shares sold	11,007	$161,828		3,553	$68,441
Shares reinvested	—	—		374	6,467
Shares redeemed	(738)	(11,212)		(68)	(1,362)
Shares issued upon merger	—	—		140	2,555

Net increase	10,269	$150,616		3,999	$76,101
Class Y
Shares sold	10,707	$160,187		42,683	$787,477
Shares reinvested	—	—		4,567	79,466
Shares redeemed	(8,116)	(116,702)		(1)	(24)

Net increase	2,591	$43,485		47,249	$866,919

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Emerging Growth Fund	$354,208,187	$375,748,847
RS Smaller Company Growth Fund	165,164,057	175,923,815
RS Select Growth Fund	64,443,011	99,232,735
RS MidCap Opportunities Fund	376,240,709	410,570,358
RS Growth Fund	244,378,636	259,113,840
RS Technology Fund	66,783,206	74,090,126

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 Fund Merger

On August 24, 2007, RS Technology Fund (formerly, The Information Age Fund®) acquired the assets and liabilities of RS Internet Age Fund® through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of RS Internet Age Fund® approved the merger at a meeting held on August 6, 2007. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	RS Internet Age Fund®	RS Technology Fund	RS Technology Fund
Shares outstanding:
Class A	6,543,945	4,322,204	7,744,623
Class K	266	402	542
Net assets:
Class A	$62,493,360	$78,925,416	$141,418,776
Class K	2,555	7,337	9,892
Net asset value per share:
Class A	$9.55	$18.26	$18.26
Class K	9.59	18.24	18.24
Net unrealized appreciation/(depreciation)	$13,428,579	$15,539,776	$28,968,355
Accumulated net realized gain/(loss)	$12,612,457	$10,876,022	$10,876,022

Note 7 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The

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Notes to Financial Statements (unaudited) (continued)

settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments. RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and

RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

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On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

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Supplemental Information (unaudited)

Approval of the Funds’ Investment Advisory Agreement* (all Funds except RS Select Growth Fund)

The Board of Trustees of RS Investment Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investments (the “disinterested Trustees”), met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Approval of Investment Advisory Agreement*

(RS Select Growth Fund only)

The Board of Trustees of RS Investment Trust, including the disinterested Trustees, met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory agreement (the “Advisory Agreement”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Select Growth Fund. RS Investments is responsible for the day-to-day investment management of the Fund.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fee proposed in connection with the continuation of the Advisory Agreement was reasonable with respect to the Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Fund, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investors Service LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management team at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for the Fund

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Fund in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds. The Trustees considered the total expense ratio of the Fund and compared such expense ratio to the ratios of other funds in the Fund’s peer group. They also noted in this regard that the Fund’s recently renegotiated custodial arrangements were likely to result in substantial savings to the Fund in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Fund, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Fund. RS Investments also furnished a detailed profitability analysis with respect to RS Select Growth Fund for the year ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer also reported on the profitability level for the Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fee paid by the Fund by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Fund enable RS Investments to devote greater resources to the management of the Fund, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Fund are likely to benefit to some degree to the extent that the expenses of the Fund are reduced over time simply by virtue of its increased size, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Fund specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Fund

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grows in size. The Trustees noted that the Fund has already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Fund. The Trustees considered the performance of the Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff.

The Trustees reviewed performance information for the Fund for various periods. That review included an examination of comparisons of the performance of the Fund to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Fund compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had noted specifically that the Fund had previously underperformed in a number of periods, but also noted recent changes in the investment strategy and portfolio management team for the Fund, and that investment performance appeared to have improved in very recent periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also benefited from them.

The Trustees considered generally the nature and quality of the administrative services provided to the Fund by RS Investments, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Fund. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year, including as to RS Select Growth Fund.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Fund.

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Supplemental Information (unaudited) (continued)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreement, including the advisory fee proposed in connection with that continuation for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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RS Funds

Phone: 800-766-3863
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 800-766-3863, Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	Fund Overview	Portfolio Manager(s)
Growth Funds: Invests in dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	Steve Bishop, Melissa Chadwick-Dunn, John Seabern, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Invests in companies deemed to be undervalued by fundamental research		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Funds: Exposure to both growth and value companies		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: Exposure to international companies to provide diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	John Carnegie, Joseph Faraday, Paul Faulkner, Christopher Huckle, R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Timothy Campbell, Edward Hocknell, Richard Sneller, Michael Stirling-Aird, William Sutcliffe
Fixed Income Funds: Offers current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Leslie Barbi, Marc Gross, Howard G. Most
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-3863

EB-015097 (06/08) SR831_G

08	SEMIANNUAL REPORT

Value Funds

RS Partners Fund

RS Value Fund

RS Investors Fund

RS Global Natural Resources Fund

RS Large Cap Value Fund

06.30.08

Class A, B, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

†	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for your interest in our 2008 Semiannual Report. I invite you to read it for important details about your investments with RS and for insight into how we managed your funds during the first half of this year.

I also encourage you to visit www.RSinvestments.com where, in addition to this report, you will find updated information on fund performance as well as detailed quarterly portfolio manager commentaries.

During the six-month period covered by this report, the S&P 500® Index, which is designed to measure performance of U.S. stocks, declined 11.91%, and the MSCI EAFE Index, which is generally considered to be representative of international stock market activity, declined 10.58%. During the same period, U.S. small- and mid-cap equities declined 9.37% and 7.57%, respectively, as measured by the Russell 2000® and Russell Midcap® Indices.

No doubt, the first half of 2008 was an unsettling period for investors. The debt crisis, nearing its twelfth month, caused global investors to re-assess risk, which was compounded by slowing economic growth, record oil prices and inflationary concerns.

We expect much of the fallout from the financial crisis to continue over the near term, particularly for companies in the financial sector. While this will be difficult, years of perspective remind us that this is how rational markets respond following periods of excess. Over the longer term, we believe what we’re experiencing today will be remembered as another defining period in stock market history, similar to the Oil Shock of ’73-’74, runaway inflation of the early ’80s, the ’87 Crash, the Asian Contagion of ’97 and the dot com bust in 2000.

In the meantime, we remain focused on what we do best: fundamental research. Each of our dedicated research teams spends countless hours studying individual companies and analyzing their unique business risks and opportunities. Our focus on individual companies helps us cut through the market noise and maintain or strengthen long-term conviction in the investments we’ve made on behalf of our investors. If there is a bright spot in an otherwise challenging environment (yes, there are a few), we believe that

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CEO’s Letter (continued)

many companies possess strong fundamentals, and we are encouraged by the compelling entry points provided by the current market.

RS Funds: A Family of Choice(s)

RS Investments offers you a choice. We have 23 mutual funds within the RS fund family, offering investors access to stocks, bonds, and money market investments. Our unique approach utilizes dedicated research teams to focus on each asset class, providing you with specialized expertise in value, core, growth, international and fixed income. I want to take this opportunity to call attention to some of our successes during this difficult market.

RS Value Funds: Adding Value and Downside Protection

In spite of the challenging market, the RS Value Team’s disciplined approach to investing led to three funds managed by the RS Value Team outperforming their benchmarks year-to-date as of 6/30/08. We believe this is due, in part, to the Value Team’s focus on companies with improving returns on invested capital.

In fact, RS Value Fund and RS Partners Fund have ranked in the top half of their Morningstar1 peer groups through a variety of market environments. Based on total return, RS Value Fund (Class A shares) ranks in the top 32%, 18%, 3%, and 5% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Mid Cap Blend category peers1. RS Partners Fund (Class A shares) ranks in the top 36%, 42%, 11% and 8% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Blend category peers1.

With the addition of Tim Bei, an experienced analyst who joined us after a distinguished career with T. Rowe Price, we believe that the 13-member Value Team clearly has the strength and depth to carry its strong legacy well into the future.

RS Global Natural Resources Fund (Class A shares), focusing on some of the strongest performing areas of the market during this period, provided a 14.72% return for the first half of 2008. As supply and demand imbalances led energy and other commodities toward

record highs early in the year, the Fund provided strong returns consistent with the rising natural resources market.

RS’ value-driven approach to natural resources investing seeks to make long-term investments in companies that RS Investments believes have advantaged natural resource assets. The Value Team’s pragmatic approach to valuations should be well-suited to the volatile nature of the current economic environment.

Milestone Anniversary for the RS Core Team

In August 2005, RS Core Equity Fund manager, Mani Govil, began assembling a new research team in support of RS’ Core funds. Nearly three years later, the results are compelling, to say the least: RS Core Equity Fund (Class A shares) ranked in the top 3% among its Morningstar Large Blend category peers for the three-year period ended 6/30/08 and Morningstar recently wrote favorably about the Fund2. Based on total return, RS Core Equity Fund (Class A shares) also ranks in the top 6%, 17% and 81% for the 1-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Large Blend category peers1.

Driven by a coordinated fundamental and quantitative research effort, RS Core Equity Fund performed significantly better than its benchmark, the S&P 500® Index for first half of 2008. Since Mani and his team assumed management, the Fund has ranked in the top decile of Morningstar’s Large Blend peer group. Since the new team’s 1 year anniversary (7/31/06), the Fund has achieved top decile Morningstar rankings in 20 of 24 trailing 1-year periods, measured monthly, among its peer group 1.

RS Fixed Income: Conservative and Disciplined

In times like these, investors tend to seek the relative safety of investing in bond funds. The subadviser to these funds, Guardian Investor Services, has skillfully managed its funds through one of the most challenging periods on record for the credit markets. In fact, in a period rife with billions in downgrades in the mortgage- and asset-backed markets, resulting from deteriorating fundamentals, the team’s holdings in those sectors included only one bond that was downgraded since the credit crisis began last summer

2	Call 800.766.3863

(reflecting only 0.06% of one retail fund’s assets, the RS Low Duration Bond Fund). We see this as a true testament to the team’s experience, fundamental research and disciplined portfolio management. Based on total return, the RS Low Duration Bond Fund (Class A Shares) ranks in the top 23% and 24% respectively for 1- and 3-year periods, as of 6/30/08, among its Morningstar Short-Term Bond category peers1.

RS International: Global Opportunities

Despite global turmoil, RS International funds held up well relative to their peers. Based on total return, RS Emerging Markets Fund (Class A Shares) ranks among the top quartile for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Diversified Emerging Markets Category peers1. RS Funds’ UK subadviser, Baillie Gifford, calls upon years of international investing expertise to manage our International funds.

Focused Strength from RS Growth

After a strong 2007, the first half of 2008 has been a difficult period for faster-growing companies, and for a number of our Funds. Despite this, RS Select Growth Fund, which invests in a more limited number of small- and mid-sized growth companies ranked solidly in the top quartile of its Morningstar peer group for the one year period ended 6/30/08. We attribute this more

recent success to our five-member portfolio management team, which assumed management of the Fund in May 2007. Based on total return, RS Select Growth Fund (Class A Shares) ranks 18%, 42%, 74% and 20% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Growth category peers1.

Looking Forward

RS Investments continues to invest in our long term future. We believe our well-defined investment processes and our experienced and dedicated research teams have us well-positioned to serve our shareholders during both challenging and prosperous times. We remain focused on your long-term financial success.

Thank you for entrusting us with your investment and for your ongoing support.

Sincerely,

Terry R. Otton

Chief Executive Officer

1  Performance numbers for some funds include periods before RS Investments became the funds’ investment adviser. Rankings are based off total returns as of 6/30/08. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/07- 06/30/08 Rank/Count	3-Yr Total Return 06/30/05- 06/30/08 Rank/Count	5-Yr Total Return 06/30/03- 06/30/08 Rank/Count	10-Yr Total Return 06/30/98- 06/30/08 Rank/Count
RS Select Growth Fund	Small Growth	132-859	251-705	356-571	44-273
RS Partners Fund	Small Blend	207-664	201-549	41-429	13-185
RS Value Fund	Mid-Cap Blend	131-486	63-410	8-323	7-152
RS Core Equity Fund	Large Blend	107-2086	43-1715	192-1325	453-660
RS Emerging Markets Fund	Diversified Emerging Markets	53-293	22-217	17-189	16-110
RS Low Duration Bond Fund	Short-Term Bond	88-447	77-381	N/A	N/A

2  Morningstar Analyst Report, June 28, 2008.

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Performance Update

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge			-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K	RSPKX	10/13/06
without sales charge			-3.57%	-15.92%	—	—	—	-1.94%
Class Y	RSPYX	05/01/07
without sales charge			-3.19%	-15.26%	—	—	—	-11.69%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge			-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C	RVACX	05/01/07
without sales charge			-2.75%	-10.71%	—	—	—	-7.45%
with sales charge			-3.72%	-11.54%	—	—	—	-7.45%
Class K	RSVKX	12/04/06
without sales charge			-2.63%	-10.40%	—	—	—	0.36%
Class Y	RSVYX	05/01/07
without sales charge			-2.25%	-9.75%	—	—	—	-6.50%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

4	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-1.56%	-10.98%	—	—	—	7.18%
with maximum sales charge			-6.26%	-15.19%	—	—	—	5.20%
Class C†	RIVCX	07/24/07
without sales charge			-1.68%	—	—	—	—	-9.16%
with maximum sales charge			-2.66%	—	—	—	—	-9.90%
Class K	RSIKX	01/03/07
without sales charge			-1.68%	-11.59%	—	—	—	-1.86%
Class Y	RSIYX	05/01/07
without sales charge			-1.14%	-10.54%	—	—	—	-6.94%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge			9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C	RGNCX	05/01/07
without sales charge			14.31%	26.68%	—	—	—	26.28%
with sales charge			13.31%	25.68%	—	—	—	26.28%
Class K	RSNKX	12/04/06
without sales charge			14.57%	27.13%	—	—	—	25.75%
Class Y	RSNYX	05/01/07
without sales charge			14.89%	28.06%	—	—	—	27.70%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-14.15%	-19.44%	2.79%	7.71%	—	9.70%
with maximum sales charge			-18.20%	-23.26%	1.15%	6.66%	—	8.72%

†	RS Investors Fund Class C shares (Inception date: 07/24/07) “since inception” returns are not annualized and represent cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	5

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-17.02%	-22.07%	1.52%	6.78%	—	8.77%
Class C	RLCCX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-15.30%	-20.68%	2.03%	6.92%	—	8.90%
Class K	RLCKX	02/03/03
without sales charge			-14.20%	-19.60%	2.52%	7.43%	—	9.40%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge			-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B	GUCBX	05/06/97
without sales charge			-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge			-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C	RSCCX	08/07/00
without sales charge			-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge			-12.67%	-18.12%	3.23%	8.26%	—	1.31%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y	RSCYX	05/01/07
without sales charge			-11.28%	-16.50%	—	—	—	-12.56%
RS Core Equity Fund Class A	GPAFX	06/01/72
without sales charge			-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge			-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B	GUPBX	05/01/96
without sales charge			-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge			-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C	RCOCX	08/07/00
without sales charge			-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge			-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K	RCEKX	05/15/01
without sales charge			-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y	RCEYX	05/01/07
without sales charge			-4.48%	-3.87%	—	—	—	1.23%
RS Equity Dividend Fund Class A†	REDAX	07/31/07
without sales charge			-9.62%	—	—	—	—	-13.59%
with maximum sales charge			-13.93%	—	—	—	—	-17.71%

†	RS Equity Dividend Fund Class A shares (Inception date: 07/31/07) “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C†	REDCX	07/31/07
without sales charge			-9.41%	—	—	—	—	-13.63%
with sales charge			-10.31%	—	—	—	—	-14.48%
Class K†	REDKX	07/31/07
without sales charge			-9.77%	—	—	—	—	-13.78%
Class Y†	REDYX	07/31/07
without sales charge			-9.29%	—	—	—	—	-13.06%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-12.16%	-13.66%	3.85%	7.02%	—	-0.56%
with maximum sales charge			-14.80%	-16.25%	2.81%	6.36%	—	-0.94%
Class B	RSPBX	08/07/00
without sales charge			-12.39%	-14.28%	3.08%	6.22%	—	-1.35%
with sales charge			-15.02%	-16.83%	2.45%	6.06%	—	-1.35%
Class C	RSAPX	08/07/00
without sales charge			-12.41%	-14.30%	3.08%	6.22%	—	-1.37%
with sales charge			-13.29%	-15.15%	3.08%	6.22%	—	-1.37%
Class K	RSPIX	05/15/01
without sales charge			-12.28%	-14.00%	3.41%	6.57%	—	0.76%

†	RS Equity Dividend Fund Class C, Class K, and Class Y shares (Inception date: 07/31/07 for all share classes) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Asset Allocation Fund Class A	GUAAX	02/16/93
without sales charge			-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge			-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B	GAABX	05/01/96
without sales charge			-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge			-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C	RAACX	08/07/00
without sales charge			-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge			-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K	RAAKX	05/15/01
without sales charge			-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge			-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C†	REGWX	09/06/07
without sales charge			-15.38%	—	—	—	—	-15.28%
with sales charge			-16.23%	—	—	—	—	-16.13%
Class K	RSEKX	01/22/07
without sales charge			-15.34%	-14.79%	—	—	—	-2.66%
Class Y	RSYEX	05/01/07
without sales charge			-14.98%	-13.88%	—	—	—	-6.83%

†	RS Emerging Growth Fund Class C shares (Inception date: 09/06/07) return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Asset Allocation Fund Class A, B, C and K shares are 1.68%, 2.47%, 2.42%, and 2.13%, respectively; for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge			-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	—	-17.20%
with sales charge			—	—	—	—	—	-18.02%
Class K	RSSKX	03/02/07
without sales charge			-18.38%	-21.86%	—	—	—	-10.79%
Class Y	RSMYX	05/01/07
without sales charge			-17.95%	-21.20%	—	—	—	-15.25%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge			-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C†	RSGFX	11/15/07
without sales charge			-10.07%	—	—	—	—	-11.24%
with sales charge			-10.97%	—	—	—	—	-12.13%
Class K	RSDKX	02/12/07
without sales charge			-10.03%	-7.87%	—	—	—	-0.56%

†

RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) and RS Select Growth Fund Class C shares (Inception date: 11/15/07), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge			-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C	RMOCX	05/21/07
without sales charge			-15.44%	-13.55%	—	—	—	-12.13%
with sales charge			-16.29%	-14.28%	—	—	—	-12.13%
Class K	RSMKX	12/04/06
without sales charge			-15.41%	-13.25%	—	—	—	-2.79%
Class Y	RMOYX	05/01/07
without sales charge			-15.06%	-12.41%	—	—	—	-7.04%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge			-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C	RGWCX	06/29/07
without sales charge			-14.53%	-11.85%	—	—	—	-11.85%
with sales charge			-15.39%	-12.59%	—	—	—	-12.59%
Class K	RSGKX	11/27/06
without sales charge			-14.28%	-11.41%	—	—	—	-1.74%
Class Y	RGRYX	05/01/07
without sales charge			-14.30%	-11.09%	—	—	—	-5.43%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge			-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C	RINCX	05/02/07
without sales charge			-16.96%	-11.30%	—	—	—	-4.68%
with sales charge			-17.79%	-12.10%	—	—	—	-4.68%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-16.86%	-10.95%	—	—	—	2.09%
Class Y	RIFYX	05/01/07
without sales charge			-16.56%	-10.18%	—	—	—	-2.86%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge			-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B	GBGBX	05/01/96
without sales charge			-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge			-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C	RIGCX	08/07/00
without sales charge			-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge			-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K	RIGKX	05/15/01
without sales charge			-7.68%	-4.50%	14.04%	15.33%	—	5.79%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge			-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B	REMBX	05/06/97
without sales charge			-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge			-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C	REMGX	08/07/00
without sales charge			-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge			-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K	REMKX	05/15/01
without sales charge			-12.65%	6.16%	29.73%	31.26%	—	22.36%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge			-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B	RIQBX	08/07/00
without sales charge			0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge			-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C	RIQCX	08/07/00
without sales charge			0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge			-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K	RIQKX	05/15/01
without sales charge			0.27%	5.17%	2.85%	2.90%	—	4.57%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			1.74%	5.21%	3.88%	—	—	3.01%
with maximum sales charge			-0.57%	2.89%	3.09%	—	—	2.54%
Class B	RLDBX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			-1.64%	1.42%	2.48%	—	—	2.06%
Class C	RLDCX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			0.36%	3.42%	3.11%	—	—	2.24%
Class K	RLDKX	07/30/03
without sales charge			1.54%	4.79%	3.47%	—	—	2.60%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-2.23%	-3.60%	3.27%	5.48%	—	4.55%
with maximum sales charge			-5.84%	-7.23%	1.96%	4.68%	—	4.14%
Class B	RHYBX	09/01/98
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.66%
with sales charge			-5.42%	-7.01%	1.88%	4.54%	—	3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.80%
with sales charge			-3.54%	-5.23%	2.45%	4.70%	—	3.80%
Class K	RHYKX	05/15/01
without sales charge			-2.42%	-3.99%	2.86%	5.06%	—	5.12%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge			-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C	RETCX	08/07/00
without sales charge			-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge			-1.50%	0.15%	1.39%	2.34%	—	4.28%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B	RMBXX	05/01/96
without sales charge			0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge			-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C	RMCXX	08/07/00
without sales charge			0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge			-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K	RMKXX	05/15/01
without sales charge			0.94%	2.91%	3.36%	2.26%	—	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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www.RSinvestments.com	15

Highlights

RS Funds Specialized Expertise at Work for You

The RS Investments difference:

>  Unique, research-driven investment strategies

>  Distinct and specialized investment teams

>  Disciplined and repeatable investment process

>  Highly experienced and focused investment professionals

At RS Investments we offer a broad range of investment strategies managed by our specialized investment teams that adhere to their own distinct investment style and expertise. Incorporating highly-focused investments that are rigorously researched and carefully overseen by our investment specialists is an effective way to create a well-balanced, diversified portfolio and potentially increase overall investment performance. And with our 22-plus years of experience delivering this unique asset management approach, you can have confidence that each part of your investment strategy is managed by our team of dedicated, active, and highly-experienced investment professionals.

To learn more about our specialized expertise in any of these strategies please visit www.RSinvestments.com where you will find the latest press, commentary, and performance on our funds.

Lipper Rankings and Morningstar Ratings (Class A Shares)1

The Morningstar RatingsTM (including the effects of sales charges, loads, and redemption fees) are based on risk-adjusted returns as of 06/30/08. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. Lipper rankings are based on total return with dividends reinvested and do not take into account sales charges. Quartiles and rankings are based on total return and are historical and do not represent future results.

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Partners Fund	Lipper Category: Small Cap Core				without sales charge	« «««« (out of 549 funds)	« «« (out of 549 funds)	« «««« (out of 429 funds)	« «««« (out of 185 funds)	Small Blend Category
	2nd 295/786	2nd 258/628	1st 45/486	1st 15/193	including the effect of sales charges, loads, and redemption fees	«««« (out of 549 funds)	««« (out of 549 funds)	«««« (out of 429 funds)	«««« (out of 185 funds)

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« «««« (out of 410 funds)	« ««« (out of 410 funds)	« «««« (out of 323 funds)	« «««« (out of 152 funds)	Mid-Cap Blend Category
	1st 38/343	1st 33/270	1st 7/209	1st 6/65	including the effect of sales charges, loads, and redemption fees	«««« (out of 410 funds)	««« (out of 410 funds)	««««« (out of 323 funds)	«««« (out of 152 funds)
RS Core Funds

RS Core Equity Fund	Lipper Category: Large Cap Core				without sales charge	« «« (out of 1,715 funds)	« «««« (out of 1,715 funds)	« ««« (out of 1,325 funds)	« (out of 660 funds)	Large Blend Category
	1st 51/817	1st 3/692	1st 52/574	3rd 232/323	including the effect of sales charges, loads, and redemption fees	««« (out of 1,715 funds)	««««« (out of 1,715 funds)	«««« (out of 1,325 funds)	« (out of 660 funds)

Performance quoted represents past performance and does not guarantee future results.

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	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Growth Funds

RS Select Growth Fund	Lipper Category: Small Cap Growth				without sales charge	« «« (out of 705 funds)	« «« (out of 705 funds)	« « (out of 571 funds)	« «« (out of 273 funds)	Small Growth Category
	1st 111/604	2nd 204/486	3rd 288/400	1st 37/192	including the effect of sales charges, loads, and redemption fees	««« (out of 705 funds)	««« (out of 705 funds)	«« (out of 571 funds)	««« (out of 273 funds)

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 229 funds)	« «« (out of 76 funds)	Specialty-Technology Category
	3rd 58/108	3rd 64/102	2nd 27/90	1st 3/27	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	««« (out of 229 funds)	««« (out of 76 funds)
RS International Funds

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 217 funds)	« ««« (out of 217 funds)	« ««« (out of 189 funds)	« ««« (out of 110 funds)	Diversified Emerging Markets Category
	1st 69/280	1st 27/200	1st 21/172	1st 18/97	including the effect of sales charges, loads, and redemption fees	«««« (out of 217 funds)	«««« (out of 217 funds)	««« (out of 189 funds)	«««« (out of 110 funds)
RS Fixed Income Funds

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 381 funds)	« ««« (out of 381 funds)	N/A	N/A	Short-Term Bond Category
	1st 40/263	1st 52/212	N/A	N/A	including the effect of sales charges, loads, and redemption fees	««« (out of 381 funds)	««« (out of 381 funds)	N/A	N/A

RS Tax-Exempt Fund	Lipper Category General Municipal Debt				without sales charge	« ««« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 248 funds)	« ««« (out of 204 funds)	Muni National Long
	2nd 77/235	2nd 86/220	2nd 59/210	1st 8/153	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	«« (out of 248 funds)	««« (out of 204 funds)

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to ensure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar RatingTM, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar RatingTM based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value Fund.

MacKenzie B. Davis, CFA

MacKenzie B. Davis (RS) has been a co-portfolio manager of RS Global Natural Resources Fund since January 2005 and a co-portfolio manager of RS Value Fund, RS Partners Fund, and RS Investors Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history.

David J. Kelley

David J. Kelley (RS) has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

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Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS) has managed RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund since their inceptions. Mr. Pilara has been responsible for the management of RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. (RS) has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College.

Joseph A. Wolf

Joseph A. Wolf (RS) has been a co-portfolio manager of RS Value Fund and of RS Partners Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

Thomas M. Cole, CFA

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is also Head of North American Equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin.

Thomas Digenan, CFA

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University.

Scott Hazen, CFA

Scott Hazen (UBS) has been a member of the investment management team of RS Large Cap Value Fund since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago.

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John Leonard, CFA

John Leonard (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard is the head of Global Equities at UBS Global AM and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	21

RS Partners Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The first half of 2008 was challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect stock prices in a wide array of businesses, often with little regard for underlying fundamentals.

•	Although the RS Partners Fund was down during the six-month period, it outperformed its benchmark by 643 basis points.

•

Relative performance benefited primarily from strong stock selection in the consumer discretionary sector and from an underweight to the struggling financial services sector. The Fund’s outperformance for the period was mitigated somewhat by the poor contribution from its materials and processing holdings.

Market Overview

The financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Partners Fund (Class A Shares) declined 3.41% in the six-month period ended June 30, 2008,

outperforming the benchmark Russell 2000® Value Index3, which declined 9.84%.

Portfolio Review

The Fund’s outperformance relative to its benchmark was supported by superior stock selection in the consumer discretionary sector, where we found investment opportunities in niche business services companies. In fact, one of the Fund’s best-performing holdings for the period was commercial services company Coinstar, which owns and operates a wide variety of coin-counting and bulk vending machines in retail locations across the United States, Canada, and the United Kingdom.

A number of energy holdings also delivered healthy performances during the period. These included Peabody Energy, the world’s largest private-sector coal producer, and Key Energy Services, the second-largest oil well services provider in the United States.

Upstream aluminum processor Century Aluminum was another positive contributor. In addition to its significant U.S. smelting capacity, Century Aluminum has a growing production presence in Iceland, where it benefits from access to very low-cost geothermal and hydropowered electricity. Other factors that assisted relative performance were an underweight allocation in the financial services sector and solid stock selection in the technology sector.

In contrast, the Fund’s superior relative performance was mitigated somewhat by a few holdings in the materials and processing sector, including specialty steel manufacturer Allegheny Technologies.

Financial services, the weakest sector for the index, was a strong contributor to the Fund’s relative performance during the period. This was due to the Fund’s underweighting in the sector, relative to the benchmark, and to sector holdings that performed better than the index. That said, several of our financial services investments weighed on absolute returns during the period, including MoneyGram International, a global provider of money transfer and electronic payment services, and KKR Private Equity Investors, which provides limited partnership

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interests in the private equity funds of Kohlberg Kravis Roberts & Co.

Outlook

Although our absolute performance during the first half of 2008 was down for the period, we take some solace in the Fund’s relative performance during a very challenging period. We recognize that the market has been undergoing a necessary but painful adjustment to correct excesses resulting from several years of an expanding credit bubble. We believe that this process will create perhaps some of the largest discrepancies between stock prices and business values that have been seen in many years, which could present some promising long-term investment opportunities for the Fund. While we are neither equipped nor inclined to make predictions about the short-term outlook for the U.S. equity market, history has taught us that funda-

mentals do, in fact, matter over time and that stock prices will ultimately follow returns on invested capital. For this reason we have used the recent volatility to replace more-vulnerable business models from the portfolio with what we believe to be higher-quality franchises. Above all, we remain patient in our efforts to deploy our shareholders’ capital, as we seek out durable, predictable, and structurally advantaged businesses that fit within our process and philosophy.

We thank you for your investment and continued support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

David Kelley	Joe Wolf
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	23

RS Partners Fund (continued)

Total Net Assets: $1,938,577,394	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Key Energy Services, Inc.	5.68%
Peabody Energy Corp.	4.90%
Scientific Games Corp.	4.62%
Century Aluminum Co.	3.92%
Allegheny Technologies, Inc.	3.84%
ACI Worldwide, Inc.	3.63%
The Cooper Cos., Inc.	3.56%
Corinthian Colleges, Inc.	3.55%
Coinstar, Inc.	3.20%
Employers Holdings, Inc.	3.06%
Total	39.96%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serve as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

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Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	07/12/95
without sales charge		-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge		-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K Shares	10/13/06
without sales charge		-3.57%	-15.92%	—	—	—	-1.94%
Class Y Shares	05/01/07
without sales charge		-3.19%	-15.26%	—	—	—	-11.69%
Russell 2000® Value Index[3]		-9.84%	-21.63%	1.39%	10.02%	7.47%	10.65%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 1.86%, and Class Y 1.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Partners Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 10/13/06 in Class K shares of RS Partners Fund and in the Russell 2000® Value Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Partners Fund and in the Russell 2000® Value Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.51%, Class K 1.86%, and Class Y 1.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS Value Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The first half of 2008 was challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect stock prices in a wide array of businesses, often with little regard for underlying fundamentals.

•	Although the RS Value Fund was down during the six-month period, it outperformed its benchmark by 614 basis points.

•

Performance benefited primarily from double-digit returns by many of the Fund’s utility and energy shares as well as from strong stock selection in the technology sector. The Fund’s outperformance for the period was mitigated somewhat by the poor contribution from its materials and health care holdings and a lack of exposure to integrated oils.

Market Overview

The financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Value Fund (Class A Shares) declined 2.44% in the six-month period ended June 30, 2008,

outperforming the benchmark Russell Midcap® Value Index3, which declined 8.58%.

Portfolio Review

During a challenging period for financial markets, the Fund’s performance benefited from stock selection in the utilities sector, due in part to healthy gains by utilities such as FirstEnergy and Calpine as well as by gas exploration and distribution company Questar and natural gas company Spectra Energy.

Fund returns were also supported by exposure to a number of energy holdings not represented in the benchmark index. These included Canadian Natural Resources and Talisman Energy, Canada’s largest oil and gas exploration company. Overall the Fund’s overweight exposure to the energy sector was generally favorable.

The Fund’s technology holdings also performed well. One standout was LSI, a producer of standard and application-specific integrated circuits used in communications, data storage, and networking.

In contrast, the Fund’s relative performance was mitigated somewhat by a few holdings in the materials and processing sector, including specialty steel manufacturer Allegheny Technologies. A lack of exposure to better-performing fertilizer and metal-fabricating holdings was also detrimental to the Fund’s relative performance. The health care sector also weighed on returns during the period. Detractors included senior care facilities manager Sunrise Senior Living, managed health care provider Magellan Health Services, and pharmaceutical company Biovail.

Detractors from other sectors included private equity firm KKR Private Equity Investors and Career Education, a for-profit, post-secondary education company that faced concerns over tighter underwriting standards for student loans. The Fund’s relative performance was also hindered by a lack of exposure to better-performing names in the integrated oils sector.

www.RSinvestments.com	27

RS Value Fund (continued)

Outlook

Although our absolute performance during the first half of 2008 was down for the period, we take some solace in the Fund’s relative performance during a very challenging period. We recognize that the market has been undergoing a necessary but painful adjustment to correct excesses resulting from several years of an expanding credit bubble. We believe that this process will create perhaps some of the largest discrepancies between stock prices and business values that have been seen in many years, which could present some promising long-term investment opportunities for the Fund. While we are neither equipped nor inclined to make predictions about the short-term outlook for the U.S. equity market, history has taught us that fundamentals do, in fact, matter over time and that stock prices will ultimately follow returns on invested capital. For this reason we have used the recent volatility to replace more-vulnerable business models from the portfolio with what we believe to be higher-quality franchises. Above all, we remain patient in our efforts to deploy our shareholders’ capital, as we seek out durable, predictable, and structurally advantaged businesses that fit within our process and philosophy.

We thank you for your investment and continued support.

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

28	Call 800.766.3863

Total Net Assets: $2,386,659,577	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Scientific Games Corp.,	4.49%
Peabody Energy Corp.	3.97%
Allegheny Technologies, Inc.	3.94%
Eastman Chemical Co.	3.55%
Comverse Technology, Inc.	3.36%
Spectra Energy Corp.	3.31%
Career Education Corp.	3.30%
FirstEnergy Corp.	3.29%
PPL Corp.	3.13%
Convergys Corp.	2.95%
Total	35.29%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

www.RSinvestments.com	29

RS Value Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/30/93
without sales charge		-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge		-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C Shares	05/01/07
without sales charge		-2.75%	-10.71%	—	—	—	-7.45%
with sales charge		-3.72%	-11.54%	—	—	—	-7.45%
Class K Shares	12/04/06
without sales charge		-2.63%	-10.40%	—	—	—	0.36%
Class Y Shares	05/01/07
without sales charge		-2.25%	-9.75%	—	—	—	-6.50%
Russell Midcap® Value Index[3]		-8.58%	-17.09%	4.97%	13.00%	8.45%	11.82%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.18%, Class K 1.75%, and Class Y 0.99%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class C and Y shares of RS Value Fund and in the Russell Midcap® Value Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS Value Fund and in the Russell Midcap® Value Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.33%, Class C 2.18%, Class K 1.75%, and Class Y 0.99%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS Investors Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•

The first half of 2008 was challenging for the equity markets, as the repricing of risk triggered a sell-off that spread from the financial services sector to affect stock prices in a wide array of businesses, often with little regard for underlying fundamentals.

•	Although the RS Investors Fund was down during the six-month period, it outperformed its benchmark by over 11 percentage points.

•

Performance primarily benefited from the Fund’s significant overweighting in the energy sector as well as from strong stock selection in the technology area. The Fund’s outperformance for the period was mitigated somewhat by a lack of exposure to integrated oils as well as from declines in a number of individual consumer and finance-related holdings.

Market Overview

The financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index5 dropped by 11.91%, while the Dow Jones Industrial Average6 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Investors Fund (Class A Shares) declined 1.56% in the six-month period ended June 30, 2008,

outperforming the benchmark Russell 3000® Value Index3, which declined 13.28%.

Portfolio Review

The Fund’s relative performance for the period benefited from an overweight allocation to energy stocks, including oil well services provider Key Energy Services, a company that we believe is poised to benefit from a prospective slowdown in incremental rig deliveries and higher natural gas prices. Other positive contributors in this area included Talisman Energy, Canada’s largest independent oil and gas company, and Peabody Energy, the world’s biggest private-sector coal producer.

Relative returns were also supported by stock selection in the technology sector, where the Fund remained overweighted relative to the benchmark. In this area the Fund capitalized on its investment in LSI, which produces integrated circuits used in communications, data storage, and networking.

Upstream aluminum processor Century Aluminum was another positive contributor. In addition to its significant U.S. smelting capacity, Century Aluminum has a growing production presence in Iceland, where it benefits from access to very low-cost geothermal and hydropowered electricity. Additionally, underweight exposure to the struggling financial services sector assisted relative performance during the period.

In contrast, the Fund’s relative performance was mitigated somewhat by an investment in specialty steel manufacturer Allegheny Technologies. Further weighing on the Fund’s relative performance was a lack of exposure to the integrated oils sector, one of the most strongly performing areas of the market. The Fund also suffered during the period by not having an allocation to the autos and transportation sector, where railroad and trucking stocks delivered solid gains for the benchmark index.

In addition, a number of the Fund’s consumer-related holdings delivered poor results. These included children’s apparel manufacturer Carters and Career Education. Carters has been pressured by its partnership

32	Call 800.766.3863

exposure to struggling department stores, even though its own branded stores have performed relatively well. Meanwhile, Career Education, a for-profit, post-secondary education company, faced concerns over tighter underwriting standards for student loans. Several financial services holdings, namely asset managers KKR Private Equity Investors and INVESCO, also detracted from the Fund’s returns.

Outlook

While our absolute performance during the first half of 2008 was down for the period, we take some solace in the Fund’s relative performance during a very challenging period. We recognize that the market has been undergoing a necessary but painful adjustment to correct excesses resulting from several years of an expanding credit bubble. We believe that this process will create perhaps some of the largest discrepancies between stock prices and business values that have been seen in many years, which could present some promising long-term investment opportunities for the Fund. While we are neither equipped nor inclined to make predictions about the short-term outlook for the U.S. equity market, history has taught us that fundamentals do, in fact, matter over time and that stock prices will ultimately follow returns on invested capital. For this reason we have used the recent volatility to replace more-vulnerable business models from the portfolio with what we believe to be higher-quality franchises. Above all, we remain patient in our efforts to deploy our shareholders’ capital, as we seek out durable, predictable, and structurally advantaged businesses that fit within our process and philosophy.

We thank you for your investment and continued support.

Andrew Pilara Co-Portfolio Manager	MacKenzie Davis Co-Portfolio Manager

David Kelley Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	33

RS Investors Fund (continued)

Total Net Assets: $25,478,203	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Key Energy Services, Inc.	6.89%
ACI Worldwide, Inc.	5.01%
Eastman Chemical Co.	4.95%
Allegheny Technologies, Inc.	4.95%
Scientific Games Corp.	4.83%
Sunrise Senior Living, Inc.	4.72%
Convergys Corp.	4.48%
KKR Private Equity Investors, L.P.	4.35%
Peabody Energy Corp.	4.32%
Comverse Technology, Inc.	4.09%
Total	48.59%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	Since Inception
Class A Shares	11/15/05
without sales charge		-1.56%	-10.98%	7.18%
with maximum sales charge		-6.26%	-15.19%	5.20%
Class C Shares†	7/24/07
without sales charge		-1.68%	—	-9.16%
with sales charge		-2.66%	—	-9.90%
Class K Shares	01/03/07
without sales charge		-1.68%	-11.59%	-1.86%
Class Y Shares	05/01/07
without sales charge		-1.14%	-10.54%	-6.94%
Russell 3000® Value Index[3]		-13.28%	-19.02%	2.82%
				Since Class A share inception
Russell 3000® Index[4]		-11.05%	-12.69%	3.85%
				Since Class A share inception
S&P 500® Index[5]		-11.91%	-13.12%	3.54%
				Since Class A share inception

†	RS Investors Fund’s Class C Shares “since inception” returns are not annualized and represent cumulative return.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

RS Investors Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/24/07 in Class C shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 01/03/07 in Class K shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most cur-rent prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Investors Fund, the Russell 3000® Index, the Russell 3000® Value Index, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.60%, Class C 4.20%, Class K 5.81%, and Class Y 1.38%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	37

RS Global Natural Resources Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Alternative — Natural Resources

Highlights

•	During a period when commodity-related shares outperformed the broader market, the RS Global Natural Resources Fund delivered double-digit performance that was roughly in line with the benchmark.

•	Results benefited from robust performance by many of the Fund’s precious metal and energy-related shares.

•	Underperformance in the Fund’s regulated utility holdings and the Fund’s cash position had a negative impact on relative performance.

Market Overview

Financial markets were extremely volatile during the first half of 2008, as investors reacted to the economic uncertainty associated with an accelerating credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points through the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index4 dropped by 11.91%, while the Dow Jones Industrial Average5 fell by 13.38%. Value shares generally underperformed growth stocks during the period, with mid-cap shares outpacing both large-cap and small-cap stocks.

Performance

The RS Global Natural Resources Fund (Class A Shares) returned 14.72% during the period, slightly underperforming its benchmark, the S&P North American Natural Resources Sector Index™3, which returned 14.74%.

Portfolio Review

During a period that was generally favorable for commodity-based stocks, the Fund benefited from overall stock selection in energy-related shares. These included oil and natural gas companies such as Canadian Natural Resources, Talisman Energy, and XTO Energy.

XTO Energy is a good example of the qualities we look for in our natural resources holdings. Our investments are premised on our belief that owners of advantaged, or low-cost, commodity-producing assets can earn excess rates of return across a commodity price cycle. By earning excess returns and by deploying the considerable free cash flow that is being generated in the current commodity price environment back into high-return projects, these companies are able to consistently grow their net asset value (NAV) on a per-share basis. We then overlay our valuation parameters in an effort to protect shareholder capital (i.e., to not overpay for these advantaged assets). In the case of XTO Energy, we believe that management has accumulated a natural gas asset base that can compound the company’s NAV growth.

Outside of energy, the Fund capitalized on its stock selection in materials and especially from its investments in gold producers Goldcorp and Kinross Gold. The Fund’s investment in Century Aluminum was also quite favorable. A longtime position, Century Aluminum combines significant U.S. aluminum smelting capacity with a growing production presence in Iceland, where it benefits from access to very low-cost geothermal and hydropowered electricity.

On a negative note, relative performance suffered from the Fund’s exposure to regulated utilities shares, including electric utility Duke Energy. Other detractors from Fund performance included specialty steel producer Allegheny Technologies, independent oil refiner and marketer Alon USA Energy, and oil producer Petrobank Energy and Resources.

Outlook

We believe that we are experiencing a secular bull market for commodities and related natural resources equities, driven by increasing supply constraints and rapidly rising demand from both developed and developing nations. We continue to believe that we are in the early stages of a material uptrend in long-term

38	Call 800.766.3863

commodity prices. Our constructive long-term commodity price outlook is premised on the fact that supply costs continue to rise, driven primarily by deteriorating geology. It is important to note, however, that commodity prices move in cycles, and we do not subscribe to the notion that we have entered a “new paradigm.” We believe that the forces that drove the virtually homogenous rise in commodity prices during the first half of this decade are now in transition, and that we have entered what we have labeled “Phase II” of the current commodity price cycle.

We anticipate that Phase II will be marked by a convergence between spot prices and the marginal cost of supply. For many commodities we believe that this will lead to further upward pressure on long-term prices; for others we believe that the outlook may be less constructive, as demand destruction and incremental supply cause downward price pressure. In Phase II we believe that it will be necessary for investors to be more nuanced in terms of both the companies that they own and the commodities to which they are exposed. We believe that our focus on structural change in commodity cost curves, company-specific improvements in return on invested capital profiles, the identification of advantaged assets, and a very pragmatic approach to valuations and capital preservation is well suited to the current environment. We continue to seek very compelling investment opportunities and believe that the forces at play will disproportionately benefit owners of the lowest-cost, most capital-efficient commodity-producing assets over the cycle.

We appreciate your investment and continued support.

Andrew Pilara	MacKenzie Davis
Co-Portfolio Manager	Co-Portfolio Manager

Kenneth Settles, Jr.
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	39

RS Global Natural Resources Fund (continued)

Total Net Assets: $2,358,313,830	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Allegheny Technologies, Inc.	4.52%
Key Energy Services, Inc.	4.37%
XTO Energy, Inc.	4.30%
Peabody Energy Corp.	4.11%
Talisman Energy, Inc.	4.08%
Denbury Resources, Inc.	3.86%
Century Aluminum Co.	3.78%
Eastman Chemical Co.	3.41%
Newfield Exploration Co.	3.31%
Canadian Natural Resources Ltd.	3.30%
Total	39.04%

1	The Fund’s holdings are allocated to each sector based on their Russell classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

40	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	11/15/95
without sales charge		14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge		9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C Shares	05/01/07
without sales charge		14.31%	26.68%	—	—	—	26.28%
with sales charge		13.31%	25.68%	—	—	—	26.28%
Class K Shares	12/04/06
without sales charge		14.57%	27.13%	—	—	—	25.75%
Class Y Shares	05/01/07
without sales charge		14.89%	28.06%	—	—	—	27.70%
S&P North American Natural Resources Sector Index™[3]		14.74%	29.28%	28.31%	30.12%	14.73%	N/A
S&P 500® Index[4]		-11.91%	-13.12%	4.40%	7.58%	2.88%	8.07%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.47%, Class C 2.34%, Class K 2.32% and Class Y 1.14%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is frequently updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS Global Natural Resources Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class C and Class Y shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/04/06 in Class K shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, and the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.47%, Class C 2.34%, Class K 2.32% and Class Y 1.14%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

42	Call 800.766.3863

RS Large Cap Value Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	During a challenging period for large-cap value shares, the Fund delivered negative performance while also underperforming its benchmark, the Russell 1000® Value Index[3].

•

The Fund’s strategy of underweighting higher-valuation energy shares hurt performance, as these stocks continued to benefit from soaring oil prices. Additionally, the Fund’s overweighting in the struggling banking industry was also detrimental.

•	Overall stock selection had a positive impact on the Fund’s relative returns, due in part to gains by individual holdings in the energy and transportation sectors.

Market Overview

Financial markets were volatile in the first half of 2008, as investors reacted to economic uncertainty, elevated inflation, and a broadening credit crisis. The Federal Reserve Board acted aggressively to calm financial markets and restore liquidity, cutting the target federal funds rate by 225 basis points by the end of April. These moves helped spark a modest equity market resurgence in April and May, but this rebound faltered in June as inflation and economic concerns again took center stage. For the six-month period ended June 30, 2008, the S&P 500® Index 4 declined 11.91%, while the Dow Jones Industrial Average5 declined 13.38%. Value shares generally underperformed growth stocks during the period, while mid-cap shares outpaced large-cap and small-cap stocks.

Performance

The RS Large Cap Value Fund (Class A Shares) declined 14.15% during the period, underperforming the benchmark Russell 1000® Value Index, which declined 13.57%.

Portfolio Review

The Fund’s allocation strategy reflects the significant mispricings we are seeing within the U.S. equity market. In particular, our research leads us to believe that energy and materials stocks are overvalued while bank shares are underpriced. We positioned the Fund to take advantage of these pricing dislocations—underweighting energy shares while overweighting banking stocks. We maintain conviction in this positioning despite short-term irrational pricing movements that contributed to the Fund’s recent negative performance relative to the benchmark.

Our underweighting in energy was the largest detractor from the Fund’s performance year to date. Oil prices have been volatile and remain near historic highs and well above our normal assumptions. We expect that prices may normalize at lower levels as energy demand adjusts to current costs, non-OPEC supply continues to grow, and major OPEC capacity expansions come online. This could lead to a period of underperformance for energy shares. For this reason we continue to underweight this sector while focusing on oil services names that are benefiting from the industry’s increased infrastructure investment.

In the financials sector, we continued our strategy of underweighting smaller, more regional banks, brokers, and real estate names while emphasizing larger, more diversified global banking franchises trading at what we believe to be attractive valuations. Nonetheless, a number of our financials holdings were caught in an often-indiscriminate sell-off in institutions with any credit exposure. The Fund’s negative contributors in the financials area included Fifth Third Bancorp, Bank of New York Mellon, Hartford Financial Services, and Wells Fargo. Until the market gains more clarity on how individual companies are affected by the subprime mortgage fallout and resulting credit deterioration, we may see more overreactions that depress stock prices. Over time, however, we believe that prices will move to reflect the underlying fundamentals of the companies we own.

www.RSinvestments.com	43

RS Large Cap Value Fund (continued)

Fund performance also suffered from weakness in a number of consumer-related shares, including truck manufacturing and financing company PACCAR, motorcycle manufacturer Harley-Davidson, and yellow pages publisher R.H. Donnelley. Other detractors included pharmaceutical company Merck, home improvement distributor Masco, and diversified industrial conglomerate General Electric.

On a positive note, while the Fund’s underweight allocation to energy shares overall dampened returns, several individual holdings in this area made solid contributions to performance. These included coal producer Peabody Energy as well as energy services providers such as Halliburton and offshore contract drilling company ENSCO.

The Fund also benefited from its investments in several transportation holdings, including railroad company Burlington Northern Santa Fe and value-oriented Southwest Airlines, which proved relatively resilient in a difficult environment for airline stocks. Positive contributors from other sectors included Symantec, a provider of security and storage software and services, and pharmaceutical company Wyeth.

Outlook

In our view the U.S. equity market is currently trading at a significant discount to fair value. At the same time, we continue to see a wide dispersion of expected returns across the stock market. We believe that this combination has created opportunities for our bottom-up, value-oriented investment approach. We continue to monitor the market closely, as we look to capitalize on further discrepancies between prices and intrinsic values.

We thank you for your continued investment and support.

John Leonard	Thomas M. Cole
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan	Scott Hazen
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

44	Call 800.766.3863

Total Net Assets: $72,213,367	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Chevron Corp.	4.82%
General Electric Co.	4.74%
Wyeth	3.66%
Halliburton Co.	3.56%
Wells Fargo & Co.	3.44%
Citigroup, Inc.	3.10%
Exxon Mobil Corp.	2.94%
Baker Hughes, Inc.	2.83%
Marathon Oil Corp.	2.57%
Johnson & Johnson	2.39%
Total	34.05%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

www.RSinvestments.com	45

RS Large Cap Value Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	02/03/03
without sales charge		-14.15%	-19.44%	2.79%	7.71%	9.70%
with maximum sales charge		-18.20%	-23.26%	1.15%	6.66%	8.72%
Class B Shares	02/03/03
without sales charge		-14.45%	-19.99%	2.03%	6.92%	8.90%
with sales charge		-17.02%	-22.07%	1.52%	6.78%	8.77%
Class C Shares	02/03/03
without sales charge		-14.45%	-19.99%	2.03%	6.92%	8.90%
with sales charge		-15.30%	-20.68%	2.03%	6.92%	8.90%
Class K Shares	02/03/03
without sales charge		-14.20%	-19.60%	2.52%	7.43%	9.40%
Russell 1000® Value Index[3]		-13.57%	-18.78%	3.53%	8.92%	10.82%
				Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in Class A, Class B, Class C, and Class K shares of RS Large Cap Value Fund and in the Russell 1000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they don’t impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.34%, Class B 2.07%, Class C 2.07% and Class K 1.78%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

46	Call 800.766.3863

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return
RS Partners Fund	Class A	$1,000.00	$965.90	$7.28	1.49%
	Class K	$1,000.00	$964.30	$9.14	1.87%
	Class Y	$1,000.00	$968.10	$5.16	1.05%
RS Value Fund	Class A	$1,000.00	$975.60	$6.56	1.33%
	Class C	$1,000.00	$972.50	$10.33	2.11%
	Class K	$1,000.00	$973.70	$8.71	1.77%
	Class Y	$1,000.00	$977.50	$5.03	1.02%
RS Investors Fund	Class A	$1,000.00	$984.40	$10.32	2.09%
	Class C	$1,000.00	$983.20	$11.56	2.35%
	Class K	$1,000.00	$983.20	$12.55	2.55%
	Class Y	$1,000.00	$988.60	$7.47	1.51%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,147.20	$7.61	1.43%
	Class C	$1,000.00	$1,143.10	$11.84	2.22%
	Class K	$1,000.00	$1,145.70	$9.97	1.87%
	Class Y	$1,000.00	$1,148.90	$6.03	1.13%
RS Large Cap Value Fund	Class A	$1,000.00	$858.50	$6.40	1.38%
	Class B	$1,000.00	$855.50	$9.70	2.10%
	Class C	$1,000.00	$855.50	$9.59	2.08%
	Class K	$1,000.00	$858.00	$7.90	1.71%

www.RSinvestments.com	47

Understanding Your Fund’s Expenses (unaudited) (continued)

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.46	$7.47	1.49%
	Class K	$1,000.00	$1,015.56	$9.37	1.87%
	Class Y	$1,000.00	$1,019.62	$5.30	1.05%
RS Value Fund	Class A	$1,000.00	$1,018.23	$6.70	1.33%
	Class C	$1,000.00	$1,014.39	$10.55	2.11%
	Class K	$1,000.00	$1,016.04	$8.90	1.77%
	Class Y	$1,000.00	$1,019.78	$5.13	1.02%
RS Investors Fund	Class A	$1,000.00	$1,014.46	$10.48	2.09%
	Class C	$1,000.00	$1,013.20	$11.74	2.35%
	Class K	$1,000.00	$1,012.20	$12.74	2.55%
	Class Y	$1,000.00	$1,017.35	$7.58	1.51%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.78	$7.15	1.43%
	Class C	$1,000.00	$1,013.82	$11.12	2.22%
	Class K	$1,000.00	$1,015.57	$9.37	1.87%
	Class Y	$1,000.00	$1,019.25	$5.67	1.13%
RS Large Cap Value Fund	Class A	$1,000.00	$1,017.98	$6.95	1.38%
	Class B	$1,000.00	$1,014.41	$10.53	2.10%
	Class C	$1,000.00	$1,014.52	$10.42	2.08%
	Class K	$1,000.00	$1,016.36	$8.57	1.71%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

48	Call 800.766.3863

Financial Information

Six-Month Period Ended June 30, 2008

Schedule of Investments – RS Partners Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 85.8%
Aluminum – 3.9%
Century Aluminum Co.(1)	1,141,713	$75,912,497

		75,912,497
Auto Parts - After Market – 1.0%
Commercial Vehicle Group, Inc.(1)(2)	2,047,101	19,140,394

		19,140,394
Banks - Outside New York City – 1.5%
Hancock Holding Co.	757,392	29,757,932

		29,757,932
Cable Television Services – 2.5%
Liberty Global, Inc., Class A(1)	340,278	10,694,937
Liberty Global, Inc., Series C(1)	1,259,441	38,236,629

		48,931,566
Casinos & Gambling – 4.6%
Scientific Games Corp., Class A(1)	3,022,990	89,540,964

		89,540,964
Coal – 4.9%
Peabody Energy Corp.	1,078,800	94,988,340

		94,988,340
Computer Services, Software & Systems – 3.6%
ACI Worldwide, Inc.(1)(2)	3,995,369	70,278,541

		70,278,541
Diversified Financial Services – 1.6%
Euronet Worldwide, Inc.(1)	1,873,393	31,660,342

		31,660,342
Education Services – 4.0%
Career Education Corp.(1)	600,600	8,774,766
Corinthian Colleges, Inc.(1)(2)	5,927,879	68,822,675

		77,597,441
Electronics - Medical Systems – 2.5%
Advanced Medical Optics, Inc.(1)	2,552,869	47,840,765

		47,840,765
Electronics - Semi-Conductors/Components – 1.5%
Atmel Corp.(1)	8,238,589	28,670,290

		28,670,290
Entertainment – 4.7%
Lions Gate Entertainment Corp.(1)	5,726,645	59,328,042
Live Nation, Inc.(1)	3,039,050	32,153,149

		91,481,191
Financial Miscellaneous – 0.5%
First American Corp.	152,258	4,019,611
MoneyGram International, Inc.(1)(2)	6,324,535	5,704,731

		9,724,342
Financial Data Processing Services & Systems – 1.7%
Jack Henry & Associates, Inc.	1,542,121	33,371,498

		33,371,498
Foods – 1.8%
NBTY, Inc.(1)	1,092,479	35,024,877

		35,024,877
Health Care Management Services – 0.9%
Allscripts Healthcare Solutions, Inc.(1)	1,360,689	16,886,151

		16,886,151
Insurance - Multi-Line – 1.1%
Hanover Insurance Group, Inc.	513,670	21,830,975

		21,830,975

June 30, 2008 (unaudited)	Shares	Value

Insurance - Property-Casualty – 3.1%
Employers Holdings, Inc.(2)	2,867,090	$59,348,763

		59,348,763
Machinery - Oil Well Equipment & Services – 5.7%
Key Energy Services, Inc.(1)	5,671,700	110,144,414

		110,144,414
Medical & Dental Instruments & Supplies – 3.6%
The Cooper Cos., Inc.	1,860,013	69,099,483

		69,099,483
Medical Services – 2.8%
Magellan Health Services, Inc.(1)	1,485,606	55,011,990

		55,011,990
Metal Fabricating – 1.2%
The Timken Co.	680,193	22,405,557

		22,405,557
Metals & Minerals Miscellaneous – 1.9%
A.M. Castle & Co.(2)	1,294,350	37,031,354

		37,031,354
Oil - Crude Producers – 0.7%
Berry Petroleum Co., Class A	221,900	13,065,472

		13,065,472
Real Estate – 2.4%
Meruelo Maddux Properties, Inc.(1)(2)	4,448,881	9,698,561
MI Developments, Inc., Class A	1,628,800	36,631,712

		46,330,273
Real Estate Investment Trusts – 2.9%
BioMed Realty Trust, Inc.	1,293,026	31,717,928
CapLease, Inc.	1,363,260	10,210,817
DuPont Fabros Technology, Inc.	709,240	13,220,234

		55,148,979
Rental & Leasing Services - Consumer – 2.4%
Aaron Rents, Inc.	2,078,168	46,405,491

		46,405,491
Restaurants – 1.7%
Triarc Cos., Inc., Class B(2)	5,034,115	31,865,948

		31,865,948
Services - Commercial – 4.3%
Coinstar, Inc.(1)(2)	1,898,206	62,090,318
Copart, Inc.(1)	510,913	21,877,295

		83,967,613
Shoes – 2.2%
Iconix Brand Group, Inc.(1)(2)	3,531,791	42,664,035

		42,664,035
Steel – 3.8%
Allegheny Technologies, Inc.	1,256,848	74,505,950

		74,505,950
Textiles Apparel Manufacturers – 2.7%
Carter’s, Inc.(1)(2)	3,808,771	52,637,215

		52,637,215
Utilities - Electrical – 2.1%
NorthWestern Corp.	1,627,822	41,379,235

		41,379,235

Total Common Stocks (Cost $1,573,739,609)		1,663,649,878

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Depositary Securities – 5.2%
Diversified Financial Services – 2.8%
KKR Private Equity Investors, L.P. 144A(3)(4)	4,193,159	$53,462,777

		53,462,777
Investment Management Companies – 2.4%
AP Alternative Assets, L.P. 144A(3)(4)	4,180,500	47,030,625

		47,030,625

Total Depositary Securities (Cost $175,736,038)		100,493,402

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(5)	488	19,763
RS Emerging Growth Fund, Class Y(5)	632	21,894
RS Emerging Markets Fund, Class A(5)	593	14,371
RS Equity Dividend Fund, Class Y(5)	224	1,886
RS Global Natural Resources Fund, Class Y(5)	289	12,619
RS Growth Fund, Class Y(5)	1,515	18,712
RS Investment Quality Bond Fund, Class A(5)	200	1,929
RS Investors Fund, Class Y(5)	1,995	18,949
RS MidCap Opportunities Fund, Class Y(5)	896	10,821
RS Money Market Fund, Class A(5)	50,161	50,161
RS S&P 500 Index Fund, Class A(5)	209	1,838
RS Smaller Company Growth Fund, Class Y(5)	200	3,369
RS Technology Fund, Class Y(5)	584	8,554
RS Value Fund, Class Y(5)	925	23,713

Total Other Investments (Cost $208,541)		208,579

	Shares	Value
Short-Term Investments – 9.8%
State Street Institutional Liquid Reserves(6)	190,170,899	190,170,899

Total Short-Term Investments (Cost $190,170,899)		190,170,899

June 30, 2008 (unaudited)	Principal Amount	Value
Repurchase Agreements – 0.1%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $740,043, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $755,438	$740,000	$740,000

Total Repurchase Agreements (Cost $740,000)		740,000

Total Investments – 100.9% (Cost $1,940,595,087)		1,955,262,758

Other Liabilities, Net – (0.9)%		(16,685,364)

Total Net Assets – 100.0%		$1,938,577,394

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Restricted depositary units.
(4)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $100,493,402, representing 5.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(6)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$1,955,262,758
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$1,955,262,758

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Value Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 86.2%
Building Materials – 2.1%
Martin Marietta Materials, Inc.	490,511	$50,812,035

		50,812,035
Cable Television Services – 2.4%
Liberty Global, Inc., Class A(1)	3,787	119,025
Liberty Global, Inc., Series C(1)	1,889,579	57,367,619

		57,486,644
Casinos & Gambling – 4.5%
Scientific Games Corp., Class A(1)	3,616,572	107,122,863

		107,122,863
Chemicals – 3.6%
Eastman Chemical Co.	1,230,427	84,727,203

		84,727,203
Coal – 4.0%
Peabody Energy Corp.	1,075,420	94,690,731

		94,690,731
Communications Technology – 3.4%
Comverse Technology, Inc.(1)	4,731,679	80,201,959

		80,201,959
Diversified Financial Services – 1.1%
Ameriprise Financial, Inc.	653,360	26,572,151

		26,572,151
Drugs & Pharmaceuticals – 1.7%
Biovail Corp.	4,218,093	40,704,597

		40,704,597
Education Services – 3.3%
Career Education Corp.(1)(2)	5,388,013	78,718,870

		78,718,870
Electronics - Semi-Conductors/Components – 4.0%
Atmel Corp.(1)	14,155,238	49,260,228
LSI Corp.(1)	7,365,854	45,226,344

		94,486,572
Financial Miscellaneous – 1.2%
Fidelity National Financial, Inc., Class A	2,267,328	28,568,333

		28,568,333
Health Care Facilities – 2.8%
Sunrise Senior Living, Inc.(1)(2)	2,963,106	66,610,623

		66,610,623
Hotel/Motel – 0.2%
Marriott International, Inc., Class A	200,390	5,258,234

		5,258,234
Insurance - Multi-Line – 4.5%
Aon Corp.	1,084,466	49,820,368
Assurant, Inc.	556,725	36,721,581
Genworth Financial, Inc., Class A	1,105,995	19,697,771

		106,239,720
Investment Management Companies – 2.0%
Federated Investors, Inc., Class B	417,224	14,360,850
Invesco Ltd.	1,409,000	33,787,820

		48,148,670
Medical Services – 1.8%
Magellan Health Services, Inc.(1)	1,186,257	43,927,097

		43,927,097

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Metals & Minerals Miscellaneous – 0.2%
Ivanhoe Nickel & Platinum Ltd.(1)(3)(4)(5)		698,422	$4,539,743

			4,539,743
Oil - Crude Producers – 10.9%
Canadian Natural Resources Ltd.		635,300	63,688,825
Denbury Resources, Inc.(1)		1,806,789	65,947,798
Talisman Energy, Inc.	CAD	3,126,282	69,227,663
XTO Energy, Inc.		895,610	61,358,241

			260,222,527
Radio & Tv Broadcasters – 2.1%
Grupo Televisa S.A., ADR(6)		2,074,200	48,992,604

			48,992,604
Real Estate – 1.3%
MI Developments, Inc., Class A		1,424,620	32,039,704

			32,039,704
Real Estate Investment Trusts – 2.2%
Alexandria Real Estate Equities, Inc.		548,519	53,392,839

			53,392,839
Rental & Leasing Services - Consumer – 2.3%
WESCO International, Inc.(1)		1,353,833	54,207,473

			54,207,473
Retail – 1.3%
Advance Auto Parts, Inc.		809,792	31,444,223

			31,444,223
Savings & Loan – 1.6%
People’s United Financial, Inc.		2,374,088	37,035,773

			37,035,773
Services - Commercial – 2.9%
Convergys Corp.(1)		4,735,069	70,363,125

			70,363,125
Steel – 3.9%
Allegheny Technologies, Inc.		1,587,351	94,098,167

			94,098,167
Utilities - Electrical – 6.4%
FirstEnergy Corp.		953,940	78,537,880
PPL Corp.		1,431,100	74,803,597

			153,341,477
Utilities - Gas Distributors – 6.1%
Questar Corp.		924,800	65,697,792
Spectra Energy Corp.		2,752,300	79,101,102

			144,798,894
Utilities - Miscellaneous – 2.4%
Calpine Corp.(1)		2,515,483	56,749,297

			56,749,297

Total Common Stocks (Cost $1,914,286,074)			2,055,502,148

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Depositary Securities – 4.2%
Diversified Financial Services – 2.5%
KKR Private Equity Investors, L.P. 144A(7)(8)	4,593,859	$58,571,702

		58,571,702
Investment Management Companies – 1.7%
AP Alternative Assets, L.P. 144A(7)(8)	3,687,987	41,489,854

		41,489,854

Total Depositary Securities (Cost $173,566,431)		100,061,556

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(9)	479	19,418
RS Emerging Growth Fund, Class Y(9)	641	22,209
RS Emerging Markets Fund, Class A(9)	602	14,587
RS Equity Dividend Fund, Class Y(9)	263	2,212
RS Global Natural Resources Fund, Class Y(9)	313	13,660
RS Growth Fund, Class Y(9)	1,296	16,001
RS Investment Quality Bond Fund, Class A(9)	235	2,260
RS Investors Fund, Class Y(9)	1,560	14,821
RS MidCap Opportunities Fund, Class Y(9)	720	8,692
RS Money Market Fund, Class A(9)	20,454	20,454
RS Partners Fund, Class Y(9)	628	18,680
RS S&P 500 Index Fund, Class A(9)	245	2,155
RS Smaller Company Growth Fund, Class Y(9)	235	3,954
RS Technology Fund, Class Y(9)	535	7,843

Total Other Investments (Cost $167,062)		166,946

	Shares	Value
Short-Term Investments – 9.8%
State Street Institutional Liquid Reserves(10)	234,118,637	234,118,637

Total Short-Term Investments (Cost $234,118,637)		234,118,637

June 30, 2008 (unaudited)	Principal Amount	Value

Repurchase Agreements – 0.3%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $8,086,472, due 7/1/2008, collateralized by FHLMC, 5.680%, due 9/14/2017, with a value of $8,250,844	$8,086,000	$8,086,000

Total Repurchase Agreements (Cost $8,086,000)		8,086,000

Total Investments – 100.5% (Cost $2,330,224,204)		2,397,935,287

Other Liabilities, Net – (0.5)%		(11,275,710)

Total Net Assets – 100.0%		$2,386,659,577

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	Restricted security. See 5d in Notes to Financial Statements.
(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	Security deemed illiquid by the investment adviser.
(6)	ADR — American Depositary Receipt.
(7)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $100,061,556, representing 4.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(8)	Restricted depositary units.
(9)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(10)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar – CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$2,393,395,544
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	4,539,743

Total	$2,397,935,287

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Valuation Inputs	Investments in Securities
Balance as of 12/31/07	$4,539,743
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	—
Net purchases/sales	—
Net transfers in and/or out of Level 3	—
Balance as of 06/30/08	4,539,743

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Investors Fund

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 92.7%
Aluminum – 3.9%
Century Aluminum Co.(1)		14,820	$985,382

			985,382
Cable Television Services – 2.2%
Liberty Global, Inc., Series C(1)		18,400	558,624

			558,624
Casinos & Gambling – 4.8%
Scientific Games Corp., Class A(1)		41,569	1,231,274

			1,231,274
Chemicals – 4.9%
Eastman Chemical Co.		18,300	1,260,138

			1,260,138
Coal – 4.3%
Peabody Energy Corp.		12,500	1,100,625

			1,100,625
Communications Technology – 4.1%
Comverse Technology, Inc.(1)		61,500	1,042,425

			1,042,425
Computer Services, Software & Systems – 5.0%
ACI Worldwide, Inc.(1)		72,578	1,276,647

			1,276,647
Education Services – 4.1%
Career Education Corp.(1)		70,830	1,034,826

			1,034,826
Electronics - Medical Systems – 2.4%
Advanced Medical Optics, Inc.(1)		32,930	617,108

			617,108
Health Care Facilities – 4.7%
Sunrise Senior Living, Inc.(1)		53,515	1,203,017

			1,203,017
Insurance - Property-Casualty – 2.7%
Employers Holdings, Inc.		33,260	688,482

			688,482
Investment Management Companies – 3.9%
Invesco Ltd.		41,550	996,369

			996,369
Machinery - Oil Well Equipment & Services – 6.9%
Key Energy Services, Inc.(1)		90,380	1,755,180

			1,755,180
Medical & Dental Instruments & Supplies – 2.2%
The Cooper Cos., Inc.		15,000	557,250

			557,250
Medical Services – 3.3%
Magellan Health Services, Inc.(1)		22,554	835,175

			835,175
Oil - Crude Producers – 7.4%
Denbury Resources, Inc.(1)		24,200	883,300
Talisman Energy, Inc.	CAD	44,700	989,826

			1,873,126
Services - Commercial – 7.0%
Coinstar, Inc.(1)		19,945	652,401
Convergys Corp.(1)		76,850	1,141,991

			1,794,392

June 30, 2008 (unaudited)	Shares	Value

Shoes – 3.7%
Iconix Brand Group, Inc.(1)	77,218	$932,793

		932,793
Steel – 4.9%
Allegheny Technologies, Inc.	21,256	1,260,056

		1,260,056
Textiles Apparel Manufacturers – 3.6%
Carter’s, Inc.(1)	66,930	924,973

		924,973
Utilities - Electrical – 3.3%
FirstEnergy Corp.	10,100	831,533

		831,533
Utilities - Gas Distributors – 3.4%
Spectra Energy Corp.	30,250	869,385

		869,385

Total Common Stocks (Cost $21,887,851)		23,628,780

	Shares	Value
Depositary Securities – 6.0%
Diversified Financial Services – 4.4%
KKR Private Equity Investors, L.P. 144A(2)(3)	87,000	1,109,250

		1,109,250
Investment Management Companies – 1.6%
AP Alternative Assets, L.P. 144A(2)(3)	36,700	412,875

		412,875

Total Depositary Securities (Cost $2,815,600)		1,522,125

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	10	399
RS Emerging Growth Fund, Class Y(4)	12	412
RS Emerging Markets Fund, Class A(4)	12	285
RS Equity Dividend Fund, Class Y(4)	3	27
RS Global Natural Resources Fund, Class Y(4)	5	220
RS Growth Fund, Class Y(4)	36	446
RS Investment Quality Bond Fund, Class A(4)	3	27
RS MidCap Opportunities Fund, Class Y(4)	22	266
RS Money Market Fund, Class A(4)	63	63
RS Partners Fund, Class Y(4)	6	183
RS S&P 500 Index Fund, Class A(4)	3	26
RS Smaller Company Growth Fund, Class Y(4)	3	48
RS Technology Fund, Class Y(4)	13	188
RS Value Fund, Class Y(4)	19	482

Total Other Investments (Cost $3,176)		3,072

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value
Short-Term Investments – 0.8%
State Street Institutional Liquid Reserves(5)	192,783	$192,783

Total Short-Term Investments (Cost $192,783)		192,783

Total Investments – 99.5% (Cost $24,899,410)		25,346,760

Other Assets, Net – 0.5%		131,443

Total Net Assets – 100.0%		$25,478,203

(1)	Non-income producing security.
(2)	Restricted depositary units.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $1,522,125, representing 6.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(5)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar – CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$25,346,760
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$25,346,760

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Global Natural Resources Fund

June 30, 2008 (unaudited)	Foreign Currency	Shares	Value

Common Stocks – 90.0%
Aluminum – 3.8%
Century Aluminum Co.(1)		1,342,445	$89,259,168

			89,259,168
Building Materials – 2.1%
Martin Marietta Materials, Inc.		471,502	48,842,892

			48,842,892
Chemicals – 3.4%
Eastman Chemical Co.		1,167,374	80,385,374

			80,385,374
Coal – 6.8%
Arch Coal, Inc.		396,160	29,723,885
Foundation Coal Holdings, Inc.		382,630	33,893,365
Peabody Energy Corp.		1,100,703	96,916,899

			160,534,149
Energy Miscellaneous – 0.8%
Alon USA Energy, Inc.		1,599,487	19,129,865

			19,129,865
Gold – 5.8%
Goldcorp, Inc.	CAD	1,539,180	70,958,960
Kinross Gold Corp.	CAD	2,800,321	66,183,913

			137,142,873
Insurance - Multi-Line – 0.6%
PICO Holdings, Inc.(1)		318,778	13,850,904

			13,850,904
Machinery Oil Well Equipment & Services – 7.5%
Key Energy Services, Inc.(1)		5,311,830	103,155,739
Schlumberger Ltd.		465,750	50,035,522
Smith International, Inc.		289,500	24,069,030

			177,260,291
Metals & Minerals Miscellaneous – 7.4%
A.M. Castle & Co.		864,040	24,720,184
BHP Billiton Ltd., ADR(2)		896,800	76,398,392
Companhia Vale do Rio Doce, ADR(2)		2,020,200	72,363,564
Ivanhoe Nickel & Platinum Ltd.(1)(3)(4)(5)		203,624	1,323,556

			174,805,696
Oil - Crude Producers – 24.5%
Berry Petroleum Co., Class A		237,785	14,000,781
Canadian Natural Resources Ltd.		776,030	77,797,008
Denbury Resources, Inc.(1)		2,492,719	90,984,243
EOG Resources, Inc.		270,750	35,522,400
Newfield Exploration Co.(1)		1,195,930	78,034,433
Petrobank Energy & Resources Ltd.(1)	CAD	781,600	40,777,797
Southwestern Energy Co.(1)		898,000	42,753,780
Talisman Energy, Inc.	CAD	4,345,300	96,221,314
XTO Energy, Inc.		1,479,008	101,326,838

			577,418,594
Oil - Integrated Domestic – 2.6%
Occidental Petroleum Corp.		667,410	59,973,463

			59,973,463

June 30, 2008 (unaudited)	Shares	Value

Rental & Leasing Services - Consumer – 0.9%
WESCO International, Inc.(1)	536,101	$21,465,484

		21,465,484
Steel – 4.5%
Allegheny Technologies, Inc.	1,799,542	106,676,850

		106,676,850
Utilities - Electrical – 9.4%
Duke Energy Corp.	3,122,050	54,261,229
FirstEnergy Corp.	932,300	76,756,259
NorthWestern Corp.	877,547	22,307,245
PPL Corp.	1,314,100	68,688,007

		222,012,740
Utilities - Gas Distributors – 5.5%
Questar Corp.	859,500	61,058,880
Spectra Energy Corp.	2,383,400	68,498,916

		129,557,796
Utilities - Gas Pipelines – 1.2%
Equitable Resources, Inc.	392,967	27,138,301

		27,138,301
Utilities - Miscellaneous – 3.2%
Calpine Corp.(1)	3,381,833	76,294,152

		76,294,152

Total Common Stocks (Cost $1,344,041,937)		2,121,748,592

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)	412	16,710
RS Emerging Growth Fund, Class Y(6)	557	19,282
RS Emerging Markets Fund, Class A(6)	493	11,945
RS Equity Dividend Fund, Class Y(6)	244	2,051
RS Growth Fund, Class Y(6)	1,149	14,189
RS Investment Quality Bond Fund, Class A(6)	217	2,092
RS Investors Fund, Class Y(6)	1,479	14,045
RS MidCap Opportunities Fund, Class Y(6)	642	7,749
RS Money Market Fund, Class A(6)	17,684	17,684
RS Partners Fund, Class Y(6)	532	15,837
RS S&P 500 Index Fund, Class A(6)	227	2,001
RS Smaller Company Growth Fund, Class Y(6)	218	3,676
RS Technology Fund, Class Y(6)	464	6,808
RS Value Fund, Class Y(6)	777	19,930

Total Other Investments (Cost $156,390)		153,999

	Shares	Value
Short-Term Investments – 9.8%
State Street Institutional Liquid Reserves(7)	230,279,783	230,279,783

Total Short-Term Investments (Cost $230,279,783)		230,279,783

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value
Repurchase Agreements – 1.5%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $36,294,117, due 7/1/2008, collateralized by FHLB, 5.00%, due 6/11/2018, with a value of $37,021,375	$36,292,000	$36,292,000

Total Repurchase Agreements (Cost $36,292,000)		36,292,000

Total Investments – 101.3% (Cost $1,610,770,110)		2,388,474,374

Other Liabilities, Net – (1.3)%		(30,160,544)

Total Net Assets – 100.0%		$2,358,313,830

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Restricted security. See 5d in Notes to Financial Statements.
(4)	Security deemed illiquid by the investment adviser.
(5)	Fair valued security. See 1a in Notes to Financial Statements.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(7)	Money Market Fund registered under the Investment Company Act of 1940.

Foreign-Denominated Security

Canadian Dollar – CAD

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$2,387,150,818
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	1,323,556

Total	$2,388,474,374

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Valuation Inputs	Investments in Securities
Balance as of 12/31/07	$1,323,556
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	—
Net purchases/sales	—
Net transfers in and/or out of Level 3	—
Balance as of 06/30/08	1,323,556

Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Large Cap Value Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 96.6%
Air Freight & Logistics – 2.2%
FedEx Corp.	20,100	$1,583,679

		1,583,679
Airlines – 1.0%
Southwest Airlines Co.	55,300	721,112

		721,112
Auto Components – 3.7%
BorgWarner, Inc.	30,400	1,349,152
Johnson Controls, Inc.	46,500	1,333,620

		2,682,772
Automobiles – 0.8%
Harley-Davidson, Inc.	15,800	572,908

		572,908
Beverages – 0.7%
Constellation Brands, Inc., Class A(1)	26,400	524,304

		524,304
Biotechnology – 0.6%
Cephalon, Inc.(1)	6,200	413,478

		413,478
Building Products – 1.1%
Masco Corp.	52,400	824,252

		824,252
Capital Markets – 3.1%
Bank of New York Mellon Corp.	19,775	748,088
Morgan Stanley	41,300	1,489,691

		2,237,779
Commercial Banks – 6.0%
City National Corp.	6,700	281,869
Fifth Third Bancorp	56,500	575,170
SunTrust Banks, Inc.	26,600	963,452
Wells Fargo & Co.	104,500	2,481,875

		4,302,366
Consumer Finance – 1.0%
Discover Financial Services	56,600	745,422

		745,422
Diversified Financial Services – 6.1%
Bank of America Corp.	26,456	631,505
Citigroup, Inc.	133,400	2,235,784
JPMorgan Chase & Co.	45,200	1,550,812

		4,418,101
Diversified Telecommunication Services – 2.2%
AT&T, Inc.	46,600	1,569,954

		1,569,954
Electric Utilities – 5.4%
American Electric Power, Inc.	35,800	1,440,234
Exelon Corp.	8,600	773,656
Northeast Utilities	36,500	931,845
Pepco Holdings, Inc.	28,500	731,025

		3,876,760
Energy Equipment & Services – 6.4%
Baker Hughes, Inc.	23,400	2,043,756
Halliburton Co.	48,500	2,573,895

		4,617,651

June 30, 2008 (unaudited)	Shares	Value

Health Care Equipment & Supplies – 0.9%
Covidien Ltd.	13,500	$646,515

		646,515
Health Care Providers & Services – 2.1%
Medco Health Solutions, Inc.(1)	31,900	1,505,680

		1,505,680
Hotels, Restaurants & Leisure – 1.5%
Carnival Corp.	32,800	1,081,088

		1,081,088
Household Durables – 1.3%
Fortune Brands, Inc.	14,500	904,945

		904,945
Industrial Conglomerates – 4.7%
General Electric Co.	128,200	3,421,658

		3,421,658
Insurance – 6.0%
AFLAC, Inc.	18,600	1,168,080
MetLife, Inc.	15,400	812,658
Principal Financial Group, Inc.	25,000	1,049,250
The Hartford Financial Services Group, Inc.	20,200	1,304,314

		4,334,302
Machinery – 3.8%
Illinois Tool Works, Inc.	34,200	1,624,842
PACCAR, Inc.	25,950	1,085,488

		2,710,330
Media – 5.8%
Comcast Corp., Class A	81,800	1,551,746
News Corp., Class A	64,700	973,088
Omnicom Group, Inc.	19,400	870,672
R.H. Donnelley Corp.(1)	8,400	25,200
The Interpublic Group of Companies, Inc.(1)	89,300	767,980

		4,188,686
Multi-Utilities – 1.9%
NiSource, Inc.	27,200	487,424
Sempra Energy	15,300	863,685

		1,351,109
Oil, Gas & Consumable Fuels – 12.6%
Chevron Corp.	35,100	3,479,463
Exxon Mobil Corp.	24,100	2,123,933
Marathon Oil Corp.	35,800	1,856,946
Peabody Energy Corp.	18,900	1,664,145

		9,124,487
Pharmaceuticals – 8.1%
Johnson & Johnson	26,800	1,724,312
Merck & Co., Inc.	38,400	1,447,296
Wyeth	55,100	2,642,596

		5,814,204
Road & Rail – 2.1%
Burlington Northern Santa Fe Corp.	15,500	1,548,295

		1,548,295
Software – 2.2%
Symantec Corp.(1)	82,900	1,604,115

		1,604,115

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Thrifts & Mortgage Finance – 1.1%
Freddie Mac	49,300	$808,520

		808,520
Wireless Telecommunication Services – 2.2%
Sprint Nextel Corp.	170,442	1,619,199

		1,619,199

Total Common Stocks (Cost $68,506,065)		69,753,671

	Shares	Value
Exchange-Traded Funds – 2.0%
S&P Depositary Receipts Trust, Series I	11,300	1,446,174

Total Exchange-Traded Funds (Cost $1,525,783)		1,446,174

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(2)	16	644
RS Emerging Growth Fund, Class Y(2)	21	738
RS Emerging Markets Fund, Class A(2)	21	514
RS Equity Dividend Fund, Class Y(2)	9	75
RS Global Natural Resources Fund, Class Y(2)	11	466
RS Growth Fund, Class Y(2)	34	426
RS Investment Quality Bond Fund, Class A(2)	8	77
RS Investors Fund, Class Y(2)	33	309
RS MidCap Opportunities Fund, Class Y(2)	17	200
RS Partners Fund, Class Y(2)	14	420
RS S&P 500 Index Fund, Class A(2)	8	73
RS Smaller Company Growth Fund, Class Y(2)	8	135
RS Technology Fund, Class Y(2)	16	236
RS Value Fund, Class Y(2)	30	762

Total Other Investments (Cost $5,234)		5,075

	Principal Amount	Value
Repurchase Agreements – 1.5%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $1,054,061, due 7/1/2008, collateralized by FNMA, 5.55%, due 7/10/2028, with a value of $1,078,219	$1,054,000	1,054,000

Total Repurchase Agreements (Cost $1,054,000)		1,054,000

Total Investments – 100.1% (Cost $71,091,082)		72,258,920

Other Liabilities, Net – (0.1)%		(45,553)

Total Net Assets – 100.0%		$72,213,367
(1)	Non-income producing security.
(2)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$72,258,920
Level 2 — Significant Other Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$72,258,920

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Financial Information

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

	RS Partners	RS Value
Assets
Investments, at value	$1,495,980,223	$2,252,605,794
Investments in affiliated issuers, at value	459,282,535	145,329,493
Cash and cash equivalents	2,342,361	832
Foreign currency, at value	1,624,232	970,376
Receivable for investments sold	1,658,925	13,161,071
Receivable for fund shares subscribed	1,663,338	3,970,279
Dividends/interest receivable	1,686,566	2,146,344
Prepaid expenses	126,567	127,600
Total Assets	1,964,364,747	2,418,311,789
Liabilities
Payable for investments purchased	16,125,829	24,048,556
Payable to adviser	1,505,773	1,739,558
Payable for fund shares redeemed	4,480,860	3,285,965
Payable to distributor	389,097	507,445
Trustees’ deferred compensation	231,314	197,161
Accrued transfer agent fees	2,256,897	1,114,717
Accrued shareholder reports expense	562,532	618,441
Accrued custodian fees	63,452	56,549
Accrued audit fees	66,138	43,223
Accrued expenses/other liabilities	105,461	40,597
Total Liabilities	25,787,353	31,652,212
Total Net Assets	$1,938,577,394	$2,386,659,577
Net Assets Consist of:
Paid-in capital	1,828,443,973	2,264,455,772
Accumulated undistributed net investment income/(loss)	(12,887,680)	(2,849,494)
Accumulated net realized gain from investments and foreign currency transactions	108,198,659	57,345,654
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	14,822,442	67,707,645
Total Net Assets	$1,938,577,394	$2,386,659,577
Investments, at Cost (includes investments in affiliated issuers, at cost of $562,034,463 for RS Partners and $201,429,739 for RS Value)	$1,940,595,087	$2,330,224,204
Foreign Currency, at Cost	$1,506,513	$973,697
Pricing of Shares
Net Assets:
Class A	$1,781,587,793	$2,317,706,061
Class B	—	—
Class C	—	11,595,088
Class K	13,383,931	1,480,999
Class Y	143,605,670	55,877,429
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	59,862,533	90,420,957
Class B	—	—
Class C	—	455,805
Class K	451,130	57,957
Class Y	4,825,623	2,179,435
Net Asset Value Per Share:
Class A	$29.76	$25.63
Class B	—	—
Class C	—	25.44
Class K	29.67	25.55
Class Y	29.76	25.64
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$31.24	$26.91

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

RS Investors	RS Global Natural Resources	RS Large Cap Value

$25,346,760	$2,388,474,374	$72,258,920
—	—	—
—	731	274
73,344	2,530,812	—
176,399	4,320,300	—
6,560	2,291,565	22,554
19,101	2,047,124	118,050
16,767	125,413	21,745
25,638,931	2,399,790,319	72,421,543

42,257	34,125,215	987
21,880	1,914,646	48,543
2,969	3,537,661	16,852
4,856	463,304	40,933
3,432	163,630	5,075
47,244	732,946	43,050
8,837	474,189	23,201
8,821	30,352	10,734
12,145	26,463	15,648
8,287	8,083	3,153
160,728	41,476,489	208,176
$25,478,203	$2,358,313,830	$72,213,367

25,354,837	1,425,857,840	63,543,390
(471,236)	(762,526)	300,113
140,702	155,517,772	7,202,026
453,900	777,700,744	1,167,838
$25,478,203	$2,358,313,830	$72,213,367

$24,899,410	$1,610,770,110	$71,091,082
$68,035	$2,534,253	$—

$22,046,098	$2,253,892,733	$20,596,896
—	—	15,713,570
72,649	6,630,165	15,042,147
101,926	1,089,045	20,860,754
3,257,530	96,701,887	—

2,335,106	51,740,769	1,949,635
—	—	1,498,887
7,748	153,718	1,434,686
10,901	25,178	1,974,316
343,074	2,214,742	—

$9.44	$43.56	$10.56
—	—	10.48
9.38	43.13	10.48
9.35	43.25	10.57
9.50	43.66	—
4.75%	4.75%	4.75%
$9.91	$45.73	$11.09

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Financial Information (continued)

Statement of Operations

	RS Partners		RS Value

	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007 (audited)	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007 (audited)
Investment Income
Interest	$2,891,938	$8,697,726	$2,824,122	$9,789,342
Dividends	4,492,463	22,974,957 [1]	13,734,876	26,015,609	[1]
Dividends from affiliated issuers	2,300,619	5,295,405	—	—
Withholding taxes on foreign dividends	(80,083)	(468,707)	(604,326)	(420,485)
Total Investment Income	9,604,937	36,499,381 [1]	15,954,672	35,384,466	[1]
Expenses
Investment advisory fees	9,834,025	26,691,809	9,991,519	21,864,778
Distribution fees	2,362,101	6,698,862	2,926,600	6,417,428
Transfer agent fees	1,880,832	4,144,771	1,472,026	3,106,275
Shareholder reports	431,024	747,668	487,872	790,363
Administrative service fees	159,558	719,986	182,015	677,170
Custodian fees	135,705	353,995	138,350	286,073
Professional fees	189,886	422,012	195,435	387,265
Trustees’ fees and expenses	75,857	111,299	91,487	77,855
Registration fees	103,888	113,159	125,529	140,528
Insurance expense	45,697	111,690	37,690	85,907
Other expense	16,950	61,944	17,382	54,714
Total Expenses	15,235,523	40,177,195	15,665,905	33,888,356
Less: Fee waiver by adviser/distributor	(773,152)	(381,792)	—	(1,452)
Less: Custody credits	(9)	(31,111)	(3)	(74,148)
Total Expenses, Net	14,462,362	39,764,292	15,665,902	33,812,756
Net Investment Income/(Loss)	(4,857,425)	(3,264,911)[1]	288,770	1,571,710	[1]
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	68,234,614	215,866,187 [1]	37,855,039	189,469,210	[1]
Net realized loss from investments in affiliated issuers	(5,188,498)	(14,994,150)	—	—
Net realized gain/(loss) from foreign currency transactions	21	(21,940)	(153,332)	141,926
Net change in unrealized appreciation/(depreciation) on investments	(129,312,441)	(162,978,946)[1]	(54,425,733)	(156,248,357)[1]
Net change in unrealized appreciation/(depreciation) on investments in affiliated issuers	(13,322,780)	(154,321,671)	(56,100,246)	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	130,481	5,548	(5,734)	2,466
Net Gain/(Loss) on Investments and Foreign Currency Transactions	(79,458,603)	(116,444,972)[1]	(72,830,006)	33,365,245	[1]
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(84,316,028)	$(119,709,883)	$(72,541,236)	$34,936,955

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

RS Investors		RS Global Natural Resources	RS Large Cap Value

For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Year Ended December 31, 2007 (audited)	For the Six-Month Period Ended June 30, 2008 (unaudited)	For the Six-Month Period Ended June 30, 2008 (unaudited)

$9,373	$58,427	$3,760,256	$11,604
47,301	556,006 [1]	10,957,045	969,226
—	—	—	—
(1,084)	(16,225)	(289,393)	—
55,590	598,208 [1]	14,427,908	980,830

134,003	596,944	10,814,898	302,479
29,829	145,660	2,609,163	265,776
48,611	88,367	914,248	57,046
7,269	13,185	391,796	15,976
2,816	5,870	145,258	5,970
19,400	39,847	124,462	21,808
8,347	18,197	150,118	11,407
828	8,758	69,654	2,585
19,745	29,491	43,531	14,954
1,124	2,894	26,112	1,585
940	3,630	8,641	1,004
272,912	952,843	15,297,881	700,590
(1,791)	(3,584)	—	(10,350)
—	(7)	(2)	—
271,121	949,252	15,297,879	690,240
(215,531)	(351,044)[1]	(869,971)	290,590

(676,040)	5,868,937 [1]	167,023,081	3,176,702
—	—	(17,514,868)	—
(1,658)	1,414	(562,679)	—
(101,265)	(5,398,045)[1]	136,196,341	(15,476,010)
—	—	16,995,080	—

4,656	1,997	(18,242)	—
(774,307)	474,303 [1]	302,118,713	(12,299,308)
$(989,838)	$123,259	$301,248,742	$(12,008,718)

[1]	Amount has been restated. See Note 2 in December 31, 2007 Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Financial Information (continued)

Statement of Changes in Net Assets Six-Month-Ended Numbers are unaudited

	RS Partners		RS Value

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income/(loss)	$(4,857,425)	$(3,264,911)[1]	$288,770	$1,571,710 [1]
Net realized gain/(loss) from investments and foreign currency transactions	63,046,137	200,850,097 [1]	37,701,707	189,611,136 [1]
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(142,504,740)	(317,295,069)[1]	(110,531,713)	(156,245,891)[1]
Net Increase/(Decrease) in Net Assets Resulting from Operations	(84,316,028)	(119,709,883)	(72,541,236)	34,936,955
Distributions to Shareholders
Net investment income
Class A	—	(7,744,908)	—	(10,005,160)
Class B	—	—	—	—
Class C	—	—	—	(19,504)
Class K	—	(5,526)	—	(1,284)
Class Y	—	(198,342)	—	(235,209)
Net realized gain on investments
Class A	—	(181,874,263)	—	(186,091,155)
Class B	—	—	—	—
Class C	—	—	—	(473,050)
Class K	—	(1,133,502)	—	(85,844)
Class Y	—	(2,010,941)	—	(2,324,419)
Total Distributions	—	(192,967,482)	—	(199,235,625)
Capital Share Transactions
Proceeds from sales of shares	295,593,779	909,238,504	559,694,019	1,386,293,614
Reinvestment of distributions	—	173,412,007	—	175,855,601
Cost of shares redeemed	(509,462,531)	(1,078,743,888)	(667,212,968)	(831,796,145)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(213,868,752)	3,906,623	(107,518,949)	730,353,070
Net Increase/(Decrease) in Net Assets	(298,184,780)	(308,770,742)	(180,060,185)	566,054,400
Net Assets
Beginning of period	2,236,762,174	2,545,532,916	2,566,719,762	2,000,665,362
End of period	$1,938,577,394	$2,236,762,174	$2,386,659,577	$2,566,719,762
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(8,030,255)[1]	$—	$(3,138,264)[1]
Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$(12,887,680)	$—	$(2,849,494)	$—
Other Information:
Shares
Sold	10,304,867	24,926,985	22,355,184	46,893,933
Reinvested	—	5,667,261	—	6,737,941
Redeemed	(17,767,099)	(30,630,731)	(26,960,507)	(28,862,658)
Net Increase/(Decrease)	(7,462,232)	(36,485)	(4,605,323)	24,769,216

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

RS Investors		RS Global Natural Resources		RS Large Cap Value

For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07

$(215,531)	$(351,044)[1]	$(869,971)	$286,702	$290,590	$452,228

(677,698)	5,870,351 [1]	148,945,534	153,250,512	3,176,702	13,354,403

(96,609)	(5,396,048)[1]	153,173,179	330,127,093	(15,476,010)	(13,891,531)

(989,838)	123,259	301,248,742	483,664,307	(12,008,718)	(84,900)

—	—	—	(272,494)	—	(260,999)
—	—	—	—	—	(45,457)
—	—	—	(360)	—	(43,901)
—	—	—	(40)	—	(146,614)
—	—	—	(124,620)	—	—

—	(5,734,510)	—	(137,756,097)	—	(3,159,687)
—	—	—	—	—	(2,446,812)
—	(12,991)	—	(181,908)	—	(2,322,886)
—	(7,918)	—	(20,252)	—	(3,151,279)
—	(607,792)	—	(5,847,887)	—	—
—	(6,363,211)	—	(144,203,658)	—	(11,577,635)

869,151	16,766,975	215,575,061	763,930,513	1,642,201	3,431,888
—	5,393,970	—	131,175,380	—	11,519,638
(8,689,582)	(46,761,205)	(332,095,172)	(671,596,723)	(1,641,446)	(24,522,511)

(7,820,431)	(24,600,260)	(116,520,111)	223,509,170	755	(9,570,985)
(8,810,269)	(30,840,212)	184,728,631	562,969,819	(12,007,963)	(21,233,520)

34,288,472	65,128,684	2,173,585,199	1,610,615,380	84,221,330	105,454,850
$25,478,203	$34,288,472	$2,358,313,830	$2,173,585,199	$72,213,367	$84,221,330

$—	$(255,705)[1]	$—	$—	$—	$—

$(471,236)	$—	$(762,526)	$107,445	$300,113	$9,523

96,200	1,373,931	5,423,738	20,818,753	144,549	233,010
—	571,808	—	3,563,745	—	940,793
(975,071)	(3,912,083)	(8,536,437)	(19,366,797)	(143,853)	(1,689,665)
(878,871)	(1,966,344)	(3,112,699)	5,015,701	696	(515,862)

1	Amount has been restated. See Note 2 in December 31, 2007 Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, since the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Partners Fund (Class A)
Six Months Ended 06/30/08[1]	$30.81	$(0.10)	$(0.95)	$(1.05)	$—	$—	$—
Year Ended 12/31/07	35.04	(0.03)[4]	(1.31)[4]	(1.34)	(0.12)	(2.77)	(2.89)
Year Ended 12/31/06	33.01	0.10	3.61	3.71	(0.09)	(1.59)	(1.68)
Year Ended 12/31/05	34.77	—	4.17	4.17	—	(5.93)	(5.93)
Year Ended 12/31/04	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)
Year Ended 12/31/03	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)
RS Partners Fund (Class K)
Six Months Ended 06/30/08[1]	$30.77	$(0.13)	$(0.97)	$(1.10)	$—	$—	$—
Year Ended 12/31/07	35.05	(0.14)[4]	(1.36)[4]	(1.50)	(0.01)	(2.77)	(2.78)
Period From 10/13/06[5] to 12/31/06[1]	35.04	—	1.67	1.67	(0.06)	(1.60)	(1.66)
RS Partners Fund (Class Y)
Six Months Ended 06/30/08[1]	$30.74	$0.06	$(1.04)	$(0.98)	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	37.83	0.15 [4]	(4.20)[4]	(4.05)	(0.27)	(2.77)	(3.04)
RS Value Fund (Class A)
Six Months Ended 06/30/08[1]	$26.27	$—	$(0.64)	$(0.64)	$—	$—	$—
Year Ended 12/31/07	27.43	0.02 [4]	1.00 [4]	1.02	(0.11)	(2.07)	(2.18)
Year Ended 12/31/06	24.55	0.03	3.99	4.02	(0.31)	(0.83)	(1.14)
Year Ended 12/31/05	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)
Year Ended 12/31/04	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)
Year Ended 12/31/03	10.26	0.04	6.73	6.77	—	—	—
RS Value Fund (Class C)
Six Months Ended 06/30/08[1]	$26.16	$(0.02)	$(0.70)	$(0.72)	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	30.15	(0.04)[4]	(1.79)[4]	(1.83)	(0.09)	(2.07)	(2.16)
RS Value Fund (Class K)
Six Months Ended 06/30/08[1]	$26.24	$(0.04)	$(0.65)	$(0.69)	$—	$—	$—
Year Ended 12/31/07	27.43	(0.06)[4]	0.97 [4]	0.91	(0.03)	(2.07)	(2.10)
Period From 12/04/06[5] to 12/31/06[1]	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)	(1.13)
RS Value Fund (Class Y)
Six Months Ended 06/30/08[1]	$26.23	$0.08	$(0.67)	$(0.59)	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	30.15	0.08 [4]	(1.72)[4]	(1.64)	(0.21)	(2.07)	(2.28)

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$29.76	(3.41)%	$1,781,588	1.49%	1.57%	(0.52)%	(0.60)%	25%
30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%[4]	(0.14)%[4]	57%
35.04	11.19%	2,532,086	1.49%	1.52%	0.29%	0.26%	60%
33.01	11.94%	2,164,407	1.48%	1.52%	—%	(0.04)%	77%
34.77	31.81%	2,044,457	1.49%	1.64%	(0.59)%	(0.74)%	108%
27.70	65.63%	852,615	1.54%	1.60%	0.27%	0.21%	97%

$29.67	(3.57)%	$13,384	1.87%	1.95%	(0.89)%	(0.97)%	25%
30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%[4]	(0.48)%[4]	57%
35.05	4.71%	13,447	1.82%	1.86%	(0.03)%	(0.07)%	60%

$29.76	(3.19)%	$143,606	1.05%	1.13%	0.01%	(0.07)%	25%
30.74	(10.65)%	35,137	1.11%	1.13%	0.44%[4]	0.42%[4]	57%

$25.63	(2.44)%	$2,317,706	1.33%	1.33%	0.02%	0.02%	22%
26.27	3.76%	2,526,734	1.32%	1.32%	0.06%[4]	0.06%[4]	59%
27.43	16.37%	2,000,665	1.36%	1.37%	0.06%	0.05%	72%
24.55	11.67%	1,596,317	1.39%	1.39%	(0.15)%	(0.15)%	83%
21.99	29.31%	628,586	1.49%	1.63%	(0.65)%	(0.79)%	147%
17.03	65.98%	373,791	1.54%	1.69%	0.54%	0.39%	129%

$25.44	(2.75)%	$11,595	2.11%	2.11%	(0.66)%	(0.66)%	22%
26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%[4]	(0.66)%[4]	59%

$25.55	(2.63)%	$1,481	1.77%	1.77%	(0.37)%	(0.37)%	22%
26.24	3.35%	1,183	1.72%	1.74%	(0.28)%[4]	(0.30)%[4]	59%
27.43	(0.06)%	—	1.28%	1.28%	0.35%	0.35%	72%

$25.64	(2.25)%	$55,877	1.02%	1.02%	0.47%	0.47%	22%
26.23	(5.41)%	32,029	0.98%	0.99%	0.51%[4]	0.50%[4]	59%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Financial Information (continued)

Financial Highlights (continued) Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investors Fund (Class A)
Six Months Ended 06/30/08[1]	$9.59	$(0.11)	$(0.04)	$(0.15)	$—	$—	$—
Year Ended 12/31/07	11.75	(0.11)[4]	(0.01)[4]	(0.12)	—	(2.04)	(2.04)
Year Ended 12/31/06	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)
Period From 11/15/05[5] to 12/31/05[1]	10.00	(0.01)	0.45	0.44	—	—	—
RS Investors Fund (Class C)
Six Months Ended 06/30/08[1]	$9.54	$(0.09)	$(0.07)	$(0.16)	$—	$—	$—
Period From 07/24/07[5] to 12/31/07[1]	12.57	(0.07)[4]	(0.92)[4]	(0.99)	—	(2.04)	(2.04)
RS Investors Fund (Class K)
Six Months Ended 06/30/08[1]	$9.51	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—
Period From 01/03/07[5] to 12/31/07[1]	11.71	(0.08)[4]	(0.08)[4]	(0.16)	—	(2.04)	(2.04)
RS Investors Fund (Class Y)
Six Months Ended 06/30/08[1]	$9.61	$(0.05)	$(0.06)	$(0.11)	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	12.56	(0.01)[4]	(0.90)[4]	(0.91)	—	(2.04)	(2.04)
RS Global Natural Resources Fund (Class A)
Six Months Ended 06/30/08[1]	$37.97	$(0.02)	$5.61	$5.59	$—	$—	$—
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)	(2.68)
Year Ended 12/31/06	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)
Year Ended 12/31/05	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year Ended 12/31/04	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
Year Ended 12/31/03	13.53	(0.01)	5.71	5.70	—	—	—
RS Global Natural Resources Fund (Class C)
Six Months Ended 06/30/08[1]	$37.73	$(0.09)	$5.49	$5.40	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)	(2.68)
RS Global Natural Resources Fund (Class K)
Six Months Ended 06/30/08[1]	$37.75	$(0.08)	$5.58	$5.50	$—	$—	$—
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)	(2.68)
Period From 12/04/06[5] to 12/31/06[1]	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)	(4.64)
RS Global Natural Resources Fund (Class Y)
Six Months Ended 06/30/08[1]	$38.00	$0.04	$5.62	$5.66	$—	$—	$—
Period From 05/01/07[5] to 12/31/07[1]	35.26	0.09	5.38	5.47	(0.06)	(2.67)	(2.73)

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.44	(1.56)%	$22,046	2.09%	2.09%	1.68%	(1.68)%	32%
9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%[4]	(0.60)%[4]	71%
11.75	17.55%	65,129	1.54%	1.60%	(0.23)%	(0.29)%	116%
10.44	4.40%	49,463	3.74%	3.77%	(1.66)%	(1.69)%	5%

$9.38	(1.68)%	$73	2.35%	7.53%	(1.91)%	(7.09)%	32%
9.54	(7.61)%	74	2.55%	5.22%	(1.55)%[4]	(4.22)%[4]	71%

$9.35	(1.68)%	$102	2.55%	2.55%	(2.06)%	(2.06)%	32%
9.51	(1.10)%	45	2.52%	5.81%	(1.49)%[4]	(4.78)%[4]	71%

$9.50	(1.14)%	$3,258	1.51%	1.51%	(1.08)%	(1.08)%	32%
9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%[4]	(0.29)%[4]	71%

$43.56	14.72%	$2,253,893	1.43%	1.43%	(0.09)%	(0.09)%	20%
37.97	32.07%	2,080,904	1.45%	1.45%	—%	—%	37%
30.84	8.11%	1,610,612	1.49%	1.53%	0.24%	0.20%	62%
32.65	42.23%	1,715,182	1.49%	1.56%	0.95%	0.88%	62%
24.72	34.43%	628,512	1.50%	1.59%	(0.18)%	(0.27)%	97%
19.23	42.13%	142,476	1.69%	1.76%	(0.13)%	(0.20)%	117%

$43.13	14.31%	$6,630	2.22%	2.22%	(0.88)%	(0.88)%	20%
37.73	14.84%	2,949	2.29%	2.32%	(0.67)%	(0.70)%	37%

$43.25	14.57%	$1,089	1.87%	1.87%	(0.51)%	(0.51)%	20%
37.75	31.37%	330	2.00%	2.30%	(0.40)%	(0.70)%	37%
30.84	(4.76)%	3	1.75%	1.75%	(0.23)%	(0.23)%	62%

$43.66	14.89%	$96,702	1.13%	1.13%	0.21%	0.21%	20%
38.00	15.76%	89,402	1.12%	1.12%	0.46%	0.46%	37%

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

Financial Highlights (continued) Six-Month-Ended Numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Value Fund (Class A)
Six Months Ended 06/30/08[1]	$12.30	$0.07		$(1.81)	$(1.74)	$—	$—	$—
Year Ended 12/31/07	14.33	0.15		(0.16)	(0.01)	(0.15)	(1.87)	(2.02)
Year Ended 12/31/06	13.07	0.11		2.17	2.28	(0.09)	(0.93)	(1.02)
Year Ended 12/31/05	13.30	0.10		1.12	1.22	(0.11)	(1.34)	(1.45)
Year Ended 12/31/04	12.82	0.08		1.59	1.67	(0.07)	(1.12)	(1.19)
Period From 02/03/03[5] to 12/31/03[1]	10.00	0.08		3.06	3.14	(0.07)	(0.25)	(0.32)
RS Large Cap Value Fund (Class B)
Six Months Ended 06/30/08[1]	$12.25	$0.02		$(1.79)	$(1.77)	$—	$—	$—
Year Ended 12/31/07	14.27	0.02		(0.14)	(0.12)	(0.03)	(1.87)	(1.90)
Year Ended 12/31/06	13.02	0.00	[6]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[6]		1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)
Period From 02/03/03[5] to 12/31/03[1]	10.00	0.00	[6]	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund (Class C)
Six Months Ended 06/30/08[1]	$12.25	$0.03		$(1.80)	$(1.77)	$—	$—	$—
Year Ended 12/31/07	14.27	0.02		(0.13)	(0.11)	(0.04)	(1.87)	(1.91)
Year Ended 12/31/06	13.02	0.00	[6]	2.18	2.18	—	(0.93)	(0.93)
Year Ended 12/31/05	13.24	(0.00)[6]		1.12	1.12	—	(1.34)	(1.34)
Year Ended 12/31/04	12.80	(0.01)		1.57	1.56	—	(1.12)	(1.12)
Period From 02/03/03[5] to 12/31/03[1]	10.00	0.00	[6]	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund (Class K)
Six Months Ended 06/30/08[1]	$12.32	$0.05		$(1.80)	$(1.75)	$—	$—	$—
Year Ended 12/31/07	14.33	0.09		(0.14)	(0.05)	(0.09)	(1.87)	(1.96)
Year Ended 12/31/06	13.07	0.07		2.18	2.25	(0.06)	(0.93)	(0.99)
Year Ended 12/31/05	13.30	0.07		1.11	1.18	(0.07)	(1.34)	(1.41)
Year Ended 12/31/04	12.83	0.05		1.58	1.63	(0.04)	(1.12)	(1.16)
Period From 02/03/03[5] to 12/31/03[1]	10.00	0.05		3.07	3.12	(0.04)	(0.25)	(0.29)

See notes to Financial Highlights on page 71.

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.56	(14.15)%	$20,597	1.38%	1.38%	1.15%	1.15%	24%
12.30	(0.01)%	24,090	1.38%	1.38%	0.88%	0.88%	38%
14.33	17.84%	30,526	1.42%	1.42%	0.77%	0.77%	31%
13.07	9.32%	27,050	1.44%	1.44%	0.75%	0.75%	35%
13.30	13.43%	26,676	1.44%	1.44%	0.68%	0.68%	32%
12.82	31.48%	21,705	1.59%	1.59%	0.78%	0.78%	45%

$10.48	(14.45)%	$15,714	2.10%	2.10%	0.43%	0.43%	24%
12.25	(0.78)%	18,542	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	24,585	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	22,643	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	24,646	2.19%	2.19%	(0.07)%	(0.07)%	32%
12.80	30.65%	21,378	2.33%	2.33%	0.03%	0.03%	45%

$10.48	(14.45)%	$15,042	2.08%	2.08%	0.45%	0.45%	24%
12.25	(0.78)%	17,593	2.11%	2.11%	0.15%	0.15%	38%
14.27	17.03%	23,163	2.18%	2.18%	0.02%	0.02%	31%
13.02	8.54%	21,005	2.19%	2.19%	0.01%	0.01%	35%
13.24	12.52%	23,507	2.19%	2.19%	(0.07)%	(0.07)%	32%
12.80	30.65%	20,801	2.33%	2.33%	0.04%	0.04%	45%

$10.57	(14.20)%	$20,861	1.71%	1.80%	0.82%	0.73%	24%
12.32	(0.34)%	23,996	1.71%	1.82%	0.56%	0.45%	38%
14.33	17.55%	27,181	1.71%	1.71%	0.49%	0.49%	31%
13.07	9.02%	22,901	1.71%	1.71%	0.49%	0.49%	35%
13.30	13.05%	24,342	1.70%	1.70%	0.42%	0.42%	32%
12.83	31.22%	20,944	1.88%	1.88%	0.49%	0.49%	45%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

4	Amount has been restated. See Note 2 in December 31, 2007 Notes to Financial Statements.

5	Commencement of operations.

6	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Partners Fund and RS Investors Fund, which are registered as nondiversified funds.

The Funds offer Class A and K shares. RS Large Cap Value Fund offers Class B shares. RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund offer Class C shares. RS Partners Fund, RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Board of Trustees. The securities are valued taking into consideration, among other things, the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event RS Investments determine would have a significant impact on the value of the

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security. The approximate percentages of the Funds’ net assets valued using these guidelines and procedures at June 30, 2008, were as follows:

Fund	Percentage
RS Partners Fund	—
RS Value Fund	0.19%
RS Investors Fund	—
RS Global Natural Resources Fund	0.06%
RS Large Cap Value Fund	—

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. The Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably

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Notes to Financial Statements (unaudited) (continued)

possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
RS Partners Fund	$—	$—	—
RS Value Fund	—	—	—
RS Investors Fund	—	269,780	4.64%
RS Global Natural Resources Fund	—	—	—
RS Large Cap Value Fund	—	—	—
*	For the six months ended June 30, 2008.

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Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%
RS Large Cap Value Fund	0.78%

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to RS Large Cap Value Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of RS Large Cap Value Fund’s average daily net assets. Payment of the sub-investment advisory fees does not represent a separate or additional expense to RS Large Cap Value Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2009; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Value Fund, Class A	1.49%
RS Global Natural Resources Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2009, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit RS Large Cap Value Fund’s total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Large Cap Value Fund, Class A	1.43%
RS Large Cap Value Fund, Class B	2.19%
RS Large Cap Value Fund, Class C	2.19%
RS Large Cap Value Fund, Class K	1.71%

For the six months ended June 30, 2008, RS Investments voluntarily reimbursed certain class specific expenses.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts

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Notes to Financial Statements (unaudited) (continued)

remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Partners Fund
Class A	0.25%	$2,319,477
Class K	0.65%	42,624
Class Y	0.00%	—
RS Value Fund
Class A	0.25%	2,880,232
Class C	1.00%	42,138
Class K	0.65%	4,230
Class Y	0.00%	—
RS Investors Fund
Class A	0.25%	29,251
Class C	1.00%	346
Class K	0.65%	232
Class Y	0.00%	—
RS Global Natural Resources Fund
Class A	0.25%	2,582,876
Class C	1.00%	24,040
Class K	0.65%	2,247
Class Y	0.00%	—
RS Large Cap Value Fund
Class A	0.25%	27,660
Class B	1.00%	84,840
Class C	1.00%	80,776
Class K	0.65%	72,500

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2008, PAS received $1,231,968 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$670
RS Value Fund	19,568
RS Investors Fund	66
RS Global Natural Resources Fund	29,387
RS Large Cap Value Fund	1,265

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the six months ended June 30, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$3
RS Value Fund	5,315
RS Investors Fund	—
RS Global Natural Resources Fund	10,133
RS Large Cap Value Fund	1,167

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d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2008, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS Partners Fund	Aaron Rents, Inc.	2,451,802		—	373,634	2,078,168	$78,458	**
	ACI Worldwide Inc.	2,912,918		1,082,451	—	3,995,369	—	$70,278,541
	A.M. Castle & Co.	1,294,350		—	—	1,294,350	155,322	37,031,354
	Carter’s, Inc.	3,903,440		599,640	694,309	3,808,771	—	52,637,215
	Coinstar, Inc.	2,464,452		—	566,246	1,898,206	—	62,090,318
	Commercial Vehicle Group, Inc.	2,047,101		—	—	2,047,101	—	19,140,394
	Corinthian Colleges, Inc.	2,856,769	*	3,071,110	—	5,927,879	—	68,822,675
	Employers Holdings, Inc.	2,867,090		—	—	2,867,090	344,051	59,348,763
	eResearch Technology, Inc.	3,235,047		—	3,235,047	—	—	—
	Iconix Brand Group, Inc.	—		3,531,791	—	3,531,791	—	42,664,035
	Key Energy Services, Inc.	6,449,800	*	—	778,100	5,671,700	—	**
	Meruelo Maddux Properties, Inc.	4,448,881		—	—	4,448,881	—	9,698,561
	MoneyGram International, Inc.	—		6,324,535	—	6,324,535	—	5,704,731
	Quadra Realty Trust, Inc.	1,472,935		—	1,472,935	—	—	**
	Triarc Cos., Class B	6,003,100		—	968,985	5,034,115	1,722,788	31,865,948
							2,300,619	459,282,535
RS Value Fund	Career Education Corp.	2,845,338	*	2,542,675	—	5,388,013	—	78,718,870
	Sunrise Senior Living, Inc.	1,670,632	*	1,292,474	—	2,963,106	—	66,610,623
							—	145,329,493
RS Global Natural Resources Fund	Anderson Energy Ltd.	4,613,000		—	4,613,000	—	—	**
							—	—
*	Issuer was not an affiliated issuer at January 1, 2008.
**	Issuer was not an affiliated issuer at June 30, 2008.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total
RS Partners Fund	$47,987,495	$144,979,987
RS Value Fund	89,245,296	109,990,329
RS Investors Fund	3,424,450	2,938,761
RS Global Natural Resources Fund	14,518,403	129,685,255
RS Large Cap Value Fund	1,458,624	10,119,011

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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Notes to Financial Statements (unaudited) (continued)

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$546,564	$59,066,962
RS Value Fund	—	22,912,792
RS Investors Fund	45,787	1,378,522
RS Global Natural Resources Fund	3,934,968	2,992,018
RS Large Cap Value Fund	75,715	4,300,227

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, no Fund utilized capital loss carryovers, nor do any of the Funds have capital loss carryovers available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Partners Fund	$—
RS Value Fund	—
RS Investors Fund	1,584
RS Global Natural Resources Fund	—
RS Large Cap Value Fund	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,957,643,001	$(2,380,243)	$283,035,890	$(285,416,133)
RS Value Fund	2,336,346,073	61,589,214	359,596,265	(298,007,051)
RS Investors Fund	25,877,587	(530,827)	2,574,579	(3,105,406)
RS Global Natural Resources Fund	1,610,772,347	777,702,027	820,451,846	(42,749,819)
RS Large Cap Value Fund	71,434,941	823,979	11,159,606	(10,335,627)

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Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

(See Note 4a)

			RS Partners Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	6,219,946	$182,830,647		23,766,066	$868,388,518
Shares reinvested	—	—		5,557,637	170,063,699
Shares redeemed	(17,369,564)	(497,679,880)		(30,565,879)	(1,076,458,191)

Net decrease	(11,149,618)	$(314,849,233)		(1,242,176)	$(38,005,974)
Class K
Shares sold	26,312	$767,613		46,181	$1,670,742
Shares reinvested	—	—		37,260	1,139,026
Shares redeemed	(21,457)	(632,495)		(20,842)	(730,330)

Net increase	4,855	$135,118		62,599	$2,079,438
Class Y
Shares sold	4,058,609	$111,995,519		1,114,738	$39,179,244
Shares reinvested	—	—		72,364	2,209,282
Shares redeemed	(376,078)	(11,150,156)		(44,010)	(1,555,367)

Net increase	3,682,531	$100,845,363		1,143,092	$39,833,159

			RS Value Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	20,991,264	$524,560,994		45,402,067	$1,342,314,975
Shares reinvested	—	—		6,620,060	172,783,578
Shares redeemed	(26,764,889)	(662,442,942)		(28,777,802)	(829,361,670)

Net increase/(decrease)	(5,773,625)	$(137,881,948)		23,244,325	$685,736,883
Class C
Shares sold	240,730	$6,091,203		254,884	$7,516,053
Shares reinvested	—	—		16,452	427,755
Shares redeemed	(43,867)	(1,071,179)		(12,394)	(355,880)

Net increase	196,863	$5,020,024		258,942	$7,587,928
Class K
Shares sold	13,952	$340,869		42,648	$1,249,134
Shares reinvested	—	—		3,341	87,127
Shares redeemed	(1,085)	(28,016)		(903)	(26,302)

Net increase	12,867	$312,853		45,086	$1,309,959
Class Y
Shares sold	1,109,238	$28,700,953		1,194,334	$35,213,452
Shares reinvested	—	—		98,088	2,557,141
Shares redeemed	(150,666)	(3,670,831)		(71,559)	(2,052,293)

Net increase	958,572	$25,030,122		1,220,863	$35,718,300

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

			RS Investors Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	61,632	$551,345		1,064,238	$12,942,931
Shares reinvested	—	—		505,546	4,767,310
Shares redeemed	(927,843)	(8,249,132)		(3,910,511)	(46,741,830)

Net decrease	(866,211)	$(7,697,787)		(2,340,727)	$(29,031,589)
Class C
Shares sold	—	$—		6,364	$80,000
Shares reinvested	—	—		1,384	12,991

Net increase	—	$—		7,748	$92,991
Class K
Shares sold	7,195	$68,689		4,595	$55,036
Shares reinvested	—	—		845	7,918
Shares redeemed	(1,065)	(9,279)		(669)	(8,488)

Net increase	6,130	$59,410		4,771	$54,466
Class Y
Shares sold	27,373	$249,117		298,734	$3,689,008
Shares reinvested	—	—		64,033	605,751
Shares redeemed	(46,163)	(431,171)		(903)	(10,887)

Net increase/(decrease)	(18,790)	$(182,054)		361,864	$4,283,872

			RS Global Natural Resources Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	5,273,067	$209,529,204		18,460,269	$674,286,260
Shares reinvested	—	—		3,392,666	124,884,010
Shares redeemed	(8,339,525)	(323,575,510)		(19,277,004)	(668,074,381)

Net increase/(decrease)	(3,066,458)	$(114,046,306)		2,575,931	$131,095,889
Class C
Shares sold	116,656	$4,646,556		74,469	$2,809,307
Shares reinvested	—	—		4,639	169,793
Shares redeemed	(41,092)	(1,734,504)		(954)	(36,246)

Net increase	75,564	$2,912,052		78,154	$2,942,854
Class K
Shares sold	20,340	$801,232		9,100	$330,297
Shares reinvested	—	—		553	20,252
Shares redeemed	(3,917)	(160,403)		(1,007)	(35,601)

Net increase	16,423	$640,829		8,646	$314,948
Class Y
Shares sold	13,675	$598,069		2,274,915	$86,504,649
Shares reinvested	—	—		165,887	6,101,325
Shares redeemed	(151,903)	(6,624,755)		(87,832)	(3,450,495)

Net increase/(decrease)	(138,228)	$(6,026,686)		2,352,970	$89,155,479

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Transactions in Capital Shares (continued)

			RS Large Cap Value Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	52,830	$602,248		69,625	$1,027,798
Shares reinvested	—	—		275,123	3,373,009
Shares redeemed	(61,980)	(700,687)		(515,569)	(7,516,275)

Net decrease	(9,150)	$(98,439)		(170,821)	$(3,115,468)
Class B
Shares sold	3,874	$43,809		7,218	$104,208
Shares reinvested	—	—		203,893	2,489,537
Shares redeemed	(18,892)	(214,813)		(420,546)	(6,079,904)

Net decrease	(15,018)	$(171,004)		(209,435)	$(3,486,159)
Class C
Shares sold	637	$7,052		13,215	$197,906
Shares reinvested	—	—		193,219	2,359,203
Shares redeemed	(2,401)	(27,542)		(393,504)	(5,680,282)

Net decrease	(1,764)	$(20,490)		(187,070)	$(3,123,173)
Class K
Shares sold	87,208	$989,092		142,952	$2,101,976
Shares reinvested	—	—		268,558	3,297,889
Shares redeemed	(60,580)	(698,404)		(360,046)	(5,246,050)

Net increase	26,628	$290,688		51,464	$153,815

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$441,152,327	$619,070,640
RS Value Fund	484,706,904	628,359,056
RS Investors Fund	8,723,282	16,119,615
RS Global Natural Resources Fund	377,324,200	493,814,450
RS Large Cap Value Fund	18,626,073	18,326,231

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

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Notes to Financial Statements (unaudited) (continued)

d. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees as outlined in Note 1a. See the table below for restricted securities held by a Fund at June 30, 2008.

Fund	Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
RS Value Fund	Ivanhoe Nickel & Platinum Ltd.	698,422	$2,837,501	$4,539,743	4/25/97 – 5/7/98	0.19%
RS Global Natural Resources Fund	Ivanhoe Nickel & Platinum Ltd.	203,624	784,997	1,323,556	4/25/97 – 5/7/98	0.06%

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from

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association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

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Notes to Financial Statements — December 31, 2007 (audited)

These Notes to Financial Statements have been included because of a restatement to RS Partners Fund, RS Value Fund and RS Investors Fund for the year ended December 31, 2007.

Because Note 2 is new, references in the Financial Statements for the year ended December 31, 2007 to Notes 2 through 9 are changed to Notes 3 through 10.

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund and RS Large Cap Value Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds, other than RS Partners Fund and RS Investors Fund, which are registered as nondiversified funds.

The Funds offer Class A and K shares. RS Large Cap Value Fund offers Class B and C shares and RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund began offering Class C and Y shares on May 1, 2007. RS Partners Fund also began offering Class Y shares on May 1, 2007. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all individual classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 6c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values of such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on a day when the NYSE is open, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

Certain securities held by a Fund may be restricted as to resale. In cases where securities of the same class are publicly traded, the restricted securities are valued based on the market value of the publicly traded securities, subject to discounts at levels determined in accordance with procedures approved by the Board of Trustees. The securities are valued taking into consideration, among other things, the effect of any restrictions

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on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position, prices at which the issuer subsequently issues the same or comparable securities, prices at which the same or comparable securities are sold, and any other event RS Investments determine would have a significant impact on the value of the security. The approximate percentages of the Funds’ net assets valued using these guidelines and procedures at December 31, 2007, were as follows:

Fund	Percentage
RS Partners Fund	—
RS Value Fund	0.18%
RS Investors Fund	—
RS Global Natural Resources Fund	0.06%
RS Large Cap Value Fund	—

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, the performance of these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector or sectors.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes accretion/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions from net investment income and net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

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Notes to Financial Statements — December 31, 2007 (audited) (continued)

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings Effective September 5, 2007, the Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus. Prior to September 5, 2007, the Funds shared in a $75 million committed revolving credit/overdraft protection facility from PNC Bank with terms similar to the current facility.

Fund	Amount Outstanding at 12/31/07	Average Borrowing*	Average Interest Rate*
RS Partners Fund	$—	$—	—
RS Value Fund	—	—	—
RS Investors Fund	48,697	534,316	5.00%
RS Global Natural Resources Fund	—	—	—
RS Large Cap Value Fund	—	—	—
*	For the year ended December 31, 2007.

Note 2 Restatement

In the previously issued December 31, 2007, Annual Report for RS Partners Fund, RS Value Fund and RS Investors Fund (collectively the “Three Funds”), cash distributions received from certain limited partnership investments held by the Three Funds for the year ended December 31, 2007, were incorrectly adjusted. Estimated taxable income in excess of the cash distributions received was incorrectly classified by including it as investment income and realized gain in the Statements of

Operations, of Changes in Net Assets and the Financial Highlights. These misclassifications had no impact on the amounts previously reported for net asset value, net asset value per share, distributions paid, amounts of taxable income reported to shareholders, total return, portfolio turnover rate, security valuation, or net change in net assets from operations. The Three Funds’ financial statements have accordingly been restated to reclassify amounts reported as investment income, net realized gain and change in unrealized appreciation on investments in the Statements of Operations and of Changes in Net Assets for the year ended December 31, 2007, and to revise the net investment income per share, net realized and unrealized gain/(loss) on investments per share and the gross and net ratios of net investment income/(loss) to average net assets for the year ended December 31, 2007, as presented in the Financial Highlights. In addition, the cost of investments as of December 31, 2007, as previously disclosed in the Three Funds’ Schedules of Investments and Statements of Assets and Liabilities, along with net unrealized appreciation on investments, and other components of net assets shown in such statements, have been restated as discussed below.

The Three Funds’ Schedules of Investments and Statements of Assets and Liabilities as of December 31, 2007 have not been presented in the June 30, 2008, semi-annual report because only the amounts discussed herein were restated. To read the Three Funds’ audited Schedules of Investments and Statements of Assets and Liabilities as of December 31, 2007, after taking into account the matters discussed in this Note, refer to the Trust’s Form N-CSR, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2008. Form N-CSR/A for the year ended December 31, 2007, is expected to be filed with the SEC in the near future.

The amounts before and after restatement for RS Partners Fund, RS Value Fund, and RS Investors Fund are shown in the table on the following pages.

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Note 2 Restatement (continued)

	RS Partners Fund
Schedule of Investments — Cost December 31, 2007	As Originally Reported	Restated
Total Common Stocks	$1,695,228,080	$1,686,063,437
Total Investments	$2,080,094,582	$2,070,929,939

	RS Partners Fund
Statement of Assets and Liabilities As of December 31, 2007	As Originally Reported	Restated
Distributions in excess of net investment income	$—	$(8,030,255)
Accumulated undistributed net investment income/(loss)	$88,737	$—
Accumulated net realized gain from investments and foreign currency transactions	$46,198,173	$45,152,522
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$148,162,539	$157,327,182
Investments, at Cost	$2,080,094,582	$2,070,929,939

	RS Partners Fund
Statement of Operations For the Year Ended December 31, 2007	As Originally Reported	Restated
Dividends	$31,093,949	$22,974,957
Total Investment Income	$44,618,373	$36,499,381
Net Investment Income/(Loss)	$4,854,081	$(3,264,911)
Net realized gain from investments	$216,911,838	$215,866,187
Net change in unrealized appreciation/(depreciation) on investments	$(172,143,589)	$(162,978,946)
Net Gain/(Loss) on Investments and Foreign Currency Transactions	$(124,563,964)	$(116,444,972)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(119,709,883)	$(119,709,883)

	RS Partners Fund
Statement of Changes in Net Assets For the Year Ended December 31, 2007	As Originally Reported	Restated
Net investment income/(loss)	$4,854,081	$(3,264,911)
Net realized gain from investments and foreign currency transactions	201,895,748	200,850,097
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(326,459,712)	(317,295,069)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(119,709,883)	$(119,709,883)
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(8,030,255)
Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$88,737	$—

	RS Partners Fund
Financial Highlights — Class A Year Ended December 31, 2007	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$0.08	$(0.03)
Net Realized and Unrealized Gain/(Loss) per share	$(1.42)	$(1.31)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	0.18%	(0.12)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	0.16%	(0.14)%

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Notes to Financial Statements — December 31, 2007 (audited) (continued)

Note 2 Restatement (continued)

	RS Partners Fund
Financial Highlights — Class K Year Ended December 31, 2007	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$(0.04)	$(0.14)
Net Realized and Unrealized Gain/(Loss) per share	$(1.46)	$(1.36)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.16)%	(0.46)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.18)%	(0.48)%

	RS Partners Fund
Financial Highlights — Class Y Year Ended December 31, 2007	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$0.20	$0.15
Net Realized and Unrealized Gain/(Loss) per share	$(4.25)	$(4.20)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	0.89%	0.44%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	0.87%	0.42%

	RS Value Fund		RS Investors Fund
Schedule of Investments — Cost December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Total Common Stocks	$2,032,700,533	$2,029,513,278	$28,845,317	$28,564,841
Total Investments	$2,399,741,874	$2,396,554,619	$33,102,713	$32,822,237

	RS Value Fund		RS Investors Fund
Statement of Assets and Liabilities As of December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Distributions in excess of net investment income	$(287,574)	$(3,138,264)	$(7,229)	$(255,705)
Accumulated net realized gain from investments and foreign currency transactions	$19,980,512	$19,643,947	$850,400	$818,400
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	$175,052,103	$178,239,358	$270,033	$550,509
Investments, at Cost	$2,399,741,874	$2,396,554,619	$33,102,713	$32,822,237

	RS Value Fund		RS Investors Fund
Statement of Operations For the Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Dividends	$28,866,299	$26,015,609	$804,482	$556,006
Total Investment Income	$38,235,156	$35,384,466	$846,684	$598,208
Net Investment Income/(Loss)	$4,422,400	$1,571,710	$(102,568)	$(351,044)
Net realized gain from investments	$189,805,775	$189,469,210	$5,900,937	$5,868,937
Net change in unrealized appreciation/(depreciation) on investments	$(159,435,612)	$(156,248,357)	$(5,678,521)	$(5,398,045)
Net Gain/(Loss) on Investments and Foreign Currency Transactions	$30,514,555	$33,365,245	$225,827	$474,303
Net Increase/(Decrease) in Net Assets Resulting from Operations	$34,936,955	$34,936,955	$123,259	$123,259

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Note 2 Restatement (continued)

	RS Value Fund		RS Investors Fund
Statement of Changes in Net Assets For the Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Net investment income/(loss)	$4,422,400	$1,571,710	$(102,568)	$(351,044)
Net realized gain from investments and foreign currency transactions	189,947,701	189,611,136	5,902,351	5,870,351
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(159,433,146)	(156,245,891)	(5,676,524)	(5,396,048)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$34,936,955	$34,936,955	$123,259	$123,259
Distributions in Excess of Net Investment Income Included in Net Assets	$(287,574)	$(3,138,264)	$(7,229)	$(255,705)

	RS Value Fund		RS Investors Fund
Financial Highlights — Class A Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$0.05	$0.02	$(0.03)	$(0.11)
Net Realized and Unrealized Gain/(Loss) per share	$0.97	$1.00	$(0.09)	$(0.01)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	0.17%	0.06%	(0.19)%	(0.60)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	0.17%	0.06%	(0.19)%	(0.60)%

	RS Value Fund		RS Investors Fund
Financial Highlights — Class C Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$(0.03)	$(0.04)	$(0.03)	$(0.07)
Net Realized and Unrealized Gain/(Loss) per share	$(1.80)	$(1.79)	$(0.96)	$(0.92)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.45)%	(0.62)%	(0.60)%	(1.55)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.49)%	(0.66)%	(3.27)%	(4.22)%

	RS Value Fund		RS Investors Fund
Financial Highlights — Class K Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$(0.03)	$(0.06)	$(0.05)	$(0.08)
Net Realized and Unrealized Gain/(Loss) per share	$0.94	$0.97	$(0.11)	$(0.08)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.17)%	(0.28)%	(1.07)%	(1.49)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.19)%	(0.30)%	(4.36)%	(4.78)%

	RS Value Fund		RS Investors Fund
Financial Highlights — Class Y Year Ended December 31, 2007	As Originally Reported	Restated	As Originally Reported	Restated
Net Investment Income/(Loss) per share	$0.10	$0.08	$0.02	$(0.01)
Net Realized and Unrealized Gain/(Loss) per share	$(1.74)	$(1.72)	$(0.93)	$(0.90)
Net Ratio of Net Investment Income/(Loss) to Average Net Assets	0.67%	0.51%	0.35%	(0.28)%
Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	0.66%	0.50%	0.34%	(0.29)%

www.RSinvestments.com	89

Notes to Financial Statements — December 31, 2007 (audited) (continued)

Note 3 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

Transactions in Capital Shares

(See Note 3a)

			RS Partners Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	23,766,066	$868,388,518		26,946,483	$940,510,742
Shares issued upon merger	—	—		982,636	34,431,592
Shares reinvested	5,557,637	170,063,699		3,036,836	107,594,625
Shares redeemed	(30,565,879)	(1,076,458,191)		(24,280,787)	(842,945,217)

Net increase/(decrease)	(1,242,176)	$(38,005,974)		6,685,168	$239,591,742
Class K
Shares sold	46,181	$1,670,742		5,528	$196,589
Shares issued upon merger	—	—		362,304	12,695,133
Shares reinvested	37,260	1,139,026		17,092	605,758
Shares redeemed	(20,842)	(730,330)		(1,248)	(44,488)

Net increase	62,599	$2,079,438		383,676	$13,452,992
Class Y
Shares sold	1,114,738	$39,179,244		—	$—
Shares reinvested	72,364	2,209,282		—	—
Shares redeemed	(44,010)	(1,555,367)		—	—

Net increase	1,143,092	$39,833,159		—	$—

90	Call 800.766.3863

			RS Value Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	45,402,067	$1,342,314,975		35,556,166	$920,348,598
Shares reinvested	6,620,060	172,783,578		2,469,554	67,888,028
Shares redeemed	(28,777,802)	(829,361,670)		(30,093,379)	(777,428,383)

Net increase	23,244,325	$685,736,883		7,932,341	$210,808,243
Class C
Shares sold	254,884	$7,516,053		—	$—
Shares reinvested	16,452	427,755		—	—
Shares redeemed	(12,394)	(355,880)		—	—

Net increase	258,942	$7,587,928		—	$—
Class K
Shares sold	42,648	$1,249,134		4	$117
Shares reinvested	3,341	87,127		— (a)	4
Shares redeemed	(903)	(26,302)		—	—

Net increase	45,086	$1,309,959		4	$121
Class Y
Shares sold	1,194,334	$35,213,452		—	$—
Shares reinvested	98,088	2,557,141		—	—
Shares redeemed	(71,559)	(2,052,293)		—	—

Net increase	1,220,863	$35,718,300		—	$—
(a) Less than one full share.
			RS Investors Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	1,064,238	$12,942,931		4,930,007	$54,306,490
Shares reinvested	505,546	4,767,310		201,167	2,393,885
Shares redeemed	(3,910,511)	(46,741,830)		(4,327,663)	(47,334,459)

Net increase/(decrease)	(2,340,727)	$(29,031,589)		803,511	$9,365,916
Class C
Shares sold	6,364	$80,000		—	$—
Shares reinvested	1,384	12,991		—	—

Net increase	7,748	$92,991		—	$—
Class K
Shares sold	4,595	$55,036		—	$—
Shares reinvested	845	7,918		—	—
Shares redeemed	(669)	(8,488)		—	—

Net increase	4,771	$54,466		—	$—
Class Y
Shares sold	298,734	$3,689,008		—	$—
Shares reinvested	64,033	605,751		—	—
Shares redeemed	(903)	(10,887)		—	—

Net increase	361,864	$4,283,872		—	$—

www.RSinvestments.com	91

Notes to Financial Statements — December 31, 2007 (audited) (continued)

Transactions in Capital Shares (continued)

			RS Global Natural Resources Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	18,460,269	$674,286,260		21,452,575	$760,362,193
Shares reinvested	3,392,666	124,884,010		6,056,617	194,901,990
Shares redeemed	(19,277,004)	(668,074,381)		(27,808,355)	(955,938,863)

Net increase/(decrease)	2,575,931	$131,095,889		(299,163)	$(674,680)
Class C
Shares sold	74,469	$2,809,307		—	$—
Shares reinvested	4,639	169,793		—	—
Shares redeemed	(954)	(36,246)		—	—

Net increase	78,154	$2,942,854		—	$—
Class K
Shares sold	9,100	$330,297		95	$3,537
Shares reinvested	553	20,252		14	443
Shares redeemed	(1,007)	(35,601)		—	—

Net increase	8,646	$314,948		109	$3,980
Class Y
Shares sold	2,274,915	$86,504,649		—	$—
Shares reinvested	165,887	6,101,325		—	—
Shares redeemed	(87,832)	(3,450,495)		—	—

Net increase	2,352,970	$89,155,479		—	$—
			RS Large Cap Value Fund
	For the Year Ended 12/31/07			For the Year Ended 12/31/06
Class A	Shares	Amount		Shares	Amount
Shares sold	69,625	$1,027,798		119,858	$1,642,630
Shares reinvested	275,123	3,373,009		146,381	2,030,364
Shares redeemed	(515,569)	(7,516,275)		(206,791)	(2,821,550)

Net increase/(decrease)	(170,821)	$(3,115,468)		59,448	$851,444
Class B
Shares sold	7,218	$104,208		15,666	$214,696
Shares reinvested	203,893	2,489,537		108,733	1,507,333
Shares redeemed	(420,546)	(6,079,904)		(140,673)	(1,924,323)

Net decrease	(209,435)	$(3,486,159)		(16,274)	$(202,294)
Class C
Shares sold	13,215	$197,906		2,387	$32,969
Shares reinvested	193,219	2,359,203		103,031	1,428,453
Shares redeemed	(393,504)	(5,680,282)		(95,461)	(1,304,121)

Net increase/(decrease)	(187,070)	$(3,123,173)		9,957	$157,301
Class K
Shares sold	142,952	$2,101,976		167,066	$2,302,048
Shares reinvested	268,558	3,297,889		125,582	1,744,091
Shares redeemed	(360,046)	(5,246,050)		(148,569)	(2,048,966)

Net increase	51,464	$153,815		144,079	$1,997,173

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Note 4 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%
RS Large Cap Value Fund	0.78%	*

*	Effective November 1, 2007, the Fund’s investment advisory fee rate was reduced to an annual rate of 0.78% of the Fund’s average daily net assets. Prior to November 1, 2007, RS Large Cap Value Fund paid RS Investments an investment advisory fee at an annual rate of 0.83% of its average daily net assets.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to RS Large Cap Value Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. Effective November 1, 2007, as compensation for its services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of RS Large Cap Value Fund’s average daily net assets. Prior to November 1, 2007, RS Investments paid fees to UBS Global AM at an annual rate of 0.43%. Payment of the sub-investment advisory fees does not represent a separate or additional expense to RS Large Cap Value Fund. Prior to November 1, 2007, pursuant to a Sub-Administration and Accounting Services Agreement, GIS received fees from RS Investments at an annual rate of 0.042% of RS Large Cap Value Fund’s average daily net assets. The Agreement was terminated on October 31, 2007, at which time RS Investments began rendering such services directly to the Fund at no additional expense to the Fund.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2008; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Value Fund, Class A	1.49%
RS Global Natural Resources Fund, Class A	1.49%

Additionally, RS Investments has agreed through April 30, 2008 to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit RS Large Cap Value Fund’s total annual fund operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to the following rates:

Fund	Expense Limitation
RS Large Cap Value Fund, Class A	1.43%
RS Large Cap Value Fund, Class B	2.19%
RS Large Cap Value Fund, Class C	2.19%
RS Large Cap Value Fund, Class K	1.71%

In addition, for the year ended December 31, 2007, RS Investments voluntarily waived certain class specific expenses.

RS Investments does not intend to recoup any waived expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Trust for acting as such. Trustees of the Funds who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

www.RSinvestments.com	93

Notes to Financial Statements — December 31, 2007 (audited) (continued)

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund.

For the year ended December 31, 2007, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Partners Fund
Class A	0.25%	$6,605,310
Class K	0.65%	93,552
Class Y	0.00%	—
RS Value Fund
Class A	0.25%	6,386,034
Class C	1.00%	24,843
Class K	0.65%	6,551
Class Y	0.00%	—
RS Investors Fund
Class A	0.25%	145,160
Class C	1.00%	328
Class K	0.65%	172
Class Y	0.00%	—
RS Global Natural Resources Fund
Class A	0.25%	$4,511,913
Class C	1.00%	11,914
Class K	0.65%	873
Class Y	0.00%	—
RS Large Cap Value Fund
Class A	0.25%	68,588
Class B	1.00%	214,382
Class C	1.00%	202,291
Class K	0.65%	172,531

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the plan amounts payable with respect to expenses incurred by RS Investments in certain circumstances. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance shareholder services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2007, PAS received $1,801,845 from GIS as compensation for its services on behalf of the Trust.

The Funds have entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

For the year ended December 31, 2007, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$6,992
RS Value Fund	144,594
RS Investors Fund	4,168
RS Global Natural Resources Fund	56,706
RS Large Cap Value Fund	2,571

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the year ended December 31, 2007, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$1
RS Value Fund	2,196
RS Investors Fund	—
RS Global Natural Resources Fund	663
RS Large Cap Value Fund	1,967

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d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2007 is listed below:

Fund	Issuer	Number of Shares or Principal Amount Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares or Principal Amount at End of Period	Income	Value
RS Partners Fund	Aaron Rents, Inc.	2,294,070		157,732	—	2,451,802	$71,188	$47,172,671
	ACI Worldwide Inc.	—	*	2,912,918	—	2,912,918	—	55,461,959
	A.M. Castle & Co.	1,294,350	*	—	—	1,294,350	143,503	35,193,377
	Carter’s, Inc.	2,426,040	*	1,477,400	—	3,903,440	—	75,531,564
	Coinmach Service Corp.	1,666,400	*	—	1,666,400	—	624,900	*	*
	Coinmach Service Corp., Class A	815,350	*	701,860	1,517,210	—	167,962	*	*
	Coinstar, Inc.	2,464,452		—	—	2,464,452	—	69,374,324
	Commerical Vehicle Group, Inc.	2,047,101		—	—	2,047,101	—	29,682,965
	Corinthian Colleges, Inc.	5,717,652		146,498	3,007,381	2,856,769	—	*	*
	Employers Holdings, Inc.	—	*	2,867,090	—	2,867,090	472,396	47,909,074
	eResearch Technology, Inc.	5,048,430		173,345	1,986,728	3,235,047	—	38,238,255
	FirstFed Financial Corp.	—	*	880,695	880,695	—	—	*	*
	LCA-Vision, Inc.	1,167,533		—	1,167,533	—	450,660	*	*
	Meruelo Maddux Properties, Inc.	—	*	4,448,881	—	4,448,881	—	11,842,397
	OneBeacon Insurance Group Ltd., Class A	932,540	*	1,229,197	2,161,737	—	592,331	*	*
	Quadra Realty Trust, Inc.	—	*	1,472,935	—	1,472,935	338,775	17,795,524
	Triarc Cos., Inc., Class B	6,003,100		—	—	6,003,100	1,620,837	52,587,156
	Coinmach Service Corp., 11.00%, 12/1/2024	$—	*	$1,666,400	$1,666,400	$—	812,853	*	*
							5,295,405	480,789,266
RS Global Natural Resources Fund	Anderson Energy Ltd.	4,613,000		—	—	4,613,000	—	13,461,107
	Basic Energy Services, Inc.	1,712,590		91,500	1,804,090	—	—	*	*
							$—	$13,461,107
*	Issuer was not an affiliated issuer at January 1, 2007.

**	Issuer was not an affiliated issuer at December 31, 2007.

Note 5 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

	Ordinary Income Total		Long-Term Capital Gain Total
Fund	2007	2006	2007	2006
RS Partners Fund	$47,987,495	$8,179,243	$144,979,987	$108,588,196
RS Value Fund	89,245,296	20,663,590	109,990,329	59,416,618
RS Investors Fund	3,424,450	2,797,755	2,938,761	—
RS Global Natural Resources Fund	14,518,403	63,302,678	129,685,255	156,260,474
RS Large Cap Value Fund	1,458,624	301,196	10,119,011	6,454,007

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

See the chart below for the tax basis of distributable earnings as of December 31, 2007.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$546,564	$59,066,962
RS Value Fund	—	22,912,792
RS Investors Fund	45,787	1,378,522
RS Global Natural Resources Fund	3,934,968	2,992,018
RS Large Cap Value Fund	75,715	4,300,227

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Notes to Financial Statements — December 31, 2007 (audited) (continued)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2007, no Fund utilized capital loss carryovers, nor do any of the Funds have capital loss carryovers available for use in future offsets.

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Partners Fund	$—
RS Value Fund	—
RS Investors Fund	1,584
RS Global Natural Resources Fund	—
RS Large Cap Value Fund	—

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2007, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$2,092,965,470	$135,267,361	$341,801,609	$(206,534,248)
RS Value Fund	2,402,674,155	172,117,526	384,355,255	(212,237,729)
RS Investors Fund	33,676,621	(305,769)	2,620,145	(2,925,914)
RS Global Natural Resources Fund	1,559,386,971	624,512,843	670,487,687	(45,974,844)
RS Large Cap Value Fund	68,067,567	16,307,982	19,049,250	(2,741,268)

Note 6 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2007, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$1,418,957,126	$1,587,113,142
RS Value Fund	1,917,483,962	1,395,719,585
RS Investors Fund	40,982,426	72,446,471
RS Global Natural Resources Fund	600,448,690	636,606,691
RS Large Cap Value Fund	35,609,213	55,918,927

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically present in domestic investments. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government agency securities. Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the applicable Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

96	Call 800.766.3863

d. Restricted Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees as outlined in Note 1a. See the table below for restricted securities held at December 31, 2007.

Fund	Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
RS Value Fund	Ivanhoe Nickel & Platinum Ltd.	698,422	$2,837,501	$4,539,743	4/25/97 - 5/7/98	0.18%
RS Global Natural Resources Fund	Ivanhoe Nickel & Platinum Ltd.	203,624	784,997	1,323,556	4/25/97 - 5/7/98	0.06%

Note 7 Fund Merger

On October 13, 2006, RS Partners Fund acquired the assets and liabilities of The Guardian UBS Small Cap Value Cap Fund through a tax-free merger pursuant to a plan of reorganization approved by the Board of Trustees. Shareholders of The Guardian UBS Small Cap Value Fund approved the merger at a meeting held on September 28, 2006. The chart below shows a summary of shares outstanding, net assets, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	The Guardian UBS Small Cap Value Fund	RS Partners Fund	RS Partners Fund
Shares outstanding:
Class A	1,182,382	69,657,059	70,639,696
Class B	972,490	N/A	N/A
Class C	941,978	N/A	N/A
Class K	1,124,329	N/A	362,304
Net assets:
Class A	$13,457,271	$2,440,492,606	$2,474,924,198
Class B	10,655,304	N/A	N/A
Class C	10,319,017	N/A	N/A
Class K	12,695,133	N/A	12,695,133
Net asset value per share:
Class A	$11.38	$35.04	$35.04
Class B	10.96	N/A	N/A
Class C	10.95	N/A	N/A
Class K	11.29	N/A	35.04
Net unrealized appreciation/(depreciation)	4,865,913	396,295,792	401,161,705
Accumulated net realized gain/(loss)	(80,887)	101,661,312	101,661,312

Note 8 Indemnifications

Under the Trust’s organizational documents, its offi cers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the

Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 9 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS Family of Funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. RS Investments has deposited the full $25 million into an interest-bearing escrow account in which RS Investments has no interest. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to

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Notes to Financial Statements — December 31, 2007 (audited) (continued)

compliance, ethics, and legal oversight and mutual fund governance and disclosure.

RSIM L.P. and certain former officers neither admitted nor denied the findings set forth in the SEC Order, and RSIM L.P. neither admitted nor denied the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and RS Investments will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by certain former officers individually) and associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the United States District Court for the District of Maryland on April 19, 2005 (In re Mutual Fund Investment Litigation, Case No. 04-MD-15863-JFM). The district court has appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint originally included RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, sub-advisers, employees and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b) and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. The consolidated action pur-

ports to be brought on behalf of a specified class of investors in certain RS Funds and does not quantify any relief requested.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2) and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against the Funds, RS Investments, or their affiliates in the future. RS Investments believes that the pending consolidated action will not materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on any of the Funds.

Note 10 New Accounting Pronouncements

The Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), in June 2006. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust adopted the provisions of FIN 48 on January 1, 2007. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2007, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

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The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U. S. tax returns filed for the fiscal years from 2004 through 2006, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust is currently evaluating the impact of adopting SFAS 157 on the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of RS Partners Fund, RS Value Fund, and RS Investors Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (as incorporated by reference herein, see Note 2), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, and RS Investors Fund, (each constituting a series of the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 2, the financial statements have been restated to reflect the correction of accounting for income earned from certain limited partnership investments.

PricewaterhouseCoopers LLP

San Francisco, California

February 28, 2008, except for the information in Note 2, as to which the date is August 25, 2008

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Supplemental Information (unaudited)

Approval of the Funds’ Investment Advisory Agreement (all Funds except RS Large Cap Value Fund)*

The Board of Trustees of the Trust, including all of the Trustees who are not interested persons of the Trust or of RS Investments, met in person on April 30, May 1, and May 24, 2006, to consider approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Funds and RS Investment Management Co. LLC (“RSIM Co.”), the ultimate parent of RS Investment Management, L.P., the Funds’ then-current investment adviser (“RSIM L.P.”). The then-existing investment advisory agreement between the Funds and RSIM, L.P. (the “Then-Existing Advisory Agreement”), was to terminate automatically as a result of its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) upon the consummation of the transaction between RSIM Co. and Guardian Investor Services LLC (“GIS”). (For ease of reference, each of RSIM L.P. and RSIM Co. is referred to as “RS Investments” herein unless the context otherwise requires.) In determining to approve the New Advisory Agreement between the RS Funds and RS Investments, the Trustees considered that they had approved the continuation of the Then-Existing Advisory Agreement, the terms of which were substantially similar to the New Advisory Agreement, for a one-year period commencing April 1, 2006, at their meeting on February 28 and March 1, 2006. In all of their deliberations, the disinterested Trustees were advised by independent counsel for the disinterested Trustees.

The Trustees met with representatives of RS Investments and of GIS, who discussed with the Trustees the capabilities of both firms, and what they saw as the complementary capabilities of the two firms in the areas of investment management and distribution/promotion of mutual fund shares. Those representatives also discussed with the Trustees their expectations as to the management and operations of RS Investments after the transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it was not anticipated that there would be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there would be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered the proposed changes in the governance of RSIM Co., but noted that it was not expected that the new Board of Directors would have any substantial role in the day-today portfolio management of the Funds. The Trustees also considered that the combination of the two advisory firms could benefit shareholders of the Funds because RS Investments would, as a result, likely have a larger and more diverse investment management staff to support the Funds’ portfolio management teams. The Trustees also recognized the potential benefits to RS Investments of an additional owner of the firm with greater financial resources than currently were available from its then-current owners. In addition, they recognized that it was possible the Funds over time could experience reduced expenses both because the combined firms may be in a position to purchase services from third parties for their clients at improved rates and because enhanced distribution capabilities resulting from the combination may result in increases in the size of the Funds and possible reduced expenses through economies of scale.

The Trustees discussed with management and certain portfolio management professionals of RS Investments the expected effect of the transaction on the firm, including the extent to which the transaction is supported by portfolio management personnel. The Trustees considered the likely effect on RS Investments of potential alternative transactions and of maintaining the then-current ownership. The Trustees believed that the transaction offered the best prospects for continued stability of RS Investments in the face of current and expected transitional and generational changes at the firm.

The Trustees also took into consideration the various other arrangements between RSIM Co. and GIS in

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

respect to the transaction, including RSIM Co.’s additional responsibilities relating to the GIS mutual funds, and concluded that it was unlikely that RSIM Co.’s performance of those responsibilities would limit substantially its ability to perform its obligations to the Funds under the New Advisory Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to be advised by RSIM Co., employing the Funds’ then-current portfolio management teams, and voted unanimously, including the unanimous vote of the Trustees who are not interested persons of the Funds or of RS Investments or GIS, to approve the New Advisory Agreement in respect to each of the Funds and to recommend to shareholders of each Fund that they approve the Agreement, as well.

Approval of Investment Advisory Agreement (RS Large Cap Value Fund only)*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Large Cap Value Fund. RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the Fund and UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to the Fund.

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to the Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Fund, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Adviser, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Fund and the fees paid to the Sub-Adviser, in each case under the Advisory Agreements. In this connection, representatives of RS Investments noted to

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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the Trustees that the fees charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that RS Investments pays the majority of the fees it receives to the Sub-Adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for the Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Fund in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds. The Trustees considered the total expense ratio of the Fund and compared such expense ratio to the ratios of other funds in the Fund’s peer group. They also noted in this regard that the Fund’s recently renegotiated custodial arrangements were likely to result in substantial savings to the Fund in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS

Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Fund, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Fund. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Fund grows and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that the profits from the Fund enable RS Investments to devote greater resources to the management of the Fund, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Fund are likely to benefit to some degree to the extent that the expenses

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Supplemental Information (unaudited) (continued)

of the Fund are reduced over time simply by virtue of its increased size, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Fund specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Fund grows in size. The Trustees noted that the Fund has already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention devoted by each to the Fund. The Trustees considered the performance of the Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Adviser.

The Trustees reviewed performance information for the Fund for various periods. That review included an examination of comparisons of the performance of the Fund to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Fund compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that the Fund did not appear to have substantially lagged all peer mutual funds and indexes for all relevant periods.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also benefited from them.

The Trustees reviewed detailed information regarding the Sub-Adviser, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Adviser, information as to its trading practices, and general information as to the pricing of the Sub-Adviser’s services.

The Trustees considered generally the nature and quality of the administrative services provided to the Fund by RS Investments, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•	RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to

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the services provided to the Fund. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Fund.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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RS Funds

Phone: 800-766-3863
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 800-766-3863, Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	Fund Overview	Portfolio Manager(s)
Growth Funds: Invests in dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	Steve Bishop, Melissa Chadwick-Dunn, John Seabern, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Invests in companies deemed to be undervalued by fundamental research		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Funds: Exposure to both growth and value companies		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: Exposure to international companies to provide diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	John Carnegie, Joseph Faraday, Paul Faulkner, Christopher Huckle, R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Timothy Campbell, Edward Hocknell, Richard Sneller, Michael Stirling-Aird, William Sutcliffe
Fixed Income Funds: Offers current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Leslie Barbi, Marc Gross, Howard G. Most
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issues and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-3863

EB-015096 (06/08) SR831_V

08	SEMIANNUAL REPORT

Core Funds

RS Small Cap Core Equity Fund

RS Core Equity Fund

RS Equity Dividend Fund

RS S&P 500 Index Fund

RS Asset Allocation Fund

06.30.08

Class A, B, C, K and Y Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for your interest in our 2008 Semiannual Report. I invite you to read it for important details about your investments with RS and for insight into how we managed your funds during the first half of this year.

I also encourage you to visit www.RSinvestments.com where, in addition to this report, you will find updated information on fund performance as well as detailed quarterly portfolio manager commentaries.

During the six-month period covered by this report, the S&P 500® Index, which is designed to measure performance of U.S. stocks, declined 11.91%, and the MSCI EAFE Index, which is generally considered to be representative of international stock market activity, declined 10.58%. During the same period, U.S. small- and mid-cap equities declined 9.37% and 7.57%, respectively, as measured by the Russell 2000® and Russell Midcap® Indices.

No doubt, the first half of 2008 was an unsettling period for investors. The debt crisis, nearing its twelfth month, caused global investors to re-assess risk, which was compounded by slowing economic growth, record oil prices and inflationary concerns.

We expect much of the fallout from the financial crisis to continue over the near term, particularly for companies in the financial sector. While this will be difficult, years of perspective remind us that this is how rational markets respond following periods of excess. Over the longer term, we believe what we’re experiencing today will be remembered as another defining period in stock market history, similar to the Oil Shock of ’73-’74, runaway inflation of the early ’80s, the ’87 Crash, the Asian Contagion of ’97 and the dot com bust in 2000.

In the meantime, we remain focused on what we do best: fundamental research. Each of our dedicated research teams spends countless hours studying individual companies and analyzing their unique business risks and opportunities. Our focus on individual companies helps us cut through the market noise and maintain or strengthen long-term conviction in the investments we’ve made on behalf of our investors. If there is a bright spot in an otherwise challenging envi-

www.RSinvestments.com	1

CEO’s Letter (continued)

ronment (yes, there are a few), we believe that many companies possess strong fundamentals, and we are encouraged by the compelling entry points provided by the current market.

RS Funds: A Family of Choice(s)

RS Investments offers you a choice. We have 23 mutual funds within the RS fund family, offering investors access to stocks, bonds, and money market investments. Our unique approach utilizes dedicated research teams to focus on each asset class, providing you with specialized expertise in value, core, growth, international and fixed income. I want to take this opportunity to call attention to some of our successes during this difficult market.

RS Value Funds: Adding Value and Downside Protection

In spite of the challenging market, the RS Value Team’s disciplined approach to investing led to three funds managed by the RS Value Team outperforming their benchmarks year-to-date as of 6/30/08. We believe this is due, in part, to the Value Team’s focus on companies with improving returns on invested capital.

In fact, RS Value Fund and RS Partners Fund have ranked in the top half of their Morningstar1 peer groups through a variety of market environments. Based on total return, RS Value Fund (Class A shares) ranks in the top 32%, 18%, 3%, and 5% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Mid Cap Blend category peers1. RS Partners Fund (Class A shares) ranks in the top 36%, 42%, 11% and 8% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Blend category peers1.

With the addition of Tim Bei, an experienced analyst who joined us after a distinguished career with T. Rowe Price, we believe that the 13-member Value Team clearly has the strength and depth to carry its strong legacy well into the future.

RS Global Natural Resources Fund (Class A shares), focusing on some of the strongest performing areas of the market during this period, provided a 14.72% return for the first half of 2008. As supply and demand imbalances led energy and other commodities toward record highs early in the year, the Fund provided strong returns consistent with the rising natural resources market.

RS’ value-driven approach to natural resources investing seeks to make long-term investments in companies that RS Investments believes have advantaged natural resource assets. The Value Team’s pragmatic approach to valuations should be well-suited to the volatile nature of the current economic environment.

Milestone Anniversary for the RS Core Team

In August 2005, RS Core Equity Fund manager, Mani Govil, began assembling a new research team in support of RS’ Core funds. Nearly three years later, the results are compelling, to say the least: RS Core Equity Fund (Class A shares) ranked in the top 3% among its Morningstar Large Blend category peers for the three-year period ended 6/30/08 and Morningstar recently wrote favorably about the Fund2. Based on total return, RS Core Equity Fund (Class A shares) also ranks in the top 6%, 17% and 81% for the 1-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Large Blend category peers1.

Driven by a coordinated fundamental and quantitative research effort, RS Core Equity Fund performed significantly better than its benchmark, the S&P 500® Index for first half of 2008. Since Mani and his team assumed management, the Fund has ranked in the top decile of Morningstar’s Large Blend peer group. Since the new team’s 1 year anniversary (7/31/06), the Fund has achieved top decile Morningstar rankings in 20 of 24 trailing 1-year periods, measured monthly, among its peer group1.

RS Fixed Income: Conservative and Disciplined

In times like these, investors tend to seek the relative safety of investing in bond funds. The subadviser to these funds, Guardian Investor Services, has skillfully managed its funds through one of the most challenging periods on record for the credit markets. In fact, in a period rife with billions in downgrades in the mortgage- and asset-backed markets, resulting from deteriorating fundamentals, the team’s holdings in those sectors included only one bond that was down-

2	Call 800.766.3863

graded since the credit crisis began last summer (reflecting only 0.06% of one retail fund’s assets, the RS Low Duration Bond Fund). We see this as a true testament to the team’s experience, fundamental research and disciplined portfolio management. Based on total return, the RS Low Duration Bond Fund (Class A Shares) ranks in the top 23% and 24% respectively for 1- and 3-year periods, as of 6/30/08, among its Morningstar Short-Term Bond category peers1.

RS International: Global Opportunities

Despite global turmoil, RS International funds held up well relative to their peers. Based on total return, RS Emerging Markets Fund (Class A Shares) ranks among the top quartile for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Diversified Emerging Markets Category peers1. RS Funds’ UK subadviser, Baillie Gifford, calls upon years of international investing expertise to manage our International funds.

Focused Strength from RS Growth

After a strong 2007, the first half of 2008 has been a difficult period for faster-growing companies, and for a number of our Funds. Despite this, RS Select Growth Fund, which invests in a more limited number of small- and mid-sized growth companies ranked solidly in the top quartile of its Morningstar peer group for the one year period ended 6/30/08. We attribute this more recent success to our five-member portfolio management team, which assumed management of the Fund in May 2007. Based on total return, RS Select Growth Fund (Class A Shares) ranks 18%, 42%, 74% and 20% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Growth category peers1 .

Looking Forward

RS Investments continues to invest in our long term future. We believe our well-defined investment processes and our experienced and dedicated research teams have us well-positioned to serve our shareholders during both challenging and prosperous times. We remain focused on your long-term financial success.

Thank you for entrusting us with your investment and for your ongoing support.

Sincerely,

Terry R. Otton

Chief Executive Officer

1  Performance numbers for some funds include periods before RS Investments became the funds’ investment adviser. Rankings are based off total returns as of 6/30/08. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/07- 06/30/08 Rank/Count	3-Yr Total Return 06/30/05- 06/30/08 Rank/Count	5-Yr Total Return 06/30/03- 06/30/08 Rank/Count	10-Yr Total Return 06/30/98- 06/30/08 Rank/Count
RS Select Growth Fund	Small Growth	132-859	251-705	356-571	44-273
RS Partners Fund	Small Blend	207-664	201-549	41-429	13-185
RS Value Fund	Mid-Cap Blend	131-486	63-410	8-323	7-152
RS Core Equity Fund	Large Blend	107-2086	43-1715	192-1325	453-660
RS Emerging Markets Fund	Diversified Emerging Markets	53-293	22-217	17-189	16-110
RS Low Duration Bond Fund	Short-Term Bond	88-447	77-381	N/A	N/A

2  Morningstar Analyst Report, June 28, 2008.

www.RSinvestments.com	3

Performance Update

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge			-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K	RSPKX	10/13/06
without sales charge			-3.57%	-15.92%	—	—	—	-1.94%
Class Y	RSPYX	05/01/07
without sales charge			-3.19%	-15.26%	—	—	—	-11.69%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge			-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C	RVACX	05/01/07
without sales charge			-2.75%	-10.71%	—	—	—	-7.45%
with sales charge			-3.72%	-11.54%	—	—	—	-7.45%
Class K	RSVKX	12/04/06
without sales charge			-2.63%	-10.40%	—	—	—	0.36%
Class Y	RSVYX	05/01/07
without sales charge			-2.25%	-9.75%	—	—	—	-6.50%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

4	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-1.56%	-10.98%	—	—	—	7.18%
with maximum sales charge			-6.26%	-15.19%	—	—	—	5.20%
Class C†	RIVCX	07/24/07
without sales charge			-1.68%	—	—	—	—	-9.16%
with maximum sales charge			-2.66%	—	—	—	—	-9.90%
Class K	RSIKX	01/03/07
without sales charge			-1.68%	-11.59%	—	—	—	-1.86%
Class Y	RSIYX	05/01/07
without sales charge			-1.14%	-10.54%	—	—	—	-6.94%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge			9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C	RGNCX	05/01/07
without sales charge			14.31%	26.68%	—	—	—	26.28%
with sales charge			13.31%	25.68%	—	—	—	26.28%
Class K	RSNKX	12/04/06
without sales charge			14.57%	27.13%	—	—	—	25.75%
Class Y	RSNYX	05/01/07
without sales charge			14.89%	28.06%	—	—	—	27.70%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-14.15%	-19.44%	2.79%	7.71%	—	9.70%
with maximum sales charge			-18.20%	-23.26%	1.15%	6.66%	—	8.72%

†	RS Investors Fund Class C shares (Inception date: 07/24/07) “since inception” returns are not annualized and represent cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	5

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-17.02%	-22.07%	1.52%	6.78%	—	8.77%
Class C	RLCCX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-15.30%	-20.68%	2.03%	6.92%	—	8.90%
Class K	RLCKX	02/03/03
without sales charge			-14.20%	-19.60%	2.52%	7.43%	—	9.40%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge			-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B	GUCBX	05/06/97
without sales charge			-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge			-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C	RSCCX	08/07/00
without sales charge			-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge			-12.67%	-18.12%	3.23%	8.26%	—	1.31%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y	RSCYX	05/01/07
without sales charge			-11.28%	-16.50%	—	—	—	-12.56%
RS Core Equity Fund Class A	GPAFX	06/01/72
without sales charge			-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge			-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B	GUPBX	05/01/96
without sales charge			-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge			-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C	RCOCX	08/07/00
without sales charge			-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge			-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K	RCEKX	05/15/01
without sales charge			-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y	RCEYX	05/01/07
without sales charge			-4.48%	-3.87%	—	—	—	1.23%
RS Equity Dividend Fund Class A†	REDAX	07/31/07
without sales charge			-9.62%	—	—	—	—	-13.59%
with maximum sales charge			-13.93%	—	—	—	—	-17.71%

†	RS Equity Dividend Fund Class A shares (Inception date: 07/31/07) “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C†	REDCX	07/31/07
without sales charge			-9.41%	—	—	—	—	-13.63%
with sales charge			-10.31%	—	—	—	—	-14.48%
Class K†	REDKX	07/31/07
without sales charge			-9.77%	—	—	—	—	-13.78%
Class Y†	REDYX	07/31/07
without sales charge			-9.29%	—	—	—	—	-13.06%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-12.16%	-13.66%	3.85%	7.02%	—	-0.56%
with maximum sales charge			-14.80%	-16.25%	2.81%	6.36%	—	-0.94%
Class B	RSPBX	08/07/00
without sales charge			-12.39%	-14.28%	3.08%	6.22%	—	-1.35%
with sales charge			-15.02%	-16.83%	2.45%	6.06%	—	-1.35%
Class C	RSAPX	08/07/00
without sales charge			-12.41%	-14.30%	3.08%	6.22%	—	-1.37%
with sales charge			-13.29%	-15.15%	3.08%	6.22%	—	-1.37%
Class K	RSPIX	05/15/01
without sales charge			-12.28%	-14.00%	3.41%	6.57%	—	0.76%

†	RS Equity Dividend Fund Class C, Class K, and Class Y shares (Inception date: 07/31/07 for all share classes) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Asset Allocation Fund Class A	GUAAX	02/16/93
without sales charge			-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge			-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B	GAABX	05/01/96
without sales charge			-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge			-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C	RAACX	08/07/00
without sales charge			-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge			-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K	RAAKX	05/15/01
without sales charge			-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge			-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C†	REGWX	09/06/07
without sales charge			-15.38%	—	—	—	—	-15.28%
with sales charge			-16.23%	—	—	—	—	-16.13%
Class K	RSEKX	01/22/07
without sales charge			-15.34%	-14.79%	—	—	—	-2.66%
Class Y	RSYEX	05/01/07
without sales charge			-14.98%	-13.88%	—	—	—	-6.83%

†	RS Emerging Growth Fund Class C shares (Inception date: 09/06/07) return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Asset Allocation Fund Class A, B, C and K shares are 1.68%, 2.47%, 2.42%, and 2.13%, respectively; for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge			-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	—	-17.20%
with sales charge			—	—	—	—	—	-18.02%
Class K	RSSKX	03/02/07
without sales charge			-18.38%	-21.86%	—	—	—	-10.79%
Class Y	RSMYX	05/01/07
without sales charge			-17.95%	-21.20%	—	—	—	-15.25%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge			-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C†	RSGFX	11/15/07
without sales charge			-10.07%	—	—	—	—	-11.24%
with sales charge			-10.97%	—	—	—	—	-12.13%
Class K	RSDKX	02/12/07
without sales charge			-10.03%	-7.87%	—	—	—	-0.56%

†

RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) and RS Select Growth Fund Class C shares (Inception date: 11/15/07), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge			-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C	RMOCX	05/21/07
without sales charge			-15.44%	-13.55%	—	—	—	-12.13%
with sales charge			-16.29%	-14.28%	—	—	—	-12.13%
Class K	RSMKX	12/04/06
without sales charge			-15.41%	-13.25%	—	—	—	-2.79%
Class Y	RMOYX	05/01/07
without sales charge			-15.06%	-12.41%	—	—	—	-7.04%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge			-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C	RGWCX	06/29/07
without sales charge			-14.53%	-11.85%	—	—	—	-11.85%
with sales charge			-15.39%	-12.59%	—	—	—	-12.59%
Class K	RSGKX	11/27/06
without sales charge			-14.28%	-11.41%	—	—	—	-1.74%
Class Y	RGRYX	05/01/07
without sales charge			-14.30%	-11.09%	—	—	—	-5.43%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge			-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C	RINCX	05/02/07
without sales charge			-16.96%	-11.30%	—	—	—	-4.68%
with sales charge			-17.79%	-12.10%	—	—	—	-4.68%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-16.86%	-10.95%	—	—	—	2.09%
Class Y	RIFYX	05/01/07
without sales charge			-16.56%	-10.18%	—	—	—	-2.86%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge			-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B	GBGBX	05/01/96
without sales charge			-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge			-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C	RIGCX	08/07/00
without sales charge			-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge			-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K	RIGKX	05/15/01
without sales charge			-7.68%	-4.50%	14.04%	15.33%	—	5.79%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge			-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B	REMBX	05/06/97
without sales charge			-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge			-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C	REMGX	08/07/00
without sales charge			-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge			-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K	REMKX	05/15/01
without sales charge			-12.65%	6.16%	29.73%	31.26%	—	22.36%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge			-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B	RIQBX	08/07/00
without sales charge			0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge			-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C	RIQCX	08/07/00
without sales charge			0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge			-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K	RIQKX	05/15/01
without sales charge			0.27%	5.17%	2.85%	2.90%	—	4.57%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			1.74%	5.21%	3.88%	—	—	3.01%
with maximum sales charge			-0.57%	2.89%	3.09%	—	—	2.54%
Class B	RLDBX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			-1.64%	1.42%	2.48%	—	—	2.06%
Class C	RLDCX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			0.36%	3.42%	3.11%	—	—	2.24%
Class K	RLDKX	07/30/03
without sales charge			1.54%	4.79%	3.47%	—	—	2.60%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-2.23%	-3.60%	3.27%	5.48%	—	4.55%
with maximum sales charge			-5.84%	-7.23%	1.96%	4.68%	—	4.14%
Class B	RHYBX	09/01/98
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.66%
with sales charge			-5.42%	-7.01%	1.88%	4.54%	—	3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.80%
with sales charge			-3.54%	-5.23%	2.45%	4.70%	—	3.80%
Class K	RHYKX	05/15/01
without sales charge			-2.42%	-3.99%	2.86%	5.06%	—	5.12%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge			-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C	RETCX	08/07/00
without sales charge			-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge			-1.50%	0.15%	1.39%	2.34%	—	4.28%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B	RMBXX	05/01/96
without sales charge			0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge			-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C	RMCXX	08/07/00
without sales charge			0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge			-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K	RMKXX	05/15/01
without sales charge			0.94%	2.91%	3.36%	2.26%	—	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

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www.RSinvestments.com	15

Highlights

RS Funds Specialized Expertise at Work for You

The RS Investments difference:

>  Unique, research-driven investment strategies

>  Distinct and specialized investment teams

>  Disciplined and repeatable investment process

>  Highly experienced and focused investment professionals

At RS Investments we offer a broad range of investment strategies managed by our specialized investment teams that adhere to their own distinct investment style and expertise. Incorporating highly-focused investments that are rigorously researched and carefully overseen by our investment specialists is an effective way to create a well-balanced, diversified portfolio and potentially increase overall investment performance. And with our 22-plus years of experience delivering this unique asset management approach, you can have confidence that each part of your investment strategy is managed by our team of dedicated, active, and highly-experienced investment professionals.

To learn more about our specialized expertise in any of these strategies please visit www.RSinvestments.com where you will find the latest press, commentary, and performance on our funds.

Lipper Rankings and Morningstar Ratings (Class A Shares)1

The Morningstar RatingsTM (including the effects of sales charges, loads, and redemption fees) are based on risk-adjusted returns as of 06/30/08. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. Lipper rankings are based on total return with dividends reinvested and do not take into account sales charges. Quartiles and rankings are based on total return and are historical and do not represent future results.

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Partners Fund	Lipper Category: Small Cap Core				without sales charge	« «««« (out of 549 funds)	« «« (out of 549 funds)	« «««« (out of 429 funds)	« «««« (out of 185 funds)	Small Blend Category
	2nd 295/786	2nd 258/628	1st 45/486	1st 15/193	including the effect of sales charges, loads, and redemption fees	«««« (out of 549 funds)	««« (out of 549 funds)	«««« (out of 429 funds)	«««« (out of 185 funds)

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« «««« (out of 410 funds)	« ««« (out of 410 funds)	« «««« (out of 323 funds)	« «««« (out of 152 funds)	Mid-Cap Blend Category
	1st 38/343	1st 33/270	1st 7/209	1st 6/65	including the effect of sales charges, loads, and redemption fees	«««« (out of 410 funds)	««« (out of 410 funds)	««««« (out of 323 funds)	«««« (out of 152 funds)
RS Core Funds

RS Core Equity Fund	Lipper Category: Large Cap Core				without sales charge	« «« (out of 1,715 funds)	« «««« (out of 1,715 funds)	« ««« (out of 1,325 funds)	« (out of 660 funds)	Large Blend Category
	1st 51/817	1st 3/692	1st 52/574	3rd 232/323	including the effect of sales charges, loads, and redemption fees	««« (out of 1,715 funds)	««««« (out of 1,715 funds)	«««« (out of 1,325 funds)	« (out of 660 funds)

Performance quoted represents past performance and does not guarantee future results.

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	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Growth Funds

RS Select Growth Fund	Lipper Category: Small Cap Growth				without sales charge	« «« (out of 705 funds)	« «« (out of 705 funds)	« « (out of 571 funds)	« «« (out of 273 funds)	Small Growth Category
	1st 111/604	2nd 204/486	3rd 288/400	1st 37/192	including the effect of sales charges, loads, and redemption fees	««« (out of 705 funds)	««« (out of 705 funds)	«« (out of 571 funds)	««« (out of 273 funds)

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 229 funds)	« «« (out of 76 funds)	Specialty-Technology Category
	3rd 58/108	3rd 64/102	2nd 27/90	1st 3/27	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	««« (out of 229 funds)	««« (out of 76 funds)
RS International Funds

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 217 funds)	« ««« (out of 217 funds)	« ««« (out of 189 funds)	« ««« (out of 110 funds)	Diversified Emerging Markets Category
	1st 69/280	1st 27/200	1st 21/172	1st 18/97	including the effect of sales charges, loads, and redemption fees	«««« (out of 217 funds)	«««« (out of 217 funds)	««« (out of 189 funds)	«««« (out of 110 funds)
RS Fixed Income Funds

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 381 funds)	« ««« (out of 381 funds)	N/A	N/A	Short-Term Bond Category
	1st 40/263	1st 52/212	N/A	N/A	including the effect of sales charges, loads, and redemption fees	««« (out of 381 funds)	««« (out of 381 funds)	N/A	N/A

RS Tax-Exempt Fund	Lipper Category General Municipal Debt				without sales charge	« ««« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 248 funds)	« ««« (out of 204 funds)	Muni National Long
	2nd 77/235	2nd 86/220	2nd 59/210	1st 8/153	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	«« (out of 248 funds)	««« (out of 204 funds)

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to ensure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar RatingTM, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar RatingTM based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS Asset Allocation Fund and RS S&P 500 Index Fund.

Raymond Anello, CFA

Raymond Anello (RS) has managed RS Equity Dividend Fund since 2007. Mr. Anello joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Anello served as an analyst/portfolio manager at GIS since October 1999. From 1995 to 1998, Mr. Anello was an equity portfolio manager/analyst and high-yield analyst for Orion Capital in New York. From 1988 to 1995, he served as an assistant portfolio manager at Garrison Bradford, a portfolio management firm in New York City. Mr. Anello holds a B.A. from Iona College and an M.B.A. from Baruch College.

Manind V. Govil, CFA

Manind V. Govil (RS) has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a B.S. degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati.

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Matthew P. Ziehl, CFA

Matthew P. Ziehl (RS) has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University.

Jonathan C. Jankus, CFA

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

www.RSinvestments.com	19

RS Small Cap Core Equity Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	RS Small Cap Core Equity Fund underperformed its benchmark during a challenging period for the equity markets.

•	Performance relative to the Russell 2000® Index[3] was hindered by stock selection in the energy, industrials and consumer staples sectors.

•	Stock selection and below-benchmark weightings in the consumer discretionary and financials sectors aided the Fund’s relative returns.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve took aggressive action to restore market liquidity, cutting the Federal Funds rate by 225 basis points by mid-April. Nonetheless, this resurgence proved short-lived as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market and a softening economy. For the six-month period ending June 30, 2008, the S&P 500® Index4 declined 11.91%, the Dow Jones Industrial Average5 declined 13.38% and the Russell 2000® Index declined 9.37%.

Performance

RS Small Cap Core Equity Fund declined 11.48% in the six-month period ending June 30, 2008, underperforming its benchmark, the Russell 2000® Index, which declined 9.37%.

Portfolio Review

During a period when most sectors of the market suffered declines, energy shares were one bright spot. Unfortunately, while the Fund benefited from a modest overweighting in the energy sector and from solid gains by a few individual holdings, overall stock selection in this area detracted from the Fund’s relative performance. Two energy holdings in particular suffered sharp declines, Targa Resources Partners LP, a U.S. provider of midstream natural gas, and Holly Corporation, a petroleum refiner.

The Fund’s relative performance also suffered from stock selection in the industrials sector, largely due to its overweight exposure to ailing aerospace-related holdings, including aircraft services and parts supplier AAR Corp. Aircraft-related stocks have been pressured by concerns over the health of a U.S. airline industry squeezed by soaring fuel costs and weaker customer demand. The Fund’s stock selection in the trailing consumer staples area also detracted from performance with notable weakness in organic foods distributor United Natural Foods Inc.

Among the stocks that weighed heaviest on Fund performance for the period were TheStreet.com, an internet based financial information company, and Blue Coat Systems Inc., which supplies computer applications that help screen out unwanted emails and potential computer viruses. We had trimmed our investment in TheStreet.com late in 2007 after its strong performance last year. Shares of the company subsequently sank in the first quarter due to concerns over its failure to reach a contract with its founder and major shareholder, as well as because of investor uncertainty in measuring changes in site traffic after a redesign of the website. We believe the market overreacted to these developments and that the stock remains attractively valued. Shares of Blue Coat Systems, meanwhile, sank after it reported lower-than-expected profits in May, reflecting weakness in its North American Market.

On a positive note, relative Fund performance benefited from both stock selection and an underweighting in the consumer discretionary sector, as we continued to largely avoid consumer durables, media and specialty retailing names. The Fund also benefited from its focus on more value-oriented restaurant stocks, which we think should

20	Call 800.766.3863

perform better in a weak economy. One standout was pizza restaurant chain Papa John’s International Inc.

Meanwhile, the Fund’s relative performance also benefited from its stock selection and below-benchmark weighting in the beleaguered financials sector, notably in the commercial banking industry. Relative stock selection in the health care sector was also generally positive, with strong performance by genetic and molecular testing equipment provider Sequenom Inc.

Top positive contributors from other sectors included GMX Resources Inc., a natural gas exploration and production company that has been expanding its proven gas reserves through drilling operations in east Texas, and Gardner Denver, Inc., which supplies compressor and vacuum equipment used in industrial applications and oil and gas drilling. The Fund’s modest cash position also aided relative performance.

Outlook

While we do not attempt to make formal economic or market forecasts, we recognize that the U.S. economy has continued to weaken under the weight of a spreading credit crisis. Additionally, a lack of credit availability has reduced confidence and capital spending plans for corporations, as well as for consumers. While we have been encouraged by the Fed’s aggressive response to these pressures, we recognize that it could take time for banks to repair their loan portfolios. We believe our management of the Fund reflects this challenging environment. As we consider each potential investment, we are seeking businesses with limited economic sensitivity, strong balance sheets and cash flows that we think will allow management teams to execute business plans independent of their ability to raise external debt or equity capital.

Thank you for your investment and your ongoing support.

Matthew P. Ziehl

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	21

RS Small Cap Core Equity Fund (continued)

Total Net Assets: $131,804,074	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Digital Realty Trust, Inc.	3.17%
Psychiatric Solutions, Inc.	3.13%
Savient Pharmaceuticals, Inc.	2.77%
FactSet Research Systems, Inc.	2.72%
Jack in the Box, Inc.	2.54%
Hanover Insurance Group, Inc.	2.52%
CACI International, Inc.	2.20%
Holly Corp.	2.16%
NeuStar, Inc.	2.14%
Targa Resources Partners, L.P.	1.98%
Total	25.33%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

22	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge		-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B Shares	05/06/97
without sales charge		-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge		-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C Shares	08/07/00
without sales charge		-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge		-12.67%	-18.12%	3.23%	8.26%	—	1.31%
Class K Shares	05/15/01
without sales charge		-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y Shares	05/01/07
without sales charge		-11.28%	-16.50%	—	—	—	-12.56%
Russell 2000® Index[3]		-9.37%	-16.19%	3.79%	10.29%	5.53%	7.71%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	23

RS Small Cap Core Equity Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Small Cap Core Equity Fund and in the Russell 2000® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.22%, Class B 2.12%, Class C 1.98%, Class K 1.72%, and Class Y 1.01%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	25

RS Core Equity Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	During a difficult six-month period for the equity markets, the Fund had a negative return but nonetheless outperformed its benchmark, the S&P 500® Index[3].

•	The Fund’s relative performance for the period benefited from stock selection in a number of sectors, including financials, health care, information technology (IT), and industrials.

•	Poor performance by several holdings in the utilities and telecommunications services sectors dampened returns.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve Board took aggressive action to restore market liquidity, cutting the target federal funds rate by 225 basis points by mid-April. Nonetheless this resurgence proved short-lived, as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market, and a softening economy. For the six-month period ended June 30, 2008, the S&P 500® Index declined 11.91%, the Dow Jones Industrial Average4 declined 13.38%, and the Nasdaq Composite5 declined 13.55%.

Performance

The RS Core Equity Fund (Class A Shares) declined 4.59% during the period, outperforming the benchmark S&P 500® Index, which declined 11.91%.

Portfolio Review

The Fund’s relative performance for the period benefited from stock selection in the financials sector, especially in the diversified financial services and insurance areas. Relative returns were also aided by stock selection in the health care sector, especially from overweight exposure to outperforming biotechnology names including Celegene, which appears to be benefiting from its drug pipeline and its Revlimid cancer drug franchise.

Stock selection in the IT sector also contributed to the Fund’s relative performance. Top contributors in this area included IT services holdings such as electronic payments processor MasterCard, one of our strongest individual performers for the period, and video game maker Nintendo. Nintendo is benefiting from its highly popular Wii video game platform, which is taking market share and helping expand the demographics of video gaming beyond the core young male audience to include entire families. Nintendo also has portable gaming devices and, we believe, a promising library of proprietary game software.

The Fund also capitalized on its investments in a number of individual energy holdings, including global provider of energy services Halliburton, our top-performing stock for the period, and oil and gas exploration company Devon Energy.

Performance was hindered by the Fund’s only investment in the utilities sector, global power producer AES. While AES has a solid track record of managing utilities worldwide, its stock price declined as higher financing costs and a near-freeze in credit availability delayed some of its expansion projects. Additionally, underperforming telecommunications services companies, such as AT&T and Mexico’s wireless provider America Movil, weighed on returns.

Additional major detractors included wireless communications handset maker Nokia and government-sponsored mortgage financing agency Freddie Mac,

26	Call 800.766.3863

which has been severely affected by the mortgage-lending fallout and resulting liquidity crisis. Meanwhile, aircraft manufacturing giant Boeing suffered from concerns over the health of the U.S. airline industry.

Outlook

As a core offering, the RS Core Equity Fund seeks to deliver solid long-term results across a range of market environments. We believe that over long periods of time, our consistent focus on fundamental research and disciplined stock selection will help deliver solid investment results. Of course, while our investment process emphasizes bottom-up analysis of individual companies, we cannot ignore the weakening U.S. economy. Our investment actions during this time have favored companies that we believe will prove more resilient in a slowing economy. We wish to emphasize as well that we continue hold ourselves to the highest standards of professionalism and integrity.

Finally, I wanted to mention that as of August 1, it will have been three years since I became the portfolio manager of the Fund. In that time I’ve hired an investment team of experienced analysts who adhere to a time-tested investment process, which has delivered strong performance for the Fund. We are proud of the accomplishment of beating the benchmark by over 6.5 percentage points on an annualized basis for the three year period ended 6/30/08.

Thank you for your investment and ongoing support.

Manind V. Govil

Portfolio Manager

PLEASE NOTE: RS Core Equity Fund’s name will change to RS Large Cap Alpha Fund on October 15, 2008.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	27

RS Core Equity Fund (continued)

Total Net Assets: $851,283,120	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Halliburton Co.	6.05%
MasterCard, Inc.	3.87%
Abbott Laboratories	3.62%
Republic Services, Inc.	3.33%
The AES Corp.	3.12%
Enterprise Products Partners, L.P.	3.01%
People’s United Financial, Inc.	2.96%
Aon Corp.	2.73%
Nokia Oyj	2.63%
Celgene Corp.	2.49%
Total	33.81%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

5	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

28	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	06/01/72
without sales charge		-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge		-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B Shares	05/01/96
without sales charge		-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge		-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C Shares	08/07/00
without sales charge		-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge		-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K Shares	05/15/01
without sales charge		-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y Shares	05/01/07
without sales charge		-4.48%	-3.87%	—	—	—	1.23%
S&P 500® Index[3]		-11.91%	-13.12%	4.40%	7.58%	2.88%	10.52%
						Since Class A share inception†

†	Since inception performance of the index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and B shares of RS Core Equity Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	29

RS Core Equity Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Core Equity Fund and in the S&P 500® Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Core Equity Fund and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

30	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/01/07 in Class Y shares of RS Core Equity Fund and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Park Avenue Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.93%, Class B 1.84%, Class C 1.69%, Class K 1.42%, and Class Y 0.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	31

RS Equity Dividend Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Core Holding: Long term growth and income

Highlights

•	Although the Fund had a negative return, it still compared favorably with that of the Russell 3000® Index[3], its primary benchmark.

•

The Fund’s relative performance benefited from stock selection in the financials sector, as well as from underweight allocations to the poorly performing information technology (IT) and health care sectors.

•	The Fund’s stock selection in the industrials and energy sectors detracted from returns relative to the benchmark. Its significant underweighting in the materials sector was also detrimental.

Market Overview

U.S. stocks fell sharply during the first quarter, with investors spooked by a weakening economy and growing concerns about the health of the financial system. The market began to recover some lost ground early in the second quarter, however, as the Federal Reserve Board took aggressive action to restore market liquidity, cutting the target federal funds rate by 225 basis points by mid-April. Nonetheless this resurgence proved short-lived, as markets again succumbed to investor unease over surging energy and food prices, an ailing housing market, and a softening economy. For the six-month period ended June 30, 2008, the S&P 500® Index5 declined 11.91%, the Dow Jones Industrial Average6 declined 13.38%, and the Nasdaq Composite7 declined 13.55%.

Performance

The RS Equity Dividend Fund (Class A Shares) declined 9.62% during the period, outperforming the benchmark Russell 3000® Index, which declined 11.05% and the Dow Jones U.S. Select Dividend Index4, which declined 21.40%. The Russell 3000® Index has become our primary benchmark, given its unbiased sector diversification (driven by equity market capitalization) as compared with the Dow Jones U.S. Select Dividend Index, which is roughly 50% financials. The Russell 3000® Index also better represents our U.S. all-cap focus.

Portfolio Review

The Fund’s outperformance relative to the Russell 3000® Index during the period largely reflected our stock selection in the financials sector, where we were slightly overweighted relative to the benchmark. Within the financials category, we benefited from our overweight allocation to real estate investment trusts (REITs). Top-performing REIT holdings included Healthcare Realty Trust, which invests primarily in health care–related properties, and Digital Realty Trust, which focuses on technology-related real estate such as data centers. We believe Healthcare Realty Trust has benefited from its lower-risk and less competitive asset class and its more visible growth.

An underweight allocation to the IT sector also supported relative performance, as did the Fund’s stock selection in the software industry, in which video game company Nintendo was a solid contributor. The Fund’s modest underweighting in the health care sector also aided relative returns. Additionally, stock selection in consumer staples proved favorable due in part to gains by food company General Mills.

Among the Fund’s other top-contributing stocks were Halliburton, a leading global provider of energy services, and QUALCOMM, a manufacturer and licensor of wireless chipsets and technology. Halliburton in particular has benefited from an improved outlook for its U.S. pressure-pumping business and its continued strong earnings outlook, which has been driven mostly by growing worldwide demand for oil.

On a negative note, the Fund’s relative performance was hurt by its stock selection in the industrials sector, where notable detractors included commercial aircraft leasing and financing company Babcock & Brown Air and aircraft manufacturer Boeing. Aircraft-related stocks have been pressured by concerns about the outlook for the global airline industry, given high fuel prices and faltering consumer demand.

The energy sector was the strongest-performing area of the benchmark index in the first half of 2008. While the

32	Call 800.766.3863

Fund benefited from its significant overweighting in energy, our stock selection in this area detracted from relative performance, with notable weakness in Targa Resources Partners, a U.S. provider of midstream natural gas and related services, and independent oil refiner Holly.

Performance also suffered from a decline in health care stock Brookdale Senior Living, which operates senior residential facilities across the United States. The Fund’s near lack of exposure to the outperforming materials sector also dampened relative performance.

Outlook

We retain a conservative stance on the equity market, especially given the uncertain economic outlook. Our bias within our all-cap strategy is toward large-caps to reduce downside risk. We are becoming more encouraged with valuations across the market-cap spectrum, however, given our focus on normalized earnings over a two- to five-year horizon. On that basis we are seeing opportunities to upgrade the Fund with market leaders, many among “early cyclicals” that are struggling now but we think are well positioned to create equity value in the future. We believe that the RS Equity Dividend Fund is well positioned for a continuation of a challenging stock market but also a positive change in investor sentiment.

Thank you for your investment. I look forward to reporting to you in the future.

Raymond Anello

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	33

RS Equity Dividend Fund (continued)

Total Net Assets: $9,391,564	Data as of June 30, 2008

Sector Allocation[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Enterprise Products Partners, L.P.	4.75%
Targa Resources Partners, L.P.	4.72%
Hiland Partners, L.P.	4.36%
Halliburton Co.	3.97%
AT&T, Inc.	3.72%
Nokia Oyj	3.59%
Plains All American Pipeline, L.P.	3.55%
Abbott Laboratories	3.54%
Cardinal Health, Inc.	3.06%
Brookdale Senior Living, Inc.	2.88%
Total	38.14%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	The Dow Jones Industrial Average is a price-weighted index of 30 companies that serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods.

7	The Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market.

34	Call 800.766.3863

Performance Update† As of 06/30/08

	Inception Date	Year-to-Date	Since Inception
Class A Shares	7/31/07
without sales charge		-9.62%	-13.59%
with maximum sales charge		-13.93%	-17.71%
Class C Shares	7/31/07
without sales charge		-9.41%	-13.63%
with sales charge		-10.31%	-14.48%
Class K Shares	7/31/07
without sales charge		-9.77%	-13.78%
Class Y Shares	7/31/07
without sales charge		-9.29%	-13.06%
Russell 3000® Index[3]		-11.05%	-9.60%
Dow Jones U.S. Select Dividend Index[4]		-21.40%	-24.00%

†	Since inception returns are not annualized and represent cumulative total returns.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in Class A, Class C, Class K, and Class Y shares of RS Equity Dividend Fund, the Russell 3000® Index, and the Dow Jones U.S. Select Dividend Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund. While Class C and K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class C shares, a contingent deferred sales charge of 1.0% was imposed at the end of the period.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 2.05%, Class C 2.77%, Class K 2.49%, and Class Y 1.71%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is frequently updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	35

RS S&P 500 Index Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Large-Cap	Mid-Cap	Small-Cap
Value	Blend	Growth

Highlights

•	The RS S&P 500 Index Fund performed generally as expected, as it tracked the performance of the S&P 500® Index.[3]

•	Markets continue to be dominated by credit concerns and rising oil prices.

Market Overview

Financial markets around the globe were broadly lower during the second quarter and continued to be plagued by concerns over the deteriorating credit quality of financial institutions and the inflationary implications of increasing oil prices. The broad domestic stock market, as measured by the S&P 500® Index, declined 2.73% in the second quarter. This was the third consecutive quarter of negative returns for the index, which appeared to be on its way to recovery until the devastating month of June during which it declined 8.43%.

For the six months ending June 30, 2008, the S&P 500® Index declined 11.91% in the face of a Federal Reserve which has eased aggressively, cutting the federal funds rate from 4.25% to 2.00%. It remains to be seen whether any further easing is possible as current-year inflation forecasts top 4% according to the latest Bloomberg surveys of economists.

Performance

The RS S&P 500 Index Fund (Class A Shares) declined 12.16% during the first half of 2008 while its benchmark declined 11.91%. The return of the index is theoretical in the sense that it is assumed that all index rebalancing and dividend reinvestment is done without any transaction costs.

Portfolio Review

The Fund’s managers do not engage in active stock or sector selection. Rather, the Fund’s investments seek to replicate the returns of the S&P 500® Index while minimizing transaction costs.

Since the Fund can be expected to own exposure to the broad economy as represented by the S&P 500® Index, it should come as no surprise that the Fund’s holdings reflected exposure to the broad macroeconomic themes described above. In particular, during the period, concern over the deteriorating credit quality of financial institutions led to declines in holdings such as MBIA, Inc. (-76%), Lehman Brothers (-70%) and Wachovia Corp. (-59%). Price increases in oil and other commodities led to gains in the natural resources area, such as Massey Energy (162%), Cabot Oil & Gas (68%) and U.S. Steel (53%).

Outlook

While credit concerns continue to dominate investor psychology, we believe most signs indicate continuing modest economic growth, which hopefully will continue to sustain corporate profits. Crude oil prices have seen levels near or above $130 per barrel; and, according to Bloomberg surveys of economists, consumer prices are expected to rise by 4.1% in 2008, and moderate to 2.7% in 2009. In spite of this, yields on two-year treasury bonds stand below 2.4%, implying negative real (i.e., after inflation) interest rates.

In the face of recent equity market declines, we remain bullish on the value comparison between stocks, bonds and cash. It seems to us that only stocks offer the prospect for real returns at these levels, and that even modest economic growth going forward will show the recent downturn to have been overdone.

We thank you for your continued support.

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

36	Call 800.766.3863

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	37

RS S&P 500 Index Fund (continued)

Total Net Assets: $147,996,445	Data as of June 30, 2008

Sector Allocation vs. U.S. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	4.11%
General Electric Co.	2.32%
Microsoft Corp.	1.90%
Chevron Corp.	1.80%
AT&T, Inc.	1.76%
The Procter & Gamble Co.	1.62%
Johnson & Johnson	1.59%
International Business Machines Corp.	1.41%
ConocoPhillips	1.30%
Apple, Inc.	1.27%
Total	19.08%

1	The sector allocation represents the Global Industry Classification Standard (GICS), which was developed by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). The Fund’s holdings are allocated to each sector based on their GICS classification. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

38	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	08/07/00
without sales charge		-12.16%	-13.66%	3.85%	7.02%	-0.56%
with maximum sales charge		-14.80%	-16.25%	2.81%	6.36%	-0.94%
Class B Shares	08/07/00
without sales charge		-12.39%	-14.28%	3.08%	6.22%	-1.35%
with sales charge		-15.02%	-16.83%	2.45%	6.06%	-1.35%
Class C Shares	08/07/00
without sales charge		-12.41%	-14.30%	3.08%	6.22%	-1.37%
with sales charge		-13.29%	-15.15%	3.08%	6.22%	-1.37%
Class K Shares	05/15/01
without sales charge		-12.28%	-14.00%	3.41%	6.57%	0.76%
S&P 500® Index[3]		-11.91%	-13.12%	4.40%	7.58%	-0.11%
					Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class A, Class B, and Class C shares of RS S&P 500 Index Fund, and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00% that an investor may pay when purchasing Class A shares of the Fund. While Class B shares and C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.72%, Class B 1.53%, Class C 1.55%, and Class K 1.30%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

www.RSinvestments.com	39

RS S&P 500 Index Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS S&P 500 Index Fund, and in the S&P 500® Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.72%, Class B 1.53%, Class C 1.55%, and Class K 1.30%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

40	Call 800.766.3863

RS Asset Allocation Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•

The RS Asset Allocation Fund model continues to indicate long-term value in equities versus the alternative, fixed income. The Fund’s full allocation to stocks detracted from performance during the period.

•	Markets continue to be dominated by credit concerns and rising oil prices

Market Overview

Financial markets around the globe were broadly lower during the second quarter and continued to be plagued by concerns over the deteriorating credit quality of financial institutions and the inflationary implications of increasing oil prices. The broad domestic stock market, as measured by the S&P 500® Index2, declined 2.73% in the second quarter. This was the third consecutive quarter of negative returns for the index, which appeared to be on its way to recovery until June during which it declined 8.43%. Domestic bonds, as measured by the Lehman Brothers Aggregate Bond Index3, declined 1.02%

For the six months ending June 30, 2008, the S&P 500® Index declined 11.91% and the bond market returned a paltry 1.13% in the face of a Federal Reserve which has eased aggressively, cutting the federal funds rate from 4.25% to 2.00%. It remains to be seen whether any further easing is possible as current-year inflation forecasts top 4% according to the latest Bloomberg surveys of economists.

Performance

The RS Asset Allocation Fund (Class A Shares) declined 12.30% during the first half of 2008 while its benchmark index (a mix of 60% S&P 500® Index/40% Lehman Brothers Aggregate Bond Index rebalanced monthly) declined 6.71%.

Portfolio Review

The Fund’s managers do not engage in active stock or sector selection. Rather, the Fund generally invests in other funds of RS Investment Trust. The equity or stock portion of the portfolio is usually invested in RS S&P 500 Index Fund, which seeks to replicate the returns of the S&P 500® Index.

The Fund’s active decisions focus upon the extent to which it deviates from a neutral position represented by 60% stocks, 40% bonds and no cash. The Fund makes this decision using a quantitative model which attempts to assess the relative value of the alternative markets. Our decision to own stocks in preference to fixed income alternatives has dominated recent investment performance.

Outlook

While credit concerns continue to dominate investor psychology, we think most signs indicate continuing modest economic growth, which hopefully will continue to sustain corporate profits. Crude oil prices have seen levels near or above $130 per barrel; and, according to Bloomberg surveys of economists, consumer prices are expected to rise by 4.1% in 2008, and by 2.7% in 2009. In spite of this, yields on two-year treasury bonds stand below 2.4%, implying negative real (i.e., after inflation) interest rates.

This dramatically low level of yields on bonds (and cash) is precisely what has us favoring equities at this time. We do not look at stocks in isolation, but rather in comparison to the investment alternatives. From that perspective, the quantitative model continues to point to long-term value in equities.

We thank you for your continued support.

Jonathan C. Jankus	Stewart M. Johnson
Co-Portfolio Manager	Co-Portfolio Manager

www.RSinvestments.com	41

RS Asset Allocation Fund (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund primarily invests in equity securities and therefore exposes you to the general risks of investing in stock markets.

Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

42	Call 800.766.3863

Total Net Assets: $95,710,736	Data as of June 30, 2008

Portfolio Composition by Asset Class[1]

1	The investment allocation in the pie charts reflect the true economic impact of the portfolio composition, rather than its accounting treatment, which is shown in the Fund’s Schedule of Investments. Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge		-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B Shares	05/01/96
without sales charge		-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge		-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C Shares	08/07/00
without sales charge		-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge		-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K Shares	05/15/01
without sales charge		-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Custom Index: 60% S&P 500® Index[2],
40% Lehman Brothers Aggregate Bond Index[3]		-6.71%	-5.25%	4.43%	6.22%	4.32%	8.33%
S&P 500® Index[2]		-11.91%	-13.12%	4.40%	7.58%	2.88%	9.32%
Lehman Brothers Aggregate Bond Index[3]		1.13%	7.12%	4.08%	3.86%	5.68%	6.22%
						Since Class A share inception

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.68%, Class B 2.47%, Class C 2.42%, and Class K 2.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	43

RS Asset Allocation Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Asset Allocation Fund, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a custom index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge 4.75% that an investor may pay when purchasing Class A shares of the Fund.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Asset Allocation Fund, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a custom index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.68%, Class B 2.47%, Class C 2.42%, and Class K 2.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

44	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Asset Allocation Fund, the Lehman Brothers Aggregate Bond Index, the S&P 500® Index, and a custom index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.68%, Class B 2.47%, Class C 2.42%, and Class K 2.13%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	45

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return
RS Small Cap Core Equity Fund
	Class A	$1,000.00	$885.20	$5.95	1.27%
	Class B	$1,000.00	$880.60	$11.27	2.41%
	Class C	$1,000.00	$882.20	$9.44	2.02%
	Class K	$1,000.00	$884.60	$7.50	1.60%
	Class Y	$1,000.00	$887.20	$4.28	0.91%
RS Core Equity Fund
	Class A	$1,000.00	$954.10	$4.52	0.93%
	Class B	$1,000.00	$948.60	$9.94	2.05%
	Class C	$1,000.00	$950.60	$8.18	1.69%
	Class K	$1,000.00	$952.50	$6.19	1.27%
	Class Y	$1,000.00	$955.20	$3.20	0.66%
RS Equity Dividend Fund
	Class A	$1,000.00	$903.80	$4.78	1.01%
	Class C	$1,000.00	$905.90	$6.97	1.47%
	Class K	$1,000.00	$902.30	$6.39	1.35%
	Class Y	$1,000.00	$907.10	$1.47	0.31%
RS S&P 500 Index Fund
	Class A	$1,000.00	$878.40	$2.48	0.53%
	Class B	$1,000.00	$876.10	$5.97	1.28%
	Class C	$1,000.00	$875.90	$5.97	1.28%
	Class K	$1,000.00	$877.20	$4.34	0.93%
RS Asset Allocation Fund
	Class A	$1,000.00	$877.00	$1.87	0.40%
	Class B	$1,000.00	$872.00	$6.70	1.44%
	Class C	$1,000.00	$873.70	$5.09	1.09%
	Class K	$1,000.00	$875.70	$3.73	0.80%

46	Call 800.766.3863

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Core Equity Fund
	Class A	$1,000.00	$1,018.55	$6.37	1.27%
	Class B	$1,000.00	$1,012.88	$12.06	2.41%
	Class C	$1,000.00	$1,014.84	$10.10	2.02%
	Class K	$1,000.00	$1,016.91	$8.02	1.60%
	Class Y	$1,000.00	$1,020.33	$4.58	0.91%
RS Core Equity Fund
	Class A	$1,000.00	$1,020.24	$4.67	0.93%
	Class B	$1,000.00	$1,014.67	$10.27	2.05%
	Class C	$1,000.00	$1,016.48	$8.45	1.69%
	Class K	$1,000.00	$1,018.55	$6.37	1.27%
	Class Y	$1,000.00	$1,021.59	$3.30	0.66%
RS Equity Dividend Fund
	Class A	$1,000.00	$1,019.84	$5.07	1.01%
	Class C	$1,000.00	$1,017.55	$7.37	1.47%
	Class K	$1,000.00	$1,018.15	$6.77	1.35%
	Class Y	$1,000.00	$1,023.32	$1.56	0.31%
RS S&P 500 Index Fund
	Class A	$1,000.00	$1,022.23	$2.66	0.53%
	Class B	$1,000.00	$1,018.50	$6.42	1.28%
	Class C	$1,000.00	$1,018.50	$6.42	1.28%
	Class K	$1,000.00	$1,020.24	$4.67	0.93%
RS Asset Allocation Fund
	Class A	$1,000.00	$1,022.87	$2.01	0.40%
	Class B	$1,000.00	$1,017.71	$7.22	1.44%
	Class C	$1,000.00	$1,019.43	$5.47	1.09%
	Class K	$1,000.00	$1,020.88	$4.00	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

www.RSinvestments.com	47

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48	Call 800.766.3863

Financial Information

Six-Month Period Ended June 30, 2008

Schedule of Investments – RS Small Cap Core Equity Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 98.3%
Aerospace & Defense – 3.3%
AAR Corp.(1)	124,000	$1,677,720
BE Aerospace, Inc.(1)	58,700	1,367,123
Ceradyne, Inc.(1)	36,300	1,245,090

		4,289,933
Biotechnology – 4.1%
Achillion Pharmaceuticals, Inc.(1)	53,100	118,413
AspenBio Pharma, Inc.(1)	104,300	665,434
Omrix Biopharmaceuticals, Inc.(1)	64,200	1,010,508
Savient Pharmaceuticals, Inc.(1)	144,400	3,653,320

		5,447,675
Capital Markets – 1.5%
Apollo Investment Corp.	133,755	1,916,709

		1,916,709
Chemicals – 1.7%
Cytec Industries, Inc.	41,200	2,247,872

		2,247,872
Commercial Banks – 3.6%
Hancock Holding Co.	34,100	1,339,789
IBERIABANK Corp.	36,100	1,605,367
PrivateBancorp, Inc.	57,700	1,752,926

		4,698,082
Commercial Services & Supplies – 1.0%
Waste Connections, Inc.(1)	42,900	1,369,797

		1,369,797
Communications Equipment – 3.3%
Blue Coat Systems, Inc.(1)	61,200	863,532
Comtech Telecommunications Corp.(1)	29,600	1,450,400
Foundry Networks, Inc.(1)	169,400	2,002,308

		4,316,240
Construction & Engineering – 2.4%
Aecom Technology Corp.(1)	66,100	2,150,233
Perini Corp.(1)	29,100	961,755

		3,111,988
Containers & Packaging – 1.2%
Packaging Corp. of America	76,400	1,643,364

		1,643,364
Diversified Consumer Services – 1.2%
Capella Education Co.(1)	27,400	1,634,410

		1,634,410
Diversified Telecommunication Services – 1.6%
PAETEC Holding Corp.(1)	329,170	2,090,229

		2,090,229
Electric Utilities – 1.2%
Cleco Corp.	64,900	1,514,117

		1,514,117
Electrical Equipment – 1.8%
Regal-Beloit Corp.	57,600	2,433,600

		2,433,600
Electronic Equipment & Instruments – 0.4%
Universal Display Corp.(1)	43,000	529,760

		529,760
Energy Equipment & Services – 1.2%
Dril-Quip, Inc.(1)	24,800	1,562,400

		1,562,400

June 30, 2008 (unaudited)	Shares	Value

Food Products – 3.9%
B&G Foods, Inc., Class A	227,720	$2,126,905
Ralcorp Holdings, Inc.(1)	45,800	2,264,352
Zhongpin, Inc.(1)	58,900	736,250

		5,127,507
Health Care Equipment & Supplies – 5.3%
Immucor, Inc.(1)	70,200	1,816,776
Meridian Bioscience, Inc.	37,700	1,014,884
NuVasive, Inc.(1)	55,800	2,492,028
Volcano Corp.(1)	134,270	1,638,094

		6,961,782
Health Care Providers & Services – 7.2%
Air Methods Corp.(1)	35,200	880,000
Brookdale Senior Living, Inc.	74,200	1,510,712
HMS Holdings Corp.(1)	39,300	843,771
Pediatrix Medical Group, Inc.(1)	42,800	2,107,044
Psychiatric Solutions, Inc.(1)	109,100	4,128,344

		9,469,871
Hotels, Restaurants & Leisure – 5.4%
Chipotle Mexican Grill, Inc., Class B(1)	15,300	1,153,008
Jack in the Box, Inc.(1)	149,200	3,343,572
Papa John’s International, Inc.(1)	48,200	1,281,638
WMS Industries, Inc.(1)	42,500	1,265,225

		7,043,443
Information Technology Services – 4.3%
CACI International, Inc., Class A(1)	63,300	2,897,241
NeuStar, Inc., Class A(1)	130,800	2,820,048

		5,717,289
Insurance – 4.2%
AmTrust Financial Services, Inc.	175,100	2,206,260
Hanover Insurance Group, Inc.	78,000	3,315,000

		5,521,260
Internet Software & Services – 1.1%
TheStreet.com, Inc.	226,200	1,472,562

		1,472,562
Life Sciences Tools & Services – 1.8%
Sequenom, Inc.(1)	150,400	2,400,384

		2,400,384
Machinery – 3.1%
EnPro Industries, Inc.(1)	53,900	2,012,626
FreightCar America, Inc.	18,700	663,850
Gardner Denver, Inc.(1)	25,000	1,420,000

		4,096,476
Oil, Gas & Consumable Fuels – 9.9%
GeoMet, Inc.(1)	171,700	1,627,716
GMX Resources, Inc.(1)	25,399	1,882,066
Holly Corp.	77,100	2,846,532
SemGroup Energy Partners, L.P.	97,290	2,465,329
Targa Resources Partners, L.P.	113,390	2,613,639
Teekay LNG Partners, L.P.	63,500	1,671,955

		13,107,237
Pharmaceuticals – 0.5%
Biodel, Inc.(1)	47,225	613,925

		613,925

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Real Estate Investment Trusts – 6.7%
CapLease, Inc.	198,640	$1,487,814
Chimera Investment Corp.	185,707	1,673,220
Digital Realty Trust, Inc.	102,240	4,182,638
Healthcare Realty Trust, Inc.	61,500	1,461,855

		8,805,527
Semiconductors & Semiconductor Equipment – 5.2%
Atheros Communications(1)	46,100	1,383,000
Cavium Networks, Inc.(1)	63,700	1,337,700
Netlogic Microsystems, Inc.(1)	19,600	650,720
Silicon Motion Technology Corp., ADR(1)(2)	107,900	1,559,155
Varian Semiconductor Equipment Associates, Inc.(1)	55,400	1,929,028

		6,859,603
Software – 6.8%
Blackboard, Inc.(1)	54,500	2,083,535
FactSet Research Systems, Inc.	63,600	3,584,496
Informatica Corp.(1)	127,200	1,913,088
Take-Two Interactive Software, Inc.(1)	55,100	1,408,907

		8,990,026
Specialty Retail – 0.7%
OfficeMax, Inc.	69,600	967,440

		967,440
Textiles, Apparel & Luxury Goods – 2.7%
Phillips-Van Heusen Corp.	39,600	1,450,152
Quiksilver, Inc.(1)	216,200	2,123,084

		3,573,236

Total Common Stocks (Cost $134,666,239)		129,533,744

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	29	1,183
RS Emerging Growth Fund, Class Y(3)	39	1,348
RS Emerging Markets Fund, Class A(3)	39	954
RS Equity Dividend Fund, Class Y(3)	16	134
RS Global Natural Resources Fund, Class Y(3)	20	865
RS Growth Fund, Class Y(3)	64	794
RS Investment Quality Bond Fund, Class A(3)	14	137
RS Investors Fund, Class Y(3)	61	574
RS MidCap Opportunities Fund, Class Y(3)	31	375
RS Partners Fund, Class Y(3)	26	776
RS S&P 500 Index Fund, Class A(3)	15	130
RS Smaller Company Growth Fund, Class Y(3)	14	240
RS Technology Fund, Class Y(3)	30	437
RS Value Fund, Class Y(3)	55	1,403

Total Other Investments (Cost $9,661)		9,350

June 30, 2008 (unaudited)	Shares	Value

Short-Term Investments – 1.5%
State Street Institutional Liquid Reserves(4)	2,022,505	$2,022,505

Total Short-Term Investments (Cost $2,022,505)		2,022,505

Total Investments – 99.8% (Cost $136,698,405)		131,565,599

Other Assets, Net – 0.2%		238,475

Total Net Assets – 100.0%		$131,804,074

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$131,565,599
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$131,565,599

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Core Equity Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 99.9%
Aerospace & Defense – 3.6%
General Dynamics Corp.	132,200	$11,131,240
The Boeing Co.	301,100	19,788,292

		30,919,532
Airlines – 0.4%
AMR Corp.(1)	615,590	3,151,821

		3,151,821
Automobiles – 1.0%
General Motors Corp.	755,000	8,682,500

		8,682,500
Biotechnology – 4.9%
Celgene Corp.(1)	332,100	21,211,227
Cephalon, Inc.(1)	179,600	11,977,524
Gilead Sciences, Inc.(1)	160,600	8,503,770

		41,692,521
Capital Markets – 2.3%
The Goldman Sachs Group, Inc.	113,900	19,921,110

		19,921,110
Commercial Banks – 1.0%
KeyCorp	768,600	8,439,228

		8,439,228
Commercial Services & Supplies – 3.3%
Republic Services, Inc.	953,300	28,313,010

		28,313,010
Communications Equipment – 4.6%
Nokia Oyj, ADR(2)	912,900	22,366,050
QUALCOMM, Inc.	379,800	16,851,726

		39,217,776
Computers & Peripherals – 2.1%
Apple, Inc.(1)	51,100	8,556,184
EMC Corp.(1)	642,300	9,435,387

		17,991,571
Construction & Engineering – 2.3%
KBR, Inc.	553,600	19,326,176

		19,326,176
Consumer Finance – 0.4%
SLM Corp.(1)	179,400	3,471,390

		3,471,390
Diversified Financial Services – 3.3%
Interactive Brokers Group, Inc., Class A(1)	435,880	14,004,824
JPMorgan Chase & Co.	409,500	14,049,945

		28,054,769
Diversified Telecommunication Services – 2.1%
AT&T, Inc.	529,897	17,852,230

		17,852,230
Electrical Equipment – 0.8%
Rockwell Automation, Inc.	158,400	6,926,832

		6,926,832
Electronic Equipment & Instruments – 0.5%
Tyco Electronics Ltd.	112,575	4,032,437

		4,032,437
Energy Equipment & Services – 6.1%
Halliburton Co.	970,300	51,493,821

		51,493,821

June 30, 2008 (unaudited)	Shares	Value

Food Products – 4.0%
Campbell Soup Co.	455,700	$15,247,722
General Mills, Inc.	308,200	18,729,314

		33,977,036
Health Care Equipment & Supplies – 1.6%
Covidien Ltd.	200,675	9,610,326
Hologic, Inc.(1)	191,700	4,179,060

		13,789,386
Health Care Providers & Services – 2.7%
Cardinal Health, Inc.	258,500	13,333,430
Medco Health Solutions, Inc.(1)	207,700	9,803,440

		23,136,870
Hotels, Restaurants & Leisure – 1.7%
McDonald’s Corp.	252,000	14,167,440

		14,167,440
Household Durables – 1.4%
Newell Rubbermaid, Inc.	699,500	11,744,605

		11,744,605
Independent Power Producers & Energy Traders – 3.1%
The AES Corp.(1)	1,380,600	26,521,326

		26,521,326
Industrial Conglomerates – 2.0%
Tyco International Ltd.	415,400	16,632,616

		16,632,616
Information Technology Services – 5.5%
Fidelity National Information Services, Inc.	199,017	7,345,717
MasterCard, Inc., Class A	124,000	32,924,480
Western Union Co.	245,800	6,076,176

		46,346,373
Insurance – 6.7%
Aon Corp.	506,500	23,268,610
The Chubb Corp.	415,900	20,383,259
W. R. Berkley Corp.	540,200	13,051,232

		56,703,101
Internet Software & Services – 1.3%
eBay, Inc.(1)	234,000	6,395,220
Google, Inc., Class A(1)	9,400	4,948,348

		11,343,568
Media – 3.9%
Gannett Co., Inc.	391,400	8,481,638
Grupo Televisa S.A., ADR(2)	506,000	11,951,720
The McGraw-Hill Companies, Inc.	327,500	13,139,300

		33,572,658
Oil, Gas & Consumable Fuels – 7.3%
Chevron Corp.	159,000	15,761,670
Devon Energy Corp.	53,200	6,392,512
Enterprise Products Partners, L.P.	868,610	25,658,739
Kinder Morgan Energy Partners, L.P.	260,200	14,500,946

		62,313,867
Pharmaceuticals – 6.2%
Abbott Laboratories	582,500	30,855,025
Pfizer, Inc.	487,500	8,516,625
Schering-Plough Corp.	670,500	13,202,145

		52,573,795
Software – 2.2%
Nintendo Co. Ltd., ADR(2)	270,300	18,880,455

		18,880,455

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Specialty Retail – 2.0%
Best Buy Co., Inc.	194,800	$7,714,080
The Home Depot, Inc.	408,200	9,560,044

		17,274,124
Thrifts & Mortgage Finance – 3.7%
Freddie Mac	393,700	6,456,680
People’s United Financial, Inc.	1,613,100	25,164,360

		31,621,040
Tobacco – 3.8%
Altria Group, Inc.	539,900	11,100,344
Philip Morris International, Inc.	428,900	21,183,371

		32,283,715
Wireless Telecommunication Services – 2.1%
America Movil SAB de C.V., ADR, Series L(2)	342,000	18,040,500

		18,040,500

Total Common Stocks (Cost $805,416,549)		850,409,199

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Emerging Growth Fund, Class Y(3)	213	7,388
RS Emerging Markets Fund, Class A(3)	208	5,030
RS Equity Dividend Fund, Class Y(3)	96	810
RS Global Natural Resources Fund, Class Y(3)	108	4,727
RS Growth Fund, Class Y(3)	317	3,918
RS Investment Quality Bond Fund, Class A(3)	86	827
RS Investors Fund, Class Y(3)	285	2,704
RS MidCap Opportunities Fund, Class Y(3)	146	1,765
RS Partners Fund, Class Y(3)	144	4,268
RS S&P 500 Index Fund, Class A(3)	90	790
RS Smaller Company Growth Fund, Class Y(3)	86	1,454
RS Technology Fund, Class Y(3)	153	2,245
RS Value Fund, Class Y(3)	291	7,454

Total Other Investments (Cost $46,891)		43,380

	Shares	Value
Short-Term Investments – 3.7%
State Street Institutional Liquid Reserves(4)	31,558,768	31,558,768

Total Short-Term Investments (Cost $31,558,768)		31,558,768

Total Investments – 103.6% (Cost $837,022,208)		882,011,347

Other Liabilities, Net – (3.6)%		(30,728,227)

Total Net Assets – 100.0%		$851,283,120

(1)	Non-income producing security.
(2)	ADR — American Depositary Receipt.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.
(4)	Money Market Fund registered under the Investment Company Act of 1940.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$882,011,347
Level 2 – Significant Other Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total	$882,011,347

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Equity Dividend Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 97.5%
Aerospace & Defense – 3.6%
Lockheed Martin Corp.	900	$88,794
The Boeing Co.	3,770	247,764

		336,558
Air Freight & Logistics – 1.2%
United Parcel Service, Inc., Class B	1,870	114,949

		114,949
Auto Components – 1.3%
Johnson Controls, Inc.	4,180	119,882

		119,882
Capital Markets – 1.2%
Bank of New York Mellon Corp.	3,110	117,651

		117,651
Commercial Banks – 2.0%
National City Corp.	9,800	46,746
The Colonial BancGroup, Inc.	21,570	95,339
Wachovia Corp.	2,800	43,484

		185,569
Communications Equipment – 4.8%
Nokia Oyj, ADR(1)	13,780	337,610
QUALCOMM, Inc.	2,590	114,918

		452,528
Containers & Packaging – 1.0%
Packaging Corp. of America	4,310	92,708

		92,708
Diversified Financial Services – 2.1%
JPMorgan Chase & Co.	5,850	200,714

		200,714
Diversified Telecommunication Services – 3.7%
AT&T, Inc.	10,360	349,029

		349,029
Electric Utilities – 2.4%
Cleco Corp.	5,760	134,381
Pepco Holdings, Inc.	3,720	95,418

		229,799
Energy Equipment & Services – 4.0%
Halliburton Co.	7,020	372,552

		372,552
Food & Staples Retailing – 1.1%
Sysco Corp.	3,900	107,289

		107,289
Food Products – 3.2%
B&G Foods, Inc., Class A	12,260	114,508
General Mills, Inc.	710	43,147
Unilever PLC, ADR(1)	5,020	142,618

		300,273
Health Care Equipment & Supplies – 0.5%
Meridian Bioscience, Inc.	1,590	42,803

		42,803
Health Care Providers & Services – 5.9%
Brookdale Senior Living, Inc.	13,290	270,584
Cardinal Health, Inc.	5,580	287,817

		558,401

June 30, 2008 (unaudited)	Shares	Value

Household Durables – 0.9%
Newell Rubbermaid, Inc.	4,950	$83,111

		83,111
Insurance – 4.0%
ACE Ltd.	2,310	127,258
Lincoln National Corp.	3,700	167,684
The Chubb Corp.	1,710	83,807

		378,749
Internet Software & Services – 0.5%
TheStreet.com, Inc.	7,000	45,570

		45,570
Leisure Equipment & Products – 1.1%
Mattel, Inc.	5,810	99,467

		99,467
Media – 1.3%
The McGraw-Hill Companies, Inc.	3,090	123,971

		123,971
Multi-Utilities – 3.6%
OGE Energy Corp.	6,060	192,163
PG&E Corp.	3,660	145,265

		337,428
Multiline Retail – 1.4%
Target Corp.	2,810	130,637

		130,637
Oil, Gas & Consumable Fuels – 26.8%
Enterprise Products Partners, L.P.	15,110	446,350
Hiland Holdings GP, L.P.	8,510	229,259
Hiland Partners, L.P.	8,230	409,607
Holly Corp.	7,020	259,178
Kinder Morgan Energy Partners, L.P.	780	43,469
Plains All American Pipeline, L.P.	7,400	333,814
SemGroup Energy Partners, L.P.	7,870	199,426
Targa Resources Partners, L.P.	19,240	443,482
Teekay LNG Partners, L.P.	5,750	151,398

		2,515,983
Pharmaceuticals – 4.9%
Abbott Laboratories	6,280	332,652
Schering-Plough Corp.	6,400	126,016

		458,668
Real Estate Investment Trusts – 5.6%
Annaly Capital Management, Inc.	15,470	239,940
CapLease, Inc.	13,420	100,516
Digital Realty Trust, Inc.	3,330	136,230
Healthcare Realty Trust, Inc.	1,934	45,971

		522,657
Software – 2.6%
Microsoft Corp.	5,130	141,126
Nintendo Co., Ltd., ADR(1)	1,500	104,775

		245,901
Specialty Retail – 1.5%
Best Buy Co., Inc.	1,870	74,052
The Home Depot, Inc.	3,020	70,728

		144,780
Thrifts & Mortgage Finance – 2.5%
People’s United Financial, Inc.	14,790	230,724

		230,724

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Wireless Telecommunication Services – 2.8%
America Movil SAB de C.V., ADR, Series L(1)	4,920	$259,530

		259,530

Total Common Stocks (Cost $9,990,138)		9,157,881

	Principal Amount	Value

Convertible Bonds – 0.6%
Biotechnology – 0.6%
Gilead Sciences, Inc. Convt. 0.625% due 5/1/2013	$35,000	51,800

		51,800

Total Convertible Bonds (Cost $38,150)		51,800

	Shares	Value
Preferred Stocks – 1.0%
Commercial Banks – 1.0%
Keycorp, 7.75%, Series A(2)	1,000	96,000

		96,000

Total Preferred Stocks (Cost $100,000)		96,000

	Shares	Value
Short-Term Investments – 1.9%
State Street Institutional Liquid Reserves(3)	177,526	177,526

Total Short-Term Investments (Cost $177,526)		177,526

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(4)	1	46
RS Emerging Growth Fund, Class Y(4)	2	60
RS Emerging Markets Fund, Class A(4)	2	36
RS Global Natural Resources Fund, Class Y(4)	1	54
RS Growth Fund, Class Y(4)	2	17
RS Investment Quality Bond Fund, Class A(4)	1	9
RS Investors Fund, Class Y(4)	1	4
RS MidCap Opportunities Fund, Class Y(4)(5)	—	4
RS Partners Fund, Class Y(4)	1	40
RS S&P 500 Index Fund, Class A(4)	1	9
RS Smaller Company Growth Fund, Class Y(4)	1	16
RS Technology Fund, Class Y(4)	1	14
RS Value Fund, Class Y(4)	2	54

Total Other Investments (Cost $354)		363

Total Investments – 101.0% (Cost $10,306,168)		9,483,570

Other Liabilities, Net – (1.0)%		(92,006)

Total Net Assets – 100.0%		$9,391,564
(1)	ADR — American Depositary Receipt.
(2)	Non-income producing security.
(3)	Money Market Fund registered under the Investment Company Act of 1940.
(4)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees.
(5)	Rounds to less than one share.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$9,431,770
Level 2 – Significant Other Observable Inputs	51,800
Level 3 – Significant Unobservable Inputs	—

Total	$9,483,570

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS S&P 500 Index Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 96.8%
Aerospace & Defense – 2.6%
General Dynamics Corp.	5,150	$433,630
Goodrich Corp.	1,543	73,231
Honeywell International, Inc.	9,524	478,867
L-3 Communications Holdings, Inc.	1,600	145,392
Lockheed Martin Corp.	4,304	424,633
Northrop Grumman Corp.	4,340	290,346
Precision Castparts Corp.	1,700	163,829
Raytheon Co.	5,329	299,916
Rockwell Collins, Inc.	1,845	88,486
The Boeing Co.	9,888	649,839
United Technologies Corp.	12,610	778,037

		3,826,206
Air Freight & Logistics – 0.9%
C.H. Robinson Worldwide, Inc.	2,300	126,132
Expeditors International of Washington, Inc.	2,700	116,100
FedEx Corp.	3,650	287,584
United Parcel Service, Inc., Class B	13,315	818,473

		1,348,289
Airlines – 0.1%
Southwest Airlines Co.	9,932	129,513

		129,513
Auto Components – 0.2%
Johnson Controls, Inc.	7,374	211,486
The Goodyear Tire & Rubber Co.(1)	2,865	51,083

		262,569
Automobiles – 0.2%
Ford Motor Co.(1)	28,459	136,888
General Motors Corp.	7,379	84,858
Harley-Davidson, Inc.	2,738	99,280

		321,026
Beverages – 2.4%
Anheuser-Busch Cos., Inc.	9,391	583,369
Brown-Forman Corp., Class B	690	52,143
Coca-Cola Enterprises, Inc.	2,564	44,357
Constellation Brands, Inc., Class A(1)	3,100	61,566
Molson Coors Brewing Co., Class B	1,250	67,913
Pepsi Bottling Group, Inc.	1,859	51,903
PepsiCo, Inc.	20,565	1,307,728
The Coca-Cola Co.	25,332	1,316,758

		3,485,737
Biotechnology – 1.4%
Amgen, Inc.(1)	13,858	653,543
Biogen Idec, Inc.(1)	3,822	213,612
Celgene Corp.(1)	5,500	351,285
Genzyme Corp.(1)	3,479	250,557
Gilead Sciences, Inc.(1)	11,900	630,105

		2,099,102
Building Products – 0.0%
Masco Corp.	3,683	57,934

		57,934
Capital Markets – 2.3%
American Capital Strategies Ltd.	2,400	57,048
Ameriprise Financial, Inc.	2,830	115,096
E*TRADE Financial Corp.(1)	5,500	17,270
Federated Investors, Inc., Class B	1,100	37,862
Franklin Resources, Inc.	2,001	183,392
Janus Capital Group, Inc.	1,884	49,870

June 30, 2008 (unaudited)	Shares	Value

Capital Markets (continued)
Legg Mason, Inc.	1,600	$69,712
Lehman Brothers Holdings, Inc.	6,798	134,668
Merrill Lynch & Co., Inc.	12,454	394,916
Morgan Stanley	14,208	512,483
Northern Trust Corp.	2,595	177,939
State Street Corp.	4,614	295,250
T. Rowe Price Group, Inc.	3,456	195,160
The Charles Schwab Corp.	11,589	238,038
The Goldman Sachs Group, Inc.	5,066	886,043

		3,364,747
Chemicals – 2.0%
Air Products & Chemicals, Inc.	2,481	245,272
Ashland, Inc.	966	46,561
E.I. du Pont de Nemours & Co.	11,409	489,332
Eastman Chemical Co.	1,083	74,575
Ecolab, Inc.	2,453	105,454
Hercules, Inc.	1,497	25,344
International Flavors & Fragrances, Inc.	1,377	53,786
Monsanto Co.	6,972	881,540
PPG Industries, Inc.	2,174	124,722
Praxair, Inc.	3,832	361,128
Rohm and Haas Co.	1,534	71,239
Sigma-Aldrich Corp.	1,686	90,808
The Dow Chemical Co.	12,365	431,662

		3,001,423
Commercial Banks – 2.5%
Bank of New York Mellon Corp.	14,376	543,844
BB&T Corp.	6,963	158,547
Comerica, Inc.	2,148	55,053
Fifth Third Bancorp	6,746	68,674
First Horizon National Corp.	1,245	9,250
Huntington Bancshares, Inc.	4,500	25,965
KeyCorp	4,965	54,516
M&T Bank Corp.	800	56,432
Marshall & Ilsley Corp.	3,714	56,936
National City Corp.	8,365	39,901
PNC Financial Services Group, Inc.	4,177	238,507
Regions Financial Corp.	8,467	92,375
SunTrust Banks, Inc.	4,376	158,499
U.S. Bancorp	22,104	616,481
Wachovia Corp.	27,457	426,407
Wells Fargo & Co.	42,874	1,018,257
Zions Bancorporation	1,438	45,283

		3,664,927
Commercial Services & Supplies – 0.5%
Allied Waste Industries, Inc.(1)	4,995	63,037
Avery Dennison Corp.	1,581	69,453
Cintas Corp.	1,525	40,428
Equifax, Inc.	1,552	52,178
Monster Worldwide, Inc.(1)	1,707	35,181
Pitney Bowes, Inc.	2,834	96,639
R.R. Donnelley & Sons Co.	2,723	80,846
Robert Half International, Inc.	1,847	44,273
Waste Management, Inc.	5,874	221,509

		703,544
Communications Equipment – 2.4%
Ciena Corp.(1)	900	20,853
Cisco Systems, Inc.(1)	77,042	1,791,997
Corning, Inc.	19,997	460,931
JDS Uniphase Corp.(1)	2,954	33,557
Juniper Networks, Inc.(1)	6,800	150,824

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Communications Equipment (continued)
Motorola, Inc.	28,425	$208,640
QUALCOMM, Inc.	20,904	927,510
Tellabs, Inc.(1)	5,897	27,421

		3,621,733
Computers & Peripherals – 4.5%
Apple, Inc.(1)	11,269	1,886,881
Dell, Inc.(1)	26,126	571,637
EMC Corp.(1)	26,268	385,877
Hewlett-Packard Co.	32,598	1,441,158
International Business Machines Corp.	17,581	2,083,876
Lexmark International Group, Inc., Class A(1)	1,223	40,885
NetApp, Inc.(1)	3,902	84,517
QLogic Corp.(1)	1,398	20,397
SanDisk Corp.(1)	3,000	56,100
Sun Microsystems, Inc.(1)	10,208	111,063
Teradata Corp.(1)	2,058	47,622

		6,730,013
Construction & Engineering – 0.2%
Fluor Corp.	1,150	213,992
Jacobs Engineering Group, Inc.(1)	1,500	121,050

		335,042
Construction Materials – 0.1%
Vulcan Materials Co.	1,239	74,067

		74,067
Consumer Finance – 0.6%
American Express Co.	14,851	559,437
Capital One Financial Corp.	4,678	177,811
Discover Financial Services	6,104	80,390
SLM Corp.(1)	5,901	114,184

		931,822
Containers & Packaging – 0.1%
Ball Corp.	1,226	58,529
Bemis Co., Inc.	1,504	33,720
Pactiv Corp.(1)	1,461	31,017
Sealed Air Corp.	2,362	44,902

		168,168
Distributors – 0.1%
Genuine Parts Co.	2,486	98,644

		98,644
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class A(1)	1,845	81,660
H & R Block, Inc.	3,608	77,211

		158,871
Diversified Financial Services – 3.2%
Bank of America Corp.	56,401	1,346,292
CIT Group, Inc.	3,600	24,516
Citigroup, Inc.	66,762	1,118,931
CME Group, Inc.	700	268,233
IntercontinentalExchange, Inc.(1)	900	102,600
JPMorgan Chase & Co.	43,098	1,478,692
Leucadia National Corp.	2,200	103,268
Moody’s Corp.	2,818	97,052
NYSE Euronext	3,400	172,244

		4,711,828
Diversified Telecommunication Services – 2.9%
AT&T, Inc.	77,302	2,604,304
CenturyTel, Inc.	1,392	49,541

June 30, 2008 (unaudited)	Shares	Value

Diversified Telecommunication Services (continued)
Citizens Communications Co.	3,419	$38,772
Embarq Corp.	1,790	84,613
Qwest Communications International, Inc.	19,123	75,154
Verizon Communications, Inc.	36,885	1,305,729
Windstream Corp.	6,011	74,176

		4,232,289
Electric Utilities – 2.9%
Allegheny Energy, Inc.	2,153	107,887
Ameren Corp.	2,971	125,465
American Electric Power, Inc.	5,384	216,598
CenterPoint Energy, Inc.	4,248	68,181
CMS Energy Corp.	2,596	38,680
Consolidated Edison, Inc.	3,075	120,202
Dominion Resources, Inc.	6,940	329,581
DTE Energy Co.	2,078	88,190
Duke Energy Corp.	15,080	262,091
Edison International	3,648	187,434
Entergy Corp.	2,618	315,417
Exelon Corp.	8,504	765,020
FirstEnergy Corp.	3,649	300,422
FPL Group, Inc.	5,314	348,492
Pepco Holdings, Inc.	2,500	64,125
Pinnacle West Capital Corp.	1,212	37,293
PPL Corp.	4,884	255,287
Progress Energy, Inc.	3,269	136,742
Southern Co.	9,246	322,870
TECO Energy, Inc.	2,624	56,390
Xcel Energy, Inc.	4,201	84,314

		4,230,681
Electrical Equipment – 0.5%
Cooper Industries Ltd., Class A	2,218	87,611
Emerson Electric Co.	9,928	490,939
Rockwell Automation, Inc.	2,045	89,428

		667,978
Electronic Equipment & Instruments – 0.3%
Agilent Technologies, Inc.(1)	4,582	162,844
Jabil Circuit, Inc.	2,226	36,529
Molex, Inc.	1,802	43,987
Tyco Electronics Ltd.	6,752	241,856

		485,216
Energy Equipment & Services – 3.5%
Baker Hughes, Inc.	4,064	354,950
BJ Services Co.	3,434	109,682
Cameron International Corp.(1)	2,800	154,980
ENSCO International, Inc.	1,900	153,406
Halliburton Co.	11,280	598,630
Nabors Industries, Ltd.(1)	3,684	181,363
National-Oilwell Varco, Inc.(1)	5,200	461,344
Noble Corp.	3,516	228,399
Rowan Companies, Inc.	1,317	61,570
Schlumberger Ltd.	15,206	1,633,581
Smith International, Inc.	2,700	224,478
Transocean, Inc.(1)	4,078	621,446
Weatherford International Ltd.(1)	8,600	426,474

		5,210,303
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	5,459	382,894
CVS Caremark Corp.	18,789	743,481
Safeway, Inc.	6,030	172,156
SUPERVALU, Inc.	2,959	91,404

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS S&P 500 Index Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

Food & Staples Retailing (continued)
Sysco Corp.	7,231	$198,925
The Kroger Co.	8,800	254,056
Wal-Mart Stores, Inc.	29,852	1,677,682
Walgreen Co.	12,572	408,716
Whole Foods Market, Inc.	1,800	42,642

		3,971,956
Food Products – 1.5%
Archer-Daniels-Midland Co.	7,968	268,920
Campbell Soup Co.	2,769	92,651
ConAgra Foods, Inc.	5,128	98,868
Dean Foods Co.(1)	1,700	33,354
General Mills, Inc.	4,546	276,260
H.J. Heinz Co.	3,523	168,575
Kellogg Co.	3,544	170,183
Kraft Foods, Inc., Class A	19,906	566,326
McCormick & Co., Inc.	1,968	70,179
Sara Lee Corp.	10,169	124,570
The Hershey Co.	1,820	59,660
Tyson Foods, Inc., Class A	3,000	44,820
Wm. Wrigley Jr. Co.	2,912	226,495

		2,200,861
Gas Utilities – 0.1%
Integrys Energy Group, Inc.	434	22,060
Nicor, Inc.	674	28,706
Questar Corp.	2,400	170,496

		221,262
Health Care Equipment & Supplies – 2.0%
Baxter International, Inc.	7,970	509,602
Becton, Dickinson and Co.	2,989	243,006
Boston Scientific Corp.(1)	16,418	201,777
C.R. Bard, Inc.	1,242	109,234
Covidien Ltd.	6,352	304,197
Hospira, Inc.(1)	1,980	79,418
Intuitive Surgical, Inc.(1)	500	134,700
Medtronic, Inc.	14,480	749,340
St. Jude Medical, Inc.(1)	4,134	168,998
Stryker Corp.	2,894	181,975
Varian Medical Systems, Inc.(1)	1,400	72,590
Zimmer Holdings, Inc.(1)	3,013	205,034

		2,959,871
Health Care Providers & Services – 1.8%
Aetna, Inc.	6,244	253,069
AmerisourceBergen Corp.	2,108	84,299
Cardinal Health, Inc.	4,558	235,102
CIGNA Corp.	3,763	133,173
Coventry Health Care, Inc.(1)	1,800	54,756
Express Scripts, Inc.(1)	3,160	198,195
Humana, Inc.(1)	2,089	83,080
Laboratory Corp. of America Holdings(1)	1,500	104,445
McKesson Corp.	3,885	217,210
Medco Health Solutions, Inc.(1)	6,622	312,558
Patterson Companies, Inc.(1)	1,800	52,902
Quest Diagnostics, Inc.	2,076	100,624
Tenet Healthcare Corp.(1)	6,941	38,592
UnitedHealth Group, Inc.	16,140	423,675
WellPoint, Inc.(1)	7,012	334,192

		2,625,872
Health Care Technology – 0.0%
IMS Health, Inc.	2,417	56,316

		56,316

June 30, 2008 (unaudited)	Shares	Value

Hotels, Restaurants & Leisure – 1.3%
Carnival Corp.	6,014	$198,221
Darden Restaurants, Inc.	1,675	53,500
International Game Technology	4,056	101,319
Marriott International, Inc., Class A	4,086	107,217
McDonald’s Corp.	15,021	844,481
Starbucks Corp.(1)	9,596	151,041
Starwood Hotels & Resorts Worldwide, Inc.	2,541	101,818
Wendy’s International, Inc.	823	22,402
Wyndham Worldwide Corp.	2,652	47,497
Yum! Brands, Inc.	6,468	226,962

		1,854,458
Household Durables – 0.4%
Black & Decker Corp.	827	47,561
Centex Corp.	1,384	18,504
D.R. Horton, Inc.	3,400	36,890
Fortune Brands, Inc.	1,919	119,765
Harman International Industries, Inc.	700	28,973
KB HOME	1,236	20,926
Leggett & Platt, Inc.	2,782	46,654
Lennar Corp., Class A	2,100	25,914
Newell Rubbermaid, Inc.	3,827	64,255
Pulte Homes, Inc.	2,692	25,924
Snap-On, Inc.	811	42,180
The Stanley Works	1,228	55,051
Whirlpool Corp.	1,060	65,434

		598,031
Household Products – 2.2%
Clorox Co.	1,690	88,218
Colgate-Palmolive Co.	6,548	452,467
Kimberly-Clark Corp.	5,404	323,051
The Procter & Gamble Co.	39,501	2,402,056

		3,265,792
Independent Power Producers & Energy Traders – 0.3%
Constellation Energy Group	2,335	191,703
Dynegy, Inc., Class A(1)	4,647	39,732
The AES Corp.(1)	8,032	154,295

		385,730
Industrial Conglomerates – 3.0%
3M Co.	8,994	625,892
General Electric Co.	128,466	3,428,758
Textron, Inc.	3,312	158,744
Tyco International Ltd.	6,252	250,330

		4,463,724
Information Technology Services – 0.9%
Affiliated Computer Services, Inc., Class A(1)	1,400	74,886
Automatic Data Processing, Inc.	6,779	284,040
Cognizant Technology Solutions Corp., Class A(1)	4,000	130,040
Computer Sciences Corp.(1)	2,251	105,437
Convergys Corp.(1)	1,682	24,994
Electronic Data Systems Corp.	5,704	140,547
Fidelity National Information Services, Inc.	2,300	84,893
Fiserv, Inc.(1)	1,689	76,630
Paychex, Inc.	4,310	134,817
Total System Services, Inc.	2,383	52,950
Unisys Corp.(1)	4,516	17,838
Western Union Co.	9,505	234,964

		1,362,036

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Insurance – 3.5%
ACE Ltd.	4,286	$236,116
AFLAC, Inc.	5,959	374,225
American International Group, Inc.	32,206	852,171
Aon Corp.	3,849	176,823
Assurant, Inc.	1,100	72,556
Cincinnati Financial Corp.	2,077	52,756
Genworth Financial, Inc., Class A	6,000	106,860
Lincoln National Corp.	3,365	152,502
Loews Corp.	5,753	269,816
Marsh & McLennan Companies, Inc.	6,735	178,814
MBIA, Inc.	2,515	11,041
MetLife, Inc.	9,597	506,434
Principal Financial Group, Inc.	3,216	134,975
Prudential Financial, Inc.	5,727	342,131
SAFECO Corp.	1,223	82,136
The Allstate Corp.	7,358	335,451
The Chubb Corp.	4,778	234,170
The Hartford Financial Services Group, Inc.	4,061	262,219
The Progressive Corp.	9,044	169,303
The Travelers Companies, Inc.	8,267	358,788
Torchmark Corp.	931	54,603
Unum Group	4,975	101,739
XL Capital Ltd., Class A	2,213	45,499

		5,111,128
Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(1)	3,900	285,987
IAC/InterActiveCorp(1)	2,200	42,416

		328,403
Internet Software & Services – 1.7%
Akamai Technologies, Inc.(1)	2,200	76,538
eBay, Inc.(1)	14,412	393,880
Expedia, Inc.(1)	2,600	47,788
Google, Inc., Class A(1)	3,000	1,579,260
VeriSign, Inc.(1)	2,700	102,060
Yahoo! Inc.(1)	16,901	349,175

		2,548,701
Leisure Equipment & Products – 0.1%
Eastman Kodak Co.	4,324	62,395
Hasbro, Inc.	1,726	61,653
Mattel, Inc.	4,317	73,907

		197,955
Life Sciences Tools & Services – 0.3%
Millipore Corp.(1)	653	44,313
PerkinElmer, Inc.	2,010	55,978
Thermo Fisher Scientific, Inc.(1)	5,468	304,732
Waters Corp.(1)	1,345	86,752

		491,775
Machinery – 1.9%
Caterpillar, Inc.	7,876	581,406
Cummins, Inc.	2,684	175,856
Danaher Corp.	3,276	253,235
Deere & Co.	5,660	408,256
Dover Corp.	2,411	116,620
Eaton Corp.	1,854	157,534
Illinois Tool Works, Inc.	5,342	253,798
Ingersoll-Rand Co. Ltd., Class A	3,854	144,255
ITT Corp.	2,512	159,085
PACCAR, Inc.	4,550	190,327
Pall Corp.	1,735	68,845

June 30, 2008 (unaudited)	Shares	Value

Machinery (continued)
Parker Hannifin Corp.	2,123	$151,412
Terex Corp.(1)	1,400	71,918
The Manitowoc Co., Inc.	1,600	52,048

		2,784,595
Media – 2.8%
CBS Corp., Class B	8,895	173,364
Clear Channel Communications, Inc.	5,560	195,712
Comcast Corp., Class A	39,091	741,556
E.W. Scripps Co., Class A	1,400	58,156
Gannett Co., Inc.	2,765	59,918
Meredith Corp.	690	19,520
News Corp., Class A	29,400	442,176
Omnicom Group, Inc.	4,198	188,406
The DIRECTV Group, Inc.(1)	8,800	228,008
The Interpublic Group of Companies, Inc.(1)	5,651	48,599
The McGraw-Hill Companies, Inc.	4,232	169,788
The New York Times Co., Class A	2,319	35,689
The Walt Disney Co.	24,496	764,275
The Washington Post Co., Class B	75	44,018
Time Warner, Inc.	45,918	679,586
Viacom, Inc., Class B(1)	7,695	235,005

		4,083,776
Metals & Mining – 1.3%
Alcoa, Inc.	10,896	388,115
Allegheny Technologies, Inc.	1,448	85,837
Freeport-McMoran Copper & Gold, Inc., Class B	4,835	566,614
Newmont Mining Corp.	5,819	303,519
Nucor Corp.	3,470	259,105
Titanium Metals Corp.	1,200	16,788
United States Steel Corp.	1,492	275,692

		1,895,670
Multi-Utilities – 0.5%
NiSource, Inc.	4,276	76,626
PG&E Corp.	4,544	180,351
Public Service Enterprise Group, Inc.	6,500	298,545
Sempra Energy	3,327	187,809

		743,331
Multiline Retail – 0.7%
Big Lots, Inc.(1)	1,061	33,146
Dillards, Inc., Class A	901	10,425
Family Dollar Stores, Inc.	1,700	33,898
J.C. Penney Co., Inc.	2,729	99,035
Kohl’s Corp.(1)	3,780	151,351
Macy’s, Inc.	5,736	111,393
Nordstrom, Inc.	2,174	65,872
Sears Holdings Corp.(1)	863	63,569
Target Corp.	10,445	485,588

		1,054,277
Office Electronics – 0.1%
Xerox Corp.	11,648	157,947

		157,947
Oil, Gas & Consumable Fuels – 12.2%
Anadarko Petroleum Corp.	6,052	452,932
Apache Corp.	4,212	585,468
Cabot Oil & Gas Corp.	1,200	81,276
Chesapeake Energy Corp.	5,500	362,780
Chevron Corp.	26,834	2,660,054
ConocoPhillips	20,327	1,918,666

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS S&P 500 Index Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc.	2,300	$258,451
Devon Energy Corp.	5,642	677,943
El Paso Corp.	9,052	196,790
EOG Resources, Inc.	3,148	413,018
Exxon Mobil Corp.	68,980	6,079,207
Hess Corp.	3,616	456,303
Marathon Oil Corp.	9,168	475,544
Massey Energy Co.	1,000	93,750
Murphy Oil Corp.	2,400	235,320
Noble Energy, Inc.	2,300	231,288
Occidental Petroleum Corp.	10,442	938,318
Peabody Energy Corp.	3,300	290,565
Range Resources Corp.	2,000	131,080
Southwestern Energy Co.(1)	4,300	204,723
Spectra Energy Corp.	8,140	233,944
Sunoco, Inc.	1,438	58,512
Tesoro Corp.	1,900	37,563
Valero Energy Corp.	7,000	288,260
Williams Companies, Inc.	7,907	318,731
XTO Energy, Inc.	6,157	421,816

		18,102,302
Paper & Forest Products – 0.2%
International Paper Co.	4,847	112,935
MeadWestvaco Corp.	2,831	67,491
Weyerhaeuser Co.	2,511	128,413

		308,839
Personal Products – 0.2%
Avon Products, Inc.	5,746	206,971
Estee Lauder Companies, Inc., Class A	1,500	69,675

		276,646
Pharmaceuticals – 6.0%
Abbott Laboratories	19,916	1,054,951
Allergan, Inc.	3,770	196,228
Barr Pharmaceuticals, Inc.(1)	1,600	72,128
Bristol-Myers Squibb Co.	25,523	523,987
Eli Lilly & Co.	12,427	573,630
Forest Laboratories, Inc.(1)	3,793	131,769
Johnson & Johnson	36,570	2,352,914
King Pharmaceuticals, Inc.(1)	3,608	37,776
Merck & Co., Inc.	27,762	1,046,350
Mylan, Inc.(1)	4,300	51,901
Pfizer, Inc.	87,192	1,523,244
Schering-Plough Corp.	20,881	411,147
Watson Pharmaceuticals, Inc.(1)	840	22,823
Wyeth	17,040	817,238

		8,816,086
Real Estate Investment Trusts – 1.1%
Apartment Investment & Management Co., Class A	1,079	36,751
AvalonBay Communities, Inc.	1,100	98,076
Boston Properties, Inc.	1,500	135,330
Developers Diversified Realty Corp.	1,700	59,007
Equity Residential	3,360	128,587
General Growth Properties, Inc.	3,300	115,599
HCP, Inc.	2,300	73,163
Host Hotels & Resorts, Inc.	5,800	79,170
Kimco Realty Corp.	3,100	107,012
Plum Creek Timber Co., Inc.	2,159	92,211
ProLogis	3,178	172,724
Public Storage, Inc.	1,600	129,264

June 30, 2008 (unaudited)	Shares	Value

Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	2,960	$266,075
Vornado Realty Trust	1,800	158,400

		1,651,369
Real Estate Management & Development – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,300	44,160

		44,160
Road & Rail – 1.1%
Burlington Northern Santa Fe Corp.	3,863	385,875
CSX Corp.	5,474	343,822
Norfolk Southern Corp.	5,060	317,110
Ryder System, Inc.	810	55,793
Union Pacific Corp.	6,400	483,200

		1,585,800
Semiconductors & Semiconductor Equipment – 2.5%
Advanced Micro Devices, Inc.(1)	7,469	43,544
Altera Corp.	4,786	99,070
Analog Devices, Inc.	3,168	100,647
Applied Materials, Inc.	17,699	337,874
Broadcom Corp., Class A(1)	5,692	155,335
Intel Corp.	74,314	1,596,265
KLA-Tencor Corp.	2,341	95,302
Linear Technology Corp.	2,850	92,824
LSI Corp.(1)	8,583	52,700
MEMC Electronic Materials, Inc.(1)	3,000	184,620
Microchip Technology, Inc.	2,300	70,242
Micron Technology, Inc.(1)	9,730	58,380
National Semiconductor Corp.	3,036	62,359
Novellus Systems, Inc.(1)	1,477	31,298
NVIDIA Corp.(1)	7,180	134,410
Teradyne, Inc.(1)	2,493	27,597
Texas Instruments, Inc.	17,780	500,685
Xilinx, Inc.	3,539	89,360

		3,732,512
Software – 3.4%
Adobe Systems, Inc.(1)	7,100	279,669
Autodesk, Inc.(1)	3,050	103,120
BMC Software, Inc.(1)	2,299	82,764
CA, Inc.	5,248	121,176
Citrix Systems, Inc.(1)	2,659	78,201
Compuware Corp.(1)	2,772	26,445
Electronic Arts, Inc.(1)	3,546	157,549
Intuit, Inc.(1)	4,384	120,867
Microsoft Corp.	102,276	2,813,613
Novell, Inc.(1)	6,727	39,622
Oracle, Corp.(1)	50,299	1,056,279
Symantec Corp.(1)	11,131	215,385

		5,094,690
Specialty Retail – 1.5%
Abercrombie & Fitch Co., Class A	1,200	75,216
Applied Biosystems, Inc.	2,019	67,596
AutoNation, Inc.(1)	1,589	15,922
AutoZone, Inc.(1)	433	52,397
Bed, Bath & Beyond, Inc.(1)	3,734	104,925
Best Buy Co., Inc.	4,134	163,706
GameStop Corp., Class A(1)	2,100	84,840
Limited Brands, Inc.	4,455	75,067
Lowe’s Companies, Inc.	18,506	384,000
Office Depot, Inc.(1)	3,230	35,336
RadioShack Corp.	1,965	24,111
Staples, Inc.	9,279	220,376

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Specialty Retail (continued)
The Gap, Inc.	6,090	$101,520
The Home Depot, Inc.	21,367	500,415
The Sherwin-Williams Co.	1,265	58,102
Tiffany & Co.	1,683	68,582
TJX Companies, Inc.	5,469	172,110

		2,204,221
Textiles, Apparel & Luxury Goods – 0.4%
Coach, Inc.(1)	4,500	129,960
Jones Apparel Group, Inc.	1,039	14,286
Liz Claiborne, Inc.	1,164	16,471
NIKE, Inc., Class B	5,012	298,765
Polo Ralph Lauren Corp.	900	56,502
VF Corp.	1,073	76,376

		592,360
Thrifts & Mortgage Finance – 0.4%
Countrywide Financial Corp.	7,154	30,404
Federal National Mortgage Association	12,454	242,978
Freddie Mac	8,395	137,678
Hudson City Bancorp, Inc.	7,200	120,096
MGIC Investment Corp.	1,632	9,972
Sovereign Bancorp, Inc.	4,055	29,845
Washington Mutual, Inc.	13,664	67,363

		638,336
Tobacco – 1.5%
Altria Group, Inc.	26,865	552,345
Lorillard, Inc.(1)	1,800	124,488
Philip Morris International, Inc.	26,865	1,326,862
Reynolds American, Inc.	2,190	102,207
UST, Inc.	1,962	107,145

		2,213,047
Trading Companies & Distributors – 0.1%
W.W. Grainger, Inc.	944	77,219

		77,219
Wireless Telecommunication Services – 0.4%
American Tower Corp., Class A(1)	5,200	219,700
Sprint Nextel Corp.	36,619	347,881

		567,581

Total Common Stocks (Cost $134,319,390)		143,190,307

	Principal Amount	Value
U.S. Government Securities – 0.2%
U.S. Treasury Bills – 0.2%
United States Treasury Bill
1.217% due 7/24/2008(2)	$50,000	49,961
1.253% due 7/10/2008(2)	20,000	19,994
1.35% due 7/3/2008(2)	55,000	54,996
1.806% due 8/14/2008(2)	60,000	59,867
1.81% due 9/4/2008(2)	30,000	29,902
1.812% due 9/11/2008(2)	60,000	59,783

		274,503

Total U.S. Government Securities (Cost $274,503)		274,503

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	31	$1,246
RS Emerging Growth Fund, Class Y(3)	41	1,440
RS Emerging Markets Fund, Class A(3)	41	995
RS Equity Dividend Fund, Class Y(3)	18	150
RS Global Natural Resources Fund, Class Y(3)	21	912
RS Growth Fund, Class Y(3)	65	807
RS Investment Quality Bond Fund, Class A(3)	16	153
RS Investors Fund, Class Y(3)	61	578
RS MidCap Opportunities Fund, Class Y(3)	31	374
RS Partners Fund, Class Y(3)	28	822
RS Smaller Company Growth Fund, Class Y(3)	16	270
RS Technology Fund, Class Y(3)	31	452
RS Value Fund, Class Y(3)	57	1,475

Total Other Investments (Cost $10,277)		9,674

	Principal Amount	Value
Repurchase Agreements – 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 2.1% dated 6/30/2008, maturity value of $4,496,262, due 7/1/2008, collateralized by FHLMC, 5.68%, due 9/14/2017, with a value of $4,587,281	$4,496,000	4,496,000

Total Repurchase Agreements (Cost $4,496,000)		4,496,000

Total Investments – 100.0% (Cost $139,100,170)		147,970,484

Other Assets, Net – 0.0%		25,961

Total Net Assets – 100.0%		$147,996,445

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	14	9/2008	$4,484	$(291,533)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$147,970,484	$(291,533)
Level 2 – Significant Other Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$147,970,484	$(291,533)

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS Asset Allocation Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 2.8%
Aerospace & Defense – 0.1%
Honeywell International, Inc.	536	$26,950
Lockheed Martin Corp.	246	24,270
Northrop Grumman Corp.	112	7,493
Raytheon Co.	424	23,863
The Boeing Co.	244	16,036
United Technologies Corp.	436	26,901

		125,513
Air Freight & Logistics – 0.0%
United Parcel Service, Inc., Class B	419	25,756

		25,756
Automobiles – 0.0%
Ford Motor Co.(1)	535	2,573
General Motors Corp.	338	3,887
Harley-Davidson, Inc.	319	11,567

		18,027
Beverages – 0.1%
Anheuser-Busch Cos., Inc.	338	20,997
PepsiCo, Inc.	367	23,337
The Coca-Cola Co.	195	10,136

		54,470
Biotechnology – 0.0%
Amgen, Inc.(1)	342	16,129
Biogen Idec, Inc.(1)	117	6,539

		22,668
Building Products – 0.0%
Masco Corp.	508	7,991

		7,991
Capital Markets – 0.1%
Ameriprise Financial, Inc.	194	7,890
Bank of New York Mellon Corp.	683	25,838
Lehman Brothers Holdings, Inc.	160	3,169
Merrill Lynch & Co., Inc.	210	6,659
Morgan Stanley	252	9,090
The Goldman Sachs Group, Inc.	100	17,490

		70,136
Chemicals – 0.1%
E.I. du Pont de Nemours & Co.	335	14,368
Monsanto Co.	200	25,288
Rohm and Haas Co.	170	7,895
The Dow Chemical Co.	267	9,321

		56,872
Commercial Banks – 0.1%
BB&T Corp.	172	3,916
Fifth Third Bancorp	117	1,191
KeyCorp	310	3,404
U.S. Bancorp	712	19,858
Wachovia Corp.	492	7,641
Wells Fargo & Co.	1,100	26,125

		62,135
Commercial Services & Supplies – 0.0%
Cintas Corp.	307	8,139
Waste Management, Inc.	479	18,063

		26,202
Communications Equipment – 0.1%
Cisco Systems, Inc.(1)	2,325	54,079
Corning, Inc.	582	13,415

June 30, 2008 (unaudited)	Shares	Value

Communications Equipment (continued)
Motorola, Inc.	675	$4,955
QUALCOMM, Inc.	568	25,202

		97,651
Computers & Peripherals – 0.1%
Dell, Inc.(1)	776	16,979
EMC Corp.(1)	886	13,015
Hewlett-Packard Co.	815	36,031
International Business Machines Corp.	100	11,853
Sun Microsystems, Inc.(1)	1,029	11,196

		89,074
Consumer Finance – 0.1%
American Express Co.	972	36,615
Capital One Financial Corp.	146	5,550
Discover Financial Services	126	1,659
SLM Corp.(1)	165	3,193

		47,017
Diversified Financial Services – 0.1%
Bank of America Corp.	1,320	31,508
Citigroup, Inc.	1,073	17,984
JPMorgan Chase & Co.	466	15,988

		65,480
Diversified Telecommunication Services – 0.1%
AT&T, Inc.	1,948	65,628
Verizon Communications, Inc.	1,071	37,913
Windstream Corp.	376	4,640

		108,181
Electric Utilities – 0.1%
Duke Energy Corp.	404	7,022
Exelon Corp.	250	22,490
FPL Group, Inc.	128	8,394
Progress Energy, Inc.	195	8,157
Southern Co.	100	3,492

		49,555
Electrical Equipment – 0.0%
Cooper Industries Ltd., Class A	200	7,900

		7,900
Energy Equipment & Services – 0.1%
Baker Hughes, Inc.	105	9,171
Schlumberger Ltd.	362	38,889

		48,060
Food & Staples Retailing – 0.0%
Safeway, Inc.	299	8,537
SUPERVALU, Inc.	152	4,695
The Kroger Co.	409	11,808
Wal-Mart Stores, Inc.	200	11,240

		36,280
Food Products – 0.1%
Archer-Daniels-Midland Co.	294	9,922
Campbell Soup Co.	321	10,741
ConAgra Foods, Inc.	162	3,123
General Mills, Inc.	128	7,779
H.J. Heinz Co.	224	10,718
Kellogg Co.	212	10,180
Kraft Foods, Inc., Class A	426	12,120
The Hershey Co.	234	7,670
Wm. Wrigley Jr. Co.	61	4,745

		76,998

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Health Care Equipment & Supplies – 0.1%
Baxter International, Inc.	328	$20,972
Boston Scientific Corp.(1)	632	7,767
C.R. Bard, Inc.	272	23,923
Medtronic, Inc.	256	13,248
St. Jude Medical, Inc.(1)	184	7,522
Stryker Corp.	100	6,288

		79,720
Health Care Providers & Services – 0.0%
CIGNA Corp.	138	4,884
Tenet Healthcare Corp.(1)	1,512	8,407
WellPoint, Inc.(1)	258	12,296

		25,587
Hotels, Restaurants & Leisure – 0.0%
McDonald’s Corp.	551	30,977
Starbucks Corp.(1)	386	6,076
Wyndham Worldwide Corp.	159	2,848

		39,901
Household Products – 0.1%
The Procter & Gamble Co.	974	59,229

		59,229
Independent Power Producers & Energy Traders – 0.0%
The AES Corp.(1)	1,368	26,279

		26,279
Industrial Conglomerates – 0.0%
3M Co.	236	16,423
General Electric Co.	703	18,763

		35,186
Information Technology Services – 0.0%
Automatic Data Processing, Inc.	242	10,140
Electronic Data Systems Corp.	625	15,400
Paychex, Inc.	257	8,039
Western Union Co.	116	2,867

		36,446
Insurance – 0.1%
AFLAC, Inc.	153	9,608
American International Group, Inc.	615	16,273
Loews Corp.	258	12,100
Marsh & McLennan Companies, Inc.	164	4,354
MetLife, Inc.	100	5,277
The Allstate Corp.	208	9,483
The Chubb Corp.	362	17,741
The Progressive Corp.	512	9,585
The Travelers Cos., Inc.	387	16,796

		101,217
Internet Software & Services – 0.0%
Yahoo! Inc.(1)	384	7,933

		7,933
Leisure Equipment & Products – 0.0%
Mattel, Inc.	448	7,670

		7,670
Machinery – 0.0%
Caterpillar, Inc.	252	18,603
Deere & Co.	200	14,426

		33,029
Media – 0.1%
CBS Corp., Class B	374	7,289
Clear Channel Communications, Inc.	1,046	36,819

June 30, 2008 (unaudited)	Shares	Value

Media (continued)
Comcast Corp., Class A	925	$17,547
The New York Times Co., Class A	495	7,618
The Walt Disney Co.	967	30,171
Time Warner, Inc.	1,112	16,458
Viacom, Inc., Class B(1)	374	11,422

		127,324
Metals & Mining – 0.0%
Alcoa, Inc.	264	9,404

		9,404
Multi-Utilities – 0.0%
Public Service Enterprise Group, Inc.	164	7,533

		7,533
Multiline Retail – 0.0%
Kohl’s Corp.(1)	202	8,088
Target Corp.	281	13,064

		21,152
Oil, Gas & Consumable Fuels – 0.4%
Anadarko Petroleum Corp.	412	30,834
Chevron Corp.	774	76,727
ConocoPhillips	578	54,557
El Paso Corp.	236	5,131
Exxon Mobil Corp.	1,900	167,447
Spectra Energy Corp.	202	5,805

		340,501
Personal Products – 0.0%
Avon Products, Inc.	100	3,602

		3,602
Pharmaceuticals – 0.2%
Allergan, Inc.	232	12,076
Bristol-Myers Squibb Co.	962	19,750
Eli Lilly & Co.	449	20,726
Johnson & Johnson	672	43,236
King Pharmaceuticals, Inc.(1)	279	2,921
Pfizer, Inc.	1,915	33,455
Schering-Plough Corp.	475	9,353

		141,517
Real Estate Investment Trusts – 0.0%
Plum Creek Timber Co., Inc.	483	20,629
Simon Property Group, Inc.	172	15,461

		36,090
Road & Rail – 0.0%
Burlington Northern Santa Fe Corp.	152	15,183
Union Pacific Corp.	200	15,100

		30,283
Semiconductors & Semiconductor Equipment – 0.1%
Applied Materials, Inc.	548	10,461
Broadcom Corp., Class A(1)	432	11,789
Intel Corp.	1,330	28,568
KLA-Tencor Corp.	448	18,238
Linear Technology Corp.	249	8,110
Micron Technology, Inc.(1)	702	4,212
Texas Instruments, Inc.	1,003	28,245

		109,623
Software – 0.1%
Adobe Systems, Inc.(1)	204	8,035
CA, Inc.	490	11,314
Microsoft Corp.	2,445	67,262

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS Asset Allocation Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

Software (continued)
Symantec Corp.(1)	379	$7,334

		93,945
Specialty Retail – 0.1%
Bed, Bath & Beyond, Inc.(1)	316	8,880
Best Buy Co., Inc.	100	3,960
Lowe’s Companies, Inc.	630	13,073
Staples, Inc.	648	15,390
The Gap, Inc.	247	4,117

		45,420
Textiles, Apparel & Luxury Goods – 0.1%
NIKE, Inc., Class B	710	42,323

		42,323
Thrifts & Mortgage Finance – 0.0%
Federal National Mortgage Association	350	6,828
Washington Mutual, Inc.	345	1,701

		8,529
Tobacco – 0.1%
Altria Group, Inc.	616	12,665
Philip Morris International, Inc.	616	30,424
UST, Inc.	209	11,414

		54,503
Wireless Telecommunication Services – 0.0%
Sprint Nextel Corp.	410	3,895

		3,895

Total Common Stocks (Cost $2,626,309)		2,623,807

	Shares	Value
Mutual Funds – 93.6%
Funds – 93.6%
RS S&P 500 Index Fund, Class A(2)(3)	10,169,720	89,595,231

		89,595,231

Total Mutual Funds (Cost $88,804,845)		89,595,231

	Principal Amount	Value
U.S. Government Securities – 0.2%
U.S. Treasury Bills – 0.2%
United States Treasury Bill 1.736% due 9/25/2008(4)	$ 30,000	29,875
1.855% due 9/18/2008(4)	200,000	199,186

		229,061

Total U.S. Government Securities (Cost $229,061)		229,061

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(5)	21	850
RS Emerging Growth Fund, Class Y(5)	28	979
RS Emerging Markets Fund, Class A(5)	28	679
RS Equity Dividend Fund, Class Y(5)	12	101
RS Global Natural Resources Fund, Class Y(5)	14	618

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Growth Fund, Class Y(5)	45	$557
RS Investment Quality Bond Fund, Class A(5)	11	103
RS Investors Fund, Class Y(5)	42	402
RS MidCap Opportunities Fund, Class Y(5)	22	260
RS Partners Fund, Class Y(5)	19	557
RS S&P 500 Index Fund, Class A(5)	11	98
RS Smaller Company Growth Fund, Class Y(5)	11	181
RS Technology Fund, Class Y(5)	21	310
RS Value Fund, Class Y(5)	39	1,007

Total Other Investments (Cost $7,121)		6,702

	Principal Amount	Value
Repurchase Agreements – 3.6%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $3,454,201, due 7/1/2008, collateralized by FHLMC, 5.68%, due 9/14/2017, with a value of $3,527,875	$3,454,000	3,454,000

Total Repurchase Agreements (Cost $3,454,000)		3,454,000

Total Investments – 100.2% (Cost $95,121,336)		95,908,801

Other Liabilities, Net – (0.2)%		(198,065)

Total Net Assets – 100.0%		$95,710,736

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The RS S&P 500 Index Fund schedule of investments is included herein.
(4)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

Description	Number of Contracts	Expiration	Face Value (Thousands)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 INDEX	10	9/2008	$3,203	$(211,425)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$95,908,801	$(211,425)
Level 2 – Significant Other Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$95,908,801	$(211,425)

*	Other financial instruments include futures, forwards and swap contracts.

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

Financial Information

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

	RS Small Cap Core Equity	RS Core Equity	RS Equity Dividend	RS S&P 500 Index	RS Asset Allocation
Assets
Investments, at value	$131,565,599	$882,011,347	$9,483,570	$147,970,484	$6,313,570
Investments in affiliated issuers, at value	—	—	—	—	89,595,231
Cash and cash equivalents	—	—	—	705	215
Dividends/interest receivable	180,301	873,687	27,655	190,585	2,781
Due from adviser	—	—	8,465	—	—
Receivable for fund shares subscribed	105,301	2,064,261	9,665	40,923	11,047
Receivable for investments sold	1,929,079	2,950,606	—	—	—
Receivable for variation margin	—	—	—	3,850	2,745
Prepaid expenses	36,842	22,132	61,718	3,780	24,428
Total Assets	133,817,122	887,922,033	9,591,073	148,210,327	95,950,017
Liabilities
Payable for investments purchased	1,571,436	34,421,698	121,851	1,903	1,317
Payable for fund shares redeemed	123,083	860,774	25,147	3,414	74,397
Payable to adviser	86,633	361,752	—	31,708	2,898
Payable to distributor	37,111	208,332	3,205	20,816	15,669
Trustees’ deferred compensation	9,350	53,374	364	9,870	6,702
Distributions payable	—	—	725	—	—
Accrued transfer agent fees	113,765	403,439	17,673	60,875	81,466
Accrued audit fees	18,292	55,631	11,361	21,111	17,868
Accrued shareholder reports expense	48,476	250,129	16,734	47,278	24,497
Accrued expenses/other liabilities	4,902	23,784	2,449	16,907	14,467
Total Liabilities	2,013,048	36,638,913	199,509	213,882	239,281
Total Net Assets	$131,804,074	$851,283,120	$9,391,564	$147,996,445	$95,710,736
Net Assets Consist of:
Paid-in capital	149,756,096	1,156,145,372	10,896,222	219,465,759	143,808,756
Distributions in excess of net investment income	—	—	(70,452)	—	—
Accumulated undistributed net investment income/(loss)	(220,453)	3,618,961	—	1,142,405	(224,162)
Accumulated net realized loss from investments and futures contracts	(12,598,763)	(353,470,352)	(611,608)	(81,190,500)	(48,449,898)
Net unrealized appreciation/(depreciation) on investments and futures contracts	(5,132,806)	44,989,139	(822,598)	8,578,781	576,040
Total Net Assets	$131,804,074	$851,283,120	$9,391,564	$147,996,445	$95,710,736
Investments, at Cost, includes $88,804,845 of investments in affiliated issuer for RS Asset Allocation	$136,698,405	$837,022,208	$10,306,168	$139,100,170	$95,121,336
Pricing of Shares
Net Assets:
Class A	$102,992,507	$798,822,998	$3,258,854	$110,956,591	$67,544,213
Class B	4,164,443	19,827,694	—	10,150,927	7,540,330
Class C	9,596,001	16,690,962	1,808,013	9,310,666	8,685,529
Class K	14,865,192	14,372,709	1,633,801	17,578,261	11,940,664
Class Y	185,931	1,568,757	2,690,896	—	—
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	8,145,742	19,719,085	387,250	12,592,136	5,671,076
Class B	394,558	513,826	—	1,158,005	639,371
Class C	915,252	438,222	213,790	1,064,021	738,453
Class K	1,227,618	355,124	193,833	1,999,915	1,008,775
Class Y	14,782	38,731	319,406	—	—
Net Asset Value Per Share:
Class A	$12.64	$40.51	$8.42	$8.81	$11.91
Class B	10.55	38.59	—	8.77	11.79
Class C	10.48	38.09	8.46	8.75	11.76
Class K	12.11	40.47	8.43	8.79	11.84
Class Y	12.58	40.50	8.42	—	—
Sales Charge Class A (Load)	4.75%	4.75%	4.75%	3.00%	4.75%
Maximum Offering Price Per Class A Share	$13.27	$42.53	$8.84	$9.08	$12.50

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Financial Information (continued)

Statement of Operations For the Period Ended June 30, 2008 (unaudited)

	RS Small Cap Core Equity	RS Core Equity	RS Equity Dividend	RS S&P 500 Index	RS Asset Allocation
Investment Income
Interest	$28,037	$308,240	$3,678	$47,506	$59,919
Dividends	739,053	7,266,489	134,256	1,593,592	31,242
Withholding taxes on foreign dividends	—	(122,500)	(1,617)	(96)	—
Total Investment Income	767,090	7,452,229	136,317	1,641,002	91,161
Expenses
Investment advisory fees	524,598	2,130,495	28,715	195,823	338,914
Distribution fees	260,257	1,228,631	19,184	309,993	223,946
Transfer agent fees	122,353	582,496	14,209	78,521	102,550
Custodian fees	22,103	49,227	14,370	26,186	25,941
Registration fees	15,394	20,229	5,671	31,969	11,375
Professional fees	19,661	84,434	4,611	20,968	14,182
Shareholder reports	31,173	166,954	1,425	31,924	22,008
Trustees’ fees and expenses	4,983	30,802	273	5,264	3,590
Insurance expense	3,229	14,231	—	2,994	2,102
Administrative service fees	11,759	60,671	606	11,676	8,119
Offering costs	—	—	15,512	—	—
Other expense	2,035	10,610	114	2,089	1,336
Total Expenses	1,017,545	4,378,780	104,690	717,407	754,063
Less: Fee waiver by adviser/distributor	(39,889)	(208,752)	(51,667)	(188,075)	(440,039)
Less: Custody credits	(1)	—	—	—	—
Total Expenses, Net	977,655	4,170,028	53,023	529,332	314,024
Net Investment Income/(Loss)	(210,565)	3,282,201	83,294	1,111,670	(222,863)
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Futures Contracts
Net realized gain/(loss) from investments	(12,906,894)	4,516,108	(274,824)	1,094,516	4,628
Net realized gain from investments in affiliated issuers	—	—	—	—	177,384
Net realized loss from futures contracts	—	—	—	(256,856)	(497,323)
Net change in unrealized depreciation on investments	(5,289,434)	(49,135,109)	(740,446)	(22,618,113)	(388,919)
Net change in unrealized depreciation on investments in affiliated issuers	—	—	—	—	(13,144,309)
Net change in unrealized depreciation on futures contracts	—	—	—	(230,978)	(49,945)
Net Loss on Investments and Futures Contracts	(18,196,328)	(44,619,001)	(1,015,270)	(22,011,431)	(13,898,484)
Net Decrease in Net Assets Resulting from Operations	$(18,406,893)	$(41,336,800)	$(931,976)	$(20,899,761)	$(14,121,347)

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

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Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Small Cap Core Equity		RS Core Equity

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income/(loss)	$(210,565)	$333,966	$3,282,201	$4,731,373
Net realized gain/(loss) from investments and futures contracts	(12,906,894)	31,933,989	4,516,108	130,510,626
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(5,289,434)	(23,620,240)	(49,135,109)	(15,371,426)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(18,406,893)	8,647,715	(41,336,800)	119,870,573
Distributions to Shareholders
Net investment income
Class A	—	(380,555)	—	(4,370,009)
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	—	—	(11,728)
Class Y	—	(446)	—	(6,850)
Net realized gain on investments
Class A	—	(30,544,066)	—	—
Class B	—	(1,636,754)	—	—
Class C	—	(2,962,554)	—	—
Class K	—	(4,018,956)	—	—
Class Y	—	(15,666)	—	—
Total Distributions	—	(39,558,997)	—	(4,388,587)
Capital Share Transactions
Proceeds from sales of shares	10,128,651	30,958,396	75,240,909	82,730,537
Reinvestment of distributions	10,499	38,603,542	—	4,207,976
Cost of shares redeemed	(23,484,012)	(52,794,804)	(69,481,272)	(161,482,303)
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(13,344,862)	16,767,134	5,759,637	(74,543,790)
Net Increase/(Decrease) in Net Assets	(31,751,755)	(14,144,148)	(35,577,163)	40,938,196
Net Assets
Beginning of period	163,555,829	177,699,977	886,860,283	845,922,087
End of period	$131,804,074	$163,555,829	$851,283,120	$886,860,283
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(9,888)	$—	$—
Accumulated Undistributed Net Investment — Income/(Loss) Included in Net Assets	$(220,453)	$—	$3,618,961	$336,760
Other Information:
Shares
Sold	791,316	1,612,698	1,841,670	2,009,763
Reinvested	860	2,807,952	—	99,881
Redeemed	(1,835,607)	(2,774,006)	(1,706,757)	(3,978,783)
Net Increase/(Decrease)	(1,043,431)	1,646,644	134,913	(1,869,139)

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

RS Equity Dividend		RS S&P 500 Index		RS Asset Allocation

For the Six Months Ended 06/30/08	For the Period Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07

$83,294	$11,721	$1,111,670	$2,386,960	$(222,863)	$1,384,020
(274,824)	(289,114)	837,660	7,424,653	(315,311)	3,171,162
(740,446)	(82,152)	(22,849,091)	(856,979)	(13,583,173)	1,394,672
(931,976)	(359,545)	(20,899,761)	8,954,634	(14,121,347)	5,949,854

(25,541)	(35,386)	—	(2,053,150)	—	(1,158,796)
—	—	—	(92,629)	—	(48,224)
(9,971)	(18,831)	—	(83,352)	—	(70,375)
(10,037)	(20,758)	—	(204,035)	—	(133,230)
(30,092)	(30,546)	—	—	—	—

—	(14,304)	—	—	—	—
—	—	—	—	—	—
—	(9,416)	—	—	—	—
—	(9,085)	—	—	—	—
—	(9,348)	—	—	—	—
(75,641)	(147,674)	—	(2,433,166)	—	(1,410,625)

1,999,816	9,284,710	7,245,436	7,552,801	3,688,761	8,653,637
73,638	145,818	—	2,399,050	—	1,357,561
(435,262)	(162,320)	(9,607,235)	(27,914,855)	(10,857,433)	(26,986,481)
1,638,192	9,268,208	(2,361,799)	(17,963,004)	(7,168,672)	(16,975,283)
630,575	8,760,989	(23,261,560)	(11,441,536)	(21,290,019)	(12,436,054)

8,760,989	—	171,258,005	182,699,541	117,000,755	129,436,809
$9,391,564	$8,760,989	$147,996,445	$171,258,005	$95,710,736	$117,000,755
$(70,452)	$(78,105)	$—	$—	$—	$(1,299)
$—	$—	$1,142,405	$30,735	$(224,162)	$—

221,975	934,063	773,277	745,199	290,186	634,983
8,569	15,288	—	240,690	—	100,592
(49,051)	(16,565)	(1,048,281)	(2,706,047)	(861,387)	(1,978,225)
181,493	932,786	(275,004)	(1,720,158)	(571,201)	(1,242,650)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Core Equity Fund (Class A)
Six Months Ended 06/30/08[1]	$14.28	$(0.01)	$(1.63)	$(1.64)	$—	$—	$—
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	(4.43)
Year Ended 12/31/06	16.58	(0.05)	2.73	2.68	—	(1.36)	(1.36)
Year Ended 12/31/05	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)
Year Ended 12/31/04	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)
Year Ended 12/31/03	13.30	(0.10)	5.85	5.75	—	—	—
RS Small Cap Core Equity Fund (Class B)
Six Months Ended 06/30/08[1]	$11.98	$(0.16)	$(1.27)	$(1.43)	$—	$—	$—
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	(4.38)
Year Ended 12/31/06	14.94	(0.28)	2.50	2.22	—	(1.36)	(1.36)
Year Ended 12/31/05	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	(2.73)
Year Ended 12/31/04	17.93	(0.27)	2.71	2.44	—	(2.43)	(2.43)
Year Ended 12/31/03	12.64	(0.24)	5.53	5.29	—	—	—
RS Small Cap Core Equity Fund (Class C)
Six Months Ended 06/30/08[1]	$11.88	$(0.06)	$(1.34)	$(1.40)	$—	$—	$—
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	(4.38)
Year Ended 12/31/06	14.81	(0.18)	2.41	2.23	—	(1.36)	(1.36)
Year Ended 12/31/05	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	(2.73)
Year Ended 12/31/04	17.83	(0.26)	2.66	2.40	—	(2.43)	(2.43)
Year Ended 12/31/03	12.59	(0.27)	5.51	5.24	—	—	—
RS Small Cap Core Equity Fund (Class K)
Six Months Ended 06/30/08[1]	$13.69	$(0.04)	$(1.54)	$(1.58)	$—	$—	$—
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	(4.38)
Year Ended 12/31/06	16.16	(0.10)	2.66	2.56	—	(1.36)	(1.36)
Year Ended 12/31/05	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	(2.73)
Year Ended 12/31/04	18.79	(0.16)	2.85	2.69	—	(2.43)	(2.43)
Year Ended 12/31/03	13.15	(0.14)	5.78	5.64	—	—	—
RS Small Cap Core Equity Fund (Class Y)
Six Months Ended 06/30/08[1]	$14.18	$(0.04)	$(1.56)	$(1.60)	$—	$—	$—
Period From 05/1/07[4] to 12/31/07[1]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	(4.50)

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$12.64	(11.48)%	$102,993	1.27%	1.31%	(0.18)%	(0.22)%	57%
14.28	4.84%	129,796	1.22%	1.22%	0.30%	0.30%	148%
17.90	16.90%	143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
16.58	(0.15)%	132,246	1.25%	1.25%	(0.20)%	(0.20)%	124%
19.40	14.74%	181,068	1.21%	1.21%	(0.67)%	(0.67)%	127%
19.05	43.23%	160,049	1.27%	1.27%	(0.67)%	(0.67)%	105%

$10.55	(11.94)%	$4,164	2.41%	2.79%	(1.33)%	(1.71)%	57%
11.98	3.84%	5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%
15.80	15.63%	7,852	2.39%	2.39%	(1.43)%	(1.43)%	136%
14.94	(1.21)%	12,971	2.21%	2.21%	(1.19)%	(1.19)%	124%
17.94	13.76%	23,574	2.13%	2.13%	(1.59)%	(1.59)%	127%
17.93	41.85%	22,989	2.21%	2.21%	(1.61)%	(1.61)%	105%

$10.48	(11.78)%	$9,596	2.02%	2.02%	(0.91)%	(0.91)%	57%
11.88	4.00%	10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%
15.68	15.84%	10,649	2.22%	2.22%	(1.22)%	(1.22)%	136%
14.81	(1.16)%	9,536	2.23%	2.23%	(1.13)%	(1.13)%	124%
17.80	13.62%	9,757	2.23%	2.23%	(1.69)%	(1.69)%	127%
17.83	41.62%	8,092	2.39%	2.39%	(1.79)%	(1.79)%	105%

$12.11	(11.54)%	$14,865	1.60%	1.74%	(0.49)%	(0.63)%	57%
13.69	4.36%	16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%
17.36	16.58%	15,227	1.60%	1.60%	(0.60)%	(0.60)%	136%
16.16	(0.53)%	12,276	1.58%	1.58%	(0.48)%	(0.48)%	124%
19.05	14.47%	12,391	1.52%	1.52%	(0.97)%	(0.97)%	127%
18.79	42.89%	9,893	1.55%	1.55%	(0.96)%	(0.96)%	105%

$12.58	(11.28)%	$186	0.91%	0.91%	0.23%	0.23%	57%
14.18	(3.61)%	162	1.00%	1.01%	3.29%	3.28%	148%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Core Equity Fund (Class A)
Six Months Ended 06/30/08[1]	$42.46	$0.16	$(2.11)	$(1.95)	$—	$—	$—
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—	(0.22)
Year Ended 12/31/06	32.26	0.32	5.06	5.38	(0.45)	—	(0.45)
Year Ended 12/31/05	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)
Year Ended 12/31/04	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)
Year Ended 12/31/03	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)
RS Core Equity Fund (Class B)
Six Months Ended 06/30/08[1]	$40.68	$(1.71)	$(0.38)	$(2.09)	$—	$—	$—
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—	—
Year Ended 12/31/06	30.91	(1.63)	6.48	4.85	—	—	—
Year Ended 12/31/05	30.06	(0.59)	1.44	0.85	—	—	—
Year Ended 12/31/04	28.72	(0.20)	1.54	1.34	—	—	—
Year Ended 12/31/03	23.99	(0.16)	4.89	4.73	—	—	—
RS Core Equity Fund (Class C)
Six Months Ended 06/30/08[1]	$40.07	$0.23	$(2.21)	$(1.98)	$—	$—	$—
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—	—
Year Ended 12/31/06	30.42	(0.01)	4.76	4.75	—	—	—
Year Ended 12/31/05	29.62	(0.00)[5]	0.80	0.80	—	—	—
Year Ended 12/31/04	28.37	(0.09)	1.34	1.25	—	—	—
Year Ended 12/31/03	23.75	(0.16)	4.78	4.62	—	—	—
RS Core Equity Fund (Class K)
Six Months Ended 06/30/08[1]	$42.49	$0.09	$(2.11)	$(2.02)	$—	$—	$—
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—	(0.04)
Year Ended 12/31/06	32.03	0.16	5.07	5.23	(0.08)	—	(0.08)
Year Ended 12/31/05	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)
Year Ended 12/31/04	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)
Year Ended 12/31/03	24.96	0.11	5.02	5.13	(0.09)	—	(0.09)
RS Core Equity Fund (Class Y)
Six Months Ended 06/30/08[1]	$42.40	$0.24	$(2.14)	$(1.90)	$—	$—	$—
Period From 05/1/07[4] to 12/31/07[1]	40.26	0.15	2.34	2.49	(0.35)	—	(0.35)

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

72	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratios of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratios of Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$40.51	(4.59)%	$798,823	0.93%	0.98%	0.82%	0.77%	27%
42.46	14.78%	832,425	0.93%	0.93%	0.59%	0.59%	60%
37.19	16.87%	787,661	0.93%	0.94%	0.79%	0.78%	81%
32.26	3.90%	796,034	0.91%	0.91%	1.32%	1.32%	101%
31.37	5.64%	980,872	0.88%	0.88%	0.95%	0.95%	75%
30.08	20.95%	1,133,468	0.89%	0.89%	0.72%	0.72%	74%

$38.59	(5.14)%	$19,828	2.05%	2.20%	(0.31)%	(0.46)%	27%
40.68	13.76%	28,114	1.84%	1.84%	(0.34)%	(0.34)%	60%
35.76	15.69%	38,313	1.99%	1.99%	(0.27)%	(0.27)%	81%
30.91	2.83%	69,159	1.92%	1.92%	0.34%	0.34%	101%
30.06	4.67%	130,372	1.84%	1.84%	(0.02)%	(0.02)%	75%
28.72	19.72%	165,274	1.84%	1.84%	(0.24)%	(0.24)%	74%

$38.09	(4.94)%	$16,691	1.69%	1.69%	0.07%	0.07%	27%
40.07	13.93%	11,441	1.69%	1.69%	(0.17)%	(0.17)%	60%
35.17	15.61%	8,278	2.02%	2.02%	(0.30)%	(0.30)%	81%
30.42	2.70%	6,358	2.08%	2.08%	0.13%	0.13%	101%
29.62	4.41%	6,551	2.06%	2.06%	(0.21)%	(0.21)%	75%
28.37	19.45%	6,622	2.12%	2.12%	(0.52)%	(0.52)%	74%

$40.47	(4.75)%	$14,373	1.27%	1.41%	0.48%	0.34%	27%
42.49	14.38%	14,047	1.28%	1.42%	0.24%	0.10%	60%
37.18	16.37%	11,670	1.28%	1.28%	0.45%	0.45%	81%
32.03	3.51%	9,517	1.25%	1.25%	0.94%	0.94%	101%
31.23	5.34%	8,761	1.20%	1.20%	0.69%	0.69%	75%
30.00	20.58%	7,145	1.20%	1.20%	0.41%	0.41%	74%

$40.50	(4.48)%	$1,569	0.66%	0.66%	1.12%	1.12%	27%
42.40	6.19%	832	0.71%	0.71%	0.85%	0.85%	60%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Loss	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Equity Dividend Fund (Class A)
Six Months Ended 06/30/08[1]	$9.39	$0.09	$(0.99)	$(0.90)	$(0.07)	$—	$(0.07)
Period From 07/31/07[4] to 12/31/07[1]	10.00	0.02	(0.46)	(0.44)	(0.12)	(0.05)	(0.17)
RS Equity Dividend Fund (Class C)
Six Months Ended 06/30/08[1]	$9.39	$0.07	$(0.95)	$(0.88)	$(0.05)	$—	$(0.05)
Period From 07/31/07[4] to 12/31/07[1]	10.00	—	(0.46)	(0.46)	(0.10)	(0.05)	(0.15)
RS Equity Dividend Fund (Class K)
Six Months Ended 06/30/08[1]	$9.40	$0.07	$(0.99)	$(0.92)	$(0.05)	$—	$(0.05)
Period From 07/31/07[4] to 12/31/07[1]	10.00	0.01	(0.45)	(0.44)	(0.11)	(0.05)	(0.16)
RS Equity Dividend Fund (Class Y)
Six Months Ended 06/30/08[1]	$9.39	$0.13	$(1.00)	$(0.87)	$(0.10)	$—	$(0.10)
Period From 07/31/07[4] to 12/31/07[1]	10.00	0.05	(0.46)	(0.41)	(0.15)	(0.05)	(0.20)

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

74	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.42	(9.62)%	$3,259	1.01%	2.09%	1.83%	0.75%	55%
9.39	(4.42)%	3,077	1.67%	3.57%	0.23%	(1.66)%	82%

$8.46	(9.41)%	$1,808	1.47%	2.55%	1.38%	0.30%	55%
9.39	(4.66)%	1,856	2.13%	4.02%	(0.16)%	(2.05)%	82%

$8.43	(9.77)%	$1,634	1.35%	2.43%	1.50%	0.42%	55%
9.40	(4.44)%	1,793	1.80%	3.69%	0.18%	(1.71)%	82%

$8.42	(9.29)%	$2,691	0.31%	1.39%	2.55%	1.47%	55%
9.39	(4.15)%	2,035	0.84%	2.73%	1.16%	(0.73)%	82%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS S&P 500 Index Fund (Class A)
Six Months Ended 06/30/08[1]	$10.03	$0.07	$(1.29)	$(1.22)	$—	$—	$—
Year Ended 12/31/07	9.72	0.16	0.31	0.47	(0.16)	—	(0.16)
Year Ended 12/31/06	8.55	0.14	1.16	1.30	(0.13)	—	(0.13)
Year Ended 12/31/05	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)
Year Ended 12/31/04	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)
Year Ended 12/31/03	6.04	0.08	1.59	1.67	(0.08)	—	(0.08)
RS S&P 500 Index Fund (Class B)
Six Months Ended 06/30/08[1]	$10.01	$0.04	$(1.28)	$(1.24)	$—	$—	$—
Year Ended 12/31/07	9.70	0.07	0.32	0.39	(0.08)	—	(0.08)
Year Ended 12/31/06	8.54	0.06	1.16	1.22	(0.06)	—	(0.06)
Year Ended 12/31/05	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)
Year Ended 12/31/04	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)
Year Ended 12/31/03	6.03	0.03	1.59	1.62	(0.03)	—	(0.03)
RS S&P 500 Index Fund (Class C)
Six Months Ended 06/30/08[1]	$9.99	$0.04	$(1.28)	$(1.24)	$—	$—	$—
Year Ended 12/31/07	9.68	0.07	0.32	0.39	(0.08)	—	(0.08)
Year Ended 12/31/06	8.53	0.06	1.16	1.22	(0.07)	—	(0.07)
Year Ended 12/31/05	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)
Year Ended 12/31/04	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)
Year Ended 12/31/03	6.03	0.03	1.58	1.61	(0.03)	—	(0.03)
RS S&P 500 Index Fund (Class K)
Six Months Ended 06/30/08[1]	$10.02	$0.05	$(1.28)	$(1.23)	$—	$—	$—
Year Ended 12/31/07	9.70	0.11	0.32	0.43	(0.11)	—	(0.11)
Year Ended 12/31/06	8.55	0.09	1.17	1.26	(0.11)	—	(0.11)
Year Ended 12/31/05	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)
Year Ended 12/31/04	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)
Year Ended 12/31/03	6.04	0.06	1.59	1.65	(0.06)	—	(0.06)

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

76	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.81	(12.16)%	$110,957	0.53%	0.75%	1.57%	1.35%	1%
10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%
9.72	15.27%	142,260	0.53%	0.71%	1.44%	1.26%	4%
8.55	4.40%	149,719	0.53%	0.71%	1.36%	1.18%	4%
8.30	10.30%	145,072	0.53%	0.71%	1.50%	1.32%	1%
7.63	27.78%	129,228	0.53%	0.78%	1.26%	1.01%	4%

$8.77	(12.39)%	$10,151	1.28%	1.66%	0.81%	0.43%	1%
10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%
9.70	14.33%	12,664	1.28%	1.72%	0.69%	0.25%	4%
8.54	3.75%	12,913	1.28%	1.71%	0.60%	0.17%	4%
8.28	9.40%	13,394	1.28%	1.73%	0.75%	0.30%	1%
7.62	26.94%	12,070	1.28%	1.89%	0.51%	(0.10)%	4%

$8.75	(12.41)%	$9,311	1.28%	1.53%	0.81%	0.56%	1%
9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%
9.68	14.31%	10,472	1.28%	1.75%	0.70%	0.23%	4%
8.53	3.76%	9,370	1.28%	1.76%	0.61%	0.13%	4%
8.27	9.41%	9,842	1.28%	1.77%	0.74%	0.25%	1%
7.61	26.77%	8,796	1.28%	1.95%	0.51%	(0.16)%	4%

$8.79	(12.28)%	$17,578	0.93%	1.24%	1.16%	0.85%	1%
10.02	4.40%	19,453	0.93%	1.30%	1.06%	0.69%	3%
9.70	14.76%	17,304	0.93%	1.15%	1.05%	0.83%	4%
8.55	4.05%	13,074	0.93%	1.12%	0.96%	0.77%	4%
8.29	9.72%	10,244	0.93%	1.09%	1.13%	0.97%	1%
7.63	27.31%	7,594	0.93%	1.14%	0.86%	0.65%	4%

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	77

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Asset Allocation Fund (Class A)
Six Months Ended 06/30/08[1]	$13.58	$(0.01)	$(1.66)	$(1.67)	$—	$—	$—
Year Ended 12/31/07	13.14	0.19	0.44	0.63	(0.19)	—	(0.19)
Year Ended 12/31/06	11.84	0.16	1.40	1.56	(0.26)	—	(0.26)
Year Ended 12/31/05	11.43	0.14	0.31	0.45	(0.04)	—	(0.04)
Year Ended 12/31/04	10.63	0.16	0.88	1.04	(0.24)	—	(0.24)
Year Ended 12/31/03	8.45	0.14	2.20	2.34	(0.16)	—	(0.16)
RS Asset Allocation Fund (Class B)
Six Months Ended 06/30/08[1]	$13.52	$(0.11)	$(1.62)	$(1.73)	$—	$—	$—
Year Ended 12/31/07	13.05	0.03	0.50	0.53	(0.06)	—	(0.06)
Year Ended 12/31/06	11.76	0.04	1.38	1.42	(0.13)	—	(0.13)
Year Ended 12/31/05	11.40	0.03	0.33	0.36	—	—	—
Year Ended 12/31/04	10.57	0.06	0.87	0.93	(0.10)	—	(0.10)
Year Ended 12/31/03	8.41	0.05	2.18	2.23	(0.07)	—	(0.07)
RS Asset Allocation Fund (Class C)
Six Months Ended 06/30/08[1]	$13.46	$(0.06)	$(1.64)	$(1.70)	$—	$—	$—
Year Ended 12/31/07	13.02	0.09	0.45	0.54	(0.10)	—	(0.10)
Year Ended 12/31/06	11.75	0.03	1.39	1.42	(0.15)	—	(0.15)
Year Ended 12/31/05	11.41	0.01	0.33	0.34	—	—	—
Year Ended 12/31/04	10.56	0.04	0.88	0.92	(0.07)	—	(0.07)
Year Ended 12/31/03	8.39	0.02	2.19	2.21	(0.04)	—	(0.04)
RS Asset Allocation Fund (Class K)
Six Months Ended 06/30/08[1]	$13.52	$(0.04)	$(1.64)	$(1.68)	$—	$—	$—
Year Ended 12/31/07	13.08	0.13	0.44	0.57	(0.13)	—	(0.13)
Year Ended 12/31/06	11.83	0.11	1.38	1.49	(0.24)	—	(0.24)
Year Ended 12/31/05	11.42	0.09	0.33	0.42	(0.01)	—	(0.01)
Year Ended 12/31/04	10.60	0.11	0.89	1.00	(0.18)	—	(0.18)
Year Ended 12/31/03	8.43	0.09	2.19	2.28	(0.11)	—	(0.11)

See notes to Financial Highlights on page 79.

The accompanying notes are an integral part of these financial statements.

78	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.91	(12.30)%	$67,544	0.40%	1.25%	(0.23)%	(1.08)%	0%
13.58	4.82%	82,504	0.34%	1.19%	1.29%	0.44%	1%
13.14	13.30%	91,707	0.37%	1.24%[6]	1.12%	0.27%	1%
11.84	3.91%	97,665	0.40%	0.85%[6]	1.05%	0.25%	3%
11.43	9.84%	111,486	0.41%	0.86%[6]	1.30%	0.54%	0%
10.63	27.87%	118,988	0.43%	0.92%[6,7]	1.25%	0.48%	0%

$11.79	(12.80)%	$7,540	1.44%	2.28%	(1.26)%	(2.10)%	0%
13.52	4.06%	10,931	1.13%	1.98%	0.34%	(0.51)%	1%
13.05	12.15%	15,850	1.25%	2.12%[6]	0.19%	(0.66)%	1%
11.76	3.16%	21,200	1.23%	1.69%[6]	0.16%	(0.64)%	3%
11.40	8.83%	29,226	1.23%	1.68%[6]	0.46%	(0.30)%	0%
10.57	26.65%	32,863	1.27%	1.75%[6,7]	0.43%	(0.34)%	0%

$11.76	(12.63)%	$8,686	1.09%	1.94%	(0.92)%	(1.77)%	0%
13.46	4.11%	10,019	1.08%	1.93%	0.66%	(0.19)%	1%
13.02	12.15%	9,594	1.32%	2.20%[6]	0.23%	(0.62)%	1%
11.75	2.98%	8,486	1.37%	1.83%[6]	0.11%	(0.69)%	3%
11.41	8.68%	8,431	1.42%	1.87%[6]	0.35%	(0.41)%	0%
10.56	26.39%	7,857	1.51%	2.00%[6,7]	0.19%	(0.58)%	0%

$11.84	(12.43)%	$11,941	0.80%	1.64%	(0.62)%	(1.46)%	0%
13.52	4.40%	13,546	0.79%	1.64%	0.97%	0.12%	1%
13.08	12.70%	12,285	0.66%	1.54%[6]	0.91%	0.06%	1%
11.83	3.67%	10,271	0.68%	1.14%[6]	0.84%	0.04%	3%
11.42	9.51%	9,293	0.68%	1.13%[6]	1.13%	0.37%	0%
10.60	27.20%	7,859	0.68%	1.17%[6,7]	1.04%	0.27%	0%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods of less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

4	Commencement of operations.

5	Rounds to $0.00 per share.

6	Amounts include the expenses of the underlying Funds, except for investment advisory and distribution fees.

7	Reflects adjustments made on prior years’ expense waivers.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Small Cap Core Equity Fund, RS Core Equity Fund, RS Equity Dividend Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

The Funds offer Class A, C and K shares. RS Small Cap Core Equity Fund, RS Core Equity Fund, RS S&P 500 Index Fund and RS Asset Allocation Fund offer Class B shares. RS Small Cap Core Equity Fund, RS Core Equity Fund and RS Equity Dividend Fund offer Class Y shares. The classes differ principally in their respective sales charges, transfer agent expenses and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights as to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of

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observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the posi-

tion is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. The Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Futures Contracts RS S&P 500 Index Fund and RS Asset Allocation Fund may enter into financial futures contracts. In entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Funds each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the

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Notes to Financial Statements (unaudited) (continued)

Funds. Daily changes in variation margin are recognized as unrealized gains or losses by the Funds. The Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders RS Small Cap Core Equity Fund, RS Core Equity Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund intend to declare and distribute substantially all net investment income, if any, at least annually. RS Equity Dividend Fund intends to declare and distribute substantially all net investment income, if any, once per calendar quarter. Distributions of net realized capital gains from all Funds, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
RS Small Cap Core Equity Fund	$—	$253,690	3.90%
RS Core Equity Fund	—	—	—%
RS Equity Dividend Fund	—	197,540	2.60%
RS S&P 500 Index Fund	—	—	—%
RS Asset Allocation Fund	—	—	—%
*	For the six months ended June 30, 2008.

l. Offering Costs Offering costs are accounted for on an accrual basis. Offering costs are expensed over a 12-month period. These costs include printing, administration and other expenses associated with the initial registration of a Fund.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an

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investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Core Equity Fund	0.75%
RS Core Equity Fund	0.50%
RS Equity Dividend Fund	0.60%
RS S&P 500 Index Fund	0.25%
RS Asset Allocation Fund	0.65%

RS Investments has agreed to waive the advisory fee with regard to the portion of RS Asset Allocation Fund’s assets that are invested in other funds managed by RS Investments. In addition, RS Investments has agreed, through December 31, 2009, that it will not receive, with regard to the portion of RS Asset Allocation Fund’s portfolio that is invested directly in securities, annual advisory fees in excess of 0.50%.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to RS S&P 500 Index Fund and RS Asset Allocation Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.2375% and 0.475% of the average daily net assets of RS S&P 500 Index Fund and RS Asset Allocation Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2009 for RS Equity Dividend Fund; the terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent the Fund’s total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding 1.15%. Additionally, RS Investments has agreed through April 30, 2009, to reduce the advisory fee of each of the other classes of shares of the Fund to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit certain Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K	Class Y
RS Small Cap Core Equity Fund	1.27%	2.41%	2.22%	1.60%	—
RS Core Equity Fund	0.93%	2.05%	2.04%	1.28%	—
RS S&P 500 Index Fund	0.53%	1.28%	1.28%	0.93%	NA
RS Asset Allocation Fund	1.09%	1.99%	2.06%	1.38%	NA

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

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Notes to Financial Statements (unaudited) (continued)

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Small Cap Core Equity Fund
Class A	0.25%	$137,228
Class B	1.00%	24,452
Class C	1.00%	49,229
Class K	0.65%	49,348
Class Y	0.00%	—
RS Core Equity Fund
Class A	0.25%	1,000,614
Class B	1.00%	117,089
Class C	1.00%	65,412
Class K	0.65%	45,516
Class Y	0.00%	—
RS Equity Dividend Fund
Class A	0.25%	4,228
Class C	1.00%	9,381
Class K	0.65%	5,575
Class Y	0.00%	—
RS S&P 500 Index Fund
Class A	0.25%	147,025
Class B	1.00%	54,367
Class C	1.00%	48,759
Class K	0.65%	59,842
RS Asset Allocation Fund
Class A	0.25%	91,907
Class B	1.00%	45,054
Class C	1.00%	46,012
Class K	0.65%	40,973

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS

Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2008, PAS received $1,231,968 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charge
RS Small Cap Core Equity Fund	$3,306
RS Core Equity Fund	39,009
RS Equity Dividend Fund	1,057
RS S&P 500 Index Fund	1,160
RS Asset Allocation Fund	3,083

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the six months ended June 30, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Core Equity Fund	$2,705
RS Core Equity Fund	9,480
RS Equity Dividend Fund	47
RS S&P 500 Index Fund	1,847
RS Asset Allocation Fund	2,013

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the six months ended June 30, 2008, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS Asset Allocation Fund	RS S&P 500 Index Fund, Class A	10,724,043	—	554,323	10,169,720	—	$89,595,231

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total
RS Small Cap Core Equity Fund	$13,110,107	$26,448,890
RS Core Equity Fund	4,388,587	—
RS Equity Dividend Fund	147,433	241
RS S&P 500 Index Fund	2,433,166	—
RS Asset Allocation Fund	1,410,625	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Small Cap Core Equity Fund	$—	$535,837
RS Core Equity Fund	383,965	—
RS Equity Dividend Fund	—	—
RS S&P 500 Index Fund	40,570	—
RS Asset Allocation Fund	5,518	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2009	2010	2011	2012	2013	2014	Total
RS Small Cap Core Equity Fund	$—	$—	$—	$—	$—	$—	$—
RS Core Equity Fund	46,867,433	255,258,469	11,076,797	45,219,419	—	—	358,422,118
RS Equity Dividend Fund	—	—	—	—	—	—	—
RS S&P 500 Index Fund	—	81,682,958	155,054	—	—	103,184	81,941,196
RS Asset Allocation Fund	33,843,097	14,453,505	—	—	—	—	48,296,602

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Core Equity Fund	$—
RS Core Equity Fund	128,766,064
RS Equity Dividend Fund	—
RS S&P 500 Index Fund	7,399,586
RS Asset Allocation Fund	3,029,704

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS Small Cap Core Equity Fund	$—
RS Core Equity Fund	—
RS Equity Dividend Fund	287,871
RS S&P 500 Index Fund	—
RS Asset Allocation Fund	—

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Notes to Financial Statements (unaudited) (continued)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Core Equity Fund	$138,062,518	$(6,496,919)	$11,790,610	$(18,287,529)
RS Core Equity Fund	836,586,550	45,424,797	122,498,298	(77,073,501)
RS Equity Dividend Fund	10,397,451	(913,881)	300,219	(1,214,100)
RS S&P 500 Index Fund	139,232,458	8,738,026	41,644,309	(32,906,283)
RS Asset Allocation Fund	95,120,831	787,970	1,478,157	(690,187)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

(See Note 4a)

			RS Small Cap Core Equity Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	700,621	$9,033,490		1,459,688	$28,265,479
Shares reinvested	136	1,918		2,133,849	30,129,948
Shares redeemed	(1,646,972)	(21,329,165)		(2,543,253)	(48,844,064)

Net increase/(decrease)	(946,215)	$(12,293,757)		1,050,284	$9,551,363
Class B
Shares sold	17,322	$192,198		28,183	$447,358
Shares reinvested	724	8,581		127,024	1,506,509
Shares redeemed	(123,504)	(1,355,228)		(152,025)	(2,563,370)

Net increase/(decrease)	(105,458)	$(1,154,449)		3,182	$(609,503)
Class C
Shares sold	3,125	$34,419		20,066	$336,757
Shares reinvested	—	—		249,361	2,932,481
Shares redeemed	(10,811)	(118,975)		(25,539)	(405,357)

Net increase/(decrease)	(7,686)	$(84,556)		243,888	$2,863,881
Class K
Shares sold	64,043	$788,913		93,594	$1,726,108
Shares reinvested	—	—		296,601	4,018,949
Shares redeemed	(51,491)	(643,793)		(52,311)	(965,567)

Net increase	12,552	$145,120		337,884	$4,779,490
Class Y
Shares sold	6,205	$79,631		11,167	$182,694
Shares reinvested	—	—		1,117	15,655
Shares redeemed	(2,829)	(36,851)		(878)	(16,446)

Net increase	3,376	$42,780		11,406	$181,903

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Transactions in Capital Shares (continued)

			RS Core Equity Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	1,595,648	$65,469,762		1,812,641	$74,871,506
Shares reinvested	—	—		99,450	4,189,813
Shares redeemed	(1,479,744)	(60,479,273)		(3,487,436)	(142,253,944)

Net increase/(decrease)	115,904	$4,990,489		(1,575,345)	$(63,192,625)
Class B
Shares sold	22,025	$862,284		33,277	$1,296,615
Shares reinvested	—	—		—	—
Shares redeemed	(199,374)	(7,876,144)		(413,522)	(16,091,196)

Net decrease	(177,349)	$(7,013,860)		(380,245)	$(14,794,581)
Class C
Shares sold	161,745	$6,346,471		102,554	$4,048,368
Shares reinvested	—	—		—	—
Shares redeemed	(9,033)	(351,029)		(52,445)	(2,079,720)

Net increase	152,712	$5,995,442		50,109	$1,968,648
Class K
Shares sold	40,383	$1,663,230		41,519	$1,696,629
Shares reinvested	—	—		278	11,728
Shares redeemed	(15,838)	(656,368)		(25,085)	(1,044,983)

Net increase	24,545	$1,006,862		16,712	$663,374
Class Y
Shares sold	21,869	$899,162		19,772	$817,419
Shares reinvested	—	—		153	6,435
Shares redeemed	(2,768)	(118,458)		(295)	(12,460)

Net increase	19,101	$780,704		19,630	$811,394

			RS Equity Dividend Fund
	For the Six Months Ended 06/30/08			For the Period Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	96,625	$864,747		339,145	$3,348,471
Shares reinvested	2,747	23,547		5,043	47,905
Shares redeemed	(39,901)	(356,393)		(16,409)	(160,833)

Net increase	59,471	$531,901		327,779	$3,235,543
Class C
Shares sold	20,760	$191,086		194,651	$1,947,730
Shares reinvested	1,156	9,962		2,952	28,176
Shares redeemed	(5,729)	(49,860)		—	—

Net increase	16,187	$151,188		197,603	$1,975,906
Class K
Shares sold	2,035	$18,691		187,876	$1,878,618
Shares reinvested	1,167	10,037		3,123	29,843
Shares redeemed	(212)	(1,816)		(156)	(1,487)

Net increase	2,990	$26,912		190,843	$1,906,974
Class Y
Shares sold	102,555	$925,292		212,391	$2,109,891
Shares reinvested	3,499	30,092		4,170	39,894
Shares redeemed	(3,209)	(27,193)		—	—

Net increase	102,845	$928,191		216,561	$2,149,785

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

			RS S&P 500 Index Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	504,541	$4,749,037		352,928	$3,594,820
Shares reinvested	—	—		202,964	2,023,554
Shares redeemed	(801,059)	(7,291,204)		(2,305,394)	(23,867,557)

Net decrease	(296,518)	$(2,542,167)		(1,749,502)	$(18,249,183)
Class B
Shares sold	9,761	$90,297		17,690	$179,650
Shares reinvested	—	—		9,137	90,911
Shares redeemed	(48,101)	(448,861)		(136,246)	(1,375,245)

Net decrease	(38,340)	$(358,564)		(109,419)	$(1,104,684)
Class C
Shares sold	25,927	$235,481		37,380	$379,020
Shares reinvested	—	—		8,104	80,550
Shares redeemed	(24,527)	(224,264)		(64,416)	(652,468)

Net increase/(decrease)	1,400	$11,217		(18,932)	$(192,898)
Class K
Shares sold	233,048	$2,170,621		337,201	$3,399,311
Shares reinvested	—	—		20,485	204,035
Shares redeemed	(174,594)	(1,642,906)		(199,991)	(2,019,585)

Net increase	58,454	$527,715		157,695	$1,583,761

			RS Asset Allocation Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	234,390	$2,991,503		497,308	$6,793,985
Shares reinvested	—	—		81,944	1,107,062
Shares redeemed	(637,654)	(8,035,846)		(1,486,338)	(20,320,003)

Net decrease	(403,264)	$(5,044,343)		(907,086)	$(12,418,956)
Class B
Shares sold	5,758	$72,065		30,426	$409,165
Shares reinvested	—	—		3,486	46,897
Shares redeemed	(174,922)	(2,214,180)		(439,739)	(5,959,618)

Net decrease	(169,164)	$(2,142,115)		(405,827)	$(5,503,556)
Class C
Shares sold	1,562	$19,549		24,006	$323,592
Shares reinvested	—	—		5,256	70,372
Shares redeemed	(7,525)	(92,430)		(21,677)	(294,518)

Net increase/(decrease)	(5,963)	$(72,881)		7,585	$99,446
Class K
Shares sold	48,476	$605,644		83,243	$1,126,895
Shares reinvested	—	—		9,906	133,230
Shares redeemed	(41,286)	(514,977)		(30,471)	(412,342)

Net increase	7,190	$90,667		62,678	$847,783

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Core Equity Fund	$80,391,490	$93,411,653
RS Core Equity Fund	251,794,981	226,745,471
RS Equity Dividend Fund	6,833,598	5,175,089
RS S&P 500 Index Fund	2,184,981	6,035,528
RS Asset Allocation Fund	—	5,045,661

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d. Reverse Repurchase Agreements RS Asset Allocation Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation

(principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

e. Dollar Rolls RS Asset Allocation Fund may enter into dollar rolls (principally using TBAs) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. RS Asset Allocation Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by RS Asset Allocation Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in RS Asset Allocation Fund’s net asset value and may be viewed as a form of leverage.

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities

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Notes to Financial Statements (unaudited) (continued)

arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks

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compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

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Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements* (all Funds except RS Equity Dividend Fund)

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the “RS-Managed Funds”); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered "Advisory Agreements" for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regard-

ing the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund’s peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds' recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006

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Supplemental Information (unaudited) (continued)

and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments' profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers’ averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund's peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds' (as well as other RS Investments clients') portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments' clients (including

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the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms' personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer's conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer's written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Approval of Investment Advisory Agreement* (RS Equity Dividend Fund only)

The Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investment Management Co. LLC (“RS Investments”) (the “disinterested Trustees”), met in person on May 15-16, 2007, to consider the approval of the investment advisory agreement (the “Advisory Agreement”) for RS Equity Dividend Fund (the “Fund”), a new series of the Trust.

At their meeting, the Trustees considered a number of factors in determining to approve the Advisory Agreement. In all of their deliberations regarding the Advisory Agreement, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees. In addition, the Trustees had discussed with representatives of RS Investments in detail the proposed new Fund at a telephone meeting held on April 4, 2007.

In their consideration of the Advisory Agreement, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

specifically the acquisition by Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration on a number of occasions with management and observed its effects over the course of the period following the acquisition.

The Trustees considered the fees to be charged by RS Investments to the Fund under the Advisory Agreement. In this connection, representatives of RS Investments noted to the Trustees that the fees to be charged by RS Investments to the Fund reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers.

RS Investments furnished information to the Trustees compiled by the independent Morningstar and Lipper organizations showing a comparison of the proposed fee rate and expense ratio for the Fund compared to peer mutual funds having similar objectives and strategies. The data showed that the Fund’s proposed advisory fee rate was below the average and median advisory fee rates of the Fund’s peer group and that the Fund’s projected expense ratio, taking into account the proposed total expense ratio cap by RS Investments, was below the average and median of the Fund’s peer group.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Fund. RS Investments generally charges lower fees to those clients. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retire-

ment or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. RS Investments also noted that it provides advisory services in a number of investment disciplines (including an investment discipline similar to that of the Fund) to Guardian Life, at rates generally lower than it charges to other advisory clients, including the Fund.

Because the Fund had not yet commenced operations, RS Investments did not furnish financial information regarding the revenues and expenses related to the management of the Fund.

The Trustees considered whether economies of scale would likely be realized as the Fund grew and whether a reduction in the advisory fees paid by the Fund by means of breakpoints would be appropriate. Representatives of RS Investments noted that RS Investments has agreed to a cap on the Fund’s total expense ratio. On this basis, the Trustees concluded that implementation of breakpoints at this time would not necessarily be appropriate.

The Trustees considered the nature, extent, and quality of the services to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team and of RS Investments’ senior management, and the time and attention to be devoted by each to the Fund. Because the Fund had not commenced operations, it did not have a performance record for the Trustees to consider. The Trustees took into account the performance of a GIS proprietary account managed by the same team that will manage the Fund and that has an investment program similar to that of the Fund’s, and noted that this account had performance that compared favorably to the performance of the Dow Jones U.S. Select Dividend Index, which is the Fund’s proposed comparative index, and other broad-based securities market indexes.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it intends to place the Fund’s (as well as other RS Investments clients’) portfolio transactions and from third parties with which these

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broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Fund) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Fund also may benefit from them.

The Trustees considered generally the nature and quality of the administrative services to be provided to the Fund by RS Investments including, among other things, changes in and enhancements to the firm’s personnel and capabilities, their recent performances, and the responsiveness of senior management to the Trustees’ requests.

After considering all of the information described above, the Trustees, including all of the disinterested Trustees, unanimously voted to approve the Advisory Agreement. At a meeting held in person on March 18-19, 2008, the Trustees, including the disinterested Trustees, unanimously voted to approve the continuation of the Advisory Agreement through August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

www.RSinvestments.com	97

Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

100	Call 800.766.3863

RS Funds

Phone: 800-766-3863
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 800-766-3863, Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	**Fund Overview**	**Portfolio Manager(s)**
Growth Funds: Invests in dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	Steve Bishop, Melissa Chadwick-Dunn, John Seabern, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Invests in companies deemed to be undervalued by fundamental research		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Funds: Exposure to both growth and value companies		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: Exposure to international companies to provide diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	John Carnegie, Joseph Faraday, Paul Faulkner, Christopher Huckle, R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Timothy Campbell, Edward Hocknell, Richard Sneller, Michael Stirling-Aird, William Sutcliffe
Fixed Income Funds: Offers current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Leslie Barbi, Marc Gross, Howard G. Most
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-3863

EB-015095 (06/08) SR831_CE

08	SEMIANNUAL REPORT

Fixed Income Funds

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS Money Market Fund

06.30.08

Class A, B, C and K Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for your interest in our 2008 Semiannual Report. I invite you to read it for important details about your investments with RS and for insight into how we managed your funds during the first half of this year.

I also encourage you to visit www.RSinvestments.com where, in addition to this report, you will find updated information on fund performance as well as detailed quarterly portfolio manager commentaries.

During the six-month period covered by this report, the S&P 500® Index, which is designed to measure performance of U.S. stocks, declined 11.91%, and the MSCI EAFE Index, which is generally considered to be representative of international stock market activity, declined 10.58%. During the same period, U.S. small- and mid-cap equities declined 9.37% and 7.57%, respectively, as measured by the Russell 2000® and Russell Midcap® Indices.

No doubt, the first half of 2008 was an unsettling period for investors. The debt crisis, nearing its twelfth month, caused global investors to re-assess risk, which was compounded by slowing economic growth, record oil prices and inflationary concerns.

We expect much of the fallout from the financial crisis to continue over the near term, particularly for companies in the financial sector. While this will be difficult, years of perspective remind us that this is how rational markets respond following periods of excess. Over the longer term, we believe what we’re experiencing today will be remembered as another defining period in stock market history, similar to the Oil Shock of ’73-’74, runaway inflation of the early ’80s, the ’87 Crash, the Asian Contagion of ’97 and the dot com bust in 2000.

In the meantime, we remain focused on what we do best: fundamental research. Each of our dedicated research teams spends countless hours studying individual companies and analyzing their unique business risks and opportunities. Our focus on individual companies helps us cut through the market noise and maintain or strengthen long-term conviction in the investments we’ve made on behalf of our investors. If there is a bright spot in an otherwise challenging envi-

www.RSinvestments.com	1

CEO’s Letter (continued)

ronment (yes, there are a few), we believe that many companies possess strong fundamentals, and we are encouraged by the compelling entry points provided by the current market.

RS Funds: A Family of Choice(s)

RS Investments offers you a choice. We have 23 mutual funds within the RS fund family, offering investors access to stocks, bonds, and money market investments. Our unique approach utilizes dedicated research teams to focus on each asset class, providing you with specialized expertise in value, core, growth, international and fixed income. I want to take this opportunity to call attention to some of our successes during this difficult market.

RS Value Funds: Adding Value and Downside Protection

In spite of the challenging market, the RS Value Team’s disciplined approach to investing led to three funds managed by the RS Value Team outperforming their benchmarks year-to-date as of 6/30/08. We believe this is due, in part, to the Value Team’s focus on companies with improving returns on invested capital.

In fact, RS Value Fund and RS Partners Fund have ranked in the top half of their Morningstar1 peer groups through a variety of market environments. Based on total return, RS Value Fund (Class A shares) ranks in the top 32%, 18%, 3%, and 5% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Mid Cap Blend category peers1. RS Partners Fund (Class A shares) ranks in the top 36%, 42%, 11% and 8% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Blend category peers1.

With the addition of Tim Bei, an experienced analyst who joined us after a distinguished career with T. Rowe Price, we believe that the 13-member Value Team clearly has the strength and depth to carry its strong legacy well into the future.

RS Global Natural Resources Fund (Class A shares), focusing on some of the strongest performing areas of the market during this period, provided a 14.72% return for the first half of 2008. As supply and demand imbalances led energy and other commodities toward record highs early in the year, the Fund provided strong returns consistent with the rising natural resources market.

RS’ value-driven approach to natural resources investing seeks to make long-term investments in companies that RS Investments believes have advantaged natural resource assets. The Value Team’s pragmatic approach to valuations should be well-suited to the volatile nature of the current economic environment.

Milestone Anniversary for the RS Core Team

In August 2005, RS Core Equity Fund manager, Mani Govil, began assembling a new research team in support of RS’ Core funds. Nearly three years later, the results are compelling, to say the least: RS Core Equity Fund (Class A shares) ranked in the top 3% among its Morningstar Large Blend category peers for the three-year period ended 6/30/08 and Morningstar recently wrote favorably about the Fund2. Based on total return, RS Core Equity Fund (Class A shares) also ranks in the top 6%, 17% and 81% for the 1-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Large Blend category peers1.

Driven by a coordinated fundamental and quantitative research effort, RS Core Equity Fund performed significantly better than its benchmark, the S&P 500® Index for first half of 2008. Since Mani and his team assumed management, the Fund has ranked in the top decile of Morningstar’s Large Blend peer group. Since the new team’s 1 year anniversary (7/31/06), the Fund has achieved top decile Morningstar rankings in 20 of 24 trailing 1-year periods, measured monthly, among its peer group1.

RS Fixed Income: Conservative and Disciplined

In times like these, investors tend to seek the relative safety of investing in bond funds. The subadviser to these funds, Guardian Investor Services, has skillfully managed its funds through one of the most challenging periods on record for the credit markets. In fact, in a period rife with billions in downgrades in the mortgage- and asset-backed markets, resulting from deteriorating fundamentals, the team’s holdings in those sectors included only one bond that was down-

2	Call 800.766.3863

graded since the credit crisis began last summer (reflecting only 0.06% of one retail fund’s assets, the RS Low Duration Bond Fund). We see this as a true testament to the team’s experience, fundamental research and disciplined portfolio management. Based on total return, the RS Low Duration Bond Fund (Class A Shares) ranks in the top 23% and 24% respectively for 1- and 3-year periods, as of 6/30/08, among its Morningstar Short-Term Bond category peers1.

RS International: Global Opportunities

Despite global turmoil, RS International funds held up well relative to their peers. Based on total return, RS Emerging Markets Fund (Class A Shares) ranks among the top quartile for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Diversified Emerging Markets Category peers1. RS Funds’ UK subadviser, Baillie Gifford, calls upon years of international investing expertise to manage our International funds.

Focused Strength from RS Growth

After a strong 2007, the first half of 2008 has been a difficult period for faster-growing companies, and for a number of our Funds. Despite this, RS Select Growth Fund, which invests in a more limited number of small- and mid-sized growth companies ranked solidly in the top quartile of its Morningstar peer group for the one year period ended 6/30/08. We attribute this more recent success to our five-member portfolio management team, which assumed management of the Fund in May 2007. Based on total return, RS Select Growth Fund (Class A Shares) ranks 18%, 42%, 74% and 20% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Growth category peers1 .

Looking Forward

RS Investments continues to invest in our long term future. We believe our well-defined investment processes and our experienced and dedicated research teams have us well-positioned to serve our shareholders during both challenging and prosperous times. We remain focused on your long-term financial success.

Thank you for entrusting us with your investment and for your ongoing support.

Sincerely,

Terry R. Otton

Chief Executive Officer

1  Performance numbers for some funds include periods before RS Investments became the funds’ investment adviser. Rankings are based off total returns as of 6/30/08. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/07- 06/30/08 Rank/Count	3-Yr Total Return 06/30/05- 06/30/08 Rank/Count	5-Yr Total Return 06/30/03- 06/30/08 Rank/Count	10-Yr Total Return 06/30/98- 06/30/08 Rank/Count
RS Select Growth Fund	Small Growth	132-859	251-705	356-571	44-273
RS Partners Fund	Small Blend	207-664	201-549	41-429	13-185
RS Value Fund	Mid-Cap Blend	131-486	63-410	8-323	7-152
RS Core Equity Fund	Large Blend	107-2086	43-1715	192-1325	453-660
RS Emerging Markets Fund	Diversified Emerging Markets	53-293	22-217	17-189	16-110
RS Low Duration Bond Fund	Short-Term Bond	88-447	77-381	N/A	N/A

2  Morningstar Analyst Report, June 28, 2008.

www.RSinvestments.com	3

Performance Update

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge			-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K	RSPKX	10/13/06
without sales charge			-3.57%	-15.92%	—	—	—	-1.94%
Class Y	RSPYX	05/01/07
without sales charge			-3.19%	-15.26%	—	—	—	-11.69%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge			-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C	RVACX	05/01/07
without sales charge			-2.75%	-10.71%	—	—	—	-7.45%
with sales charge			-3.72%	-11.54%	—	—	—	-7.45%
Class K	RSVKX	12/04/06
without sales charge			-2.63%	-10.40%	—	—	—	0.36%
Class Y	RSVYX	05/01/07
without sales charge			-2.25%	-9.75%	—	—	—	-6.50%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

4	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-1.56%	-10.98%	—	—	—	7.18%
with maximum sales charge			-6.26%	-15.19%	—	—	—	5.20%
Class C†	RIVCX	07/24/07
without sales charge			-1.68%	—	—	—	—	-9.16%
with maximum sales charge			-2.66%	—	—	—	—	-9.90%
Class K	RSIKX	01/03/07
without sales charge			-1.68%	-11.59%	—	—	—	-1.86%
Class Y	RSIYX	05/01/07
without sales charge			-1.14%	-10.54%	—	—	—	-6.94%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge			9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C	RGNCX	05/01/07
without sales charge			14.31%	26.68%	—	—	—	26.28%
with sales charge			13.31%	25.68%	—	—	—	26.28%
Class K	RSNKX	12/04/06
without sales charge			14.57%	27.13%	—	—	—	25.75%
Class Y	RSNYX	05/01/07
without sales charge			14.89%	28.06%	—	—	—	27.70%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-14.15%	-19.44%	2.79%	7.71%	—	9.70%
with maximum sales charge			-18.20%	-23.26%	1.15%	6.66%	—	8.72%

†	RS Investors Fund Class C shares (Inception date: 07/24/07) “since inception” returns are not annualized and represent cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	5

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-17.02%	-22.07%	1.52%	6.78%	—	8.77%
Class C	RLCCX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-15.30%	-20.68%	2.03%	6.92%	—	8.90%
Class K	RLCKX	02/03/03
without sales charge			-14.20%	-19.60%	2.52%	7.43%	—	9.40%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge			-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B	GUCBX	05/06/97
without sales charge			-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge			-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C	RSCCX	08/07/00
without sales charge			-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge			-12.67%	-18.12%	3.23%	8.26%	—	1.31%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y	RSCYX	05/01/07
without sales charge			-11.28%	-16.50%	—	—	—	-12.56%
RS Core Equity Fund Class A	GPAFX	06/01/72
without sales charge			-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge			-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B	GUPBX	05/01/96
without sales charge			-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge			-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C	RCOCX	08/07/00
without sales charge			-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge			-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K	RCEKX	05/15/01
without sales charge			-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y	RCEYX	05/01/07
without sales charge			-4.48%	-3.87%	—	—	—	1.23%
RS Equity Dividend Fund Class A†	REDAX	07/31/07
without sales charge			-9.62%	—	—	—	—	-13.59%
with maximum sales charge			-13.93%	—	—	—	—	-17.71%

†	RS Equity Dividend Fund Class A shares (Inception date: 07/31/07) “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C†	REDCX	07/31/07
without sales charge			-9.41%	—	—	—	—	-13.63%
with sales charge			-10.31%	—	—	—	—	-14.48%
Class K†	REDKX	07/31/07
without sales charge			-9.77%	—	—	—	—	-13.78%
Class Y†	REDYX	07/31/07
without sales charge			-9.29%	—	—	—	—	-13.06%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-12.16%	-13.66%	3.85%	7.02%	—	-0.56%
with maximum sales charge			-14.80%	-16.25%	2.81%	6.36%	—	-0.94%
Class B	RSPBX	08/07/00
without sales charge			-12.39%	-14.28%	3.08%	6.22%	—	-1.35%
with sales charge			-15.02%	-16.83%	2.45%	6.06%	—	-1.35%
Class C	RSAPX	08/07/00
without sales charge			-12.41%	-14.30%	3.08%	6.22%	—	-1.37%
with sales charge			-13.29%	-15.15%	3.08%	6.22%	—	-1.37%
Class K	RSPIX	05/15/01
without sales charge			-12.28%	-14.00%	3.41%	6.57%	—	0.76%

†	RS Equity Dividend Fund Class C, Class K, and Class Y shares (Inception date: 07/31/07 for all share classes) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Asset Allocation Fund Class A	GUAAX	02/16/93
without sales charge			-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge			-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B	GAABX	05/01/96
without sales charge			-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge			-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C	RAACX	08/07/00
without sales charge			-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge			-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K	RAAKX	05/15/01
without sales charge			-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge			-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C†	REGWX	09/06/07
without sales charge			-15.38%	—	—	—	—	-15.28%
with sales charge			-16.23%	—	—	—	—	-16.13%
Class K	RSEKX	01/22/07
without sales charge			-15.34%	-14.79%	—	—	—	-2.66%
Class Y	RSYEX	05/01/07
without sales charge			-14.98%	-13.88%	—	—	—	-6.83%

†	RS Emerging Growth Fund Class C shares (Inception date: 09/06/07) return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Asset Allocation Fund Class A, B, C and K shares are 1.68%, 2.47%, 2.42%, and 2.13%, respectively; for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge			-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	—	-17.20%
with sales charge			—	—	—	—	—	-18.02%
Class K	RSSKX	03/02/07
without sales charge			-18.38%	-21.86%	—	—	—	-10.79%
Class Y	RSMYX	05/01/07
without sales charge			-17.95%	-21.20%	—	—	—	-15.25%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge			-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C†	RSGFX	11/15/07
without sales charge			-10.07%	—	—	—	—	-11.24%
with sales charge			-10.97%	—	—	—	—	-12.13%
Class K	RSDKX	02/12/07
without sales charge			-10.03%	-7.87%	—	—	—	-0.56%

†

RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) and RS Select Growth Fund Class C shares (Inception date: 11/15/07), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge			-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C	RMOCX	05/21/07
without sales charge			-15.44%	-13.55%	—	—	—	-12.13%
with sales charge			-16.29%	-14.28%	—	—	—	-12.13%
Class K	RSMKX	12/04/06
without sales charge			-15.41%	-13.25%	—	—	—	-2.79%
Class Y	RMOYX	05/01/07
without sales charge			-15.06%	-12.41%	—	—	—	-7.04%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge			-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C	RGWCX	06/29/07
without sales charge			-14.53%	-11.85%	—	—	—	-11.85%
with sales charge			-15.39%	-12.59%	—	—	—	-12.59%
Class K	RSGKX	11/27/06
without sales charge			-14.28%	-11.41%	—	—	—	-1.74%
Class Y	RGRYX	05/01/07
without sales charge			-14.30%	-11.09%	—	—	—	-5.43%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge			-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C	RINCX	05/02/07
without sales charge			-16.96%	-11.30%	—	—	—	-4.68%
with sales charge			-17.79%	-12.10%	—	—	—	-4.68%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-16.86%	-10.95%	—	—	—	2.09%
Class Y	RIFYX	05/01/07
without sales charge			-16.56%	-10.18%	—	—	—	-2.86%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge			-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B	GBGBX	05/01/96
without sales charge			-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge			-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C	RIGCX	08/07/00
without sales charge			-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge			-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K	RIGKX	05/15/01
without sales charge			-7.68%	-4.50%	14.04%	15.33%	—	5.79%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge			-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B	REMBX	05/06/97
without sales charge			-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge			-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C	REMGX	08/07/00
without sales charge			-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge			-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K	REMKX	05/15/01
without sales charge			-12.65%	6.16%	29.73%	31.26%	—	22.36%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge			-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B	RIQBX	08/07/00
without sales charge			0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge			-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C	RIQCX	08/07/00
without sales charge			0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge			-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K	RIQKX	05/15/01
without sales charge			0.27%	5.17%	2.85%	2.90%	—	4.57%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			1.74%	5.21%	3.88%	—	—	3.01%
with maximum sales charge			-0.57%	2.89%	3.09%	—	—	2.54%
Class B	RLDBX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			-1.64%	1.42%	2.48%	—	—	2.06%
Class C	RLDCX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			0.36%	3.42%	3.11%	—	—	2.24%
Class K	RLDKX	07/30/03
without sales charge			1.54%	4.79%	3.47%	—	—	2.60%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-2.23%	-3.60%	3.27%	5.48%	—	4.55%
with maximum sales charge			-5.84%	-7.23%	1.96%	4.68%	—	4.14%
Class B	RHYBX	09/01/98
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.66%
with sales charge			-5.42%	-7.01%	1.88%	4.54%	—	3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.80%
with sales charge			-3.54%	-5.23%	2.45%	4.70%	—	3.80%
Class K	RHYKX	05/15/01
without sales charge			-2.42%	-3.99%	2.86%	5.06%	—	5.12%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge			-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C	RETCX	08/07/00
without sales charge			-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge			-1.50%	0.15%	1.39%	2.34%	—	4.28%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B	RMBXX	05/01/96
without sales charge			0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge			-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C	RMCXX	08/07/00
without sales charge			0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge			-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K	RMKXX	05/15/01
without sales charge			0.94%	2.91%	3.36%	2.26%	—	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

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www.RSinvestments.com	15

Highlights

RS Funds Specialized Expertise at Work for You

The RS Investments difference:

>  Unique, research-driven investment strategies

>  Distinct and specialized investment teams

>  Disciplined and repeatable investment process

>  Highly experienced and focused investment professionals

At RS Investments we offer a broad range of investment strategies managed by our specialized investment teams that adhere to their own distinct investment style and expertise. Incorporating highly-focused investments that are rigorously researched and carefully overseen by our investment specialists is an effective way to create a well-balanced, diversified portfolio and potentially increase overall investment performance. And with our 22-plus years of experience delivering this unique asset management approach, you can have confidence that each part of your investment strategy is managed by our team of dedicated, active, and highly-experienced investment professionals.

To learn more about our specialized expertise in any of these strategies please visit www.RSinvestments.com where you will find the latest press, commentary, and performance on our funds.

Lipper Rankings and Morningstar Ratings (Class A Shares)1

The Morningstar RatingsTM (including the effects of sales charges, loads, and redemption fees) are based on risk-adjusted returns as of 06/30/08. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. Lipper rankings are based on total return with dividends reinvested and do not take into account sales charges. Quartiles and rankings are based on total return and are historical and do not represent future results.

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Partners Fund	Lipper Category: Small Cap Core				without sales charge	« «««« (out of 549 funds)	« «« (out of 549 funds)	« «««« (out of 429 funds)	« «««« (out of 185 funds)	Small Blend Category
	2nd 295/786	2nd 258/628	1st 45/486	1st 15/193	including the effect of sales charges, loads, and redemption fees	«««« (out of 549 funds)	««« (out of 549 funds)	«««« (out of 429 funds)	«««« (out of 185 funds)

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« «««« (out of 410 funds)	« ««« (out of 410 funds)	« «««« (out of 323 funds)	« «««« (out of 152 funds)	Mid-Cap Blend Category
	1st 38/343	1st 33/270	1st 7/209	1st 6/65	including the effect of sales charges, loads, and redemption fees	«««« (out of 410 funds)	««« (out of 410 funds)	««««« (out of 323 funds)	«««« (out of 152 funds)
RS Core Funds

RS Core Equity Fund	Lipper Category: Large Cap Core				without sales charge	« «« (out of 1,715 funds)	« «««« (out of 1,715 funds)	« ««« (out of 1,325 funds)	« (out of 660 funds)	Large Blend Category
	1st 51/817	1st 3/692	1st 52/574	3rd 232/323	including the effect of sales charges, loads, and redemption fees	««« (out of 1,715 funds)	««««« (out of 1,715 funds)	«««« (out of 1,325 funds)	« (out of 660 funds)

Performance quoted represents past performance and does not guarantee future results.

16	Call 800.766.3863

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Growth Funds

RS Select Growth Fund	Lipper Category: Small Cap Growth				without sales charge	« «« (out of 705 funds)	« «« (out of 705 funds)	« « (out of 571 funds)	« «« (out of 273 funds)	Small Growth Category
	1st 111/604	2nd 204/486	3rd 288/400	1st 37/192	including the effect of sales charges, loads, and redemption fees	««« (out of 705 funds)	««« (out of 705 funds)	«« (out of 571 funds)	««« (out of 273 funds)

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 229 funds)	« «« (out of 76 funds)	Specialty-Technology Category
	3rd 58/108	3rd 64/102	2nd 27/90	1st 3/27	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	««« (out of 229 funds)	««« (out of 76 funds)
RS International Funds

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 217 funds)	« ««« (out of 217 funds)	« ««« (out of 189 funds)	« ««« (out of 110 funds)	Diversified Emerging Markets Category
	1st 69/280	1st 27/200	1st 21/172	1st 18/97	including the effect of sales charges, loads, and redemption fees	«««« (out of 217 funds)	«««« (out of 217 funds)	««« (out of 189 funds)	«««« (out of 110 funds)
RS Fixed Income Funds

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 381 funds)	« ««« (out of 381 funds)	N/A	N/A	Short-Term Bond Category
	1st 40/263	1st 52/212	N/A	N/A	including the effect of sales charges, loads, and redemption fees	««« (out of 381 funds)	««« (out of 381 funds)	N/A	N/A

RS Tax-Exempt Fund	Lipper Category General Municipal Debt				without sales charge	« ««« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 248 funds)	« ««« (out of 204 funds)	Muni National Long
	2nd 77/235	2nd 86/220	2nd 59/210	1st 8/153	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	«« (out of 248 funds)	««« (out of 204 funds)

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to ensure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar RatingTM, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar RatingTM based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Investor Services LLC (GIS) serves as investment subadviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund.

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

18	Call 800.766.3863

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. (GIS) has managed RS Tax-Exempt Fund since 1993* and RS Money Market Fund since 1986.* Mr. Grant has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Leslie Barbi

Leslie Barbi (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. She is a managing director and head of public fixed income at Guardian Life. Ms. Barbi is the primary top-down strategist for the Fund’s investment team, responsible for providing assessments of the economy and providing oversight of portfolio construction and risk management. Her previous investment management experience includes serving as managing director of fixed income at Goldman Sachs Asset Management from July 2001 through March 2003, where she served as a member of the investment strategy group and head of U.S. investment grade corporates. Previously, Ms. Barbi was portfolio manager and executive vice president of fixed income at Pacific Investment Management Co., from July 1993 to February 2001. Ms. Barbi holds an A.B. in economics from Harvard University and an M.B.A. in finance from the University of Chicago Graduate School of Business.

Marc Gross

Marc Gross (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. He is a senior director of Guardian Life. Mr. Gross is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in October 2005, Mr. Gross was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Mr. Gross worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Mr. Gross holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

Howard G. Most

Howard G. Most (GIS) has been a member of the investment management team of RS High Yield Bond Fund since July 2008. He is a managing director and head of fixed income credit research at Guardian Life. Mr. Most is the head of research for the Funds’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Mr. Most has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, Mr. Most was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Mr. Most began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Mr. Most received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

20	Call 800.766.3863

RS Investment Quality Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	The RS Investment Quality Bond Fund outperformed the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group by more than 1.25% in the first half of 2008.

•	The Fund underperformed its benchmark, the Lehman Brothers Aggregate Bond Index[2] , by 0.67%.

•

We expect the economy to remain in the doldrums due to the weakness in the housing market and a financial system under considerable stress. As a result, we remain cautious about corporate bonds and mortgage-backed securities (MBS).

Market Overview

Contrary to the hopes of many investors, the first half of 2008 saw a continuation of the turmoil from the previous year’s credit crisis. Financial institutions recorded multi-billion dollar writedowns from their subprime and collaterized debt obligation holdings while the housing market witnessed declining home values, homeowners with negative equity in their houses, increasing delinquencies and foreclosures and much tighter lending standards from mortgage lenders. All this occurred in the context of an uncertain economy and sharply escalating energy prices. There was very little good news, although the Fed did cut the benchmark federal funds rate to 2.00% and the government implemented a $168 billion fiscal stimulus bill in an effort to stave off a potential recession.

For the period, we saw more market volatility in the first quarter than in the second quarter. As a result, some sectors performed poorly in the first quarter, but they recovered to some extent in the second quarter as market volatility declined. The first quarter saw a “flight to quality” to Treasuries, which led to a substantial decline in rates. For example, two-year Treasury yields dropped by 1.47% during the first quarter and 10-year yields dropped by 0.61%. As a result, the Treasury component of the Lehman Brothers Aggregate Bond Index returned 4.43% for the first quarter and outperformed all the other taxable fixed-income sectors on both an absolute and a relative basis. Corporate bonds,

MBS and commercial mortgage-backed securities (CMBS) all underperformed the returns of their equal-duration Treasury counterparts for the first quarter by 4.27%, 0.77% and 7.77%, respectively.

In contrast, Treasuries posted a negative 2.1% return for the second quarter as interest rates rose in the wake of inflation fears and concerns regarding future Fed rate hikes. Two-year Treasury yields rose 1.03% to finish the quarter at 2.62% and 10-year yields rose by 0.56% to finish at 3.97%. Corporate bonds, MBS, and CMBS posted negative returns in the second quarter but in a reversal from the first quarter, they outperformed Treasuries by 1.34%, 0.52% and 2.60%, respectively. For the period, however, these sectors still underperformed Treasuries on both an absolute and a relative basis, as the rebound of these non-Treasury sectors was not enough to completely offset their weak first-quarter performance. In other words, Treasuries continued the trend from 2007 as the best-performing sector in the fixed-income market.

Performance

The RS Investment Quality Bond Fund (Class A Shares) had a total return of 0.46% for the six-month period ended June 30, 2008, compared with the average fund in the Lipper Intermediate Investment Grade Debt Funds peer group, which declined 0.83% for the same period. (The peer group consists of 584 mutual funds that invest primarily in investment-grade debt with average maturities of five to 10 years.) In contrast, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index returned 1.13% in the first half of 2008.

Portfolio Review

While the Fund outperformed its Lipper peer group average, it underperformed its benchmark. Much of it was caused by the Fund’s relative posture within the structured products sector versus the Fund’s Index. Specifically, the Fund was overweighted in CMBS and asset-backed securities (ABS) while these sectors underperformed in the first half of 2008.

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RS Investment Quality Bond Fund (continued)

In addition, the Fund was underweighted in MBS, which outperformed. This overall underperformance in sector allocation was partially mitigated by our decision to underweight corporate bonds, as that sector underperformed. The Fund’s out-of-index allocation to the collateralized mortgage obligation sector further contributed to the Fund’s performance.

We also note that the Fund had no exposure to subprime adjustable rate mortgages (ARMs) or CDOs during the period.

Given our expectations of a slowing economy and lower profits, we underweighted corporate bonds versus the benchmark, with a specific emphasis on underweighting the consumer sector (retail) and homebuilders. In April, we moved to an overweight position in the brokerage sector as attractive spread levels and a belief that the sector was working its way through its current issues (write-downs, capital raising needs and liquidity concerns) made the brokerage sector look attractive. As we moved toward the end of the quarter, however, we reduced our holdings in these sectors as concerns over additional write-downs and capital needs ramped up again. We were and remain overweighted in the defense, energy, metals and mining, and insurance sectors.

Our view of the residential mortgage market was that it was undergoing a significant change as the combined effects of falling housing prices, tighter lending standards, and higher transaction costs would lead to slower prepayment speeds and greater interest rate risk. Further, we did not envision a substantial increase in demand, as depository institutions, dealers, hedge funds, and the government-sponsored enterprises (Freddie Mac and Fannie Mae) were all in capital preservation (or capital-raising/replacement) mode. We had already favored premium coupons, but these factors led us to a more bearish view on the sector as a whole. As a result, we were comfortable with our decision to underweight the MBS sector, but we also chose to position the MBS portfolio with a premium coupon bias to take advantage of the anticipated speed slowdown.

Finally, our security selection helped to offset about one-third of the Fund’s sector selection underperformance. Notably, six holdings in CMBS and ABS performed very well, but that performance was offset by the underperformance of our holdings in Wachovia Bank, Lehman Brothers, USB Realty and Sprint.

Outlook

We maintain our view that the economy will continue to slow as it faces strong headwinds. The consumer continues to be challenged by falling home prices, increasing job losses, sluggish wage growth, uncertainty in the equities markets and increasing inability to obtain credit. We believe these negative factors are likely to persist, especially after the effects of the stimulus checks fade. In addition, the financial system remains stressed and finance companies will likely need to raise additional capital to offset growing losses in their portfolios. In the meantime, they will be hard-pressed to preserve their existing capital, which will drastically limit their ability to lend or commit capital to the bond markets.

As a result, we remain cautious about the credit sector because we are still expecting corporate profits to decline due to the economic slowdown. In addition, the finance sector is once again concerned about the prospect of more writedowns, especially in the bank sector. Our outlook on MBS remains largely unchanged. We still envision a slowdown in prepayment rates and would continue to favor a premium-biased portfolio. We also note the greater attractiveness of non-agency MBS and intend to look for opportunities to increase our exposure there by reducing our holdings of agency MBS. We remain positive about the CMBS sector due to the strong performance of the underlying loans and would look to increase our exposure if the sector presents any further buying opportunities.

We thank you for your investment and continued support.

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

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RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	23

RS Investment Quality Bond Fund (continued)

Total Net Assets: $127,491,311	Data as of June 30, 2008

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.500%	03/31/12	5.34%
U.S. Treasury Notes	3.875%	05/15/18	3.91%
FNMA Mortgage Pass-Through	5.500%	02/01/38	3.83%
U.S. Treasury Bonds	5.000%	05/15/37	2.20%
FHLB Agency	5.125%	07/17/18	2.02%
FHLMC Mortgage Pass-Through	7.000%	04/01/38	1.97%
FHLMC 3227 PR CMO	5.500%	09/15/35	1.80%
FHLMC Mortgage Pass-Through	5.500%	12/01/36	1.75%
FNMA Mortgage Pass-Through	5.000%	04/01/34	1.61%
FNMA Mortgage Pass-Through	5.500%	07/01/37	1.58%
Total			26.01%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

24	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge		-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B Shares	08/07/00
without sales charge		0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge		-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C Shares	08/07/00
without sales charge		0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge		-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K Shares	05/15/01	0.27%	5.17%	2.85%	2.90%	—	4.57%
without sales charge
Lehman Brothers Aggregate Bond Index[2]		1.13%	7.12%	4.08%	3.86%	5.68%	6.22%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Lehman Brothers Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.04%, Class B 1.84%, Class C 1.82% and Class K 1.63%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Investment Quality Bond Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class B and Class C shares of RS Investment Quality Bond Fund and in the Lehman Brothers Aggregate Bond Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Investment Quality Bond Fund and in the Lehman Brothers Aggregate Bond Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.04%, Class B 1.84%, Class C 1.82% and Class K 1.63%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

26	Call 800.766.3863

RS Low Duration Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	The RS Low Duration Bond Fund outperformed the average fund in the Lipper Short Investment Grade Debt Funds peer group by more than 2.5% during the first half of 2008.

•	The Fund underperformed its benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index[2], by 0.37%.

•

We expect the economy to remain in the doldrums due to the weakness in the housing market and a financial system under considerable stress. As a result, we remain cautious about corporate bonds overall but continue to find value in shorter-maturity issues.

Market Overview

Contrary to the hopes of many investors, the first half of 2008 saw a continuation of the turmoil from the previous year’s credit crisis. Financial institutions recorded multi-billion dollar writedowns from their subprime and collaterized debt obligation (CDO) holdings while the housing market witnessed declining home values, homeowners with negative equity in their houses, increasing delinquencies and foreclosures and much tighter lending standards from mortgage lenders. All this occurred in the context of an uncertain economy and amid sharply escalating energy prices. There was very little good news, although the Federal Reserve Board did cut the benchmark federal funds rate to 2.00% and the government implemented a $168 billion fiscal stimulus bill in an effort to stave off a potential recession.

For the period, we saw more market volatility in the first quarter than in the second quarter. Not surprisingly, some sectors performed poorly in the first quarter but they recovered to some extent in the second quarter as market volatility declined. The first quarter saw a flight to quality to Treasuries, which led to a substantial decline in rates. For example, two-year Treasury yields dropped by 1.47% during the first quarter and 10-year yields dropped by 0.61%. As a result, the Treasury component of the Lehman Brothers Aggregate Bond Index3 returned 4.43% for the first quarter and outperformed all the other taxable fixed income sectors on both an absolute and a relative basis. Corporate bonds, mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) all underperformed the returns of their equal-duration Treasury counterparts for the first quarter by 4.27%, 0.77% and 7.77%, respectively.

In contrast, Treasuries posted a negative 2.1% return during the second quarter, as interest rates rose in the wake of inflation fears and concerns regarding future Fed rate hikes. Two-year Treasury yields rose 1.03% to finish the quarter at 2.62%, and 10-year yields rose by 0.56% to finish at 3.97%. Corporate bonds, MBS and CMBS posted negative returns in the second quarter but in a reversal from the first quarter, they outperformed Treasuries by 1.34%, 0.52% and 2.60%, respectively. For the period, however, these sectors still underperformed Treasuries on both an absolute and a relative basis as the rebound of these non-Treasury sectors was not enough to completely offset their weak first-quarter performance. In other words, the Treasury sector continued the trend from 2007 as the best-performing sector in the fixed-income market.

Performance

The RS Low Duration Bond Fund (Class A Shares) had a total return of 1.74% for the six-month period ended June 30, 2008, compared with the average fund in the Lipper Short Investment Grade Debt Funds peer group, which declined 0.79% for the same period. (The peer group consists of 264 mutual funds that invest primarily in short-term investment grade-debt with average maturities of one to three years.) In contrast, the Fund’s benchmark, the Lehman Brothers U.S. Government 1-3 Year Bond Index returned 2.11% in the first half of 2008.

Portfolio Review

Although the Fund outperformed its Lipper peer group average, it underperformed its benchmark, due largely to our portfolio positioning relative to the benchmark, which is comprised solely of Treasury and agency securities. As noted above, the Treasury sector performed very well in

www.RSinvestments.com	27

RS Low Duration Bond Fund (continued)

the first quarter during the market’s “flight to quality,” outperforming every non-Treasury sector. Even though the Treasury sector gave back some of that performance in the second quarter as investor sentiment improved, Treasuries posted enough of a performance cushion in the first quarter to retain its status as the best-performing sector for the first half of the year. We believed (and continue to believe) that there were very attractive values in the non-Treasury/agency sectors: but because these sectors underperformed during the credit crisis, our holdings there detracted from the Fund’s return.

We came into 2008 favoring short-maturity corporate bonds and asset-backed securities (ABS) — our two largest sector exposures — over comparable-maturity Treasuries and agency debt. We believed that these assets provided sufficient yield to bolster the Fund’s returns. Though we believe the economy is slowing, we expect these asset classes will continue to help the Fund outpace its peers.

Our ABS exposure was focused away from the mortgage area. (The Fund had no exposure to subprime adjustable-rate mortgages (ARMs) or CDOs during the period). We saw good value in securities backed by credit card receivables and auto loans. Given our view of a slowing economy, we recognized the potential for greater delinquencies in the consumer debt sector, but we analyzed the adequacy of such securities’ credit support and believed that they would continue to perform well.

We also had significant exposure to short-maturity CMBS. We conducted similar analysis of our CMBS holdings and believed that they had enough credit support to withstand the projected losses that might occur in a severe real estate downturn.

Outlook

We maintain our view that the economy will continue to slow as it faces strong headwinds. The consumer continues to be challenged by falling home prices, increasing job losses, sluggish wage growth, uncertainty in the equities markets and increasing inability to obtain credit. We believe these negative factors are likely to persist, especially after the effects of the stimulus checks fade. In addition, the financial system remains stressed and finance companies will likely need to raise additional capital to offset growing losses in their portfolios. In the meantime, they will be hard-pressed to preserve their existing capital, which will drastically limit their ability to lend or commit capital to the bond markets.

That said, we still believe that investors are sufficiently compensated for bearing the risk of non-Treasury assets at the very short end of the yield curve, even in these uncertain times. As a result, we continue to favor short-maturity corporate bonds, ABS, and CMBS. Twenty-five percent of the Fund’s corporate bond holdings will mature in the next six months. We intend to look for opportunities to reinvest those proceeds within the corporate sector.

We thank you for your investment and continued support.

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

28	Call 800.766.3863

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	29

RS Low Duration Bond Fund (continued)

Total Net Assets: $40,788,469	Data as of June 30, 2008

Asset Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA Agency	7.250%	01/15/10	6.73%
U.S. Treasury Notes	2.125%	04/30/10	5.07%
FNMA Agency	5.125%	04/15/11	4.60%
FHLMC Agency	4.000%	12/15/09	3.43%
U.S. Treasury Notes	2.000%	02/28/10	2.87%
U.S. Treasury Notes	2.875%	06/30/10	2.72%
U.S. Treasury Notes	4.875%	05/31/11	2.72%
FNMA Agency	3.875%	02/15/10	2.29%
FNMA Agency	5.000%	10/15/11	1.94%
U.S. Treasury Notes	4.500%	02/28/11	1.93%
Total			34.30%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Lehman Brothers Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

30	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	Since Inception
Class A Shares	07/30/03
without sales charge		1.74%	5.21%	3.88%	3.01%
with maximum sales charge		-0.57%	2.89%	3.09%	2.54%
Class B Shares	07/30/03
without sales charge		1.36%	4.42%	3.11%	2.24%
with maximum sales charge		-1.64%	1.42%	2.48%	2.06%
Class C Shares	07/30/03
without sales charge		1.36%	4.42%	3.11%	2.24%
with maximum sales charge		0.36%	3.42%	3.11%	2.24%
Class K Shares	07/30/03
without sales charge		1.54%	4.79%	3.47%	2.60%
Lehman Brothers U.S. Government 1-3 Year Bond Index[2]		2.11%	7.07%	4.69%	3.45%
				Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/30/03 in Class A, Class B, Class C, and Class K shares of RS Low Duration Bond Fund and in the Lehman Brothers U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares. For Class B shares, a contingent deferred sales charge of 1.00% was imposed at the end of the period.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.29%, Class B 1.97%, Class C 1.98% and Class K 1.67%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 2.25%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	31

RS High Yield Bond Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	New portfolio management team appointed July 2008.

•	The RS High Yield Bond Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index[3] by 0.92% during the first half of the year in a highly volatile high yield market.

•	Performance was adversely affected by exposure to the utilities and gaming sectors.

•	These losses were partially offset by strengths in the non-captive consumer finance and energy sectors.

Market Overview

The environment for high yield bonds in the first half of 2008 was quite difficult. High yield bonds recorded negative returns in the first quarter on elevated concerns regarding subprime mortgages as well as an uncertain economy. After positive returns in April and May, the high yield market was notably lower in June. The market continues to contend with the credit crisis, depreciating housing values and an overhang of new-issue backlog. An uncertain economy and tightening credit conditions, as well as increasing default rates, are some issues that continue to weigh on the markets.

The environment for high yield primary issuance was and remains challenging. During the first half of 2008, $43 billion of new issuance was priced. The pace of supply was considerably less than in 2007, when $138 billion of new issuance was priced during the year. Although the backlog of funded high yield bond and loan issuance was considerably reduced during the period, a substantial backlog remains.

Performance

The RS High Yield Bond Fund (Class A Shares) declined 2.23% for the six month period ended June 30, 2008. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High Yield Index, which declined 1.31% for the same period.

Portfolio Review

The Fund’s overweighted position in the non-captive consumer finance sector contributed positively to performance in the first half of the year. Within the sector, we primarily held bonds of Residential Capital LLC due June 9th 2008, which were redeemed at par. We correctly assessed that Residential Capital would have access to funds to redeem the bonds.

Our overweight allocation in the energy sector also contributed to the Fund’s performance during the first half of the year, particularly in the independent energy and oilfield services sectors. Traditionally a defensive sector, energy companies have also benefited from record crude oil and natural gas prices. Oilfield services companies have been the beneficiaries of increased capital spending in the energy and petroleum sector. We believe that these positive trends may persist given the robust commodity price environment, though we remain cognizant of the mid to longer-term demand implications of higher energy prices.

The gaming sector was one of the bottom-performing sectors in the first half for the Fund’s benchmark. Traditionally viewed as a defensive sector, gaming has been under pressure from ongoing concerns about the weakening U.S. economy and the impact of slowing consumer spending on casino company revenues and cash flows. Announced capacity cuts by major airlines serving Las Vegas and rising airfares and fees are contributing additional pressure. While we reduced exposure to the gaming sector during the period, the Fund was overweighted in the sector and ended the period with a small overweight.

The Fund underperformed in utilities, which was attributable primarily to our underweighting in the sector. For the first half of 2008, the independent power producers and unregulated utilities sector outperformed because of the sector’s defensive nature. As market volatility increased, the utility sector became more attractive. Consequently, over the first half of the year, utilities outperformed other sectors despite concerns of a recession.

On an issuer basis, the largest detractor from performance came from IndyMac Bancorp, which is primarily an Alt-A mortgage lender that has been negatively affected by the deterioration in the overall mortgage market. As of

32	Call 800.766.3863

June 30, 2008, this security constituted 0.05% of the Fund’s Portfolio.

Outlook

The positive performance in April and May was overshadowed by the June market correction. We believe the correction was attributable to reduced investor demand, high market volatility, constrained bank lending ability, and fear of a recession. Although the backlog in both the high yield bond and the bank loan markets was considerably reduced, we believe that further reduction in the backlog is necessary to permit normalized market conditions. Even though aggressive Federal Reserve Board and government intervention through both monetary and fiscal measures was taken to enhance liquidity in the financial markets, we expect an extended period of economic weakness primarily due to constrained lending and weak consumer spending due to lower income growth, rising unemployment, falling home prices and a limited ability to borrow.

For 2008, we believe the high yield market’s performance and credit spreads will be affected by monetary policy,

inflation, labor markets, energy, housing, the new-issue calendar and the uncertain economic environment. Lower freight rates, a decrease in paper container volume and a slowdown in corporate earnings and cash flow indicate a slowing in economic growth. The relatively low default rates, flexible monetary policy and sufficient liquidity that have been present have provided a counterbalance to an elevated backlog and increased risk aversion. However, if, as we expect, a longer period of slow economic growth persists, it could lead to decelerating earnings growth, an increasing default rate and a further widening in spreads. Therefore, as the new portfolio management team appointed in July 2008, we intend to continue to structure the portfolio conservatively on a credit-quality basis and closely monitor both individual credits and the economic trends.

We thank you for your continued investment and support.

Leslie Barbi	Marc Gross
Co-Portfolio Manager	Co-Portfolio Manager

Howard G. Most
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	33

RS High Yield Bond Fund (continued)

Total Net Assets: $80,457,512	Data as of June 30, 2008

Bond Quality[1]

Top Ten Holdings[2]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
CDX North America High Yield	8.875%	06/29/13	2.57%
Inergy LP/Inergy Finance Corp.	8.250%	03/01/16	1.96%
HCA, Inc.	9.125%	11/15/14	1.81%
HCA, Inc.	9.250%	11/15/16	1.45%
Ford Motor Credit Co.	7.250%	10/25/11	1.35%
Block Communications, Inc.	8.250%	12/15/15	1.32%
Texas Competitive Electric Holdings Co. LLC	10.250%	11/01/15	1.32%
Caraustar Inds., Inc.	7.375%	06/01/09	1.27%
Graphic Packaging International, Inc.	9.500%	08/15/13	1.21%
Rainbow National Services LLC	8.750%	09/01/12	1.17%
Total			15.43%
1	Source: Standard and Poor’s Rating or equivalent rating.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3	The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

34	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
Class A Shares	09/01/98
without sales charge		-2.23%	-3.60%	3.27%	5.48%	4.55%
with maximum sales charge		-5.84%	-7.23%	1.96%	4.68%	4.14%
Class B Shares	09/01/98
without sales charge		-2.60%	-4.34%	2.45%	4.70%	3.66%
with sales charge		-5.42%	-7.01%	1.88%	4.54%	3.66%
Class C Shares	08/07/00
without sales charge		-2.60%	-4.34%	2.45%	4.70%	3.80%
with sales charge		-3.54%	-5.23%	2.45%	4.70%	3.80%
Class K Shares	05/15/01
without sales charge		-2.42%	-3.99%	2.86%	5.06%	5.12%
Lehman Brothers U.S. Corporate High Yield Index[3]		-1.31%	-2.26%	4.55%	6.93%	5.57%
					Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 09/01/98 in Class A and Class B shares of RS High Yield Bond Fund and in the Lehman Brothers U.S. Corporate High Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 1.95%, Class C 1.93% and Class K 1.65%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	35

RS High Yield Bond Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS High Yield Bond Fund and in the Lehman Brothers U.S. Corporate High Yield Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS High Yield Bond Fund and in the Lehman Brothers U.S. Corporate High Yield Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.17%, Class B 1.95%, Class C 1.93% and Class K 1.65%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

36	Call 800.766.3863

RS Tax-Exempt Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	The RS Tax-Exempt Fund outperformed the average fund in its Lipper peer group by 0.62% during the first half of the year as a result of the Fund’s concentration in high quality-holdings.

•	New issue volume was lower due to the turmoil with bond insurers being downgraded and the restructuring of auction-rate securities, which kept some new-money issuers on the sidelines.

•	The closing of major broker-dealers and trading and sales cutbacks by others weakened liquidity, an important factor in the market.

•

The U.S. Supreme Court upheld the constitutionality of a state’s ability to give preferential tax treatment to its own municipal bonds owned by in-state residents, thereby helping bring tax certainty back to the market.

Market Overview

On the new-issue side, the first half of the year was really about the restructuring of auction-rate securities. With the downgrades of municipal bond insurers, the market roiled as hundreds of outstanding bond issuers faced higher interest costs on their short-term paper. Consequently, many issuers who considered new-money transactions in the early part of the year delayed them while the auction-rate securities were restructured with long bonds. With a few exceptions, the bond insurers continued to lose their coveted triple-A ratings and their important role in the market. There was also a continual downgrading of monoline municipal bond insurers. June was a particularly difficult month for them as MBIA and Ambac officially lost their AAA ratings assigned by the rating agencies.

Overall volume for the first half of the year was lower by approximately 4.1%: $221.7 billion compared to $231.2 billion during the same period last year. New-money transactions were lower by 8.1%, insured bonds were lower by 53.5%, and refundings were up 19.5% compared to the same period last year.

Performance

The RS Tax-Exempt Fund declined 0.14% for the six month period ended June 30, 2008. The benchmark Lehman Brothers Municipal Bond Index2, which does not include expenses, produced total returns of 0.02% for the same period. At any one time, the Lehman Brothers Municipal Bond Index had approximately 43,800 issues across the yield curve, whereas the Fund has exposure to about 70 to 80 issues.

The Fund outperformed the average fund in its Lipper peer group by 0.62%. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. For the one year period, Lipper ranked the Fund 77 out of 235 and in the 33rd percentile.

As of June 30, 2008, the Fund’s 30-day yield was 3.47% (which grosses up to 5.34% taxable equivalent yield for a person in the highest federal income tax bracket in 2008).

Portfolio Review

In terms of bond allocation, our approach was to emphasize diversity and moderation by issuer, insurance, industry, sector, and state while maintaining an overall high-grade rating quality of AA.

Being heavily weighted in strong credit quality paid off. This was evident when comparing the Lehman Brothers Baa Municipal Bond Index to the Lehman Brothers AA Index for the first six months of 2008. The Baa index had a total return of -1.90% while the AA index return was 0.60%.

Compared with the Lehman Brothers Municipal Bond Index, the Fund had an overweighting in AA and AAA credits. Additionally, the Fund did not have any non-rated or non-investment-grade bonds.

In terms of the specific sector allocations and in keeping with the bias toward higher quality, our performance was helped by the Fund being underweighted compared with the benchmark in the hospital sector, which declined 0.37% year-to-date. The Fund was also

www.RSinvestments.com	37

RS Tax-Exempt Fund (continued)

underweighted in the tobacco sector, which turned in a year-to-date performance of -2.66%. Another underweighting in the Fund was the housing sector, which declined 1.19% year-to-date. Also contributing to the Fund’s outperformance, as discussed earlier, was its underweighting in the monoline insured sector. However, the Fund did give up some performance by not being exposed to the resource recovery sector, which returned 1.44% year-to-date and underweighted in the leasing sector, which returned 0.98% for the same time period.

Outlook

Treasury bonds are important gauges of the value of municipals to other asset classes. Treasuries are exempt from state and local income taxes and municipals are exempt from Federal income taxes. The higher the percentage of municipals to Treasuries, the greater the value and demand for municipals as an asset class. Over the past 10 years, municipals have produced solid taxable-equivalent returns and because of the recent turmoil in the market, this has become more pronounced.

For example, on July 1, 2008, the 30-year municipal high grade bond as a percentage of the 30-year Treasury was at 103.18% with a 10-year average of 94%. As of the same date, the 10-year municipal high grade bond was at 96.14%

of the Treasury bond with a 10-year average of 85%. We believe clearly, the recent cheapening of the municipal market is a compelling reason for investors to enter.

Although liquidity will remain a concern with the reduction of market makers in the business and many broker-dealers reducing their commitment to municipals, we believe the underlying supply-and-demand fundamentals are strong. While there may be selling pressure, municipal bond funds have had significant net cash inflows over the past three months which we believe supports the underlying strength of the market. For example, May’s $5.54 billion was the highest since AMG Data Service began recording the data in 1992.

We note, however, that with state and local governments under increased budgetary pressure as the result of the economic slow-down, credit-quality selection will remain very important. Of course, with credit spreads between low investment grades and high investment grades being at historical highs and municipal percentages well above the 10-year averages, we feel that the municipal market offers great potential.

I thank you for your investment and continued support.

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

38	Call 800.766.3863

Total Net Assets: $110,905,962	Data as of June 30, 2008

Sector Allocation

Top Ten Holdings[1]

Company	Coupon	Maturity date	Percentage of Total Net Assets
Pennsylvania St.	5.375%	07/01/17	2.01%
California St.	5.500%	03/01/27	1.90%
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref.,	5.000%	06/01/30	1.82%
West Metro Fire Protn. Dist. CO G.O. Ser. A,	5.250%	12/01/26	1.79%
Kentucky Asset/Liability Commn. Agy. Fd. Rev. Proj. Nts. Fed. Hwy. Tr. First Ser.,	5.250%	09/01/18	1.73%
Tobacco Settlement Fin. Corp. NJ	5.500%	06/01/12	1.69%
Maryland St. Economic Dev. Corp. Student Hsg. Rev. Univ. MD	6.500%	06/01/27	1.54%
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt.	5.500%	03/15/20	1.51%
Maryland St. Dept. Transn. Cons. Transn.	5.250%	12/15/17	1.50%
Charleston Cnty. SC Sales Tax	5.250%	11/01/17	1.49%
Total			16.98%
1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	39

RS Tax-Exempt Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge		-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C Shares	08/07/00
without sales charge		-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge		-1.50%	0.15%	1.39%	2.34%	—	4.28%
Lehman Brothers Municipal Bond Index[2]		0.02%	3.23%	2.93%	3.53%	4.90%	5.59%
						Since Class A shares inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Lehman Brothers Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75% that an investor may have to pay when purchasing Class A shares of the Fund.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.97% and Class C 1.75%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

40	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Tax-Exempt Fund and in the Lehman Brothers Municipal Bond Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.97%, Class C 1.75%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C shares performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	41

RS Money Market Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Highlights

•	As of June 30, 2008, the Federal Funds target rate was 2.00% and the discount rate was 2.25%, both lower by 2.25% and 2.50%, respectively, during the first half of the year.

•

After cutting rates by 2.00% in the first quarter of 2008, the Federal Open Market Committee (FOMC) further cut rates by 0.25% in the first month of the second quarter, and held rates steady at the June meeting.

•

The Federal Reserve Board introduced a series of new programs to bring liquidity back into the markets, which included the Term Auction Facility, the Primary Dealer Credit Facility and the Term Securities Lending Facility. These programs seem likely to stay in place into 2009.

Performance

As of June 30th, 2008, the effective 7-day net annualized yield for the RS Money Market Fund (Class A Shares) was 1.47%. The effective 7-day annualized yield of Tier One money market funds was 1.83% as measured by iMoneyNet, Inc., a research firm that tracks money market funds.

Market Overview

Money market funds are directly affected by the actions of the Federal Reserve Board (the “Fed”), and at the beginning of the second quarter of 2008, the Federal Funds rate stood at 2.25%. The Federal Funds rate is the rate at which banks can borrow from each other overnight. Although the Fed does not set this rate, it can establish a target rate and, through open-market operations, the Fed can move member banks in the direction of that target rate. Throughout the year, money market issuers altered their rate offerings in response to monetary policy and interest rate expectations.

Since last summer, financial markets in the United States have been under considerable strain. The financial turmoil was triggered by investors’ concerns about the credit quality of mortgages, especially subprime mortgages with adjustable interest rates. Investors began questioning the reliability of credit ratings on a range of financial products. Issuers of asset-backed commercial paper (ABCP) were forced to exercise their extension options as investors began to shun new ABCP offerings, and the amount of ABCP outstanding dropped dramatically as investors sought safe havens for maturing cash positions. Problems also arose for issuers of structured investment vehicles (SIVs), as the value of the assets held within these programs declined, making the programs unattractive to potential investors.

As 2008 began, market stress continued as money center banks and other large financial firms came under pressure to remove assets from off-balance-sheet vehicles onto their own balance sheets. In addition, banks began reporting large losses, which led to valuation uncertainty and a further tightening of credit markets. Market participants became more protective of their liquidity as lending to firms and households became more restrictive.

In an attempt to ease the liquidity crisis in the first quarter of 2008, the FOMC cut the Federal Funds rate by 2.00% to 2.25% and lowered the discount rate to 2.50%. The discount rate is the interest rate charged to commercial banks and other depository institutions on loans they receive from their regional Federal Reserve Bank’s lending facility — the discount window. At the first FOMC meeting of the second quarter on April 30, 2008, the Federal Funds rate was lowered to 2.00% and the discount rate was lowered to 2.25%. The Fed has also introduced a series of new programs that sought to bring liquidity back into the markets, these include the Term Auction Facility, the Primary Dealer Credit Facility and the Terms Securities Lending Facility. These programs now seem likely to stay in place into 2009. On June 25, 2008, at the final FOMC meeting of the second quarter, the Federal Funds rate was held at 2.00%, while the discount rate remained at 2.25%.

Portfolio Review

The Fund primarily invests in money market instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank

42	Call 800.766.3863

certificates of deposit and other obligations, notes, commercial paper, U.S. government securities, agencies and repurchase agreements.

Our investment strategy is to create a diversified portfolio of money market instruments that present minimal credit risks according to our criteria. To best accommodate all of our investors, we will continue to try to provide a strong, seven-day yield, while offering safety and security.

The Fund seeks to diversify its holdings across a range of instruments. These include commercial paper, floating-rate taxable municipal bonds, repurchase agreements, certificates of deposit, short-maturity corporate bonds, and U.S. government agencies. At the end of the second quarter, the Fund did not hold any extendible ABCP, SIVs, structured liquidity notes, or collateralized debt obligations. As of June 24, 2008, the portfolio’s average maturity was 43 days whereas the average Tier One Money Market Fund, as measured by iMoneyNet, Inc. had an average maturity of 45 days.

Outlook

There is still considerable stress at the front end of the credit markets and several indicators (including Federal Funds’ futures contracts and eurodollar synthetic futures) suggest that the FOMC could begin a series of rate hikes later this year. In this environment the Fund will seek to keep its weighted average maturity in line with its peer group and to avoid exposure to ABCP and SIV products. This view and investment strategy will of course be dependent on the inflation outlook, economic growth, the housing market and consumer spending. The Fund may make adjustments to its portfolio as incoming information is evaluated.

I thank you for your investment and continued support.

Alexander M. Grant, Jr.

Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other agency. Although the Fund seeks to preserve the value or your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	43

RS Money Market Fund (continued)

Total Net Assets: $506,740,343

Sector Allocation

Data as of June 30, 2008

Portfolio Statistics

Average Maturity (days)		40
Yields
Current 7-day Yield	with fee waiver	1.46%
	without fee waiver	1.43%
Effective 7-day Yield	with fee waiver	1.47%
	without fee waiver	1.44%

Annualized historical yields for the 7-day period ended June 30, 2008. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

Top Ten Holdings[1]

Company	Discount/Coupon	Maturity Date	Percentage of Total Net Assets
Anheuser-Busch Companies, Inc.	2.350%	07/01/08	2.25%
Abbott Laboratories	1.970%	07/01/08	2.17%
Lehman Brothers Holdings, Inc.	2.600%	07/01/08	1.97%
FHLB Agency	2.250%	02/13/09	1.97%
Unilever Capital Corp.	2.130%	07/07/08	1.97%
Medtronic, Inc.	2.150%	07/07/08	1.97%
Pitney Bowes Inc.	2.200%	07/07/08	1.97%
Pfizer, Inc.	2.100%	07/08/08	1.97%
Walgreen Co.	2.250%	07/08/08	1.97%
Pfizer, Inc.	2.650%	07/07/08	1.97%
Total			20.18%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

44	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	09/13/82
without sales charge		1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B Shares	05/01/96
without sales charge		0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge		-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C Shares	08/07/00
without sales charge		0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge		-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K Shares	05/15/01
without sales charge		0.94%	2.91%	3.36%	2.26%	—	1.85%
Lehman Brothers 3-Month Treasury Bill Index[2]		1.30%	3.81%	4.35%	3.22%	3.66%	5.37%
						Since Class A shares inception

Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

2	The Lehman Brothers 3-Month Treasury Bill Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 0.86%, Class B 1.80%, Class C 1.70% and Class K 1.58%. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class A and K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	45

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,004.60	$4.24	0.85%
	Class B	$1,000.00	$1,000.90	$7.96	1.60%
	Class C	$1,000.00	$1,000.90	$7.96	1.60%
	Class K	$1,000.00	$1,002.70	$6.22	1.25%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,017.40	$4.01	0.80%
	Class B	$1,000.00	$1,013.60	$7.76	1.55%
	Class C	$1,000.00	$1,013.60	$7.76	1.55%
	Class K	$1,000.00	$1,015.40	$6.01	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$977.70	$4.18	0.85%
	Class B	$1,000.00	$974.00	$7.85	1.60%
	Class C	$1,000.00	$974.00	$7.85	1.60%
	Class K	$1,000.00	$975.80	$6.14	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$998.60	$4.22	0.85%
	Class C	$1,000.00	$994.90	$7.94	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,011.40	$4.00	0.80%
	Class B	$1,000.00	$1,007.60	$7.74	1.55%
	Class C	$1,000.00	$1,007.70	$7.74	1.55%
	Class K	$1,000.00	$1,009.40	$6.00	1.20%

46	Call 800.766.3863

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Hypothetical Return (5% return before expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.64	$4.27	0.85%
	Class B	$1,000.00	$1,016.91	$8.02	1.60%
	Class C	$1,000.00	$1,016.91	$8.02	1.60%
	Class K	$1,000.00	$1,018.65	$6.27	1.25%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,020.89	$4.02	0.80%
	Class B	$1,000.00	$1,017.16	$7.77	1.55%
	Class C	$1,000.00	$1,017.16	$7.77	1.55%
	Class K	$1,000.00	$1,018.90	$6.02	1.20%
RS High Yield Bond Fund	Class A	$1,000.00	$1,020.64	$4.27	0.85%
	Class B	$1,000.00	$1,016.91	$8.02	1.60%
	Class C	$1,000.00	$1,016.91	$8.02	1.60%
	Class K	$1,000.00	$1,018.65	$6.27	1.25%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,020.64	$4.27	0.85%
	Class C	$1,000.00	$1,016.91	$8.02	1.60%
RS Money Market Fund	Class A	$1,000.00	$1,020.89	$4.02	0.80%
	Class B	$1,000.00	$1,017.16	$7.77	1.55%
	Class C	$1,000.00	$1,017.16	$7.77	1.55%
	Class K	$1,000.00	$1,018.90	$6.02	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

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48	Call 800.766.3863

Financial Information

Six-Month Period Ended June 30, 2008

Schedule of Investments – RS Investment Quality Bond Fund

June 30, 2008 (unaudited)	Principal Amount	Value

Asset Backed Securities – 5.7%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,251,242	$1,092,492
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	22,235	21,509
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	1,200,000	1,217,874
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	741,246	743,924
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	159,094	144,840
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	1,300,000	1,300,390
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	434,930	386,077
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	57,075	54,792
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	615,000	624,620
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	860,000	863,405
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	202,869	200,604
2003-RS7 AI4 5.09% due 2/25/2031(1)	190,871	189,336
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	421,561	418,216

Total Asset Backed Securities (Cost $7,457,766)		7,258,079

	Principal Amount	Value
Collateralized Mortgage Obligations – 22.8%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	1,664,628	1,546,023
Banc of America Commercial Mortgage, Inc. 2006-2 A4 5.929% due 5/10/2045	927,000	905,185
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	943,267	897,039

June 30, 2008 (unaudited)	Principal Amount	Value

Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.144% due 7/25/2034(1)	$330,000	$322,651
2004-11 2A1 5.75% due 1/25/2035	1,687,794	1,602,947
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,076,919	1,032,496

Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	791,998	767,340
2006-19CB A15 6.00% due 8/25/2036	941,941	917,908
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	680,991	681,080
FHLMC 2663 VQ 5.00% due 6/15/2022	400,000	386,202
1534 Z 5.00% due 6/15/2023	459,610	460,908
2500 TD 5.50% due 2/15/2016	1,839	1,837
3227 PR 5.50% due 9/15/2035	2,300,000	2,290,786
FNMA 2006-45 AC 5.50% due 6/25/2036	443,496	445,951
2002-52 PB 6.00% due 2/25/2032	1,391,000	1,422,855
GNMA 5.50% due 12/1/2038(3)	925,000	920,375
1997-19 PG 6.50% due 12/20/2027	1,311,165	1,372,718
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	1,263,508	1,227,577
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	2,067,250	1,981,976
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	918,000	871,564
Prime Mortgage Trust 2006-1 1A1 5.50% due 6/25/2036	876,237	740,968
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	933,489	894,983
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	1,347,667	1,293,263
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	1,500,000	1,490,896
2005-5 1A1 5.00% due 5/25/2020	1,553,272	1,481,433

The accompanying notes are an integral part of these financial statements.

50	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value

2006-1 A3 5.00% due 3/25/2021	$965,807	$921,138
2003-2 A7 5.25% due 2/25/2018	1,350,000	1,227,588
2007-13 A7 6.00% due 9/25/2037	1,075,390	1,025,653

Total Collateralized Mortgage Obligations (Cost $29,998,509)		29,131,340

	Principal Amount	Value
Commercial Mortgage Backed Securities – 7.3%
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	750,000	685,784
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	129,669	129,993
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	1,500,000	1,477,665
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	1,560,000	1,666,187
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	572,000	519,468
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	943,861
2005-LDP5 A4 5.345% due 12/15/2044(1)	720,000	693,501
2001-C1 A3 5.857% due 10/12/2035	1,000,000	1,010,282
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	1,033,459	1,064,629
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	1,110,000	1,057,659

Total Commercial Mortgage Backed Securities (Cost $9,396,177)		9,249,029

	Principal Amount	Value
Corporate Bonds – 19.1%
Aerospace & Defense – 0.3%
General Dynamics Corp. 4.50% due 8/15/2010	200,000	204,286
L-3 Communications Corp. 6.125% due 1/15/2014	250,000	234,375

		438,661

June 30, 2008 (unaudited)	Principal Amount	Value

Automotive – 0.2%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	$80,000	$82,958
TRW, Inc. 7.75% due 6/1/2029	150,000	175,183

		258,141
Building Materials – 0.2%
CRH America, Inc. 6.00% due 9/30/2016	350,000	324,594

		324,594
Computers – 0.2%
Computer Sciences Corp. 6.50% due 3/15/2018(2)	200,000	200,969

		200,969
Diversified Financial Services – 0.2%
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	200,000	199,216

		199,216
Diversified Manufacturing – 0.5%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	100,000	101,214
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	192,002
United Technologies Corp. 4.375% due 5/1/2010	100,000	102,035
4.875% due 5/1/2015	300,000	298,202

		693,453
Electric – 0.4%
Nevada Power Co. 6.65% due 4/1/2036	150,000	144,780
PacifiCorp 5.25% due 6/15/2035	100,000	86,659
PPL Electric Utilities Corp. 6.45% due 8/15/2037	250,000	255,863

		487,302
Electronics – 0.1%
Koninklijke Philips Electronics NV 6.875% due 3/11/2038	150,000	154,863

		154,863
Energy – 0.6%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	125,000	123,386
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	150,000	140,726
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	176,400	176,705
Western Oil Sands, Inc. 8.375% due 5/1/2012	350,000	380,771

		821,588
Energy - Refining – 0.1%
Tosco Corp. 8.125% due 2/15/2030	125,000	153,772

		153,772

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	51

Schedule of Investments – RS Investment Quality Bond Fund (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	$350,000	$355,968
Viacom, Inc. 6.875% due 4/30/2036	200,000	187,817

		543,785
Finance Companies – 1.0%
Capital One Bank Co. 5.75% due 9/15/2010	200,000	199,294
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	300,000	290,116
6.75% due 3/15/2032	200,000	201,390
Household Finance Corp. 6.375% due 11/27/2012	400,000	410,160
SLM Corp. 4.00% due 1/15/2009	200,000	197,538

		1,298,498
Financial – 1.8%
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	200,000	197,638
Goldman Sachs Group, Inc. 5.125% due 1/15/2015	400,000	382,880
5.625% due 1/15/2017	80,000	74,125
6.15% due 4/1/2018	400,000	388,064
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)	200,000	130,500
Lehman Brothers Holdings, Inc. 6.50% due 7/19/2017	230,000	212,777
Merrill Lynch & Co. 6.05% due 8/15/2012	250,000	244,679
6.875% due 4/25/2018	200,000	190,345
Morgan Stanley 4.00% due 1/15/2010	150,000	147,304
5.95% due 12/28/2017	300,000	272,342

		2,240,654
Financial - Banks – 3.1%
American Express Bank FSB 6.00% due 9/13/2017	250,000	241,215
Bank of America Corp. 4.875% due 9/15/2012	400,000	392,835
Citigroup, Inc. 4.625% due 8/3/2010	400,000	398,341
Sr. Nt. 6.125% due 5/15/2018	200,000	191,393
City National Corp. 5.125% due 2/15/2013	300,000	285,636
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	200,000	207,551
Deutsche Bank AG London 6.00% due 9/1/2017	200,000	201,940
HSBC USA, Inc. 4.625% due 4/1/2014	200,000	189,947
J.P. Morgan Chase Capital XXII 6.45% due 2/2/2037	100,000	85,713
JPMorgan Chase & Co. 5.75% due 1/2/2013	200,000	201,296
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	500,000	485,722

June 30, 2008 (unaudited)	Principal Amount	Value

Financial - Banks (continued)
PNC Bank N.A. 6.875% due 4/1/2018	$200,000	$198,399
Sovereign Bank, Inc. 5.125% due 3/15/2013	150,000	119,582
Wachovia Capital Trust III 5.80% due 3/15/2042(4)	300,000	204,000
Wachovia Corp. 5.25% due 8/1/2014	200,000	186,218
Washington Mutual Bank, FA 5.65% due 8/15/2014	150,000	117,000
Wells Fargo Bank NA 5.75% due 5/16/2016	300,000	297,657

		4,004,445
Food & Beverage – 0.2%
Diageo Capital PLC 5.50% due 9/30/2016	125,000	122,318
Tesco PLC 6.15% due 11/15/2037(2)	100,000	92,689

		215,007
Health Care – 0.2%
Fisher Scientific International, Inc. 6.125% due 7/1/2015	200,000	198,272

		198,272
Insurance – 1.1%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	192,197
Allied World Assurance Co. Hldgs., Ltd. 7.50% due 8/1/2016	100,000	93,594
AXA SA 6.463% due 12/31/2049(2)(4)	200,000	159,994
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	100,000	87,451
MetLife, Inc. 6.40% due 12/15/2036	125,000	109,140
Symetra Financial Corp. 6.125% due 4/1/2016(2)	300,000	264,639
UnitedHealth Group, Inc. 6.50% due 6/15/2037	125,000	113,987
Unum Group 5.859% due 5/15/2009	150,000	151,488
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	300,000	297,783

		1,470,273
Iron - Steel – 0.3%
ArcelorMittal Nt. 6.125% due 6/1/2018(2)	200,000	195,451
Nucor Corp. 5.75% due 12/1/2017	200,000	200,276

		395,727
Media - Cable – 0.8%
Comcast Cable Communications, Inc. 6.875% due 6/15/2009	250,000	256,746
Comcast Corp. 6.45% due 3/15/2037	250,000	232,673
6.50% due 1/15/2017	100,000	100,594

The accompanying notes are an integral part of these financial statements.

52	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value

Media - Cable (continued)
Time Warner Cable, Inc. 5.85% due 5/1/2017	$400,000	$379,920

		969,933
Media - NonCable – 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	150,000	166,690

		166,690
Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	100,000	105,125
Noranda, Inc. 6.00% due 10/15/2015	200,000	192,589
Steel Dynamics, Inc. 6.75% due 4/1/2015	150,000	143,625
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	96,797

		538,136
Natural Gas - Pipelines – 0.1%
Enterprise Products Operating LP 8.375% due 8/1/2066(1)	100,000	99,971

		99,971
Office/Business Equipment – 0.2%
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	200,000	198,012

		198,012
Oil & Gas – 0.7%
Pemex Project Funding Master Trust 5.75% due 3/1/2018(2)	175,000	172,813
Petrobras International Finance Co. 5.875% due 3/1/2018	250,000	240,486
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	200,000	200,299
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	250,000	238,745

		852,343
Oil & Gas Services – 0.2%
Weatherford International Ltd. 5.15% due 3/15/2013	200,000	198,835

		198,835
Paper & Forest Products – 0.1%
Weyerhaeuser Co. 6.75% due 3/15/2012	75,000	77,244

		77,244
Pharmaceuticals – 0.4%
Amgen, Inc. 5.85% due 6/1/2017	100,000	98,497
Astrazeneca PLC 6.45% due 9/15/2037	150,000	152,707
Genentech, Inc. 4.75% due 7/15/2015	150,000	148,707
Wyeth 5.95% due 4/1/2037	125,000	120,655

		520,566

June 30, 2008 (unaudited)	Principal Amount	Value

Railroads – 0.2%
Norfolk Southern Corp. 6.75% due 2/15/2011	$300,000	$314,451

		314,451
Real Estate Investment Trusts – 1.1%
ERP Operating LP 5.375% due 8/1/2016	200,000	181,635
Highwoods Realty Ltd. 5.85% due 3/15/2017	150,000	129,547
Liberty Property LP 7.25% due 3/15/2011	200,000	203,764
PPF Funding, Inc. 5.35% due 4/15/2012(2)	200,000	193,877
Regency Centers LP 6.75% due 1/15/2012	100,000	100,437
Simon Property Group LP 5.25% due 12/1/2016	200,000	183,741
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	250,000	182,500
Westfield Group 5.40% due 10/1/2012(2)	250,000	245,012

		1,420,513
Retailers – 0.2%
CVS Caremark Corp. 5.75% due 6/1/2017	125,000	122,944
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	150,000	147,001

		269,945
Software – 0.2%
Oracle Corp. Sr. Nt. 5.75% due 4/15/2018	200,000	199,829

		199,829
Technology – 0.4%
Cisco Systems, Inc. 5.50% due 2/22/2016	125,000	126,113
International Business Machines Corp. 5.70% due 9/14/2017	100,000	101,492
National Semiconductor Corp. 6.60% due 6/15/2017	250,000	247,005

		474,610
Utilities - Electric – 1.0%
Alabama Power Co. 5.65% due 3/15/2035	300,000	273,737
Exelon Corp. 4.45% due 6/15/2010	200,000	198,231
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	171,103
Pacific Gas & Electric Co. 6.05% due 3/1/2034	100,000	96,423
Potomac Edison Co. 5.35% due 11/15/2014	300,000	293,999
Public Service Electric Gas Co. 5.125% due 9/1/2012	200,000	202,142

		1,235,635
Utilities - Electric & Water – 0.4%
Public Service Co. of New Mexico 4.40% due 9/15/2008	500,000	498,271

		498,271

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	53

Schedule of Investments – RS Investment Quality Bond Fund (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Wireless Communications – 0.4%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	$400,000	$438,119
Vodafone Group PLC 6.15% due 2/27/2037	100,000	91,451

		529,570
Wireline Communications – 1.3%
AT&T, Inc. 6.30% due 1/15/2038	300,000	283,426
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	250,000	286,844
France Telecom S.A. 7.75% due 3/1/2011(1)	325,000	344,188
8.50% due 3/1/2031(1)	115,000	139,201
Telecom Italia Capital 5.25% due 10/1/2015	150,000	137,273
Verizon Communications, Inc. 5.55% due 2/15/2016	225,000	219,160
6.40% due 2/15/2038	250,000	232,719

		1,642,811

Total Corporate Bonds (Cost $25,222,937)		24,306,585

	Principal Amount	Value
Mortgage Pass - Through Securities – 21.0%
FHLMC 5.50% due 9/1/2034 - 12/1/2036	5,169,760	5,105,826
7.00% due 4/1/2038(1)	2,395,580	2,514,143
FNMA 5.00% due 4/1/2034 - 5/1/2037	3,864,817	3,717,771
5.00% due 4/1/2038(1)	1,246,256	1,195,652
5.50% due 4/1/2022 - 2/1/2038	5,414,621	5,353,260
5.50% due 7/1/2037	2,036,924	2,010,353
5.755% due 12/1/2036(1)	841,825	861,448
6.00% due 8/1/2021	532,942	547,492
6.197% due 8/1/2046(1)	728,190	745,581
6.50% due 1/1/2013 - 7/1/2037	1,585,280	1,637,363
6.50% due 11/1/2037(1)	1,786,889	1,841,756
7.00% due 2/1/2009 - 6/1/2032	294,533	310,774
7.50% due 5/1/2027 - 2/1/2031	223,871	241,741
8.00% due 6/1/2030 - 9/1/2030	85,512	92,523
GNMA 6.00% due 12/15/2033	210,190	214,213
6.50% due 4/15/2033	366,311	380,327

Total Mortgage Pass - Through Securities (Cost $26,860,794)		26,770,223

	Principal Amount	Value
Municipal Bonds – 0.7%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	300,000	311,682
Connecticut State Series F 5.00% due 12/1/2021	300,000	317,067

June 30, 2008 (unaudited)	Principal Amount	Value

New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	$300,000	$312,798

Total Municipal Bonds (Cost $940,980)		941,547

	Principal Amount	Value
Sovereign Debt Securities – 0.6%
Pemex Project Funding Master Trust 7.875% due 2/1/2009	350,000	359,382
Quebec Province 4.60% due 5/26/2015	250,000	249,142
United Mexican States 4.625% due 10/8/2008	100,000	100,200

Total Sovereign Debt Securities (Cost $700,107)		708,724

	Principal Amount	Value
Taxable Municipal Securities – 0.1%
Oregon – 0.1%
Oregon School Board Association 4.759% due 6/30/2028	200,000	185,488

		185,488

Total Taxable Municipal Securities (Cost $200,000)		185,488

	Principal Amount	Value
U.S. Government Securities – 19.0%
U.S. Government Agency Securities – 5.5%
FHLB 5.125% due 7/17/2018	2,590,000	2,575,558
FHLMC 5.00% due 7/2/2018	1,418,000	1,398,698
FNMA 4.375% due 7/17/2013	1,850,000	1,866,520
4.625% due 10/15/2013	1,150,000	1,172,301

		7,013,077
U.S. Treasury Bonds – 2.4%
U.S. Treasury Bonds 5.00% due 5/15/2037	2,615,000	2,810,309
7.25% due 8/15/2022	150,000	193,266

		3,003,575
U.S. Treasury Notes – 11.1%
U.S. Treasury Notes 3.50% due 5/31/2013	845,000	851,272
3.875% due 5/15/2018(5)	5,028,000	4,985,971
4.25% due 9/30/2012	1,450,000	1,509,699
4.50% due 3/31/2012	6,500,000	6,809,257

		14,156,199

Total U.S. Government Securities (Cost $23,978,267)		24,172,851

The accompanying notes are an integral part of these financial statements.

54	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)	22	$886
RS Emerging Growth Fund, Class Y(6)	30	1,053
RS Emerging Markets Fund, Class A(6)	29	701
RS Equity Dividend Fund, Class Y(6)	14	121
RS Global Natural Resources Fund, Class Y(6)	15	666
RS Growth Fund, Class Y(6)	43	527
RS Investors Fund, Class Y(6)	38	357
RS MidCap Opportunities Fund, Class Y(6)	19	232
RS Partners Fund, Class Y(6)	20	603
RS S&P 500 Index Fund, Class A(6)	13	118
RS Smaller Company Growth Fund, Class Y(6)	13	218
RS Technology Fund, Class Y(6)	21	308
RS Value Fund, Class Y(6)	41	1,044

Total Other Investments (Cost $6,980)		6,834

	Principal Amount	Value
Short-Term Investments – 3.7%
BMW U.S. Capital LLC 2.25% due 7/1/2008	$1,000,000	1,000,000
ConocoPhillips 2.32% due 7/1/2008	800,000	800,000
Rabobank USA Fin. Corp. 2.24% due 7/1/2008	1,000,000	1,000,000
The Washington Post Co. 2.10% due 7/1/2008	1,000,000	1,000,000
Toyota Motor Credit Corp. 2.20% due 7/21/2008	950,000	948,839

Total Short-Term Investments (Cost $4,748,839)		4,748,839

	Principal Amount	Value
Repurchase Agreements – 3.4%
State Street Bank and Trust Co. Repurchase Agreement, 2.1% dated 6/30/2008, maturity value of $4,290,250, due 7/1/2008, collateralized by FNMA, 4.83%, due 1/22/2018, with a value of $4,378,713	$4,290,000	4,290,000

Total Repurchase Agreements (Cost $4,290,000)		4,290,000

Total Investments – 103.4% (Cost $133,801,356)		131,769,539

Other Liabilities, Net – (3.4%)		(4,278,228)

Total Net Assets – 100.0%		$127,491,311

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $6,906,127, representing 5.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	TBA—To be announced.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Positions, or portions thereof, with a market value of $3,966,564 have been segregated to collateralize reverse repurchase agreement.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$28,819,028
Level 2 – Significant Other Observable Inputs	102,950,511
Level 3 – Significant Unobservable Inputs	—

Total	$131,769,539

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	55

Schedule of Investments – RS Low Duration Bond Fund

June 30, 2008 (unaudited)	Principal Amount	Value

Asset Backed Securities – 18.2%
American Express Credit Account Master Trust 2004-3 A 4.35% due 12/15/2011	$360,000	$362,925
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	284,563	248,460
Bank One Issuance Trust 2003-A7 A7 3.35% due 3/15/2011	340,000	340,077
Capital Auto Receivables Asset Trust 2006-SN1A A3 5.31% due 10/20/2009(2)	323,634	324,258
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	600,000	608,937
Carmax Auto Owner Trust 2005-1 A4 4.35% due 3/15/2010	228,707	229,534
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	400,007	364,169
Chase Issuance Trust 2007-A15 A 4.96% due 9/17/2012	580,000	589,206
Chase Manhattan Auto Owner Trust 2005-A A3 3.87% due 6/15/2009	45,980	46,026
Citibank Credit Card Master Trust I 1999-2 A 5.875% due 3/10/2011	550,000	559,518
Citibank Omni Master Trust 2008-A10A A10 4.05% due 3/20/2013(2)	400,000	400,120
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	325,965	289,351
Countrywide Asset-Backed Certificates Trust 2004-S1 A2 3.872% due 3/25/2020(1)	78,922	75,765
Detroit Edison Securitization Funding LLC 2001-1 A4 6.19% due 3/1/2013	240,000	248,024
Ford Credit Auto Owner Trust 2005-B A4 4.38% due 1/15/2010	260,158	260,464
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	370,000	375,788
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	400,000	401,584
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	365,000	381,092
PSE&G Transition Funding LLC 2001-1 A5 6.45% due 3/15/2013	500,000	522,228

June 30, 2008 (unaudited)	Principal Amount	Value

Residential Asset Mortgage Products, Inc.
2003-RZ4 A5 4.66% due 2/25/2032	$344,877	$341,027
2002-RS4 AI5 6.163% due 8/25/2032(1)	34,128	23,117
World Omni Auto Receivables Trust 2005-A A4 3.82% due 11/12/2011	435,140	436,340

Total Asset Backed Securities (Cost $7,455,534)		7,428,010

	Principal Amount	Value
Collateralized Mortgage Obligations – 8.1%
Banc of America Mortgage Securities, Inc. 2004-F 2A6 4.144% due 7/25/2034(1)	360,000	351,983
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	259,323	251,249
FHLMC
2598 QC 4.50% due 6/15/2027	244,343	245,454
1534 Z 5.00% due 6/15/2023	192,107	192,649
2500 TD 5.50% due 2/15/2016	1,907	1,906
20 H 5.50% due 10/25/2023	87,955	89,405
1650 J 6.50% due 6/15/2023	122,252	123,562
FNMA 2003-24 PU 3.50% due 11/25/2015	162,054	160,475
2003-63 GU 4.00% due 7/25/2033	84,325	84,221
2005-39 CL 5.00% due 12/25/2021	319,534	323,326
2003-13 ME 5.00% due 2/25/2026	81,358	81,491
2006-45 AC 5.50% due 6/25/2036	142,356	143,144
2002-52 PB 6.00% due 2/25/2032	440,483	450,571
GNMA 2002-93 NV 4.75% due 2/20/2032	33,803	33,779
GSR Mortgage Loan Trust 2006-2F 7A1 5.50% due 1/25/2021	395,050	383,816
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	176,099	168,835
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	154,834	148,447

The accompanying notes are an integral part of these financial statements.

56	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value

Wells Fargo Mortgage-Backed Securities Trust 2005-14 2A1 5.50% due 12/25/2035	$55,986	$52,942

Total Collateralized Mortgage Obligations (Cost $3,303,447)		3,287,255

	Principal Amount	Value
Commercial Mortgage Backed Securities – 9.9%
Chase Commercial Mortgage Securities Corp. 1998-2 A2 6.39% due 11/18/2030	265,714	266,379
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	358,179	362,036
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	250,000	246,278
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	490,000	523,354
GMAC Commercial Mortgage Securities, Inc. 1999-C2 A2 6.945% due 9/15/2033	272,595	276,354
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	336,000	333,586
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	380,000	379,645
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2004-C1 A1 3.053% due 1/15/2038	297,694	294,226
2001-C1 A3 5.857% due 10/12/2035	345,000	348,547
J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	301,100	310,182
LB UBS Commercial Mortgage Trust 2003-C1 A2 3.323% due 3/15/2027	14,201	14,151
Morgan Stanley Capital I 1999-RM1 E 7.212% due 12/15/2031(1)	690,000	696,164

Total Commercial Mortgage Backed Securities (Cost $4,085,102)		4,050,902

	Principal Amount	Value
Corporate Bonds – 18.6%
Diversified Financial Services – 1.5%
Citigroup, Inc. 4.25% due 7/29/2009	300,000	298,277

June 30, 2008 (unaudited)	Principal Amount	Value

Diversified Financial Services (continued)
Goldman Sachs Group, LP Sr. Nt. 4.50% due 6/15/2010	$300,000	$300,403

		598,680
Electric – 1.6%
Alabama Power Co. 5.375% due 10/1/2008	350,000	351,188
Pacific Gas & Electric 3.60% due 3/1/2009	300,000	299,756

		650,944
Energy – 0.3%
RAS Laffan Liquefied Natural Gas Co., Ltd. 3.437% due 9/15/2009(2)	132,300	132,529

		132,529
Environmental – 0.9%
Allied Waste North America, Inc. Sr. Sec. Nt. 6.50% due 11/15/2010	350,000	350,000

		350,000
Finance Companies – 2.0%
Popular NA, Inc. 3.875% due 10/1/2008	300,000	299,369
SLM Corp. 4.00% due 1/15/2009	150,000	148,154
Textron Financial Corp. 5.125% due 11/1/2010	350,000	354,802

		802,325
Financial – 0.7%
Morgan Stanley 3.875% due 1/15/2009	300,000	298,838

		298,838
Financial - Banks – 0.9%
PNC Funding Corp. 4.50% due 3/10/2010	350,000	348,341

		348,341
Food & Beverage – 0.9%
Pepsi Bottling Holdings, Inc. 5.625% due 2/17/2009(2)	350,000	353,670

		353,670
Health Care - Services – 0.9%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	350,000	346,641

		346,641
Insurance – 2.0%
Genworth Financial, Inc. Sr. Nt. Class A 4.75% due 6/15/2009	350,000	348,214
Metropolitan Life Global Funding I Sr. Sec. Nt. 4.50% due 5/5/2010(2)	120,000	120,597
Unum Group 5.859% due 5/15/2009	350,000	353,472

		822,283

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	57

Schedule of Investments – RS Low Duration Bond Fund (continued)

June 30, 2008 (unaudited)	Principal Amount	Value

Media - Cable – 1.7%
Comcast Corp. 5.45% due 11/15/2010	$350,000	$355,793
Cox Communications, Inc. 4.625% due 1/15/2010	350,000	348,069

		703,862
Natural Gas - Distributors – 0.7%
ONEOK, Inc. 7.125% due 4/15/2011	290,000	303,222

		303,222
Paper & Forest Products – 0.7%
Packaging Corp. of America 4.375% due 8/1/2008	300,000	300,079

		300,079
Retailers – 1.6%
CVS Caremark Corp. 4.00% due 9/15/2009	350,000	348,100
Federated Department Stores, Inc. 6.625% due 9/1/2008	305,000	305,349

		653,449
Telecommunications – 0.9%
AT&T, Inc. Sr. Nt. 4.125% due 9/15/2009	350,000	350,409

		350,409
Utilities - Electric & Water – 0.6%
Public Service Co. of New Mexico 4.40% due 9/15/2008	250,000	249,135

		249,135
Wireline Communications – 0.7%
Telecom Italia Capital 4.00% due 11/15/2008	300,000	299,955

		299,955

Total Corporate Bonds (Cost $7,562,336)		7,564,362

	Principal Amount	Value
Mortgage Pass - Through Securities – 1.7%
FHLMC 7.00% due 4/1/2038(1)	399,263	419,024
FNMA 6.197% due 8/1/2046(1)	255,003	261,093

Total Mortgage Pass - Through Securities (Cost $678,183)		680,117

	Principal Amount	Value
Sovereign Debt Security – 0.7%
United Mexican States 4.625% due 10/8/2008	300,000	300,600

Total Sovereign Debt Security (Cost $299,476)		300,600

June 30, 2008 (unaudited)	Principal Amount	Value

U.S. Government Securities – 41.6%
U.S. Government Agency Securities – 20.1%
FHLMC 4.00% due 12/15/2009	$1,380,000	$1,400,380
FNMA 3.875% due 2/15/2010	920,000	932,563
5.00% due 10/15/2011 - 2/16/2012	1,210,000	1,257,820
5.125% due 4/15/2011	1,800,000	1,872,113
7.25% due 1/15/2010	2,570,000	2,733,339

		8,196,215
U.S. Treasury Notes – 21.5%
U.S. Treasury Notes
2.00% due 2/28/2010	1,180,000	1,171,426
2.125% due 4/30/2010	2,073,000	2,057,938
2.625% due 5/31/2010	215,000	215,134
2.875% due 6/30/2010	1,105,000	1,110,439
4.50% due 5/15/2010 - 2/28/2011	1,400,000	1,454,813
4.625% due 7/31/2012	608,000	640,918
4.75% due 5/31/2012	255,000	269,643
4.875% due 5/31/2011	1,050,000	1,108,078
5.00% due 2/15/2011	720,000	760,331

		8,788,720

Total U.S. Government Securities (Cost $16,820,486)		16,984,935

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	7	276
RS Emerging Growth Fund, Class Y(3)	9	327
RS Emerging Markets Fund, Class A(3)	9	218
RS Equity Dividend Fund, Class Y(3)	4	37
RS Global Natural Resources Fund, Class Y(3)	5	207
RS Growth Fund, Class Y(3)	13	165
RS Investment Quality Bond Fund, Class A(3)	4	38
RS Investors Fund, Class Y(3)	12	112
RS MidCap Opportunities Fund, Class Y(3)	6	73
RS Partners Fund, Class Y(3)	6	188
RS S&P 500 Index Fund, Class A(3)	4	36
RS Smaller Company Growth Fund, Class Y(3)	4	67
RS Technology Fund, Class Y(3)	7	96
RS Value Fund, Class Y(3)	13	325

Total Other Investments (Cost $2,212)		2,165

The accompanying notes are an integral part of these financial statements.

58	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value

Repurchase Agreements – 1.4%
State Street Bank and Trust Co. Repurchase Agreement, 2.10%, dated 6/30/2008, maturity value of $588,034, due 7/1/2008, collateralized by FHLMC, 5.50%, due 8/23/2017, with a value of $601,300	$588,000	$588,000

Total Repurchase Agreements (Cost $588,000)		588,000

Total Investments – 100.2% (Cost $40,794,776)		40,886,346

Other Liabilities, Net – (0.2%)		(97,877)

Total Net Assets – 100.0%		$40,788,469

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2008.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $2,100,806, representing 5.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$17,875,700
Level 2 – Significant Other Observable Inputs	23,010,646
Level 3 – Significant Unobservable Inputs	—

Total	$40,886,346

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	59

Schedule of Investments – RS High Yield Bond Fund

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Corporate Bonds – 91.3%
Advertising – 1.4%
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	Ba3/BB-	$500,000	$455,000
RH Donnelley, Inc. 11.75% due 5/15/2015(1)	B3/B+	705,950	638,885

			1,093,885
Aerospace & Defense – 2.5%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	Ba3/BB+	190,000	190,713
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B-	490,000	478,975
DRS Technologies, Inc. Sr. Sub. Nt. 7.625% due 2/1/2018	B3/B	520,000	549,900
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	Ba3/BB+	180,000	166,050
6.375% due 10/15/2015	Ba3/BB+	200,000	187,000
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018(1)	Ba3/BB-	450,000	445,500

			2,018,138
Auto Parts & Equipment – 0.2%
Tenneco, Inc. Sr. Nt. 8.125% due 11/15/2015(1)	B2/BB-	180,000	162,900

			162,900
Automotive – 5.6%
American Axle & Manufacturing, Inc. Sr. Nt. 7.875% due 3/1/2017	B1/BB-	150,000	109,500
Ford Motor Credit Co. Nt. 6.75% due 8/15/2008	B1/B	800,000	794,033
Sr. Nt. 7.25% due 10/25/2011	B1/B	1,400,000	1,084,946
8.00% due 12/15/2016	B1/B	700,000	508,733
9.75% due 9/15/2010	B1/B	538,000	469,073
9.875% due 8/10/2011	B1/B	570,000	480,263
General Motors Corp. Sr. Deb. 8.375% due 7/15/2033	Caa1/B	710,000	420,675
Goodyear Tire & Rubber Co. 6.678% due 12/1/2009(2)	Ba3/BB-	140,000	138,950
Sr. Nt. 8.625% due 12/1/2011	Ba3/BB-	91,000	91,910
TRW Automotive, Inc. 7.25% due 3/15/2017(1)	Ba3/BB	437,000	367,080

			4,465,163
Building Materials – 0.6%
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	B1/B+	500,000	502,500

			502,500

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Chemicals – 2.1%
Airgas, Inc. 7.125% due 10/1/2018(1)	Ba2/BB+	$290,000	$292,175
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	Ba3/B+	398,000	417,900
Momentive Performance Materials, Inc. Sr. Nt. 9.75% due 12/1/2014(2)	B3/B	620,000	530,100
Nalco Co. Sr. Sub. Nt. 8.875% due 11/15/2013	B3/B-	410,000	420,250

			1,660,425
Computers – 0.7%
Seagate Technology HDD Holdings 6.80% due 10/1/2016	Ba1/BB+	580,000	529,250

			529,250
Construction Machinery – 0.8%
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	Caa1/B-	160,000	156,800
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	B2/B	640,000	512,000

			668,800
Consumer Products – 0.5%
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	B1/B+	410,000	384,375

			384,375
Diversified Financial Services – 4.7%
CDX North America High Yield Ser. 10 -T 8.875% due 6/29/2013(1)	B3/NR	2,240,000	2,069,200
GMAC LLC Sr. Nt. 6.875% due 9/15/2011	B3/B	360,000	258,686
Rainbow National Services LLC 8.75% due 9/1/2012(1)	B1/BB	930,000	943,950
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)	Caa1/B	580,000	493,000

			3,764,836
Diversified Manufacturing – 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	B2/B	90,000	90,900

			90,900
Electric – 6.1%
AES Corp. Sr. Nt. 8.00% due 10/15/2017	B1/BB-	360,000	352,800
8.00% due 6/1/2020(1)	B1/BB-	720,000	694,800

The accompanying notes are an integral part of these financial statements.

60	Call 800.766.3863

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Electric (continued)
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	B2/B	$450,000	$409,500
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	B1/BB-	350,000	327,250
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	B1/B	645,000	609,525
Reliant Energy, Inc. Sr. Nt. 7.625% due 6/15/2014	B1/BB-	360,000	351,000
7.875% due 6/15/2017	B1/BB-	180,000	175,950
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	Ba3/BB	557,000	583,911
Texas Competitive Electric Holdings Co. LLC 10.25% due 11/1/2015(1)	B3/CCC	1,440,000	1,411,200

			4,915,936
Electrical Components & Equipment – 0.2%
Belden, Inc. Sr. Sub. Nt. 7.00% due 3/15/2017	Ba1/BB-	175,000	168,000

			168,000
Electronics – 0.7%
Jabil Circuit, Inc. Sr. Nt. 8.25% due 3/15/2018(1)	Ba1/BB+	580,000	578,550

			578,550
Energy – 8.0%
Allis-Chalmers Energy, Inc. Sr Nt. 9.00% due 1/15/2014	B2/B	250,000	241,875
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	Caa1/B-	865,000	750,387
Chesapeake Energy Corp. Sr. Nt. 7.625% due 7/15/2013	Ba3/BB	300,000	300,750
Cimarex Energy Co. Sr. Nt. 7.125% due 5/1/2017	B1/BB	285,000	280,012
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	Ba3/BB	85,000	85,106
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	B2/BB-	540,000	539,325
El Paso Corp. Sr. Nt. 7.00% due 6/15/2017	Ba3/BB-	540,000	528,492
Encore Acquisition Co. Sr. Sub. Nt. 7.25% due 12/1/2017	B1/B+	600,000	585,000

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Energy (continued)
Hilcorp Energy I L.P. Sr. Nt. 7.75% due 11/1/2015(1)	B3/BB-	$165,000	$158,400
9.00% due 6/1/2016(1)	B3/BB-	200,000	203,500
Mariner Energy, Inc. Sr. Nt. 8.00% due 5/15/2017	B3/B+	285,000	275,738
OPTI Canada, Inc. Sr. Sec. Nt. 7.875% due 12/15/2014	B1/BB+	200,000	197,500
8.25% due 12/15/2014	B1/BB+	615,000	611,925
Peabody Energy Corp. 6.875% due 3/15/2013	Ba1/BB	540,000	541,350
Southwestern Energy Co. Sr. Nt. 7.50% due 2/1/2018(1)	Ba2/BB+	720,000	740,815
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	B1/BB-	400,000	392,500

			6,432,675
Energy - Refining – 0.4%
Petroplus Finance Ltd. Sr. Nt. 6.75% due 5/1/2014(1)	B1/BB-	90,000	81,450
7.00% due 5/1/2017(1)	B1/BB-	265,000	233,863

			315,313
Entertainment – 0.4%
Scientific Games Corp. 7.875% due 6/15/2016(1)	Ba3/BB-	290,000	288,550

			288,550
Environmental – 0.4%
Allied Waste NA, Inc. Sr. Nt. 7.875% due 4/15/2013	B1/BB	335,000	340,863

			340,863
Food & Beverage – 3.2%
Aramark Corp. Sr. Nt. 6.373% due 2/1/2015(2)	B3/B	135,000	126,225
8.50% due 2/1/2015	B3/B	855,000	837,900
ASG Consolidated LLC Sr. Disc. Nt. 11.50% due 11/1/2011(2)(3)	B3/B+	550,000	508,750
Constellation Brands, Inc. 7.25% due 5/15/2017	Ba3/BB-	360,000	336,600
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B-	808,000	795,880

			2,605,355
Gaming – 3.3%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	B1/BB	200,000	154,000
7.125% due 2/1/2016	B1/BB	400,000	295,000

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	61

Schedule of Investments – RS High Yield Bond Fund (continued)

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Gaming (continued)
Buffalo Thunder Development Authority Sr. Sec. Nt. 9.375% due 12/15/2014(1)	B2/B	$140,000	$93,800
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	Ba2/BB	595,000	489,388
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	B3/B	186,000	199,485
Seminole Hard Rock Entertainment, Inc. Sr. Sec. Nt. 5.276% due 3/15/2014(1)(2)	B1/BB	85,000	71,400
Seneca Gaming Corp. Sr. Nt. 7.25% due 5/1/2012	Ba2/BB	705,000	660,937
Shingle Springs Tribal Gaming Authority Sr. Nt. 9.375% due 6/15/2015(1)	B3/B	350,000	284,375
Snoqualmie Entertainment Authority Nt. 9.125% due 2/1/2015(1)	B3/B	545,000	403,300

			2,651,685
Health Care – 8.3%
Alliance Imaging, Inc. Sr. Sub. Nt. 7.25% due 12/15/2012	B3/B-	1,060,000	996,400
Community Health Systems, Inc. 8.875% due 7/15/2015	B3/B	930,000	935,812
DaVita, Inc. 7.25% due 3/15/2015	B2/B	570,000	554,325
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	Ba3/BB	570,000	589,950
HCA, Inc. Sr. Nt. 6.75% due 7/15/2013	Caa1/B-	570,000	500,175
Sec. Nt. 9.125% due 11/15/2014	B2/BB-	1,422,000	1,453,995
9.25% due 11/15/2016	B2/BB-	1,130,000	1,163,900
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	NR/BB-	550,000	481,250

			6,675,807
Insurance – 0.5%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(1)	Ba1/BB+	400,000	397,044

			397,044
Iron - Steel – 1.0%
Steel Dynamics, Inc. Sr. Nt. 7.375% due 11/1/2012(1)	Ba2/BB+	800,000	800,000

			800,000

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Leisure Time – 1.0%
Royal Caribbean Cruises Ltd., Sr. Nt. 6.875% due 12/1/2013	Ba1/BB+	$360,000	$313,200
7.00% due 6/15/2013	Ba1/BB+	540,000	477,900

			791,100
Lodging – 2.4%
Harrah’s Operating Co., Inc. 10.75% due 2/1/2016(1)	B3/B+	900,000	747,000
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba1/BB	900,000	796,500
Station Casinos, Inc. Sr. Nt. 7.75% due 8/15/2016	B2/B+	540,000	413,100

			1,956,600
Media - Cable – 5.1%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	B2/B+	510,000	481,950
Charter Communications Operating LLC Sr. Sec. Nt. 8.00% due 4/30/2012(1)	B3/B-	372,000	351,540
10.875% due 9/15/2014(1)	B3/B-	140,000	143,850
Clear Channel Communications, Inc. Sr. Nt. 5.75% due 1/15/2013	Baa3/CCC+	610,000	410,987
CSC Holdings, Inc. Sr. Nt. Ser. B 7.625% due 4/1/2011	B1/BB	400,000	392,000
Sr. Nt. 8.50% due 6/15/2015(1)	B1/BB	450,000	442,125
DirecTV Holdings LLC Sr. Nt. 7.625% due 5/15/2016(1)	Ba3/BB	360,000	354,600
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	B2/B	661,000	614,730
Sinclair Television Group, Inc. 8.00% due 3/15/2012	Ba3/BB-	540,000	544,050
Videotron Ltee. Sr.Nt. 9.125% due 4/15/2018(1)	Ba2/BB-	290,000	303,050
Virgin Media Finance PLC Sr. Nt. 9.125% due 8/15/2016	B2/B-	50,000	46,875

			4,085,757
Media - NonCable – 3.9%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	B1/B+	1,120,000	1,064,000
Bonten Media Acquisition Co. Sr. Sub. Nt. 9.00% due 6/1/2015(1)(4)	Caa1/CCC+	285,000	208,050

The accompanying notes are an integral part of these financial statements.

62	Call 800.766.3863

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Media - NonCable (continued)
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	Ba3/BB	$635,000	$654,050
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	Ba3/BB-	365,000	352,225
6.625% due 10/1/2014	Ba3/BB-	295,000	272,875
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	B1/B	100,000	101,125
Idearc, Inc. Sr. Nt. 8.00% due 11/15/2016	B3/B-	540,000	339,525
Mediacom Broadband LLC Sr. Nt. 8.50% due 10/15/2015	B3/B-	150,000	134,062
R.H. Donnelley Corp. Sr. Nt. Ser. A-4 8.875% due 10/15/2017(1)	B3/B-	12,000	7,140

			3,133,052
Metals & Mining – 0.9%
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	Ba2/BBB-	175,000	183,969
8.375% due 4/1/2017	Ba2/BBB-	535,000	564,425

			748,394
Natural Gas - Distributors – 0.9%
Amerigas Partners L.P. Sr. Nt. 7.125% due 5/20/2016	B1/NR	600,000	556,500
7.25% due 5/20/2015	B1/NR	140,000	130,900

			687,400
Natural Gas-Pipelines – 1.7%
El Paso Performance-Linked Tr. 7.75% due 7/15/2011(1)	Ba3/BB	200,000	201,486
MarkWest Energy Partners L.P. Sr. Nt. Ser. B 8.50% due 7/15/2016	B2/B+	400,000	406,000
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)	B1/NR	760,000	737,200

			1,344,686
Oil & Gas – 3.4%
Atlas Energy Resources LLC Sr. Nt. 10.75% due 2/1/2018(1)	B3/B	290,000	301,600
Chesapeake Energy Corp. 6.875% due 1/15/2016	Ba3/BB	360,000	347,400
7.50% due 9/15/2013	Ba3/BB	180,000	180,000
PetroHawk Energy Corp. Sr. Nt. 7.875% due 6/1/2015(1)	B3/B	290,000	283,112

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Oil & Gas (continued)
Plains Exploration & Production Co. 7.625% due 6/1/2018	B1/BB	$360,000	$360,000
Quicksilver Resources, Inc. 7.75% due 8/1/2015	Ba3/B	570,000	564,300
Range Resources Corp. 7.25% due 5/1/2018	Ba3/BB	185,000	183,613
SandRidge Energy, Inc. Sr. Nt. 8.00% due 6/1/2018(1)	B3/B-	540,000	542,700

			2,762,725
Oil & Gas Services – 1.0%
Allis-Chalmers Energy, Inc. 8.50% due 3/1/2017	B2/B	360,000	333,000
Seitel, Inc. 9.75% due 2/15/2014	B3/B-	540,000	482,625

			815,625
Packaging – 1.2%
Crown Americas LLC 7.625% due 11/15/2013	B1/B	180,000	179,550
7.75% due 11/15/2015	B1/B	800,000	800,000

			979,550
Paper & Forest Products – 3.7%
Abitibi-Consol of Canada Sr. Sec. Nt. 13.75% due 4/1/2011(1)	B1/B+	290,000	305,950
Caraustar Inds., Inc. Nt. 7.375% due 6/1/2009	Caa2/B-	1,170,000	1,023,750
Catalyst Paper Corp. Sr. Nt. Ser. D 8.625% due 6/15/2011	B2/B-	135,000	114,750
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B-	1,022,000	976,010
Rock-Tenn Co. Sr. Nt. 8.20% due 8/15/2011	Ba3/BB	360,000	370,800
9.25% due 3/15/2016(1)	Ba3/BB-	180,000	190,800

			2,982,060
Pipelines – 0.9%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018(1)	B3/B-	760,000	754,300

			754,300
Retailers – 2.2%
Inergy LP/Inergy Finance Corp. 8.25% due 3/1/2016(1)	NR/B+	1,600,000	1,576,000
Rent-A-Center Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B2/B+	200,000	193,500

			1,769,500
Services – 1.1%
NCO Group, Inc. Sr. Nt. 7.551% due 11/15/2013(2)	B3/B-	330,000	264,825

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	63

Schedule of Investments – RS High Yield Bond Fund (continued)

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Services (continued)
Sr. Sub. Nt. 11.875% due 11/15/2014	Caa1/B-	$180,000	$147,600
Travelport LLC Sr. Nt. 7.307% due 9/1/2014(2)	B3/B	600,000	480,000

			892,425
Software – 0.2%
First Data Corp. 9.875% due 9/24/2015(1)	B3/B	180,000	156,600

			156,600
Supermarkets – 0.5%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	Baa3/BBB-	370,000	435,565

			435,565
Technology – 2.5%
Amkor Technologies, Inc. Sr. Nt. 7.75% due 5/15/2013	B1/B+	540,000	500,850
Freescale Semiconductor, Inc. Sr. Nt. 6.651% due 12/15/2014(2)	B2/B-	180,000	142,200
8.875% due 12/15/2014	B2/B-	180,000	146,250
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	B2/B+	700,000	703,500
Nortel Networks Ltd. Sr. Nt. 6.963% due 7/15/2011(2)	B3/B-	380,000	359,100
10.75% due 7/15/2016	B3/B-	200,000	198,000

			2,049,900
Telecommunications – 1.1%
American Tower Corp. Sr. Nt. 7.00% due 10/15/2017(1)	Ba1/BB+	720,000	712,800
Nortel Networks Ltd. 10.75% due 7/15/2016(1)	B3/B-	180,000	178,200

			891,000
Tobacco – 0.8%
Reynolds American, Inc. Sr. Sec. Nt. 7.25% due 6/1/2013	Baa3/BBB	600,000	620,239

			620,239
Transportation – 1.0%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	B1/BB-	440,000	409,200
Avis Budget Car Rental LLC Sr. Nt. 5.176% due 5/15/2014(2)	Ba3/BB-	100,000	77,500
7.625% due 5/15/2014	Ba3/BB-	100,000	80,000
7.75% due 5/15/2016	Ba3/BB-	300,000	230,250

			796,950

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Wireless Communications – 2.2%
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	Ba3/BB	$310,000	$316,200
Intelsat Bermuda, Ltd. Sr. Nt. 9.25% due 6/15/2016	B3/BB-	100,000	100,750
iPCS, Inc. Sec. Nt. 6.123% due 5/1/2014(2)(4)	Caa1/CCC	570,000	484,500
Sprint Capital Corp. 6.90% due 5/1/2019	Baa3/BB	950,000	833,625

			1,735,075
Wireline Communications – 1.9%
Nordic Telephone Co. Holdings Sr. Nt. 8.875% due 5/1/2016(1)	B2/B+	200,000	196,000
Qwest Corp. Sr. Nt. 7.625% due 6/15/2015	Ba1/BBB-	500,000	481,250
7.875% due 9/1/2011	Ba1/BBB-	885,000	885,000

			1,562,250

Total Corporate Bonds (Cost $77,167,837)			73,461,703

		Shares	Value
Preferred Stocks – 0.1%
Thrift & Mortgage Finance – 0.1%
IndyMac Bank FSB(1)(5)		44,000	44,000

			44,000

Total Preferred Stocks (Cost $1,100,000)			44,000

		Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)		15	606
RS Emerging Growth Fund, Class Y(6)		20	708
RS Emerging Markets Fund, Class A(6)		20	483
RS Equity Dividend Fund, Class Y(6)		9	77
RS Global Natural Resources Fund, Class Y(6)		10	450
RS Growth Fund, Class Y(6)		31	379
RS Investment Quality Bond Fund, Class A(6)		8	79
RS Investors Fund, Class Y(6)		28	265
RS MidCap Opportunities Fund, Class Y(6)		14	172
RS Partners Fund, Class Y(6)		14	406
RS S&P 500 Index Fund, Class A(6)		9	75
RS Smaller Company Growth Fund, Class Y(6)		8	139
RS Technology Fund, Class Y(6)		15	216
RS Value Fund, Class Y(6)		28	716

Total Other Investments (Cost $5,048)			4,771

The accompanying notes are an integral part of these financial statements.

64	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value
Repurchase Agreements – 6.5%
State Street Bank and Trust Co. Repurchase Agreement, 2.10% dated 6/30/2008, maturity value of $5,278,308 due 7/1/2008, collateralized by FHMLC, 5.68%, due 9/14/2017, with a value of $5,385,750	$5,278,000	$5,278,000

Total Repurchase Agreements (Cost $5,278,000)		5,278,000

Total Investments – 97.9% (Cost $83,550,885)		78,788,474

Other Assets, Net – 2.1%		1,669,038

Total Net Assets – 100.0%		$80,457,512

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $21,946,225, representing 27.3% of net assets of which $21,902,225 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at June 30, 2008.
(3)	Step-up bond.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$5,282,771
Level 2 – Significant Other Observable Inputs	73,505,703
Level 3 – Significant Unobservable Inputs	—

Total	$78,788,474

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	65

Schedule of Investments – RS Tax-Exempt Fund

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Municipal Bonds – 97.3%
Alabama – 1.1%
Alabama 21st Century Auth. Tobacco Settlement Rev., 5.25% due 12/1/2009	Baa1/A-	$1,000,000	$1,007,250
5.75% due 12/1/2019	Baa1/A-	160,000	161,842

			1,169,092
Alaska – 1.2%
Northern Tobacco Securitization Corp. AK Asset Bkd. 5.80% due 6/1/2010(1)	Aaa/AAA	1,300,000	1,366,339

			1,366,339
Arizona – 5.2%
AZ Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	Aaa/AAA	1,500,000	1,558,410
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2016(1)	A1/AA-	925,000	1,002,903
5.00% due 7/1/2027	A1/AA-	575,000	582,176
Phoenix, AZ G.O. Ser. B, 5.375% due 7/1/2012(1)	Aa1/AAA	1,000,000	1,066,140
Salt River Proj., AZ Agric. Impt. & Pwr. Dist. Rev. Ser. A, 5.00% due 1/1/2028	Aa1/AA	1,500,000	1,537,665

			5,747,294
California – 5.4%
California St. 5.50% due 3/1/2027	A1/A+	2,000,000	2,102,340
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	Aa3/A	1,500,000	1,549,320
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Ser. 2003 A-1, 5.00% due 6/1/2012(1)	Aaa/AAA	750,000	786,570
San Francisco Calif. Bay Area Rapid Tran Dist. 5.00% due 8/1/2023	Aa1/AAA	1,500,000	1,574,730

			6,012,960
Colorado – 4.7%
Colorado Springs Colo. Rev. Var-Colorado College Proj. 2.90% due 6/1/2029(2)	Aa3/AA-	2,200,000	2,200,000
North Metro Fire Rescue Dist. Colorado G.O., AMBAC Insured 5.00% due 12/1/2027	Aa3/AA	1,000,000	1,032,530

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Colorado (continued)
West Metro Fire Protn. Dist. CO G.O. Ser. A, MBIA Insured 5.25% due 12/1/2026	Aa3/NR	$1,895,000	$1,989,466

			5,221,996
Connecticut – 2.8%
Connecticut St. Ser. D, Series-2007 5.00% due 12/1/2026	Aa3/AA	1,500,000	1,553,475
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A, AMBAC Insured 5.00% due 8/1/2025	Aa3/AA	1,500,000	1,540,695

			3,094,170
Delaware – 1.4%
Wilmington Delaware G.O. Ser.A 5.00% due 12/1/2028	A1/AA-	1,500,000	1,527,990

			1,527,990
Florida – 4.3%
Florida St. Brd. of Ed. Series-2005 5.00% due 6/1/2019	Aa1/AAA	1,500,000	1,575,885
Florida St. Dept. Trans. – Right of Way 5.375% due 7/1/2027	Aa1/AAA	1,500,000	1,577,565
Florida St. Brd. of Ed. Lottery Rev. Ser. C, FGIC Insured 5.25% due 7/1/2010(1)	Aaa/AAA	1,500,000	1,587,105

			4,740,555
Georgia – 1.4%
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture-Ser. B, FSA Insured 5.00% due 7/1/2026	Aaa/AAA	1,500,000	1,558,350

			1,558,350
Illinois – 1.4%
Chicago Illinois G.O. Ser. A 5.25% due 1/1/2037	Aa3/AA-	1,500,000	1,539,480

			1,539,480
Kansas – 1.2%
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA Insured 5.125% due 4/1/2022	A2/AA	1,300,000	1,361,399

			1,361,399
Kentucky – 1.7%
Kentucky Asset / Liability Commn. Agy. Fd. Rev. Proj. Nts. Fed. Hwy. Tr. First Ser., 5.25% due 9/1/2018	Aa3/AA	1,750,000	1,914,255

			1,914,255

The accompanying notes are an integral part of these financial statements.

66	Call 800.766.3863

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Maryland – 5.9%
Baltimore Cnty. MD Met. Dist-71st Issue 5.00% due 2/1/2022	Aaa/AAA	$1,500,000	$1,590,135
Maryland St. Dept. Transn. Cons. 5.00% due 2/15/2021	Aa2/AAA	1,500,000	1,583,130
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	Aa2/AAA	1,500,000	1,658,745
Maryland St. Economic Dev. Corp. Student Hsg. Rev. Univ. MD College Park Proj., 6.50% due 6/1/2013(1)	Aaa/NR	1,500,000	1,710,090

			6,542,100
Massachusetts – 4.4%
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. B 5.00% due 10/1/2038	Aaa/AAA	1,500,000	1,531,065
Massachusetts St. College Bldg. Auth. Proj. Rev. Ser. A, AMBAC Insured 5.00% due 5/1/2026	Aa3/AA	1,200,000	1,216,992
Massachusetts St. G.O. Ser. D, 5.50% due 10/1/2020	Aa2/AA	1,000,000	1,117,280
Massachusetts St. Wtr. Resources Auth. Rev. Ser. A, MBIA Insured 5.00% due 8/1/2029	Aa2/AA	1,000,000	1,013,030

			4,878,367
Minnesota – 1.4%
Rochester, MN Waste Wtr. Ser. A G.O., 5.00% due 2/1/2026	Aaa/AAA	1,500,000	1,547,415

			1,547,415
Missouri – 5.3%
Camdenton, MO Reorganized Sch. Dist. Ref. & Impt. G.O., FSA Insured 5.25% due 3/1/2024	Aaa/AAA	1,000,000	1,058,020
Missouri St. Hwys & Trans Commn. St. Rd. Rev. 5.00% due 5/1/2025	Aa1/AAA	1,500,000	1,553,940
5.25% due 5/1/2018	Aa2/AAA	1,500,000	1,641,720
Missouri St. Brd. Pub. Bldgs. St. Office Bldg. Spl. Oblig. 5.50% due 5/1/2016	Aa1/AA+	1,500,000	1,591,665

			5,845,345
Nebraska – 0.4%
Lancaster Cnty. NE Sch. Dist. G.O. Lincoln Pub. Sch., 5.00% due 1/15/2031	Aa1/AAA	480,000	488,890

			488,890

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

New Jersey – 3.1%
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E, 5.00% due 7/1/2014(1)	Aaa/AAA	$1,500,000	$1,534,905
Tobacco Settlement Fin. Corp. NJ Asset Bkd. Rev. 5.50% due 6/1/2012(1)	Aaa/AAA	1,735,000	1,870,625

			3,405,530
New York – 11.6%
Metropolitan Trans. Auth. NY Rev. Ser. B, 5.00% due 11/15/2020	A2/A	625,000	647,437
New York NY Adj-Subser E5 1.45% due 8/1/2017(2)	Aaa/AAA	1,200,000	1,200,000
New York NY Ser. D1 5.125% due 12/1/2024	Aa3/AA	1,500,000	1,558,380
New York NY Ser. E 5.00% due 8/1/2015	Aa3/AA	1,500,000	1,602,105
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C, 5.00% due 7/1/2029	Aaa/AAA	1,500,000	1,541,565
Personal Income Tax Rev. Ser. B, 5.50% due 3/15/2020	Aa3/AAA	1,500,000	1,675,755
New York State Thruway Auth. New York 5.25% due 3/15/2027	NR/AAA	1,500,000	1,581,570
Port Auth. of New York & New Jersey FSA Insured 5.00% due 8/15/2028	Aaa/AAA	1,500,000	1,545,315
Triborough Brdg. & Tunl. Auth. NY Revs. 5.00% due 11/15/2033	Aa2/AA-	1,500,000	1,526,820

			12,878,947
North Carolina – 3.2%
University NC. Univ. Revs. 5.00% due 12/1/2027	Aa1/AA+	1,500,000	1,551,150
Wilmington, NC Wtr. & Swr. Sys. Rev. Ref., FSA Insured 5.00% due 6/1/2030	Aaa/AAA	1,975,000	2,018,885

			3,570,035
Ohio – 2.0%
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC Insured 5.25% due 12/1/2016	Aaa/AA	1,000,000	1,059,180
Univ. of Cincinnati, OH Gen. Rcpts. Ser. A, FGIC Insured 5.50% due 6/1/2011	A2/A+	1,050,000	1,113,882

			2,173,062

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	67

Schedule of Investments – RS Tax-Exempt Fund (continued)

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Oregon – 1.4%
Oregon St. Dept. Trans. Hwy. User Tax Rev. Ser. A, 5.00% due 11/15/2031	Aa2/AAA	$1,500,000	$1,528,665

			1,528,665
Pennsylvania – 4.1%
Pennsylvania St. Series-2004 FSA Insured 5.375% due 7/1/2017	Aaa/AAA	2,000,000	2,230,020
Pennsylvania St. Higher Ed. Facs. Auth. Rev., MBIA Insured 5.00% due 6/15/2032	Aa3/NR	650,000	658,404
Philadelphia, PA Sch. Dist. G.O. Ser. B, FGIC Insured 5.625% due 8/1/2012(1)	Aa3/A+	1,500,000	1,626,045

			4,514,469
Puerto Rico – 4.2%
Puerto Rico Comwlth. Govt. Dev. Bank Ser. B, 5.00% due 12/1/2012	Baa3/BBB	1,500,000	1,536,270
Puerto Rico Comwlth. Infrastructure Fing. Auth. Spl. Tax Rev. Ser. C, AMBAC Insured 5.50% due 7/1/2025	Aa3/AA	1,500,000	1,569,390
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. WW 5.50% due 7/1/2038	A3/BBB+	1,500,000	1,523,040

			4,628,700
South Carolina – 4.1%
Charleston Cnty. SC Sales Tax 5.25% due 11/1/2017	Aa1/AAA	1,500,000	1,655,760
Charleston, SC Wtrwks. & Swr. Rev., 5.25% due 1/1/2018	Aa2/AA	1,250,000	1,305,037
South Carolina St. Pub. Svc. Auth. Rev. Ref. Ser. A, 5.50% due 1/1/2015	Aa2/AA-	1,500,000	1,639,215

			4,600,012
Tennessee – 1.4%
Tennessee St. Sch. Brd. Auth. Series-2008 5.00% due 5/1/2022	Aa2/AA	1,500,000	1,563,000

			1,563,000
Texas – 7.0%
Bexar Cnty. Tex. G.O. Ctfs. Oblig. FSA Insured 5.25% due 6/15/2027	Aaa/AAA	1,500,000	1,566,300

June 30, 2008 (unaudited)	Rating Moody’s/ S&P	Principal Amount	Value

Texas (continued)
Fort Bend Tex. Indpt. Sch. Dist. G.O. Ref. & Sch. Bldg. PSF-GTD Insured 5.00% due 8/15/2028	NR/AAA	$1,500,000	$1,532,190
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	Aa3/AA+	1,500,000	1,526,925
Texas St. Series-2007 5.00% due 8/1/2019	Aa1/AA	1,500,000	1,593,240
University Tex. Univ. Revs. Ref-Fing Sys-Ser. D, 5.00% due 8/15/2021	Aaa/AAA	1,500,000	1,569,375

			7,788,030
Utah – 1.3%
Utah Tran. Auth. Sales Tax Rev. Ser. A, 2.90% due 6/15/2036(2)	Aaa/AAA	1,500,000	1,500,000

			1,500,000
Virginia – 3.5%
Tobacco Settlement Fin. Corp. VA Asset Bkd., 5.50% due 6/1/2015(1)	Aaa/AAA	1,500,000	1,625,310
Upper Occoquan Sew. Auth. Regl. Sew. Rev. Ref. FSA Insured 5.00% due 7/1/2025	Aaa/AAA	1,500,000	1,550,025
Virginia St. Hsg. Dev. Auth. Amt-Ser. A-Subser A-3 5.05% due 7/1/2026	Aaa/AAA	750,000	722,528

			3,897,863
Washington – 1.2%
Snohomish Cnty., WA G.O. Ltd. Tax, MBIA Insured 5.375% due 12/1/2019	Aa3/AA	1,250,000	1,303,850

			1,303,850

Total Municipal Bonds (Cost $108,058,229)			107,908,160

		Shares	Value
Other Investments – For Trustee
Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)		19	787
RS Emerging Growth Fund, Class Y(3)		27	929
RS Emerging Markets Fund, Class A(3)		26	624
RS Equity Dividend Fund, Class Y(3)		12	105
RS Global Natural Resources Fund, Class Y(3)		13	589
RS Growth Fund, Class Y(3)		39	478
RS Investment Quality Bond Fund, Class A(3)		11	107
RS Investors Fund, Class Y(3)		31	296
RS MidCap Opportunities Fund, Class Y(3)		18	213
RS Partners Fund, Class Y(3)		18	533

The accompanying notes are an integral part of these financial statements.

68	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan (continued)
RS S&P 500 Index Fund, Class A(3)	12	$102
RS Smaller Company Growth Fund, Class Y(3)	11	188
RS Technology Fund, Class Y(3)	19	277
RS Value Fund, Class Y(3)	36	928

Total Other Investments (Cost $6,298)		6,156

Total Investments – 97.3% (Cost $108,064,527)		107,914,316

Other Assets, Net – 2.7%		2,991,646

Total Net Assets – 100.0%		$110,905,962

(1)	Pre-refunded.
(2)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2008.
(3)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$6,156
Level 2 – Significant Other Observable Inputs	107,908,160
Level 3 – Significant Unobservable Inputs	—

Total	$107,914,316

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	69

Schedule of Investments – RS Money Market Fund

June 30, 2008 (unaudited)	Principal Amount	Value

Corporate Bonds – 6.5%
Computers – 1.0%
International Business Machines Corp. 2.422% due 9/2/2008(1)(2)	$5,000,000	$4,998,881

		4,998,881
Conglomerates – 3.9%
General Electric Capital Corp. 2.15% due 8/4/2008	5,000,000	4,989,847
2.20% due 8/1/2008	10,000,000	9,981,055
2.35% due 8/4/2008	5,000,000	4,988,903

		19,959,805
Diversified Financial Services – 1.0%
Goldman Sachs Group, Inc. 2.716% due 11/14/2008(2)	3,124,000	3,116,607
JPMorgan Chase & Co. 6.00% due 2/15/2009	1,845,000	1,880,635

		4,997,242
Financial - Banks – 0.6%
Wachovia Corp. 3.625% due 2/17/2009	3,000,000	2,998,432

		2,998,432

Total Corporate Bonds (Cost $32,954,360)		32,954,360

	Principal Amount	Value
U.S. Government Securities – 6.5%
U.S. Government Agency Securities – 6.5%
FHLB 2.25% due 2/13/2009	10,000,000	9,999,424
2.45% due 5/7/2009	5,000,000	5,000,000
FNMA 2.03% due 7/23/2008	10,000,000	9,987,594
3.375% due 12/15/2008	8,000,000	8,033,182

		33,020,200

Total U.S. Government Securities (Cost $33,020,200)		33,020,200

	Principal Amount	Value
Commercial Paper – 87.2%
Agricultural – 1.0%
Archer Daniels Midland Co. 2.22% due 7/10/2008	5,000,000	4,997,225

		4,997,225
Automotive – 2.0%
Toyota Motor Credit Corp. 2.35% due 8/21/2008	10,000,000	9,966,708

		9,966,708
Chemicals – 3.9%
E.I. du Pont de Nemours and Co. 2.10% due 7/14/2008	10,000,000	9,992,417
2.17% due 8/29/2008	10,000,000	9,964,436

		19,956,853

June 30, 2008 (unaudited)	Principal Amount	Value

Computers – 2.0%
International Business Machines Corp. 2.422% due 9/2/2008	$10,000,000	$9,963,425

		9,963,425
Consumer Products – 2.0%
Colgate-Palmolive Co. 2.14% due 7/11/2008	10,000,000	9,994,056

		9,994,056
Diversified Financial Services – 5.9%
J.P. Morgan Chase & Co. 2.20% due 8/1/2008	10,000,000	9,981,056
2.35% due 8/25/2008	10,000,000	9,964,097
Lehman Brothers Holdings, Inc. 2.60% due 7/1/2008	10,000,000	10,000,000

		29,945,153
Diversified Manufacturing – 7.9%
Danaher Corp. 2.05% due 7/11/2008 - 8/7/2008	20,000,000	19,973,236
Genetech Technology Berhad 2.17% due 7/24/2008	10,000,000	9,986,136
Siemens Capital Co. LLC 2.08% due 7/23/2008	10,000,000	9,987,289

		39,946,661
Electric – 2.0%
FPL Group Capital Inc. 2.42% due 7/9/2008	10,000,000	9,994,622

		9,994,622
Energy – 2.0%
FPL Fuels, Inc. 2.30% due 8/4/2008	10,000,000	9,978,278

		9,978,278
Entertainment – 2.0%
The Walt Disney Co. 2.13% due 7/31/2008	10,000,000	9,982,250

		9,982,250
Finance Companies – 1.9%
Private Export Funding Corp. 2.28% due 9/19/2008	10,000,000	9,949,333

		9,949,333
Financial - Banks – 6.9%
Bank of America Corp. 2.54% due 8/5/2008	10,000,000	9,975,305
Caterpillar Financial Services Corp. 2.15% due 7/21/2008	10,000,000	9,988,056
Rabobank USA Fin. Corp. 2.58% due 8/1/2008	10,000,000	9,977,783
Wells Fargo & Co. 2.19% due 8/8/2008	5,000,000	4,988,442

		34,929,586
Food & Beverage – 12.1%
Anheuser-Busch Companies, Inc. 2.35% due 7/1/2008	11,400,000	11,400,000
Nestle Capital Corp. 2.14% due 7/14/2008	10,000,000	9,992,272

The accompanying notes are an integral part of these financial statements.

70	Call 800.766.3863

June 30, 2008 (unaudited)	Principal Amount	Value

Food & Beverage (continued)
The Coca-Cola Co. 2.03% due 7/28/2008	$10,000,000	$9,984,775
2.11% due 7/25/2008	10,000,000	9,985,933
Unilever Capital Corp. 2.13% due 7/7/2008	10,000,000	9,996,450
2.22% due 8/11/2008	10,000,000	9,974,717

		61,334,147
Food & Staples Retaling – 3.9%
Walgreen Co. 2.25% due 7/8/2008 - 7/11/2008	20,000,000	19,989,375

		19,989,375
Office/Business Equipment – 2.0%
Pitney Bowes Inc. 2.20% due 7/7/2008	10,000,000	9,996,333

		9,996,333
Personal Products – 2.0%
L’Oreal U.S.A., Inc. 2.12% due 7/10/2008	10,000,000	9,994,700

		9,994,700
Pharmaceuticals – 21.8%
Abbot Laboratories 1.97% due 7/1/2008	11,000,000	11,000,000
2.16% due 8/5/2008	10,000,000	9,979,000
Astrazeneca PLC 2.40% due 10/15/2008	10,000,000	9,929,333
Johnson & Johnson 2.03% due 7/22/2008	10,000,000	9,988,158
Medtronic, Inc. 2.15% due 7/7/2008	10,000,000	9,996,417
2.20% due 7/17/2008	10,000,000	9,990,222
Novartis Finance Corp. 2.04% due 8/18/2008	10,000,000	9,972,800
2.30% due 8/28/2008	10,000,000	9,962,944
Pfizer, Inc. 2.10% due 7/8/2008	10,000,000	9,995,917
2.65% due 7/7/2008	10,000,000	9,995,583
Smithkline Beecham Corp. 2.30% due 7/23/2008	10,000,000	9,985,945

		110,796,319
Telecommunications – 3.9%
AT&T, Inc.
2.12% due 7/11/2008	10,000,000	9,994,111
2.21% due 8/28/2008	10,000,000	9,964,395

		19,958,506
Utilities - Electric & Water – 2.0%
Southern Co. 2.20% due 7/24/2008	10,000,000	9,985,945

		9,985,945

Total Commercial Paper (Cost $441,659,475)		441,659,475

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(3)	86	3,493
RS Emerging Growth Fund, Class Y(3)	120	4,168

June 30, 2008 (unaudited)	Shares	Value

Other Investments – For Trustee Deferred Compensation Plan (continued)
RS Emerging Markets Fund, Class A(3)	114	$2,766
RS Equity Dividend Fund, Class Y(3)	58	486
RS Global Natural Resources Fund, Class Y(3)	59	2,586
RS Growth Fund, Class Y(3)	166	2,046
RS Investment Quality Bond Fund, Class A(3)	52	496
RS Investors Fund, Class Y(3)	143	1,359
RS MidCap Opportunities Fund, Class Y(3)	74	887
RS Partners Fund, Class Y(3)	81	2,411
RS S&P 500 Index Fund, Class A(3)	54	475
RS Smaller Company Growth Fund, Class Y(3)	52	875
RS Technology Fund, Class Y(3)	82	1,208
RS Value Fund, Class Y(3)	160	4,114

Total Other Investments (Cost $27,477)		27,370

Total Investments – 100.2% (Cost $507,661,512)		507,661,405

Other Liabilities, Net – (0.2%)		(921,062)

Total Net Assets – 100.0%		$506,740,343

(1)Securities

that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $4,998,881, representing 1.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)Variable	rate demand note. The rate shown is the rate in effect at June 30, 2008.
(3)Investments	in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$27,370
Level 2 – Significant Other Observable Inputs	507,634,035
Level 3 – Significant Unobservable Inputs	—

Total	$507,661,405

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	71

Financial Information

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

	RS Investment Quality Bond	RS Low Duration Bond
Assets
Investments, at value	$131,769,539	$40,886,346
Cash and cash equivalents	783	513
Dividends/interest receivable	1,040,852	386,479
Receivable for fund shares subscribed	97,006	71,206
Prepaid expenses	18,335	14,883
Receivable for investments sold	—	605,265
Total Assets	132,926,515	41,964,692
Liabilities
Payable for investments purchased	1,246,151	1,110,937
Reverse repurchase agreement	3,881,148	—
Payable for fund shares redeemed	99,109	106
Payable to adviser	52,092	14,841
Payable to distributor	22,853	9,901
Accrued transfer agent fees	49,716	19,485
Accrued shareholder reports expense	34,536	—
Accrued audit fees	16,786	12,311
Distributions payable	11,984	1,452
Trustees’ deferred compensation	6,976	2,165
Accrued expenses/other liabilities	13,853	5,025
Total Liabilities	5,435,204	1,176,223
Total Net Assets	$127,491,311	$40,788,469
Net Assets Consist of:
Paid-in capital	130,266,843	41,192,972
Distributions in excess of net investment income	—	—
Accumulated undistributed net investment income	17	6
Accumulated net realized loss from investments	(743,732)	(496,079)
Net unrealized appreciation/(depreciation) on investments	(2,031,817)	91,570
Total Net Assets	$127,491,311	$40,788,469
Investments, at Cost	$133,801,356	$40,794,776
Pricing of Shares
Net Assets:
Class A	$101,007,125	$12,982,395
Class B	8,288,504	8,694,106
Class C	7,645,850	8,581,282
Class K	10,549,832	10,530,686
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	10,484,714	1,313,454
Class B	860,616	879,548
Class C	793,846	868,152
Class K	1,093,954	1,065,363
Net Asset Value Per Share:
Class A	$9.63	$9.88
Class B	9.63	9.88
Class C	9.63	9.88
Class K	9.64	9.88
Sales Charge Class A (Load)	3.75%	2.25%
Maximum Offering Price Per Class A Share	$10.01	$10.11

The accompanying notes are an integral part of these financial statements.

72	Call 800.766.3863

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$78,788,474	$107,914,316	$507,661,405
432	438,175	96,626
1,339,603	1,316,001	168,505
27,185	20,287	606,359
28,216	2,968	14,566
607,743	1,375,692	—
80,791,653	111,067,439	508,547,461

191,020	1,390	6,510
—	—	—
366	151	1,229,091
40,000	45,540	185,970
14,229	22,039	102,308
28,663	18,978	73,421
23,247	30,451	139,686
15,286	16,325	33,814
5,292	18,335	3,121
4,771	6,156	27,432
11,267	2,112	5,765
334,141	161,477	1,807,118
$80,457,512	$110,905,962	$506,740,343

104,709,416	112,864,541	506,740,639
—	(663)	—
12	—	39,654
(19,489,505)	(1,807,705)	(39,843)
(4,762,411)	(150,211)	(107)
$80,457,512	$110,905,962	$506,740,343
$83,550,885	$108,064,527	$507,661,512

$46,984,524	$99,201,333	$480,369,721
8,506,606	—	1,906,111
10,907,621	11,704,629	9,094,405
14,058,761	—	15,370,106

7,113,098	10,280,495	480,372,032
1,289,138	—	1,906,150
1,652,413	1,213,022	9,094,382
2,127,669	—	15,370,073

$6.61	$9.65	$1.00
6.60	—	1.00
6.60	9.65	1.00
6.61	—	1.00
3.75%	3.75%	N/A
$6.87	$10.03	$—

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	73

Financial Information (continued)

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

	RS Investment Quality Bond	RS Low Duration Bond
Investment Income
Interest	$3,206,098	$866,962
Dividends	—	—
Total Investment Income	3,206,098	866,962
Expenses
Investment advisory fees	313,995	87,229
Distribution fees	237,789	132,988
Transfer agent fees	70,725	29,089
Custodian fees	29,253	17,144
Registration fees	17,541	28,503
Professional fees	13,612	6,233
Shareholder reports	21,780	7,175
Trustees’ fees and expenses	3,677	1,150
Insurance expense	1,953	617
Administrative service fees	8,008	2,583
Other expense	2,512	395
Total Expenses	720,845	313,106
Less: Fee waiver by distributor	(105,046)	(73,502)
Less: Custody credits	(1)	—
Total Expenses, Net	615,798	239,604
Net Investment Income	2,590,300	627,358
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	967,070	135,831
Net change in unrealized appreciation/(depreciation) on investments	(3,153,867)	(191,643)
Net Loss on Investments	(2,186,797)	(55,812)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$403,503	$571,546

The accompanying notes are an integral part of these financial statements.

74	Call 800.766.3863

RS High Yield Bond	RS Tax-Exempt	RS Money Market

$3,477,921	$2,330,948	$7,713,238
23,321	—	—
3,501,242	2,330,948	7,713,238

241,226	273,621	1,125,698
201,724	180,608	695,205
46,847	40,731	135,116
24,656	13,929	33,086
10,292	9,951	21,010
10,631	12,806	44,612
15,283	19,614	86,478
2,543	3,286	14,833
1,516	1,793	7,320
5,727	7,266	36,394
918	1,150	534
561,363	564,755	2,200,286
(118,404)	(55,785)	(129,188)
—	(10)	(1)
442,959	508,960	2,071,097
3,058,283	1,821,988	5,642,141

(3,965,432)	(603,387)	(26,763)
(1,079,108)	(1,519,573)	795
(5,044,540)	(2,122,960)	(25,968)
$(1,986,257)	$(300,972)	$5,616,173

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	75

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS Investment Quality Bond		RS Low Duration Bond

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$2,590,300	$5,068,718	$627,358	$1,377,173
Net realized gain/(loss) from investments	967,070	(123,852)	135,831	(108,145)
Net change in unrealized appreciation/(depreciation) on investments	(3,153,867)	1,387,600	(191,643)	475,714
Net Increase/(Decrease) in Net Assets Resulting from Operations	403,503	6,332,466	571,546	1,744,742
Distributions to Shareholders
Net investment income
Class A	(2,111,663)	(4,102,434)	(208,577)	(423,363)
Class B	(149,659)	(334,170)	(125,578)	(294,612)
Class C	(132,130)	(265,401)	(123,050)	(282,956)
Class K	(196,353)	(367,431)	(169,998)	(376,098)
Net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class K	—	—	—	—
Total Distributions	(2,589,805)	(5,069,436)	(627,203)	(1,377,029)
Capital Share Transactions
Proceeds from sales of shares	22,629,863	22,417,106	3,806,988	992,699
Reinvestment of distributions	2,608,722	4,929,949	619,943	1,372,747
Cost of shares redeemed	(15,406,242)	(22,845,894)	(948,119)	(916,428)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,832,343	4,501,161	3,478,812	1,449,018
Net Increase/(Decrease) in Net Assets	7,646,041	5,764,191	3,423,155	1,816,731
Net Assets
Beginning of period	119,845,270	114,081,079	37,365,314	35,548,583
End of period	$127,491,311	$119,845,270	$40,788,469	$37,365,314
Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(478)	$—	$(149)
Accumulated Undistributed Net Investment Income Included in Net Assets	$17	$—	$6	$—
Other Information:
Shares
Sold	2,300,405	2,316,385	383,328	101,055
Reinvested	265,983	509,646	62,298	139,764
Redeemed	(1,572,842)	(2,364,261)	(95,636)	(93,302)
Net Increase	993,546	461,770	349,990	147,517

The accompanying notes are an integral part of these financial statements.

76	Call 800.766.3863

RS High Yield Bond		RS Tax-Exempt		RS Money Market

For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07

$3,058,283	$6,030,701	$1,821,988	$3,781,337	$5,642,141	$19,385,743
(3,965,432)	192,187	(603,387)	(1,204,315)	(26,763)	(7,575)
(1,079,108)	(5,580,988)	(1,519,573)	(1,068,061)	795	(902)
(1,986,257)	641,900	(300,972)	1,508,961	5,616,173	19,377,266

(1,841,979)	(3,662,192)	(1,666,300)	(3,447,155)	(5,393,656)	(18,594,034)
(306,499)	(621,511)	—	—	(16,194)	(98,824)
(387,334)	(754,189)	(155,234)	(334,618)	(65,440)	(246,281)
(522,107)	(993,161)	—	—	(138,784)	(440,838)

—	—	—	(276,534)	—	—
—	—	—	—	—	—
—	—	—	(33,542)	—	—
—	—	—	—	—	—
(3,057,919)	(6,031,053)	(1,821,534)	(4,091,849)	(5,614,074)	(19,379,977)

2,352,062	4,204,100	5,898,424	4,602,945	149,991,499	328,852,712
3,021,442	5,963,759	1,725,656	3,897,047	5,575,328	19,269,807
(3,160,385)	(5,572,105)	(1,706,568)	(3,445,566)	(131,353,480)	(293,591,389)
2,213,119	4,595,754	5,917,512	5,054,426	24,213,347	54,531,130
(2,831,057)	(793,399)	3,795,006	2,471,538	24,215,446	54,528,419

83,288,569	84,081,968	107,110,956	104,639,418	482,524,897	427,996,478
$80,457,512	$83,288,569	$110,905,962	$107,110,956	$506,740,343	$482,524,897
$—	$(352)	$(663)	$(1,117)	$—	$—
$12	$—	$—	$—	$39,654	$11,587

344,604	570,133	597,546	464,503	149,991,499	328,852,712
448,528	813,582	178,181	393,749	5,575,328	19,269,807
(465,745)	(759,045)	(175,175)	(347,579)	(131,353,480)	(293,591,389)
327,387	624,670	600,552	510,673	24,213,347	54,531,130

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	77

Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods (or, if shorter, the period since each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Investment Quality Bond Fund (Class A)
Six Months Ended 06/30/08[1]	$9.79	$0.21	$(0.16)	$0.05	$(0.21)	$—	$(0.21)
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—	(0.44)
Year Ended 12/31/06	9.76	0.42	(0.04)	0.38	(0.42)	(0.03)	(0.45)
Year Ended 12/31/05	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)
Year Ended 12/31/04	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)
Year Ended 12/31/03	10.28	0.35	0.11	0.46	(0.35)	(0.30)	(0.65)
RS Investment Quality Bond Fund (Class B)
Six Months Ended 06/30/08[1]	$9.79	$0.17	$(0.16)	$0.01	$(0.17)	$—	$(0.17)
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—	(0.37)
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year Ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year Ended 12/31/03	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
RS Investment Quality Bond Fund (Class C)
Six Months Ended 06/30/08[1]	$9.79	$0.17	$(0.16)	$0.01	$(0.17)	$—	$(0.17)
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—	(0.37)
Year Ended 12/31/06	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)
Year Ended 12/31/05	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year Ended 12/31/04	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year Ended 12/31/03	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
RS Investment Quality Bond Fund (Class K)
Six Months Ended 06/30/08[1]	$9.80	$0.19	$(0.16)	$0.03	$(0.19)	$—	$(0.19)
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—	(0.40)
Year Ended 12/31/06	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)
Year Ended 12/31/05	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)
Year Ended 12/31/04	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)
Year Ended 12/31/03	10.29	0.31	0.11	0.42	(0.31)	(0.30)	(0.61)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

78	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.63	0.46%	$101,007	0.85%	1.00%	4.25%	4.10%	73%
9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%
9.69	4.08%	89,505	0.86%	1.04%	4.40%	4.22%	147%
9.76	2.07%	99,230	0.85%	1.00%	3.83%	3.68%	189%
10.02	4.10%	105,131	0.85%	0.98%	3.74%	3.61%	233%
10.09	4.53%	143,536	0.85%	0.96%	3.40%	3.29%	257%

$9.63	0.09%	$8,288	1.60%	1.91%	3.50%	3.19%	73%
9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%
9.68	3.20%	9,182	1.61%	2.00%	3.65%	3.26%	147%
9.76	1.41%	13,925	1.60%	1.93%	3.08%	2.75%	189%
10.01	3.22%	16,685	1.60%	1.88%	2.99%	2.71%	233%
10.09	3.75%	18,374	1.60%	1.87%	2.65%	2.38%	257%

$9.63	0.09%	$7,646	1.60%	1.76%	3.50%	3.34%	73%
9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%
9.68	3.20%	6,863	1.61%	2.04%	3.65%	3.22%	147%
9.76	1.41%	10,008	1.60%	1.98%	3.08%	2.70%	189%
10.01	3.22%	11,422	1.60%	1.93%	2.99%	2.66%	233%
10.09	3.75%	11,206	1.60%	1.95%	2.66%	2.31%	257%

$9.64	0.27%	$10,550	1.25%	1.46%	3.85%	3.64%	73%
9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%
9.70	3.67%	8,530	1.26%	1.42%	4.01%	3.85%	147%
9.77	1.67%	9,251	1.25%	1.37%	3.43%	3.31%	189%
10.03	3.69%	11,004	1.25%	1.31%	3.34%	3.28%	233%
10.10	4.11%	9,820	1.25%	1.30%	3.00%	2.95%	257%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	79

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Low Duration Bond Fund (Class A)
Six Months Ended 06/30/08[1]	$9.89	$0.18	$(0.01)	$0.17	$(0.18)	$—	$(0.18)
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)	—	(0.42)
Year Ended 12/31/06	9.77	0.37	0.03	0.40	(0.37)	—	(0.37)
Year Ended 12/31/05	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year Ended 12/31/04	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)
Period From 07/30/03[4] to 12/31/03[1]	10.00	0.08	0.02	0.10	(0.08)	—	(0.08)
RS Low Duration Bond Fund (Class B)
Six Months Ended 06/30/08[1]	$9.89	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—	(0.34)
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year Ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period From 07/30/03[4] to 12/31/03[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund (Class C)
Six Months Ended 06/30/08[1]	$9.89	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—	(0.34)
Year Ended 12/31/06	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)
Year Ended 12/31/05	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year Ended 12/31/04	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period From 07/30/03[4] to 12/31/03[1]	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund (Class K)
Six Months Ended 06/30/08[1]	$9.89	$0.16	$(0.01)	$0.15	$(0.16)	$—	$(0.16)
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)	—	(0.38)
Year Ended 12/31/06	9.77	0.33	0.03	0.36	(0.33)	—	(0.33)
Year Ended 12/31/05	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year Ended 12/31/04	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)
Period From 07/30/03[4] to 12/31/03[1]	10.00	0.06	0.02	0.08	(0.06)	—	(0.06)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

80	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.88	1.74%	$12,982	0.80%	1.23%	3.67%	3.24%	37%
9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%
9.80	4.16%	9,759	0.80%	1.50%	3.77%	3.07%	67%
9.77	1.34%	9,316	0.80%	1.53%	2.95%	2.22%	122%
9.93	1.36%	9,487	0.80%	1.49%	2.25%	1.56%	68%
10.02	0.99%	8,457	0.80%	2.00%	1.87%	0.67%	97%

$9.88	1.36%	$8,694	1.55%	1.91%	2.93%	2.57%	37%
9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%
9.80	3.38%	8,329	1.55%	2.27%	3.01%	2.29%	67%
9.77	0.58%	8,317	1.55%	2.30%	2.20%	1.45%	122%
9.93	0.61%	8,695	1.55%	2.25%	1.51%	0.81%	68%
10.02	0.67%	7,743	1.55%	2.75%	1.11%	(0.09)%	97%

$9.88	1.36%	$8,581	1.55%	1.89%	2.92%	2.58%	37%
9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%
9.80	3.38%	7,949	1.55%	2.29%	3.01%	2.27%	67%
9.77	0.58%	7,730	1.55%	2.32%	2.20%	1.43%	122%
9.93	0.61%	7,817	1.55%	2.28%	1.51%	0.78%	68%
10.02	0.67%	7,611	1.55%	2.76%	1.11%	(0.10)%	97%

$9.88	1.54%	$10,531	1.20%	1.58%	3.27%	2.89%	37%
9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%
9.80	3.74%	9,512	1.20%	1.58%	3.37%	2.99%	67%
9.77	0.93%	8,428	1.20%	1.59%	2.56%	2.17%	122%
9.93	0.96%	7,718	1.20%	1.59%	1.86%	1.47%	68%
10.02	0.82%	7,565	1.20%	2.17%	1.46%	0.49%	97%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	81

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund (Class A)
Six Months Ended 06/30/08[1]	$7.03	$0.26	$(0.42)	$(0.16)	$(0.26)	$—	$(0.26)
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—	(0.54)
Year Ended 12/31/06	7.35	0.51	0.14	0.65	(0.51)	—	(0.51)
Year Ended 12/31/05	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year Ended 12/31/04	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)
Year Ended 12/31/03	6.69	0.54	0.76	1.30	(0.54)	—	(0.54)
RS High Yield Bond Fund (Class B)
Six Months Ended 06/30/08[1]	$7.02	$0.24	$(0.42)	$(0.18)	$(0.24)	$—	$(0.24)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year Ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year Ended 12/31/03	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
RS High Yield Bond Fund (Class C)
Six Months Ended 06/30/08[1]	$7.02	$0.24	$(0.42)	$(0.18)	$(0.24)	$—	$(0.24)
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—	(0.49)
Year Ended 12/31/06	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)
Year Ended 12/31/05	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year Ended 12/31/04	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year Ended 12/31/03	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
RS High Yield Bond Fund (Class K)
Six Months Ended 06/30/08[1]	$7.03	$0.25	$(0.42)	$(0.17)	$(0.25)	$—	$(0.25)
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—	(0.51)
Year Ended 12/31/06	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)
Year Ended 12/31/05	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)
Year Ended 12/31/04	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)
Year Ended 12/31/03	6.69	0.51	0.76	1.27	(0.51)	—	(0.51)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

82	Call 800.766.3863

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$6.61	(2.23)%	$46,984	0.85%	1.13%	7.86%	7.58%	46%
—		7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%
0.00	[5]	7.49	9.14%	49,616	0.85%	1.19%	6.90%	6.56%	82%
0.00	[5]	7.35	3.34%	48,246	0.85%	1.19%	6.38%	6.04%	89%
0.00	[5]	7.58	9.15%	57,250	0.85%	1.19%	7.00%	6.66%	95%
—		7.45	20.11%	42,589	0.85%	1.27%	7.59%	7.17%	153%

$—		$6.60	(2.60)%	$8,507	1.60%	1.93%	7.11%	6.78%	46%
—		7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%
0.00	[5]	7.48	8.19%	9,434	1.60%	2.23%	6.14%	5.51%	82%
0.00	[5]	7.35	2.70%	9,874	1.60%	2.19%	5.63%	5.04%	89%
0.00	[5]	7.57	8.20%	10,013	1.60%	2.22%	6.30%	5.68%	95%
—		7.45	19.22%	10,018	1.60%	2.32%	6.85%	6.13%	153%

$—		$6.60	(2.60)%	$10,908	1.60%	1.88%	7.11%	6.83%	46%
—		7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%
0.00	[5]	7.48	8.33%	11,258	1.60%	2.16%	6.14%	5.58%	82%
0.00	[5]	7.34	2.56%	10,463	1.60%	2.15%	5.63%	5.08%	89%
0.00	[5]	7.57	8.20%	10,110	1.60%	2.19%	6.29%	5.70%	95%
—		7.45	19.22%	9,316	1.60%	2.31%	6.85%	6.14%	153%

$—		$6.61	(2.42)%	$14,059	1.25%	1.59%	7.46%	7.12%	46%
—		7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%
0.00	[5]	7.49	8.71%	13,774	1.25%	1.54%	6.50%	6.21%	82%
0.00	[5]	7.35	2.93%	11,772	1.25%	1.52%	5.98%	5.71%	89%
0.00	[5]	7.58	8.72%	10,734	1.25%	1.53%	6.64%	6.36%	95%
—		7.45	19.63%	9,581	1.25%	1.58%	7.20%	6.87%	153%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	83

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distribution From Net Realized Capital Gains	Total Distributions
RS Tax-Exempt Fund (Class A)
Six Months Ended 06/30/08[1]	$9.83	$0.16	$(0.18)	$(0.02)	$(0.16)	$—	$(0.16)
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)	(0.39)
Year Ended 12/31/06	9.98	0.36	0.13	0.49	(0.36)	(0.03)	(0.39)
Year Ended 12/31/05	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)
Year Ended 12/31/04	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)
Year Ended 12/31/03	10.51	0.37	0.18	0.55	(0.37)	(0.38)	(0.75)
RS Tax-Exempt Fund (Class C)
Six Months Ended 06/30/08[1]	$9.83	$0.13	$(0.18)	$(0.05)	$(0.13)	$—	$(0.13)
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)	(0.32)
Year Ended 12/31/06	9.98	0.28	0.13	0.41	(0.28)	(0.03)	(0.31)
Year Ended 12/31/05	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)
Year Ended 12/31/04	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)
Year Ended 12/31/03	10.51	0.29	0.18	0.47	(0.29)	(0.38)	(0.67)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

84	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.65	(0.14)%	$99,201	0.85%	0.95%	3.41%	3.31%	47%
9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%
10.08	5.03%	93,205	0.87%	0.95%	3.60%	3.52%	141%
9.98	4.02%	86,515	0.86%	0.96%	3.48%	3.38%	160%
10.19	4.38%	82,118	0.87%	0.96%	3.49%	3.40%	161%
10.31	5.34%	80,025	0.89%	0.98%	3.52%	3.43%	68%

$9.65	(0.51)%	$11,705	1.60%	1.72%	2.66%	2.54%	47%
9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%
10.08	4.25%	11,434	1.62%	1.95%	2.85%	2.52%	141%
9.98	3.24%	11,060	1.61%	1.94%	2.73%	2.40%	160%
10.19	3.60%	10,704	1.62%	1.95%	2.74%	2.41%	161%
10.31	4.54%	10,553	1.64%	2.00%	2.77%	2.41%	68%

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	85

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Money Market Fund (Class A)
Six Months Ended 06/30/08[1]	$1.000	$0.011	$—	$0.011	$(0.011)	$—	$(0.011)
Year Ended 12/31/07	1.000	0.044	—	0.044	(0.044)	—	(0.044)
Year Ended 12/31/06	1.000	0.042	—	0.042	(0.042)	—	(0.042)
Year Ended 12/31/05	1.000	0.024	—	0.024	(0.024)	—	(0.024)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year Ended 12/31/03	1.000	0.004	—	0.004	(0.004)	—	(0.004)
RS Money Market Fund (Class B)
Six Months Ended 06/30/08[1]	$1.000	$0.008	$—	$0.008	$(0.008)	$—	$(0.008)
Year Ended 12/31/07	1.000	0.036	—	0.036	(0.036)	—	(0.036)
Year Ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year Ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year Ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)
RS Money Market Fund (Class C)
Six Months Ended 06/30/08[1]	$1.000	$0.008	$—	$0.008	$(0.008)	$—	$(0.008)
Year Ended 12/31/07	1.000	0.036	—	0.036	(0.036)	—	(0.036)
Year Ended 12/31/06	1.000	0.034	—	0.034	(0.034)	—	(0.034)
Year Ended 12/31/05	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year Ended 12/31/04	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year Ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)
RS Money Market Fund (Class K)
Six Months Ended 06/30/08[1]	$1.000	$0.009	$—	$0.009	$(0.009)	$—	$(0.009)
Year Ended 12/31/07	1.000	0.040	—	0.040	(0.040)	—	(0.040)
Year Ended 12/31/06	1.000	0.038	—	0.038	(0.038)	—	(0.038)
Year Ended 12/31/05	1.000	0.020	—	0.020	(0.020)	—	(0.020)
Year Ended 12/31/04	1.000	0.005	—	0.005	(0.005)	—	(0.005)
Year Ended 12/31/03	1.000	0.002	—	0.002	(0.002)	—	(0.002)

See notes to Financial Highlights on page 87.

The accompanying notes are an integral part of these financial statements.

86	Call 800.766.3863

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets

$1.000	1.14%	$480,370	0.80%	0.85%	2.28%	2.23%
1.000	4.45%	458,233	0.84%	0.90%	4.36%	4.30%
1.000	4.26%	409,170	0.85%	0.92%	4.18%	4.11%
1.000	2.41%	396,012	0.85%	0.91%	2.37%	2.31%
1.000	0.57%	442,109	0.85%	0.89%	0.55%	0.51%
1.000	0.37%	529,321	0.85%	0.90%	0.38%	0.33%

$1.000	0.76%	$1,906	1.55%	1.97%	1.59%	1.17%
1.000	3.67%	2,542	1.59%	1.84%	3.62%	3.37%
1.000	3.48%	2,763	1.60%	1.87%	3.38%	3.11%
1.000	1.76%	5,030	1.47%	1.86%	1.68%	1.29%
1.000	0.57%	8,144	0.85%	1.84%	0.53%	(0.46)%
1.000	0.21%	12,498	1.03%[6]	1.76%[6]	0.21%[6]	(0.52)%[6]

$1.000	0.77%	$9,094	1.55%	1.64%	1.53%	1.44%
1.000	3.67%	8,456	1.59%	1.74%	3.60%	3.45%
1.000	3.48%	6,378	1.60%	1.71%	3.43%	3.32%
1.000	1.76%	6,233	1.47%	1.68%	1.69%	1.48%
1.000	0.57%	8,626	0.85%	1.65%	0.57%	(0.23)%
1.000	0.21%	9,086	1.02%[6]	1.65%[6]	0.21%[6]	(0.42)%[6]

$1.000	0.94%	$15,370	1.20%	1.34%	1.87%	1.73%
1.000	4.03%	13,294	1.23%	1.61%	3.94%	3.56%
1.000	3.84%	9,686	1.25%	1.35%	3.76%	3.66%
1.000	2.00%	10,083	1.25%	1.32%	1.96%	1.89%
1.000	0.47%	10,424	0.95%	1.25%	0.48%	0.18%
1.000	0.18%	9,682	1.25%	1.25%	0.18%	0.18%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and custody credits, if applicable.

4	Commencement of operations.

5	Rounds to $0.00 per share.

6	Revised to reflect additional subsidies to maintain a minimum yield threshold.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	87

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund (each a “Fund”, collectively the “Funds”). All of the Funds are registered as diversified funds.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund and RS Money Market Fund offer Class A, B, C and K shares. RS Tax-Exempt Fund offers Class A and C shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

RS High Yield Bond Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain

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that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. The Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably

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Notes to Financial Statements (unaudited) (continued)

possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, if any, monthly. Net realized capital gains of the Funds are distributed at least annually, except RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

j. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2008, the Funds did not borrow from the facility.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund

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pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Bond Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%
RS High Yield Bond Fund	0.85%	1.60%	1.60%	1.25%
RS Tax-Exempt Fund	0.85%	—	1.60%	—
RS Money Market Fund	0.80%	1.55%	1.55%	1.20%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and

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Notes to Financial Statements (unaudited) (continued)

distribution of shares of each Fund. For the six months ended June 30, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS Investment Quality Bond Fund
Class A	0.25%	$124,122
Class B	1.00%	42,807
Class C	1.00%	37,737
Class K	0.65%	33,123
RS Low Duration Bond Fund
Class A	0.25%	14,224
Class B	1.00%	42,910
Class C	1.00%	42,089
Class K	0.65%	33,765
RS High Yield Bond Fund
Class A	0.25%	58,606
Class B	1.00%	43,127
Class C	1.00%	54,488
Class K	0.65%	45,503
RS Tax-Exempt Fund
Class A	0.25%	122,211
Class C	1.00%	58,397
RS Money Market Fund
Class A	0.25%	593,395
Class B	1.00%	10,271
Class C	1.00%	42,955
Class K	0.65%	48,584

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2008, PAS received $1,231,968 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charge
RS Investment Quality Bond Fund	$8,397
RS Low Duration Bond Fund	2,933
RS High Yield Bond Fund	838
RS Tax-Exempt Fund	4,745
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the six months ended June 30, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$2,234
RS Low Duration Bond Fund	285
RS High Yield Bond Fund	1,136
RS Tax-Exempt Fund	2,147
RS Money Market Fund	2,245

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Ordinary Income Total	Long-Term Capital Gain Total
RS Investment Quality Bond Fund	$—	$5,069,436	$—
RS Low Duration Bond Fund	—	1,377,029	—
RS High Yield Bond Fund	—	6,031,053	—
RS Tax-Exempt Fund	3,779,306	119,601	192,942
RS Money Market Fund	—	19,379,977	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed

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net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Tax-Exempt	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Investment Quality Bond Fund	$—	$5,700	$—
RS Low Duration Bond Fund	—	2,355	—
RS High Yield Bond Fund	—	11,621	—
RS Tax-Exempt Fund	4,522	—	—
RS Money Market Fund	—	35,436	—

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2008	2009	2010	2011	2012	2013	2014	2015	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—	$1,558,801	$49,025	$1,607,826
RS Low Duration Bond Fund	—	—	—	2,657	18,478	325,837	176,793	36,360	560,125
RS High Yield Bond Fund	2,327,873	7,587,223	5,307,217	—	—	—	—	—	15,222,313
RS Tax-Exempt Fund	—	—	—	—	—	—	—	922,886	922,886
RS Money Market Fund	—	—	—	5,073	432	—	—	7,575	13,080

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Investment Quality Bond Fund	$—
RS Low Duration Bond Fund	—
RS High Yield Bond Fund	464,453
RS Tax-Exempt Fund	—
RS Money Market Fund	—

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$41,906
RS Low Duration Bond Fund	67,477
RS High Yield Bond Fund	282,529
RS Tax-Exempt Fund	281,429
RS Money Market Fund	—

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Notes to Financial Statements (unaudited) (continued)

b. Tax Basis of Investments The cost of investments for federal income tax purposes at June 30, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$133,872,188	$(2,102,649)	$728,552	$(2,831,201)
RS Low Duration Bond Fund	40,799,067	87,279	369,699	(282,420)
RS High Yield Bond Fund	83,554,257	(4,765,783)	383,312	(5,149,095)
RS Tax-Exempt Fund	108,064,629	(150,313)	1,151,649	(1,301,962)
RS Money Market Fund	507,662,132	(727)	786	(1,513)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

(See Note 4a)

	RS Investment Quality Bond Fund
	For the Six Months Ended 06/30/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	2,085,865	$20,521,108	2,015,066	$19,497,717
Shares reinvested	216,137	2,119,635	411,163	3,977,144
Shares redeemed	(1,423,634)	(13,943,350)	(2,060,804)	(19,905,455)

Net increase	878,368	$8,697,393	365,425	$3,569,406
Class B
Shares sold	11,781	$116,226	25,398	$244,448
Shares reinvested	15,505	152,063	33,419	323,133
Shares redeemed	(65,670)	(643,130)	(108,151)	(1,045,713)

Net decrease	(38,384)	$(374,841)	(49,334)	$(478,132)
Class C
Shares sold	41,819	$411,626	18,578	$180,287
Shares reinvested	13,645	133,847	27,183	262,849
Shares redeemed	(6,699)	(65,933)	(9,406)	(90,730)

Net increase	48,765	$479,540	36,355	$352,406
Class K
Shares sold	160,940	$1,580,903	257,343	$2,494,654
Shares reinvested	20,696	203,177	37,881	366,823
Shares redeemed	(76,839)	(753,829)	(185,900)	(1,803,996)

Net increase	104,797	$1,030,251	109,324	$1,057,481

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Transactions in Capital Shares (continued)

	RS Low Duration Bond Fund
	For the Six Months Ended 06/30/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	311,251	$3,091,025	44,735	$439,775
Shares reinvested	20,297	201,928	42,840	420,741
Shares redeemed	(61,145)	(605,294)	(40,870)	(401,905)

Net increase	270,403	$2,687,659	46,705	$458,611
Class B
Shares sold	7,449	$73,190	5,206	$51,047
Shares reinvested	12,608	125,484	29,912	293,799
Shares redeemed	(8,142)	(81,462)	(17,723)	(173,932)

Net increase	11,915	$117,212	17,395	$170,914
Class C
Shares sold	19,843	$197,224	452	$4,432
Shares reinvested	12,320	122,618	28,734	282,231
Shares redeemed	(1,871)	(18,665)	(2,766)	(27,092)

Net increase	30,292	$301,177	26,420	$259,571
Class K
Shares sold	44,785	$445,549	50,662	$497,445
Shares reinvested	17,073	169,913	38,278	375,976
Shares redeemed	(24,478)	(242,698)	(31,943)	(313,499)

Net increase	37,380	$372,764	56,997	$559,922

	RS High Yield Bond Fund
	For the Six Months Ended 06/30/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	246,201	$1,679,843	351,258	$2,591,574
Shares reinvested	269,169	1,813,660	491,881	3,606,881
Shares redeemed	(293,993)	(1,993,320)	(577,407)	(4,241,667)

Net increase	221,377	$1,500,183	265,732	$1,956,788
Class B
Shares sold	4,627	$33,043	57,366	$420,400
Shares reinvested	44,640	300,432	83,422	610,913
Shares redeemed	(78,809)	(537,845)	(83,182)	(610,064)

Net increase/(decrease)	(29,542)	$(204,370)	57,606	$421,249
Class C
Shares sold	2,331	$17,787	1,271	$9,824
Shares reinvested	57,369	386,174	102,853	753,398
Shares redeemed	(13,208)	(88,837)	(2,551)	(18,674)

Net increase	46,492	$315,124	101,573	$744,548
Class K
Shares sold	91,445	$621,389	160,238	$1,182,302
Shares reinvested	77,350	521,176	135,426	992,567
Shares redeemed	(79,735)	(540,383)	(95,905)	(701,700)

Net increase	89,060	$602,182	199,759	$1,473,169

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Notes to Financial Statements (unaudited) (continued)

	RS Tax-Exempt Fund
	For the Six Months Ended 06/30/08		For the Year Ended 12/31/07
Class A	Shares	Amount	Shares	Amount
Shares sold	574,338	$5,668,616	455,850	$4,516,645
Shares reinvested	162,539	1,574,210	356,652	3,529,926
Shares redeemed	(171,902)	(1,675,236)	(344,747)	(3,417,134)

Net increase	564,975	$5,567,590	467,755	$4,629,437
Class C
Shares sold	23,208	$229,808	8,653	$86,300
Shares reinvested	15,642	151,446	37,097	367,121
Shares redeemed	(3,273)	(31,332)	(2,832)	(28,432)

Net increase	35,577	$349,922	42,918	$424,989

	RS Money Market Fund
	For the Six Months Ended 06/30/08		For the Year Ended 12/31/2007
Class A	Shares	Amount	Shares	Amount
Shares sold	136,953,265	$136,953,265	312,956,613	$312,956,613
Shares reinvested	5,358,957	5,358,957	18,494,205	18,494,205
Shares redeemed	(120,177,666)	(120,177,666)	(282,384,587)	(282,384,587)

Net increase	22,134,556	$22,134,556	49,066,231	$49,066,231
Class B
Shares sold	252,360	$252,360	972,249	$972,249
Shares reinvested	14,546	14,546	90,527	90,527
Shares redeemed	(903,106)	(903,106)	(1,283,306)	(1,283,306)

Net decrease	(636,200)	$(636,200)	(220,530)	$(220,530)
Class C
Shares sold	931,036	$931,036	2,031,323	$2,031,323
Shares reinvested	65,370	65,370	246,234	246,234
Shares redeemed	(357,742)	(357,742)	(200,282)	(200,282)

Net increase	638,664	$638,664	2,077,275	$2,077,275
Class K
Shares sold	11,854,838	$11,854,838	12,892,527	$12,892,527
Shares reinvested	136,455	136,455	438,841	438,841
Shares redeemed	(9,914,966)	(9,914,966)	(9,723,214)	(9,723,214)

Net increase	2,076,327	$2,076,327	3,608,154	$3,608,154

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Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Investments	U.S. Government Agency Obligations	Investments	U.S. Government Agency Obligations
RS Investment Quality Bond Fund	$36,389,961	$64,586,612	$17,758,902	$71,833,408
RS Low Duration Bond Fund	8,938,386	11,169,197	5,892,608	8,393,411
RS High Yield Bond Fund	34,930,174	—	34,248,765	—
RS Tax-Exempt Fund	53,567,682	—	50,742,505	—

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

d. Reverse Repurchase Agreements RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When a Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Funds may be unable to deliver the securities when the Funds seek to repurchase them. Reverse repurchase agreements may increase fluctuations in the Funds’ net asset value and may be viewed as a form of leverage.

e. Dollar Rolls RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may enter into dollar rolls (principally using TBAs) in which the Funds sell mortgage-related securities for delivery in the current month and simultaneously contract to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Funds will not be entitled to receive principal and interest payments on the securities sold. RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the net asset values of RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Bond Fund and may be viewed as a form of leverage.

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Notes to Financial Statements (unaudited) (continued)

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

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It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the

Court dismissed all remaining claims against the former and current independent trustees of the Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

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Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 — 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the “RS-Managed Funds”); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the integration with management and observed its effects over the course of the preceding year.

*	The Advisory Agreements for the series of the Trust not discussed at the meeting were not subject to review by the Trustees at the meeting.

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The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund’s peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief

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Supplemental Information (unaudited) (continued)

Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report to them provided by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers’ averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund’s peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at

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the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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RS Funds

Phone: 800-766-3863
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 800-766-3863, Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	**Fund Overview**	**Portfolio Manager(s)**
Growth Funds: Invests in dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	Steve Bishop, Melissa Chadwick-Dunn, John Seabern, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Invests in companies deemed to be undervalued by fundamental research		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Funds: Exposure to both growth and value companies		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: Exposure to international companies to provide diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	John Carnegie, Joseph Faraday, Paul Faulkner, Christopher Huckle, R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Timothy Campbell, Edward Hocknell, Richard Sneller, Michael Stirling-Aird, William Sutcliffe
Fixed Income Funds: Offers current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Leslie Barbi, Marc Gross, Howard G. Most
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to the prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-3863

EB-015098 (06/08) SR831_FI

08	SEMIANNUAL REPORT

International Funds

RS International Growth Fund

RS Emerging Markets Fund

06.30.08

Class A, B, C and K Shares

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

CEO’s Letter

Terry R. Otton

CEO, RS Investments

Dear Fellow Shareholders,

Thank you for your interest in our 2008 Semiannual Report. I invite you to read it for important details about your investments with RS and for insight into how we managed your funds during the first half of this year.

I also encourage you to visit www.RSinvestments.com where, in addition to this report, you will find updated information on fund performance as well as detailed quarterly portfolio manager commentaries.

During the six-month period covered by this report, the S&P 500® Index, which is designed to measure performance of U.S. stocks, declined 11.91%, and the MSCI EAFE Index, which is generally considered to be representative of international stock market activity, declined 10.58%. During the same period, U.S. small- and mid-cap equities declined 9.37% and 7.57%, respectively, as measured by the Russell 2000® and Russell Midcap® Indices.

No doubt, the first half of 2008 was an unsettling period for investors. The debt crisis, nearing its twelfth month, caused global investors to re-assess risk, which was compounded by slowing economic growth, record oil prices and inflationary concerns.

We expect much of the fallout from the financial crisis to continue over the near term, particularly for companies in the financial sector. While this will be difficult, years of perspective remind us that this is how rational markets respond following periods of excess. Over the longer term, we believe what we’re experiencing today will be remembered as another defining period in stock market history, similar to the Oil Shock of ’73-’74, runaway inflation of the early ’80s, the ’87 Crash, the Asian Contagion of ’97 and the dot com bust in 2000.

In the meantime, we remain focused on what we do best: fundamental research. Each of our dedicated research teams spends countless hours studying individual companies and analyzing their unique business risks and opportunities. Our focus on individual companies helps us cut through the market noise and maintain or strengthen long-term conviction in the investments we’ve made on behalf of our investors. If there is a bright spot in an otherwise challenging envi-

www.RSinvestments.com	1

CEO’s Letter (continued)

ronment (yes, there are a few), we believe that many companies possess strong fundamentals, and we are encouraged by the compelling entry points provided by the current market.

RS Funds: A Family of Choice(s)

RS Investments offers you a choice. We have 23 mutual funds within the RS fund family, offering investors access to stocks, bonds, and money market investments. Our unique approach utilizes dedicated research teams to focus on each asset class, providing you with specialized expertise in value, core, growth, international and fixed income. I want to take this opportunity to call attention to some of our successes during this difficult market.

RS Value Funds: Adding Value and Downside Protection

In spite of the challenging market, the RS Value Team’s disciplined approach to investing led to three funds managed by the RS Value Team outperforming their benchmarks year-to-date as of 6/30/08. We believe this is due, in part, to the Value Team’s focus on companies with improving returns on invested capital.

In fact, RS Value Fund and RS Partners Fund have ranked in the top half of their Morningstar1 peer groups through a variety of market environments. Based on total return, RS Value Fund (Class A shares) ranks in the top 32%, 18%, 3%, and 5% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Mid Cap Blend category peers1. RS Partners Fund (Class A shares) ranks in the top 36%, 42%, 11% and 8% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Blend category peers1.

With the addition of Tim Bei, an experienced analyst who joined us after a distinguished career with T. Rowe Price, we believe that the 13-member Value Team clearly has the strength and depth to carry its strong legacy well into the future.

RS Global Natural Resources Fund (Class A shares), focusing on some of the strongest performing areas of the market during this period, provided a 14.72% return for the first half of 2008. As supply and demand imbalances led energy and other commodities toward record highs early in the year, the Fund provided strong returns consistent with the rising natural resources market.

RS’ value-driven approach to natural resources investing seeks to make long-term investments in companies that RS Investments believes have advantaged natural resource assets. The Value Team’s pragmatic approach to valuations should be well-suited to the volatile nature of the current economic environment.

Milestone Anniversary for the RS Core Team

In August 2005, RS Core Equity Fund manager, Mani Govil, began assembling a new research team in support of RS’ Core funds. Nearly three years later, the results are compelling, to say the least: RS Core Equity Fund (Class A shares) ranked in the top 3% among its Morningstar Large Blend category peers for the three-year period ended 6/30/08 and Morningstar recently wrote favorably about the Fund2. Based on total return, RS Core Equity Fund (Class A shares) also ranks in the top 6%, 17% and 81% for the 1-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Large Blend category peers1.

Driven by a coordinated fundamental and quantitative research effort, RS Core Equity Fund performed significantly better than its benchmark, the S&P 500® Index for first half of 2008. Since Mani and his team assumed management, the Fund has ranked in the top decile of Morningstar’s Large Blend peer group. Since the new team’s 1 year anniversary (7/31/06), the Fund has achieved top decile Morningstar rankings in 20 of 24 trailing 1-year periods, measured monthly, among its peer group1.

RS Fixed Income: Conservative and Disciplined

In times like these, investors tend to seek the relative safety of investing in bond funds. The subadviser to these funds, Guardian Investor Services, has skillfully managed its funds through one of the most challenging periods on record for the credit markets. In fact, in a period rife with billions in downgrades in the mortgage- and asset-backed markets, resulting from deteriorating fundamentals, the team’s holdings in those sectors included only one bond that was down-

2	Call 800.766.3863

graded since the credit crisis began last summer (reflecting only 0.06% of one retail fund’s assets, the RS Low Duration Bond Fund). We see this as a true testament to the team’s experience, fundamental research and disciplined portfolio management. Based on total return, the RS Low Duration Bond Fund (Class A Shares) ranks in the top 23% and 24% respectively for 1- and 3-year periods, as of 6/30/08, among its Morningstar Short-Term Bond category peers1.

RS International: Global Opportunities

Despite global turmoil, RS International funds held up well relative to their peers. Based on total return, RS Emerging Markets Fund (Class A Shares) ranks among the top quartile for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Diversified Emerging Markets Category peers1. RS Funds’ UK subadviser, Baillie Gifford, calls upon years of international investing expertise to manage our International funds.

Focused Strength from RS Growth

After a strong 2007, the first half of 2008 has been a difficult period for faster-growing companies, and for a number of our Funds. Despite this, RS Select Growth Fund, which invests in a more limited number of small- and mid-sized growth companies ranked solidly in the top quartile of its Morningstar peer group for the one year period ended 6/30/08. We attribute this more recent success to our five-member portfolio management team, which assumed management of the Fund in May 2007. Based on total return, RS Select Growth Fund (Class A Shares) ranks 18%, 42%, 74% and 20% for the 1-, 3-, 5-, and 10-year periods as of 6/30/08, respectively, among its Morningstar Small Growth category peers1 .

Looking Forward

RS Investments continues to invest in our long term future. We believe our well-defined investment processes and our experienced and dedicated research teams have us well-positioned to serve our shareholders during both challenging and prosperous times. We remain focused on your long-term financial success.

Thank you for entrusting us with your investment and for your ongoing support.

Sincerely,

Terry R. Otton

Chief Executive Officer

1  Performance numbers for some funds include periods before RS Investments became the funds’ investment adviser. Rankings are based off total returns as of 6/30/08. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

RS Funds (Class A)	Morningstar Category	1-Yr Total Return 06/30/07- 06/30/08 Rank/Count	3-Yr Total Return 06/30/05- 06/30/08 Rank/Count	5-Yr Total Return 06/30/03- 06/30/08 Rank/Count	10-Yr Total Return 06/30/98- 06/30/08 Rank/Count
RS Select Growth Fund	Small Growth	132-859	251-705	356-571	44-273
RS Partners Fund	Small Blend	207-664	201-549	41-429	13-185
RS Value Fund	Mid-Cap Blend	131-486	63-410	8-323	7-152
RS Core Equity Fund	Large Blend	107-2086	43-1715	192-1325	453-660
RS Emerging Markets Fund	Diversified Emerging Markets	53-293	22-217	17-189	16-110
RS Low Duration Bond Fund	Short-Term Bond	88-447	77-381	N/A	N/A

2  Morningstar Analyst Report, June 28, 2008.

www.RSinvestments.com	3

Performance Update

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds
RS Partners Fund[1] Class A	RSPFX	07/12/95
without sales charge			-3.41%	-15.63%	3.61%	14.52%	11.71%	13.54%
with maximum sales charge			-8.01%	-19.63%	1.95%	13.41%	11.17%	13.11%
Class K	RSPKX	10/13/06
without sales charge			-3.57%	-15.92%	—	—	—	-1.94%
Class Y	RSPYX	05/01/07
without sales charge			-3.19%	-15.26%	—	—	—	-11.69%
RS Value Fund Class A	RSVAX	06/30/93
without sales charge			-2.44%	-10.05%	7.79%	17.70%	11.50%	8.06%
with maximum sales charge			-7.07%	-14.32%	6.06%	16.56%	10.96%	7.71%
Class C	RVACX	05/01/07
without sales charge			-2.75%	-10.71%	—	—	—	-7.45%
with sales charge			-3.72%	-11.54%	—	—	—	-7.45%
Class K	RSVKX	12/04/06
without sales charge			-2.63%	-10.40%	—	—	—	0.36%
Class Y	RSVYX	05/01/07
without sales charge			-2.25%	-9.75%	—	—	—	-6.50%

1	RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. See “Other Information About Purchasing Shares” on page 122 of the prospectus for Class A, B, C and K shares (page 58 of the prospectus for Class Y shares).

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Partners Fund Class A, K, and Y shares are 1.51%,1.86%, and 1.13%, respectively; for RS Value Fund Class A, C, K, and Y shares are 1.33%, 2.18%, 1.75%, and 0.99%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

4	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Investors Fund Class A	RSINX	11/15/05
without sales charge			-1.56%	-10.98%	—	—	—	7.18%
with maximum sales charge			-6.26%	-15.19%	—	—	—	5.20%
Class C†	RIVCX	07/24/07
without sales charge			-1.68%	—	—	—	—	-9.16%
with maximum sales charge			-2.66%	—	—	—	—	-9.90%
Class K	RSIKX	01/03/07
without sales charge			-1.68%	-11.59%	—	—	—	-1.86%
Class Y	RSIYX	05/01/07
without sales charge			-1.14%	-10.54%	—	—	—	-6.94%
RS Global Natural Resources Fund Class A	RSNRX	11/15/95
without sales charge			14.72%	27.65%	28.28%	31.12%	18.88%	15.65%
with maximum sales charge			9.28%	21.57%	26.22%	29.86%	18.30%	15.20%
Class C	RGNCX	05/01/07
without sales charge			14.31%	26.68%	—	—	—	26.28%
with sales charge			13.31%	25.68%	—	—	—	26.28%
Class K	RSNKX	12/04/06
without sales charge			14.57%	27.13%	—	—	—	25.75%
Class Y	RSNYX	05/01/07
without sales charge			14.89%	28.06%	—	—	—	27.70%
RS Large Cap Value Fund Class A	RLCVX	02/03/03
without sales charge			-14.15%	-19.44%	2.79%	7.71%	—	9.70%
with maximum sales charge			-18.20%	-23.26%	1.15%	6.66%	—	8.72%

†	RS Investors Fund Class C shares (Inception date: 07/24/07) “since inception” returns are not annualized and represent cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of its predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Investors Fund Class A, C, K, and Y shares are 1.60%, 4.20%, 5.81%, and 1.38%, respectively. RS Global Natural Resources Fund Class A, C, K, and Y shares are 1.47%, 2.34%, 2.32%, and 1.14%, respectively; for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	5

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Value Funds (continued)
RS Large Cap Value Fund (continued)
Class B	RLVBX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-17.02%	-22.07%	1.52%	6.78%	—	8.77%
Class C	RLCCX	02/03/03
without sales charge			-14.45%	-19.99%	2.03%	6.92%	—	8.90%
with sales charge			-15.30%	-20.68%	2.03%	6.92%	—	8.90%
Class K	RLCKX	02/03/03
without sales charge			-14.20%	-19.60%	2.52%	7.43%	—	9.40%
Core Funds
RS Small Cap Core Equity Fund Class A	GPSCX	05/01/97
without sales charge			-11.48%	-16.86%	4.12%	9.27%	5.05%	8.03%
with maximum sales charge			-15.68%	-20.82%	2.46%	8.21%	4.54%	7.56%
Class B	GUCBX	05/06/97
without sales charge			-11.94%	-17.72%	3.05%	8.18%	4.06%	6.73%
with sales charge			-14.58%	-19.52%	2.63%	8.07%	4.06%	6.73%
Class C	RSCCX	08/07/00
without sales charge			-11.78%	-17.52%	3.23%	8.26%	—	1.31%
with sales charge			-12.67%	-18.12%	3.23%	8.26%	—	1.31%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Large Cap Value Fund Class A, B, C, and K shares are 1.34%, 2.07%, 2.07%, and 1.78%, respectively; for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

6	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Small Cap Core Equity Fund (continued)
Class K	RSCKX	05/15/01
without sales charge			-11.54%	-17.13%	3.78%	8.92%	—	5.30%
Class Y	RSCYX	05/01/07
without sales charge			-11.28%	-16.50%	—	—	—	-12.56%
RS Core Equity Fund Class A	GPAFX	06/01/72
without sales charge			-4.59%	-4.11%	10.95%	9.40%	1.65%	12.60%
with maximum sales charge			-9.13%	-8.67%	9.16%	8.34%	1.16%	12.45%
Class B	GUPBX	05/01/96
without sales charge			-5.14%	-5.04%	9.84%	8.31%	0.68%	5.42%
with sales charge			-7.98%	-7.89%	9.28%	8.17%	0.68%	5.42%
Class C	RCOCX	08/07/00
without sales charge			-4.94%	-4.78%	9.93%	8.28%	—	-3.54%
with sales charge			-5.89%	-5.73%	9.93%	8.28%	—	-3.54%
Class K	RCEKX	05/15/01
without sales charge			-4.75%	-4.43%	10.53%	9.01%	—	1.95%
Class Y	RCEYX	05/01/07
without sales charge			-4.48%	-3.87%	—	—	—	1.23%
RS Equity Dividend Fund Class A†	REDAX	07/31/07
without sales charge			-9.62%	—	—	—	—	-13.59%
with maximum sales charge			-13.93%	—	—	—	—	-17.71%

†	RS Equity Dividend Fund Class A shares (Inception date: 07/31/07) “since inception” return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Small Cap Core Equity Fund Class A, B, C, K, and Y shares are 1.22%, 2.12%, 1.98%, 1.72%, and 1.01%, respectively; for RS Core Equity Fund Class A, B, C, K, and Y shares are 0.93%, 1.84%, 1.69%, 1.42%, and 0.71%, respectively; for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	7

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Equity Dividend Fund (continued)
Class C†	REDCX	07/31/07
without sales charge			-9.41%	—	—	—	—	-13.63%
with sales charge			-10.31%	—	—	—	—	-14.48%
Class K†	REDKX	07/31/07
without sales charge			-9.77%	—	—	—	—	-13.78%
Class Y†	REDYX	07/31/07
without sales charge			-9.29%	—	—	—	—	-13.06%
RS S&P 500 Index Fund Class A	GUSPX	08/07/00
without sales charge			-12.16%	-13.66%	3.85%	7.02%	—	-0.56%
with maximum sales charge			-14.80%	-16.25%	2.81%	6.36%	—	-0.94%
Class B	RSPBX	08/07/00
without sales charge			-12.39%	-14.28%	3.08%	6.22%	—	-1.35%
with sales charge			-15.02%	-16.83%	2.45%	6.06%	—	-1.35%
Class C	RSAPX	08/07/00
without sales charge			-12.41%	-14.30%	3.08%	6.22%	—	-1.37%
with sales charge			-13.29%	-15.15%	3.08%	6.22%	—	-1.37%
Class K	RSPIX	05/15/01
without sales charge			-12.28%	-14.00%	3.41%	6.57%	—	0.76%

†	RS Equity Dividend Fund Class C, Class K, and Class Y shares (Inception date: 07/31/07 for all share classes) “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Equity Dividend Fund Class A, C, K, and Y shares are 2.05%, 2.77%, 2.49%, and 1.71%, respectively. RS S&P 500 Index Fund Class A, B, C, and K shares are 0.72%, 1.53%, 1.55%, and 1.30%, and respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75% for RS Equity Dividend Fund and 3.00% for RS S&P 500 Index Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

8	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Core Funds (continued)
RS Asset Allocation Fund Class A	GUAAX	02/16/93
without sales charge			-12.30%	-13.09%	2.98%	6.39%	3.05%	7.36%
with maximum sales charge			-16.48%	-17.20%	1.34%	5.36%	2.55%	7.02%
Class B	GAABX	05/01/96
without sales charge			-12.80%	-13.87%	2.05%	5.45%	2.16%	5.27%
with sales charge			-15.41%	-16.45%	1.41%	5.29%	2.16%	5.27%
Class C	RAACX	08/07/00
without sales charge			-12.63%	-13.68%	2.11%	5.42%	—	-0.54%
with sales charge			-13.50%	-14.53%	2.11%	5.42%	—	-0.54%
Class K	RAAKX	05/15/01
without sales charge			-12.43%	-13.41%	2.54%	6.01%	—	1.25%
Growth Funds
RS Emerging Growth Fund Class A	RSEGX	11/30/87
without sales charge			-15.11%	-14.16%	3.87%	8.49%	5.81%	14.06%
with maximum sales charge			-19.15%	-18.23%	2.20%	7.45%	5.30%	13.79%
Class C†	REGWX	09/06/07
without sales charge			-15.38%	—	—	—	—	-15.28%
with sales charge			-16.23%	—	—	—	—	-16.13%
Class K	RSEKX	01/22/07
without sales charge			-15.34%	-14.79%	—	—	—	-2.66%
Class Y	RSYEX	05/01/07
without sales charge			-14.98%	-13.88%	—	—	—	-6.83%

†	RS Emerging Growth Fund Class C shares (Inception date: 09/06/07) return is not annualized and represents cumulative total return.

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Asset Allocation Fund Class A, B, C and K shares are 1.68%, 2.47%, 2.42%, and 2.13%, respectively; for RS Emerging Growth Fund Class A, C, K, and Y shares are 1.48%, 2.92%, 3.65%, and 1.12%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	9

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Smaller Company Growth Fund Class A	RSSGX	08/15/96
without sales charge			-18.08%	-21.47%	-1.15%	7.79%	5.90%	8.85%
with maximum sales charge			-21.97%	-25.20%	-2.75%	6.74%	5.39%	8.40%
Class C†	RSGWX	01/02/08
without sales charge			—	—	—	—	—	-17.20%
with sales charge			—	—	—	—	—	-18.02%
Class K	RSSKX	03/02/07
without sales charge			-18.38%	-21.86%	—	—	—	-10.79%
Class Y	RSMYX	05/01/07
without sales charge			-17.95%	-21.20%	—	—	—	-15.25%
RS Select Growth Fund Class A	RSDGX	08/01/96
without sales charge			-9.84%	-7.41%	5.00%	7.42%	7.97%	11.62%
with maximum sales charge			-14.13%	-11.80%	3.31%	6.38%	7.44%	11.16%
Class C†	RSGFX	11/15/07
without sales charge			-10.07%	—	—	—	—	-11.24%
with sales charge			-10.97%	—	—	—	—	-12.13%
Class K	RSDKX	02/12/07
without sales charge			-10.03%	-7.87%	—	—	—	-0.56%

†

RS Smaller Company Growth Fund Class C shares (Inception date: 01/02/08) and RS Select Growth Fund Class C shares (Inception date: 11/15/07), “since inception” returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Smaller Company Growth Fund Class A, C, K, and Y shares are 1.53%, 4.43%, 3.41%, and 1.31%, respectively; for RS Select Growth Fund Class A, C, and K shares are 1.56%, 5.50%, and 13.30%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

10	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS MidCap Opportunities Fund Class A	RSMOX	07/12/95
without sales charge			-15.17%	-12.74%	6.32%	10.48%	6.71%	10.19%
with maximum sales charge			-19.22%	-16.90%	4.62%	9.41%	6.18%	9.78%
Class C	RMOCX	05/21/07
without sales charge			-15.44%	-13.55%	—	—	—	-12.13%
with sales charge			-16.29%	-14.28%	—	—	—	-12.13%
Class K	RSMKX	12/04/06
without sales charge			-15.41%	-13.25%	—	—	—	-2.79%
Class Y	RMOYX	05/01/07
without sales charge			-15.06%	-12.41%	—	—	—	-7.04%
RS Growth Fund Class A	RSGRX	05/12/92
without sales charge			-14.41%	-11.29%	5.93%	10.04%	3.19%	10.40%
with maximum sales charge			-18.48%	-15.50%	4.24%	8.97%	2.69%	10.07%
Class C	RGWCX	06/29/07
without sales charge			-14.53%	-11.85%	—	—	—	-11.85%
with sales charge			-15.39%	-12.59%	—	—	—	-12.59%
Class K	RSGKX	11/27/06
without sales charge			-14.28%	-11.41%	—	—	—	-1.74%
Class Y	RGRYX	05/01/07
without sales charge			-14.30%	-11.09%	—	—	—	-5.43%
RS Technology Fund Class A	RSIFX	11/15/95
without sales charge			-16.71%	-10.47%	6.31%	10.16%	6.08%	8.18%
with maximum sales charge			-20.65%	-14.72%	4.59%	9.10%	5.57%	7.77%
Class C	RINCX	05/02/07
without sales charge			-16.96%	-11.30%	—	—	—	-4.68%
with sales charge			-17.79%	-12.10%	—	—	—	-4.68%

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS MidCap Opportunities Fund Class A, C, K, and Y shares are 1.40%, 3.46%, 3.67%, and 1.13%, respectively; for RS Growth Fund Class A, C, K, and Y shares are 1.29%, 3.83%, 3.01%, and 0.99%, respectively; for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 1% for Class C shares). There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in high-technology and Internet-related sectors may be highly volatile. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	11

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Growth Funds (continued)
RS Technology Fund (continued)
Class K	RIFKX	01/19/07
without sales charge			-16.86%	-10.95%	—	—	—	2.09%
Class Y	RIFYX	05/01/07
without sales charge			-16.56%	-10.18%	—	—	—	-2.86%
International Funds
RS International Growth Fund Class A	GUBGX	02/16/93
without sales charge			-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge			-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B	GBGBX	05/01/96
without sales charge			-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge			-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C	RIGCX	08/07/00
without sales charge			-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge			-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K	RIGKX	05/15/01
without sales charge			-7.68%	-4.50%	14.04%	15.33%	—	5.79%
RS Emerging Markets Fund Class A	GBEMX	05/01/97
without sales charge			-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge			-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B	REMBX	05/06/97
without sales charge			-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge			-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C	REMGX	08/07/00
without sales charge			-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge			-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K	REMKX	05/15/01
without sales charge			-12.65%	6.16%	29.73%	31.26%	—	22.36%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The total gross annual operating expense ratio as of the most current prospectus for RS Technology Fund Class A, C, K, and Y shares are 1.52%, 3.31%, 4.49%, and 1.26%, respectively; for RS International Growth Fund Class A, B, C, and K shares are 1.52%, 2.30%, 2.24%, and 1.96%, respectively; for RS Emerging Markets Fund Class A, B, C and K shares are 1.59%, 2.33%, 2.33%, and 2.02%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

12	Call 800.766.3863

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds
RS Investment Quality Bond Fund Class A	GUIQX	02/16/93
without sales charge			0.46%	5.59%	3.26%	3.31%	5.09%	5.36%
with maximum sales charge			-3.29%	1.64%	1.96%	2.52%	4.69%	5.10%
Class B	RIQBX	08/07/00
without sales charge			0.09%	4.80%	2.53%	2.56%	—	4.71%
with sales charge			-2.86%	1.80%	1.91%	2.39%	—	4.71%
Class C	RIQCX	08/07/00
without sales charge			0.09%	4.80%	2.52%	2.54%	—	4.71%
with sales charge			-0.89%	3.80%	2.52%	2.54%	—	4.71%
Class K	RIQKX	05/15/01
without sales charge			0.27%	5.17%	2.85%	2.90%	—	4.57%
RS Low Duration Bond Fund Class A	RLDAX	07/30/03
without sales charge			1.74%	5.21%	3.88%	—	—	3.01%
with maximum sales charge			-0.57%	2.89%	3.09%	—	—	2.54%
Class B	RLDBX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			-1.64%	1.42%	2.48%	—	—	2.06%
Class C	RLDCX	07/30/03
without sales charge			1.36%	4.42%	3.11%	—	—	2.24%
with sales charge			0.36%	3.42%	3.11%	—	—	2.24%
Class K	RLDKX	07/30/03
without sales charge			1.54%	4.79%	3.47%	—	—	2.60%
RS High Yield Bond Fund Class A	GUHYX	09/01/98
without sales charge			-2.23%	-3.60%	3.27%	5.48%	—	4.55%
with maximum sales charge			-5.84%	-7.23%	1.96%	4.68%	—	4.14%
Class B	RHYBX	09/01/98
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.66%
with sales charge			-5.42%	-7.01%	1.88%	4.54%	—	3.66%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS Investment Quality Bond Fund Class A, B, C, and K shares are 1.04%, 1.84%, 1.82%, and 1.63%, respectively; for RS Low Duration Bond Fund Class A, B, C, and K shares are 1.29%, 1.97%, 1.98%, and 1.67%, respectively; for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS Investment Quality Bond Fund and RS High Yield Bond Fund and 2.25% for RS Low Duration Bond Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

www.RSinvestments.com	13

Performance Update (continued)

Performance Update Average Annual Returns as of 06/30/08

	Ticker Symbol	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Fixed Income Funds (continued)
RS High Yield Bond Fund (continued) Class C	RHYCX	08/07/00
without sales charge			-2.60%	-4.34%	2.45%	4.70%	—	3.80%
with sales charge			-3.54%	-5.23%	2.45%	4.70%	—	3.80%
Class K	RHYKX	05/15/01
without sales charge			-2.42%	-3.99%	2.86%	5.06%	—	5.12%
RS Tax-Exempt Fund Class A	GUTEX	02/16/93
without sales charge			-0.14%	1.90%	2.15%	3.11%	4.70%	4.77%
with maximum sales charge			-3.86%	-1.89%	0.87%	2.32%	4.30%	4.51%
Class C	RETCX	08/07/00
without sales charge			-0.51%	1.13%	1.39%	2.34%	—	4.28%
with sales charge			-1.50%	0.15%	1.39%	2.34%	—	4.28%
RS Money Market Fund Class A	GCMXX	09/13/82
without sales charge			1.14%	3.33%	3.77%	2.58%	2.98%	4.82%
Class B	RMBXX	05/01/96
without sales charge			0.76%	2.55%	3.00%	2.06%	2.52%	2.89%
with sales charge			-2.24%	-0.45%	2.37%	1.88%	2.52%	2.89%
Class C	RMCXX	08/07/00
without sales charge			0.77%	2.56%	3.00%	2.07%	—	1.92%
with sales charge			-0.23%	1.56%	3.00%	2.07%	—	1.92%
Class K	RMKXX	05/15/01
without sales charge			0.94%	2.91%	3.36%	2.26%	—	1.85%

Performance quoted represents past performance and does not guarantee future results. Performance shown for certain Funds includes performance of their predecessor funds for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The total gross annual operating expense ratio as of the most current prospectus for RS High Yield Bond Fund Class A, B, C, and K shares are 1.17%, 1.95%, 1.93%, and 1.65%, respectively; for RS Tax-Exempt Fund Class A and C shares are 0.97% and 1.75%, respectively; for RS Money Market Fund Class A, B, C, and K shares are 0.86%, 1.80%, 1.70%, and 1.58%, respectively. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% for RS High Yield Bond Fund and RS Tax-Exempt Fund. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There are no sales charges for Class A shares of RS Money Market Fund and Class K shares of any fund. Any sales charges are in addition to the Funds’ fees and expenses as detailed in the Funds’ most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

An investment in a bond fund exposes you to the general risk of investing in debt markets. These risks include interest rate risk, credit risk and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities.

Money market funds are neither insured nor guaranteed by the FDIC or any other agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other information—please read it carefully before investing or sending money. Except as noted, numbers are unaudited. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com

Distributed by: Guardian Investor Services LLC (GIS), 7 Hanover Square, New York, NY 10004. GIS is a member: FINRA, SIPC.

14	Call 800.766.3863

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www.RSinvestments.com	15

Highlights

RS Funds Specialized Expertise at Work for You

The RS Investments difference:

>  Unique, research-driven investment strategies

>  Distinct and specialized investment teams

>  Disciplined and repeatable investment process

>  Highly experienced and focused investment professionals

At RS Investments we offer a broad range of investment strategies managed by our specialized investment teams that adhere to their own distinct investment style and expertise. Incorporating highly-focused investments that are rigorously researched and carefully overseen by our investment specialists is an effective way to create a well-balanced, diversified portfolio and potentially increase overall investment performance. And with our 22-plus years of experience delivering this unique asset management approach, you can have confidence that each part of your investment strategy is managed by our team of dedicated, active, and highly-experienced investment professionals.

To learn more about our specialized expertise in any of these strategies please visit www.RSinvestments.com where you will find the latest press, commentary, and performance on our funds.

Lipper Rankings and Morningstar Ratings (Class A Shares)1

The Morningstar RatingsTM (including the effects of sales charges, loads, and redemption fees) are based on risk-adjusted returns as of 06/30/08. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. Lipper rankings are based on total return with dividends reinvested and do not take into account sales charges. Quartiles and rankings are based on total return and are historical and do not represent future results.

	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Value Funds

RS Partners Fund	Lipper Category: Small Cap Core				without sales charge	« «««« (out of 549 funds)	« «« (out of 549 funds)	« «««« (out of 429 funds)	« «««« (out of 185 funds)	Small Blend Category
	2nd 295/786	2nd 258/628	1st 45/486	1st 15/193	including the effect of sales charges, loads, and redemption fees	«««« (out of 549 funds)	««« (out of 549 funds)	«««« (out of 429 funds)	«««« (out of 185 funds)

RS Value Fund	Lipper Category: Mid Cap Value				without sales charge	« «««« (out of 410 funds)	« ««« (out of 410 funds)	« «««« (out of 323 funds)	« «««« (out of 152 funds)	Mid-Cap Blend Category
	1st 38/343	1st 33/270	1st 7/209	1st 6/65	including the effect of sales charges, loads, and redemption fees	«««« (out of 410 funds)	««« (out of 410 funds)	««««« (out of 323 funds)	«««« (out of 152 funds)
RS Core Funds

RS Core Equity Fund	Lipper Category: Large Cap Core				without sales charge	« «« (out of 1,715 funds)	« «««« (out of 1,715 funds)	« ««« (out of 1,325 funds)	« (out of 660 funds)	Large Blend Category
	1st 51/817	1st 3/692	1st 52/574	3rd 232/323	including the effect of sales charges, loads, and redemption fees	««« (out of 1,715 funds)	««««« (out of 1,715 funds)	«««« (out of 1,325 funds)	« (out of 660 funds)

Performance quoted represents past performance and does not guarantee future results.

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	Lipper Ranking					Morningstar RatingTM
	1-Year	3-Year	5-Year	10-Year		Overall	3-Year	5-Year	10-Year
RS Growth Funds

RS Select Growth Fund	Lipper Category: Small Cap Growth				without sales charge	« «« (out of 705 funds)	« «« (out of 705 funds)	« « (out of 571 funds)	« «« (out of 273 funds)	Small Growth Category
	1st 111/604	2nd 204/486	3rd 288/400	1st 37/192	including the effect of sales charges, loads, and redemption fees	««« (out of 705 funds)	««« (out of 705 funds)	«« (out of 571 funds)	««« (out of 273 funds)

RS Technology Fund	Lipper Category: Global Science/Technology				without sales charge	« «« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 229 funds)	« «« (out of 76 funds)	Specialty-Technology Category
	3rd 58/108	3rd 64/102	2nd 27/90	1st 3/27	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	««« (out of 229 funds)	««« (out of 76 funds)
RS International Funds

RS Emerging Markets Fund	Lipper Category: Emerging Markets				without sales charge	« ««« (out of 217 funds)	« ««« (out of 217 funds)	« ««« (out of 189 funds)	« ««« (out of 110 funds)	Diversified Emerging Markets Category
	1st 69/280	1st 27/200	1st 21/172	1st 18/97	including the effect of sales charges, loads, and redemption fees	«««« (out of 217 funds)	«««« (out of 217 funds)	««« (out of 189 funds)	«««« (out of 110 funds)
RS Fixed Income Funds

RS Low Duration Bond Fund	Lipper Category: Short Investment Grade Debt				without sales charge	« ««« (out of 381 funds)	« ««« (out of 381 funds)	N/A	N/A	Short-Term Bond Category
	1st 40/263	1st 52/212	N/A	N/A	including the effect of sales charges, loads, and redemption fees	««« (out of 381 funds)	««« (out of 381 funds)	N/A	N/A

RS Tax-Exempt Fund	Lipper Category General Municipal Debt				without sales charge	« ««« (out of 257 funds)	« «« (out of 257 funds)	« «« (out of 248 funds)	« ««« (out of 204 funds)	Muni National Long
	2nd 77/235	2nd 86/220	2nd 59/210	1st 8/153	including the effect of sales charges, loads, and redemption fees	««« (out of 257 funds)	«« (out of 257 funds)	«« (out of 248 funds)	««« (out of 204 funds)

Performance quoted represents past performance and does not guarantee future results.

The information contained herein was obtained from sources we believe to be reliable and we have attempted to ensure accuracy. Investors relying on information contained herein are encouraged to verify this information directly with the rating agency or through independent sources.

1

© 2008 REUTERS. Lipper rankings are based on total return with dividends reinvested and do not take into account or reflect sales charges. Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. Lipper clients manage more than 95% of U.S. fund assets. The firm, founded in 1973 and headquartered in New York, tracks 125,000 funds worldwide through its offices in major financial capitals in North America, Europe, and Asia. Read the following restrictions: Information on this page has been sourced from Lipper, a Reuters Company (“Lipper Content”). All such information is protected by copyright: © 2008 REUTERS. All rights reserved. Any copying, republication, or redistribution of Lipper Content is expressly prohibited without the prior written consent of Lipper. Lipper and its parent and affiliated companies will not be liable for any errors or delays in the content or for any actions taken in reliance thereon. LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. For additional information on the other Lipper Services, please visit the Lipper Web site at http://www.lipperweb.com. Market volatility can affect short-term performance. Favorable ratings do not necessarily indicate positive returns. Please visit www.RSinvestments.com for more information on the RS Funds.

© 2008 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results. Please note, some of the Morningstar proprietary calculations, including the Morningstar RatingTM, are not customarily calculated based on adjusted historical returns. The evaluation of this investment does not affect the retail mutual fund data published by Morningstar. For each retail mutual fund with at least three-year history, Morningstar calculates a Morningstar RatingTM based on Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a retail mutual fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. This investment’s independent Morningstar Rating metric is then compared against the retail mutual fund universe breakpoints to determine its hypothetical rating.

www.RSinvestments.com	17

Portfolio Manager Biographies

Our People – A Commitment to Quality

At RS Investments, we believe our people and their processes are what set us apart and differentiate our family of funds. By building on a foundation of quality individuals, with exceptional educational backgrounds, extensive investment experience, and a wide variety of professional experience and knowledge, we have established a most remarkable organization.

RS Investments (RS) is the investment adviser for the RS Funds. Guardian Baillie Gifford Limited (GBG) and Baillie Gifford Overseas Limited (BG Overseas) serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund.

Timothy Campbell

Timothy Campbell (BG) has managed RS Emerging Markets Fund since 2004. Mr. Campbell joined Baillie Gifford in 1999 and worked as an investment manager in the emerging markets investment team before joining the institutional clients department in 2007. He is a member of the emerging markets policy committee. Mr. Campbell holds a B.A. in history from Trinity College, Dublin.

John F. Carnegie

John F. Carnegie (BG) has managed RS International Growth Fund since 2006. He joined Baillie Gifford in 2006 and is a director in the institutional clients department with responsibility for North American clients. Prior to that, he spent ten years working as a sell side equity analyst for Credit Suisse, Citigroup and ABN AMRO. Mr. Carnegie holds a B.A. in sociology from Durham University and a MLitt in management, economics and politics from St Andrews University.

Joseph M. Faraday

Joseph M. Faraday (BG) has managed RS International Growth Fund since 2005. He joined Baillie Gifford’s graduate scheme in September 2002 and is an investment manager in the developed Asia including Japan investment team. Mr. Faraday holds an MEng in Chemical Engineering from Cambridge University.

18	Call 800.766.3863

Paul Faulkner

Paul Faulkner (BG) has been a member of the investment management team of RS International Growth Fund since June 2008. He joined Baillie Gifford in 2000 and since then has had experience with both the United Kingdom and European investment teams. Dr. Faulkner holds a BSc in geology from Edinburgh University, an MSc in petroleum geo-science from Imperial College, and a PhD in geology/geophysics from Cambridge University.

Edward H. Hocknell

Edward H. Hocknell (BG) has managed RS Emerging Markets Fund since inception.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1984. He holds a B.A. from Oxford University.

Christopher C. Huckle, CFA

Christopher C. Huckle, CFA (BG) has managed RS International Growth Fund since 2008. He joined Baillie Gifford in 2000 and is a director in the institutional clients department where he has responsibility for North American clients. Mr. Huckle holds a M.A. in psychology from Edinburgh University, a MSc in neural computation from the University of Stirling, and a PhD in cognitive science from the University of Edinburgh.

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1973. He received a B.A. in engineering and law from Cambridge University.

www.RSinvestments.com	19

Portfolio Manager Biographies (continued)

Richard E. Sneller

Richard E. Sneller (BG) has been a member of the investment management team of RS Emerging Markets Fund since inception.* He joined Baillie Gifford in 1994 and is an investment manager in the emerging markets investment team. Mr. Sneller is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

Michael P. Stirling-Aird

Michael P. Stirling-Aird (BG) has managed RS Emerging Markets Fund since 2008. He is a manager in the institutional clients department. Michael joined Baillie Gifford’s Institutional Clients Department in 2006 after four years with Alliance Trust, where he spent the final year as a business manager (third parties). Mr. Stirling-Aird is a client service manager with responsibility for international clients. He is a member of the emerging markets investment policy committee. He holds a MA in politics from Edinburgh University and a MSc in investment analysis from Stirling University.

William Sutcliffe

William Sutcliffe (BG) has managed RS Emerging Markets Fund since 2001. He joined Baillie Gifford in 1999 and is an investment manager in the emerging markets investment team. Mr. Sutcliffe holds a MA in History from Glasgow University.

*	Includes service as a portfolio manager at the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and their ownership interests in the Funds. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Prospectus or visit our Web site at www.RSinvestments.com.

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RS International Growth Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

International Growth

Highlights

•	Markets fell during the first half of the year, the woes for banks continued, and inflationary pressures became more evident.

•	The RS International Growth Fund outperformed its benchmark for the six months ended June 30, 2008.

•	The holdings in industrials and energy companies fared well, the latter driven by rising oil prices. On the other hand, the holdings in health care and materials companies detracted from performance.

Market Overview

The first half of 2008 saw many themes with which we are becoming all too familiar: large losses for financial companies, sharply rising oil prices, and a lack of availability of funding for companies and consumers in mature economies. A new player on the stage of global financial concerns was inflation, and we encountered a situation in which expectations in many mature economies are for interest rate rises rather than cuts. Lower rates would be desirable for many areas of economies that are struggling (such as housing and consumer-related sectors), but the presence of food and energy price inflation means that the hands of central bankers are tied.

Performance

The RS International Growth Fund (Class A Shares) declined 7.49% for the six months ended June 30, 2008, compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index2, which fell 7.84%. The notable features were a relative recovery in Japanese companies, where the index decline was weaker than the average, and strong absolute performance from energy and materials companies.

Portfolio Review

With the price of oil rising from $94 to $139 during the period, our energy holdings were important to the Fund’s relative performance. Seadrill, a Norwegian oil offshore drilling contractor, rose strongly as demand for its fleet of semi-submersibles, jack-ups, tender rigs, and drill ships remained solid. The company has particular expertise in deep water areas, which we think is even more valuable as new discoveries of oil tend to be in places where the technical demands for extraction are ever greater. Other energy holdings that contributed to the Fund’s performance were Petrobras, the Brazilian national oil company, and John Wood Group, an international oil services company based in Scotland.

We remain positive about the prospects for a number of industrial companies, believing that the demand for new equipment (which is very strong at present) will be supplemented in years to come by high levels of service and maintenance revenue. The industrials sector is diverse, and some of the holdings that performed well included Finnish elevator company Kone, Swedish manufacturer of compressors Atlas Copco, and British engineering company Weir Group. Demand from the booming economies of Asia remains strong, and these companies are seeing double-digit growth in new orders, which we think underpins their earnings potential.

The Fund benefited from not holding some of the major companies in the index that performed poorly, such as Nokia, Siemens, Telefónica, and Veolia Environnement. It is interesting to note that the latter two stocks — a telecommunications company and a utilities services company — should be relatively defensive in this environment when market volatility is high, but in many areas of the market traditional staples have proved disappointing.

The Fund suffered from the underperformance in consumer staples companies such as Carrefour, Électricité de France, Celesio, and L’Oreal. We believe that all these companies have strong competitive advantages, which will help them contribute to the Fund’s performance over the long term, but they highlight the difficultly of picking stocks in the current volatile environment.

The Fund’s underweight position in materials companies detracted from performance during the period. There are some striking examples of price rises in this area (the

www.RSinvestments.com	21

RS International Growth Fund (continued)

current round of iron ore negotiations saw prices nearly double), and owning neither Rio Tinto nor BHP Billiton detracted from the Fund’s performance.

Banks and other financial companies remain a talking point and were the most poorly performing sectors of the index during the period. The Fund’s performance was adversely affected by holdings in Svenska Handelsbank and Royal Bank of Scotland. We have sold Royal Bank of Scotland because we think the recovery process may take many years given the scale of the problems over the past 12 months for these types of companies. However, not all financial holdings detracted from performance. We added a Swiss wealth manager, Partners Group, to the portfolio in the past few months, and this company was a prominent contributor to performance. We believe that wealth management has considerable potential, and that Partners Group has particular expertise in absolute funds, which may look attractive if market volatility continues.

Outlook

We are continuing to see the impact on global markets of the credit crisis and more recently of higher energy and food prices (rising wage inflation in the emerging markets). The weakness of the index in 2008 can be linked to these factors. Although earnings estimates may continue to fall in the short term and further weakness cannot be ruled out, we retain a positive view of the medium to long term, with global growth continuing to be driven by the stronger emerging markets. We believe that market valuations remain fair, and that the Fund is positioned with stocks that are well placed over the medium term.

We thank you for your investment and continued support.

John Carnegie Co-Portfolio Manager	Joseph Faraday Co-Portfolio Manager

Paul Faulkner Co-Portfolio Manager	Christopher Huckle Co-Portfolio Manager

R. Robin Menzies Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

22	Call 800.766.3863

Total Net Assets: $73,602,272	Data as of June 30, 2008

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Kone Oyj	Finland	2.95%
Essilor International S.A.	France	2.71%
Atlas Copco AB	Sweden	2.70%
Seadrill Ltd.	Norway	2.41%
BG Group PLC	United Kingdom	2.09%
Canon, Inc.	Japan	2.02%
Mitsui & Co. Ltd.	Japan	2.01%
L’Oreal S.A.	France	1.94%
Nestle S.A.	Switzerland	1.93%
Vodafone Group PLC	United Kingdom	1.93%
Total		22.69%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

www.RSinvestments.com	23

RS International Growth Fund (continued)

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	02/16/93
without sales charge		-7.49%	-4.08%	14.42%	15.62%	3.91%	7.79%
with maximum sales charge		-11.87%	-8.63%	12.58%	14.50%	3.40%	7.45%
Class B Shares	05/01/96
without sales charge		-7.97%	-4.90%	13.24%	14.40%	2.78%	4.83%
with sales charge		-10.73%	-7.70%	12.72%	14.28%	2.78%	4.83%
Class C Shares	08/07/00
without sales charge		-7.80%	-4.73%	13.50%	14.58%	—	1.69%
with sales charge		-8.72%	-5.67%	13.50%	14.58%	—	1.69%
Class K Shares	05/15/01
without sales charge		-7.68%	-4.50%	14.04%	15.33%	—	5.79%
MSCI EAFE Growth Index[2]		-7.84%	-4.07%	15.07%	16.64%	4.42%	6.88%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS International Growth Fund and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class B 2.30%, Class C 2.24% and Class K 1.96%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

24	Call 800.766.3863

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS International Growth Fund and in the MSCI EAFE Growth Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS International Growth Fund and in the MSCI EAFE Growth Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.52%, Class B 2.30%, Class C 2.24% and Class K 1.96%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	25

RS Emerging Markets Fund

For the latest in-depth portfolio manager commentary, please visit www.RSinvestments.com.

Investment Style

Emerging Markets

Highlights

•	The emerging markets fell during the first six months of the year, following five consecutive years of double-digit returns.

•	The RS Emerging Markets Fund underperformed its benchmark for the six months ended June 30, 2008.

•	Overall, economic growth in the emerging markets remained strong.

Market Overview

The emerging markets were extremely volatile during the first six months of 2008, with the divergence between country and sector performance wider than it has been for some time. India, Turkey, South Korea, and China suffered heavy declines, whereas Brazil, Argentina, and the Czech Republic enjoyed strong double-digit positive returns. It was notable that those countries that were net exporters of commodities tended to fare better than those countries that were net importers. This should come as little surprise to investors, as the price of oil doubled in the past 12 months and iron ore annual contract prices rose by 80% to 95%.

Similarly, countries with the ability and the desire to deal with inflationary pressures performed better than those with little flexibility or poor control. Both the strong demand for commodities and increasing inflationary pressures were dominating features of recent market behavior and seem unlikely to dissipate in the near future.

Performance

Over the first half of the year, the RS Emerging Markets Fund (Class A Shares) declined 12.46% compared with its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index2, which declined 11.64% in the same period. It is interesting to note that the emerging markets, having significantly outperformed the developed markets over the previous five years, fell slightly less than the developed markets over the six-month period. This is an encouraging departure from previous cycles, when the emerging markets have typically exhibited much higher overall volatility than the developed markets.

Portfolio Review

In general, economic growth remains strong, but we are seeing greater differentiation between the weaker and stronger emerging market economies.

The Fund has been underweight in India for some time, as we struggled to find companies that were attractively valued. We have not doubted the high quality of some of the companies listed on the Indian exchange, so we are happy that the recent large declines in the market may enable the Fund to buy some excellent businesses on more appealing valuations.

Unsurprisingly, given the rise in the oil price from $94 to $139 over the past six months, the Fund saw strong contributions to relative performance from some of its holdings in oil-producing companies, including Dragon Oil, which has assets in the Turkmenistan area of the Caspian Sea; Petrobras, a Brazilian oil company; and CNOOC, the state-run Chinese offshore oil company. It is worth pointing out that we believe the valuations for Dragon Oil and Petrobras still do not fully capture their striking growth potential, especially when compared with their peers in the developed markets.

Other important contributors to Fund performance were from materials companies that benefited from strong emerging market demand and robust commodity prices. The two Russian steel companies, Evraz and Severstal, were meaningful contributors to performance, as was Ternium, a steel company with assets in Venezuela, Argentina, and Mexico.

On the flipside, some of the companies that suffered over the first half of the year were unsurprisingly in the financial sector. In particular, the Fund was overweight in Turkish banks, Garanti Bankasi and Turkiye Is Bankasi, which fell significantly during the period, as Turkey wrestled with inflation, a falling currency, and a current

26	Call 800.766.3863

account deficit. We continue to believe that Turkey will overcome these short-term difficulties and that the banking sector stands to benefit significantly from increased loan growth that is currently being overlooked by the market.

During the first half of the year, the Fund’s performance benefited in relative terms from being underweight in Chinese stocks. Valuations in the Chinese market have been high since last summer, and the number of Chinese companies in the Fund reflected this. The A share market (China’s domestic Renminbi-denominated shares) has now fallen so sharply, however, that it is back to levels not seen since the start of 2007, which is quite a roundtrip. The Chinese benchmark itself has fallen more than 27% year to date. We are hopeful that, given the recent falls, we may have the opportunity to increase the Fund’s exposure to some strong Chinese businesses at increasingly appealing valuations.

Outlook

The impact of rising inflation is being felt around the globe as emerging markets transition from being exporters of deflation to exporters of capital. This presents both pitfalls and opportunities for stock pickers. What seems clear is that it is likely to lead to greater volatility in equity markets as economies wrestle with a heady mix of inflation, strong growth, and capital flows.

The performance of the different sectors largely supports this theory, displaying some themes that are becoming increasingly familiar. Energy and materials performed well but real estate and diversified financials have been weak. We are encouraged that after five consecutive years of double-digit returns from the emerging markets, the weak start to this year has been slightly less pronounced than the weakness seen in the developed markets. This seems a rational response, as we believe that emerging economies are in better financial shape than many developed markets and are set to grow faster.

Overall, we believe that China, Russia, Brazil, and the Middle East will remain the principal drivers of global growth over the coming years and we think that this may provide significant opportunities for strong investment returns.

We thank you for your investment and continued support.

Timothy Campbell Co-Portfolio Manager	Edward H. Hocknell Co-Portfolio Manager

Richard Sneller Co-Portfolio Manager	William Sutcliffe Co-Portfolio Manager

Michael P. Stirling-Aird Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.RSinvestments.com or to obtain a printed copy, call 800-766-3863.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2008.

www.RSinvestments.com	27

RS Emerging Markets Fund (continued)

Total Net Assets: $598,345,254	Data as of June 30, 2008

Geographical Location vs. Index[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Petroleo Brasileiro S.A.	Brazil	5.68%
CNOOC Ltd.	People’s Republic of China	3.89%
Gazprom	Russia	3.44%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.72%
Companhia Vale do Rio Doce	Brazil	2.30%
Imperial Energy Corp. PLC	Russia	2.24%
Norilsk Nickel	Russia	2.00%
Itausa-Investimentos Itau S.A.	Brazil	1.96%
Hon Hai Precision Industry Co. Ltd.	Taiwan	1.96%
Ternium S.A.	Argentina	1.93%
Total		28.12%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

28	Call 800.766.3863

Performance Update Average Annual Total Returns as of 06/30/08

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
Class A Shares	05/01/97
without sales charge		-12.46%	6.62%	30.23%	31.74%	17.66%	12.49%
with maximum sales charge		-16.62%	1.54%	28.14%	30.46%	17.09%	12.00%
Class B Shares	05/06/97
without sales charge		-12.83%	5.80%	29.14%	30.51%	16.06%	10.83%
with sales charge		-15.45%	3.07%	28.74%	30.44%	16.06%	10.83%
Class C Shares	08/07/00
without sales charge		-12.76%	5.85%	29.22%	30.59%	—	16.26%
with sales charge		-13.63%	4.94%	29.22%	30.59%	—	16.26%
Class K Shares	05/15/01
without sales charge		-12.65%	6.16%	29.73%	31.26%	—	22.36%
MSCI EMF Index[2]		-11.64%	4.89%	27.52%	30.15%	15.51%	9.62%
						Since Class A share inception

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A and Class B shares of RS Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. While Class B shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and therefore day to day performance is lower than that of Class A shares.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class B 2.33%, Class C 2.33% and Class K 2.02%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	29

RS Emerging Markets Fund (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 08/07/00 in Class C shares of RS Emerging Markets Fund and the MSCI EMF Index.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 05/15/01 in Class K shares of RS Emerging Markets Fund and the MSCI EMF Index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is as follows: Class A 1.59%, Class B 2.33%, Class C 2.33% and Class K 2.02%. Class A shares performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read the prospectus carefully for more information on sales charges as they do not apply in all cases and if applied are reduced for larger purchases. Certain share classes are subject to lower maximum sales charges whether paid at the time of purchase or deferred. The Class B and Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge (up to 3% for Class B shares, up to 1% for Class C shares). There is no sales charge for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Fund’s most current prospectus. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

30	Call 800.766.3863

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/08	Ending Account Value 06/30/08	Expenses Paid During Period* 01/01/08-06/30/08	Expense Ratio During Period 01/01/08-06/30/08
Based on Actual Return
RS International Growth Fund	Class A	$1,000.00	$925.10	$7.10	1.48%
	Class B	$1,000.00	$920.30	$11.71	2.45%
	Class C	$1,000.00	$922.00	$10.26	2.15%
	Class K	$1,000.00	$923.20	$8.85	1.85%
RS Emerging Markets Fund	Class A	$1,000.00	$875.40	$6.82	1.46%
	Class B	$1,000.00	$871.70	$10.56	2.27%
	Class C	$1,000.00	$872.40	$10.23	2.20%
	Class K	$1,000.00	$873.50	$8.96	1.92%
Based on Hypothetical Return (5% return before expenses)
RS International Growth Fund	Class A	$1,000.00	$1,017.49	$7.44	1.48%
	Class B	$1,000.00	$1,012.67	$12.27	2.45%
	Class C	$1,000.00	$1,014.19	$10.75	2.15%
	Class K	$1,000.00	$1,015.66	$9.27	1.85%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.59	$7.33	1.46%
	Class B	$1,000.00	$1,013.58	$11.36	2.27%
	Class C	$1,000.00	$1,013.94	$11.00	2.20%
	Class K	$1,000.00	$1,015.30	$9.63	1.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

www.RSinvestments.com	31

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32	Call 800.766.3863

Financial Information

Six-Month Period Ended June 30, 2008

Schedule of Investments – RS International Growth Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 95.2%
Australia – 5.0%
Beverages – 0.4%
Fosters Group Ltd.	63,800	$310,090
Commercial Banks – 0.6%
Australia & NZ Banking Group Ltd.	24,304	436,158
Commercial Services & Supplies – 0.3%
Brambles Ltd.	30,600	256,092
Construction Materials – 0.1%
James Hardie Industries N.V.	24,000	97,552
Food & Staples Retailing – 0.4%
Woolworths Ltd.	11,806	276,721
Insurance – 0.3%
AMP Ltd.	29,000	185,988
Metals & Mining – 2.2%
BHP Billiton Ltd.	30,414	1,274,133
Rio Tinto Ltd.	2,496	324,223
		1,598,356
Oil, Gas & Consumable Fuels – 0.7%
Woodside Petroleum Ltd.	8,400	543,554

		3,704,511
Belgium – 1.7%
Diversified Financial Services – 1.7%
Groupe Bruxelles Lambert S.A.	10,603	1,262,226

		1,262,226
Denmark – 2.4%
Chemicals – 1.5%
Novozymes AS, Class B	11,980	1,082,515
Marine – 0.9%
A.P. Moeller-Maersk AS, Class B	57	697,969

		1,780,484
Finland – 3.0%
Construction & Engineering – 3.0%
Kone Oyj, Class B	61,800	2,173,706

		2,173,706
France – 11.7%
Communications Equipment – 0.8%
Neopost S.A.	5,569	589,305
Diversified Financial Services – 1.5%
Eurazeo	10,491	1,119,561
Electrical Equipment – 1.2%
Alstom	3,818	881,671
Food & Staples Retailing – 1.3%
Carrefour S.A.	16,498	934,071
Health Care Equipment & Supplies – 2.7%
Essilor International S.A.	32,580	1,992,322
Machinery – 0.9%
Vallourec	1,859	652,436
Multi-Utilities – 1.3%
Electricite de France	10,300	978,524
Personal Products – 2.0%
L’Oreal S.A.	13,091	1,424,230

		8,572,120
Germany – 2.7%
Air Freight & Logistics – 0.8%
Deutsche Post AG	23,601	616,833

June 30, 2008 (unaudited)	Shares	Value

Germany (continued)
Health Care Providers & Services – 1.9%
Celesio AG	38,427	$1,390,323

		2,007,156
Hong Kong – 2.4%
Commercial Banks – 0.7%
BOC Hong Kong Holdings Ltd.	184,500	488,624
Distributors – 0.2%
Li & Fung Ltd.	48,400	145,872
Diversified Financial Services – 0.4%
Hong Kong Exchanges & Clearing Ltd.	22,500	328,962
Real Estate Management & Development – 1.1%
Cheung Kong Holdings Ltd.	35,000	471,769
Hang Lung Properties Ltd.	98,000	314,213
		785,982

		1,749,440
India – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Reliance Industries Ltd., GDR, 144A(1)(2)	3,850	378,840

		378,840
Italy – 1.3%
Commercial Banks – 1.3%
UniCredito Italiano SpA	152,590	933,954

		933,954
Japan – 17.1%
Automobiles – 1.1%
Nissan Motor Co. Ltd.	94,100	777,188
Beverages – 1.1%
Asahi Breweries Ltd.	41,300	770,887
Electrical Equipment – 0.9%
Mitsubishi Electric Corp.	60,000	646,984
Electronic Equipment & Instruments – 1.6%
Hirose Electric Co. Ltd.	5,500	552,149
Kyocera Corp.	6,600	621,557
		1,173,706
Food & Staples Retailing – 0.8%
AEON Co. Ltd.	50,300	621,023
Insurance – 2.0%
Millea Holdings, Inc.	18,600	725,187
Mitsui Sumitomo Insurance Group Holdings, Inc.(3)	21,000	723,831
		1,449,018
Internet Software & Services – 0.5%
Rakuten, Inc.	783	395,242
Machinery – 1.4%
Komatsu Ltd.	22,900	638,358
SMC Corp.	3,500	383,340
		1,021,698
Marine – 0.6%
Mitsui O.S.K. Lines Ltd.	31,000	441,710
Office Electronics – 2.0%
Canon, Inc.	28,900	1,486,029
Oil, Gas & Consumable Fuels – 0.4%
INPEX Holdings, Inc.	16	201,913
Japan Petroleum Exploration Co. Ltd.	1,600	114,216
		316,129
Paper & Forest Products – 0.5%
Nippon Paper Group, Inc.	140	382,352

The accompanying notes are an integral part of these financial statements.

34	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Japan (continued)
Real Estate Management & Development – 0.3%
Sumitomo Realty & Development Co. Ltd.	12,000	$238,452
Specialty Retail – 0.6%
Yamada Denki Co. Ltd.	6,020	428,603
Tobacco – 0.8%
Japan Tobacco, Inc.	131	558,864
Trading Companies & Distributors – 2.5%
Hitachi High-Technologies Corp.	16,400	379,941
Mitsui & Co. Ltd.	67,000	1,479,634
		1,859,575

		12,567,460
Netherlands – 1.2%
Metals & Mining – 1.2%
ArcelorMittal	9,150	904,711

		904,711
Norway – 4.7%
Energy Equipment & Services – 1.5%
Aker Kvaerner ASA	47,042	1,110,657
Food Products – 0.8%
Marine Harvest(3)	787,109	577,984
Oil, Gas & Consumable Fuels – 2.4%
Seadrill Ltd.	58,092	1,776,453

		3,465,094
People’s Republic of China – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
China Shenhua Energy Co. Ltd., H shares	101,000	396,371

		396,371
Russia – 1.7%
Metals & Mining – 0.5%
MMC Norilsk Nickel, ADR(4)	15,250	385,825
Oil, Gas & Consumable Fuels – 0.7%
OAO Gazprom, ADR(3)(4)	8,400	487,200
Wireless Telecommunication Services – 0.5%
Mobile TeleSystems, ADR(4)	5,300	406,033

		1,279,058
Singapore – 0.9%
Commercial Banks – 0.4%
DBS Group Holdings Ltd.	19,000	263,379
Industrial Conglomerates – 0.5%
Keppel Corp. Ltd.	48,000	393,017

		656,396
Sweden – 6.3%
Commercial Banks – 1.3%
Svenska Handelsbanken AB, Class A	39,376	938,232
Diversified Financial Services – 0.6%
Investor AB, Class B	21,924	463,238
Health Care Equipment & Supplies – 1.7%
Getinge AB, Class B	51,430	1,259,608
Machinery – 2.7%
Atlas Copco AB, Class B	148,900	1,984,114

		4,645,192
Switzerland – 11.5%
Building Products – 1.2%
Geberit AG	6,100	898,683
Commercial Banks – 1.1%
UBS AG(3)	39,776	834,807

June 30, 2008 (unaudited)	Shares	Value

Switzerland (continued)
Computers & Peripherals – 0.7%
Logitech International S.A.(3)	19,727	$531,048
Consumer Finance – 1.1%
Partners Group	6,061	835,980
Diversified Telecommunication Services – 1.5%
Swisscom AG	3,308	1,103,422
Food Products – 1.9%
Nestle S.A.	31,500	1,423,367
Health Care Equipment & Supplies – 0.9%
Straumann Holding AG	2,600	623,053
Machinery – 1.4%
Schindler Holding AG	13,280	989,939
Pharmaceuticals – 0.7%
Basilea Pharmaceutica(3)	2,880	469,122
Textiles, Apparel & Luxury Goods – 1.0%
Compagnie Financiere Richemont AG, Class A	13,600	757,516

		8,466,937
Taiwan – 1.1%
Electronic Equipment & Instruments – 0.5%
Hon Hai Precision Industry Co. Ltd., GDR(2)	40,500	403,785
Semiconductors & Semiconductor Equipment – 0.6%
Taiwan Semiconductor Mfg. Co. Ltd., ADR(3)(4)	38,837	423,712

		827,497
United Kingdom – 19.4%
Commercial Banks – 1.9%
Royal Bank of Scotland	135,611	580,751
Standard Chartered PLC	29,000	826,020
		1,406,771
Commercial Services & Supplies – 1.3%
Capita Group PLC	42,580	583,089
Hays PLC	212,000	382,156
		965,245
Construction & Engineering – 1.6%
Amec PLC	34,984	620,177
The Weir Group PLC	27,600	515,666
		1,135,843
Containers & Packaging – 0.6%
Rexam PLC	60,000	463,105
Health Care Equipment & Supplies – 0.5%
Smith & Nephew PLC	34,000	375,185
Media – 0.8%
Reed Elsevier PLC	51,940	595,910
Metals & Mining – 3.0%
Johnson Matthey PLC	13,262	487,638
Lonmin PLC	7,855	499,263
Xstrata PLC	15,000	1,202,280
		2,189,181
Oil, Gas & Consumable Fuels – 5.8%
BG Group PLC	59,000	1,535,975
Cairn Energy PLC(3)	14,069	906,555
John Wood Group PLC	126,097	1,242,017
Royal Dutch Shell PLC, Class A	13,500	554,740
		4,239,287
Pharmaceuticals – 1.3%
GlaxoSmithKline PLC	43,902	973,276

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	35

Schedule of Investments – RS International Growth Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

United Kingdom (continued)
Tobacco – 0.7%
Imperial Tobacco Group PLC	14,000	$521,745
Wireless Telecommunication Services – 1.9%
Vodafone Group PLC	477,600	1,418,874

		14,284,422

Total Common Stocks (Cost $56,071,129)		70,055,575

	Shares	Value
Preferred Stocks – 1.7%
Brazil – 1.7%
Commercial Banks – 0.5%
Banco Itau Holdings Financeira S.A., ADR(4)	20,000	406,200
Oil, Gas & Consumable Fuels – 1.2%
Petroleo Brasileiro S.A., ADR(4)	15,200	880,840

		1,287,040

Total Preferred Stocks (Cost $308,683)		1,287,040

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(5)	14	571
RS Emerging Growth Fund, Class Y(5)	19	667
RS Emerging Markets Fund, Class A(5)	19	455
RS Equity Dividend Fund, Class Y(5)	9	73
RS Global Natural Resources Fund, Class Y(5)	10	427
RS Growth Fund, Class Y(5)	29	355
RS Investment Quality Bond Fund, Class A(5)	8	75
RS Investors Fund, Class Y(5)	26	246
RS MidCap Opportunities Fund, Class Y(5)	13	161
RS Partners Fund, Class Y(5)	13	386
RS S&P 500 Index Fund, Class A(5)	8	71
RS Smaller Company Growth Fund, Class Y(5)	8	131
RS Technology Fund, Class Y(5)	14	203
RS Value Fund, Class Y(5)	26	674

Total Other Investments (Cost $4,758)		4,495

Total Investments – 96.9% (Cost $56,384,570)		71,347,110

Other Assets, Net – 3.1%		2,255,162

Total Net Assets – 100.0%		$73,602,272

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2008, the aggregate market value of these securities amounted to $378,840, representing 0.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	GDR — Global Depositary Receipt.
(3)	Non-income producing security.
(4)	ADR — American Depositary Receipt.
(5)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

At June 30, 2008, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
GBP	$9,334,378	$9,170,655	7/10/2008	$(163,723)

Legend:

GBP — Pound Sterling

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$71,347,110	$(163,723)
Level 2 – Significant Other Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$71,347,110	$(163,723)

*Other	financial instruments include futures, forwards and/or swap contracts.

The accompanying notes are an integral part of these financial statements.

36	Call 800.766.3863

Schedule of Investments – RS Emerging Markets Fund

June 30, 2008 (unaudited)	Shares	Value

Common Stocks – 85.7%
Argentina – 1.9%
Metals & Mining – 1.9%
Ternium S.A., ADR(1)	274,600	$11,533,200

		11,533,200
Bolivia – 0.2%
Metals & Mining – 0.2%
Apex Silver Mines Ltd.(2)	241,726	1,186,875

		1,186,875
Brazil – 4.6%
Metals & Mining – 2.8%
Companhia Vale do Rio Doce, ADR(1)	383,400	13,733,388
MMX Mineracao e Metalicos SA(2)	100,000	3,087,767
		16,821,155
Multiline Retail – 1.8%
B2W Companhia Global do Varejo	132,200	4,839,884
Lojas Renner S.A.	288,200	5,731,281
		10,571,165

		27,392,320
Egypt – 0.7%
Capital Markets – 0.7%
Egyptian Financial Group-Hermes Holding	481,148	4,326,567

		4,326,567
Hong Kong – 0.9%
Electronic Equipment & Instruments – 0.9%
Kingboard Chemical Holdings Ltd.	1,086,500	5,016,384

		5,016,384
India – 4.3%
Commercial Banks – 0.6%
ICICI Bank Ltd.(2)	259,000	3,822,545
Construction Materials – 0.7%
ACC Ltd.	325,000	3,927,949
Diversified Financial Services – 0.2%
Reliance Capital Ltd.	67,600	1,412,805
Oil, Gas & Consumable Fuels – 1.9%
Reliance Industries Ltd.	230,000	11,135,154
Real Estate Management & Development – 0.2%
Housing Development & Infrastructure Ltd.	164,000	1,456,274
Wireless Telecommunication Services – 0.7%
Idea Cellular Ltd.(2)	1,910,000	4,119,651

		25,874,378
Indonesia – 4.0%
Commercial Banks – 1.8%
PT Bank Mandiri	21,062,000	5,939,393
PT Bank Rakyat Indonesia	8,527,000	4,716,670
		10,656,063
Diversified Telecommunication Services – 1.5%
PT Indosat Tbk	7,488,500	5,482,362
PT Telekomunikasi Indonesia	4,769,000	3,775,889
		9,258,251
Industrial Conglomerates – 0.7%
PT Bakrie and Brothers Tbk(2)	69,654,250	4,003,986

		23,918,300
Malaysia – 1.7%
Commercial Banks – 0.7%
Public Bank Berhad	1,375,000	4,460,597

June 30, 2008 (unaudited)	Shares	Value

Malaysia (continued)
Industrial Conglomerates – 1.0%
Sime Darby Berhad	2,072,068	$5,865,839

		10,326,436
Mexico – 4.1%
Commercial Banks – 1.0%
Grupo Financiero Banorte S.A.B. de C.V.	1,296,600	6,097,594
Food & Staples Retailing – 1.1%
Wal-Mart de Mexico SAB de C.V.	1,596,522	6,328,439
Wireless Telecommunication Services – 2.0%
America Movil SAB de C.V., ADR, Series L(1)	188,300	9,932,825
America Movil SAB de C.V., Series L	828,950	2,190,310
		12,123,135

		24,549,168
People’s Republic of China – 13.9%
Construction Materials – 0.7%
China National Building Material Co. Ltd., H shares	2,150,000	4,136,073
Insurance – 0.8%
China Insurance International Holdings Co. Ltd.	1,987,000	4,739,902
Internet Software & Services – 0.5%
SINA Corp.(2)	70,700	3,008,285
Leisure Equipment & Products – 0.9%
Li Ning Co. Ltd.	2,367,000	5,464,234
Oil, Gas & Consumable Fuels – 5.8%
China Shenhua Energy Co. Ltd., H shares	1,663,000	6,526,378
CNOOC Ltd.	13,509,000	23,250,605
PetroChina Co. Ltd., H shares	3,686,000	4,774,581
		34,551,564
Real Estate – 0.2%
C C Land Holdings Ltd.	2,328,000	1,448,049
Real Estate Management & Development – 1.1%
Country Garden Holdings Co.	5,560,000	3,608,144
Shimao Property Holdings Ltd.	2,578,000	2,959,133
		6,567,277
Specialty Retail – 1.0%
GOME Electrical Appliances Holdings Ltd.	13,080,000	6,206,804
Transportation Infrastructure – 0.4%
Jiangsu Expressway Co. Ltd.	2,896,000	2,373,329
Wireless Telecommunication Services – 2.5%
China Mobile Ltd.	523,500	7,036,173
China Unicom Ltd.	4,086,000	7,587,967
		14,624,140

		83,119,657
Poland – 1.4%
Diversified Financial Services – 1.4%
International Personal Finance	1,531,000	8,393,807

		8,393,807
Russia – 13.4%
Commercial Banks – 0.1%
Sberbank, GDR(2)(3)	1,300	474,650

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	37

Schedule of Investments – RS Emerging Markets Fund (continued)

June 30, 2008 (unaudited)	Shares	Value

Russia (continued)
Food & Staples Retailing – 0.7%
X5 Retail Group N.V., GDR(2)(3)	122,520	$4,128,924
Metals & Mining – 5.6%
Evraz Group SA, GDR(3)	81,100	9,448,150
Norilsk Nickel, ADR(1)	472,100	11,944,130
Norilsk Nickel, ADR(1)	80,000	2,024,000
Severstal, GDR(3)	381,200	9,873,080
		33,289,360
Oil, Gas & Consumable Fuels – 6.2%
Gazprom, ADR(1)(2)	57,900	3,358,200
Gazprom, ADR (Reg S)(1)(2)	355,150	20,598,700
Imperial Energy Corp. PLC(2)	724,308	13,402,798
		37,359,698
Wireless Telecommunication Services – 0.8%
Vimpel-Communications, ADR(1)	158,100	4,692,408

		79,945,040
South Africa – 4.2%
Food & Staples Retailing – 0.4%
Massmart Holdings Ltd.	287,711	2,267,148
Industrial Conglomerates – 0.7%
Barloworld Ltd.	401,400	4,101,150
Media – 1.3%
Naspers Ltd., N shares	354,300	7,737,586
Metals & Mining – 1.8%
Impala Platinum Holdings Ltd.	211,700	8,354,444
International Ferro Metals Ltd.(2)	1,047,276	2,544,940
		10,899,384

		25,005,268
South Korea – 13.4%
Commercial Banks – 1.4%
Daegu Bank	336,200	4,467,454
Hana Financial Group, Inc.	106,200	4,086,372
		8,553,826
Construction & Engineering – 0.7%
Hyundai Development Co.	85,170	4,315,291
Food & Staples Retailing – 1.9%
Shinsegae Co. Ltd.	13,300	7,158,262
ORION Corp.	18,900	4,002,056
		11,160,318
Insurance – 2.6%
Hyundai Marine & Fire Insurance Co. Ltd.	236,100	5,146,102
Samsung Fire & Marine Insurance Co. Ltd.	48,900	10,214,282
		15,360,384
Internet Software & Services – 0.5%
NHN Corp.(2)	16,600	2,896,133
Machinery – 1.1%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	69,200	2,705,683
Samsung Heavy Industries Co. Ltd.	108,900	3,883,151
		6,588,834
Pharmaceuticals – 0.9%
Yuhan Corp.	26,288	5,503,630
Semiconductors & Semiconductor Equipment – 0.9%
Hynix Semiconductor, Inc.(2)	217,800	5,205,296
Textiles, Apparel & Luxury Goods – 1.7%
Cheil Industries, Inc.	226,000	10,478,467

June 30, 2008 (unaudited)	Shares	Value

South Korea (continued)
Trading Companies & Distributors – 1.7%
Samsung C&T Corp.	188,760	$10,213,485

		80,275,664
Taiwan – 9.8%
Chemicals – 0.9%
Taiwan Fertilizer Co. Ltd.	1,502,000	5,641,222
Computers & Peripherals – 0.6%
High Tech Computer Corp.	172,000	3,853,326
Electronic Equipment & Instruments – 2.0%
Hon Hai Precision Industry Co. Ltd.	2,376,396	11,704,649
Insurance – 0.9%
China Life Insurance Co. Ltd.(2)	7,598,000	5,619,711
Marine – 1.6%
Evergreen Marine Corp.	6,206,000	4,927,506
Yang Ming Marine Transport	6,623,426	4,364,265
		9,291,771
Multiline Retail – 1.1%
Far Eastern Department Stores Ltd.	5,992,294	6,376,671
Semiconductors & Semiconductor Equipment – 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.(2)	7,596,423	16,267,502

		58,754,852
Thailand – 0.8%
Commercial Banks – 0.8%
Bank of Ayudhya Public Co. Ltd.(2)	7,274,000	4,786,242

		4,786,242
Turkey – 2.0%
Commercial Banks – 2.0%
Turkiye Garanti Bankasi A.S.(2)	3,144,148	7,245,646
Turkiye Is Bankasi	1,466,400	4,793,332
		12,038,978

		12,038,978
Vietnam – 0.4%
Metals & Mining – 0.4%
Vietnam Resource Investments Holdings Ltd.(4)	232,000	2,117,000

		2,117,000
Other African Countries – 2.2%
Metals & Mining – 2.2%
Gem Diamonds Ltd.(2)	265,900	5,667,070
Katanga Mining Ltd.(2)	286,637	3,662,724
Kenmare Resources PLC(2)	4,687,970	3,921,847
		13,251,641

		13,251,641
Other Emerging Markets Countries – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Dragon Oil PLC(2)	1,185,403	10,802,235

		10,802,235

Total Common Stocks (Cost $484,174,893)		512,614,012

The accompanying notes are an integral part of these financial statements.

38	Call 800.766.3863

June 30, 2008 (unaudited)	Shares	Value

Preferred Stocks – 10.6%
Brazil – 9.8%
Commercial Banks – 3.5%
Banco Bradesco S.A.	445,585	$9,169,639
Itausa-Investimentos Itau S.A.	1,846,885	11,716,562
Itausa-Investimentos Itau S.A. (Receipts)(4)	13,614	86,367
		20,972,568
Food Products – 0.0%
Comp. Lorenz S.A.(4)(5)	4,700,000	—
Oil, Gas & Consumable Fuels – 5.7%
Petroleo Brasileiro S.A., ADR(1)	480,000	33,998,400
Road & Rail – 0.6%
All America Latina Logistica (Units)	306,800	3,948,153

		58,919,121
Colombia – 0.8%
Commercial Banks – 0.8%
BanColombia S.A., ADR(1)	146,200	4,589,218

		4,589,218

Total Preferred Stocks (Cost $34,525,066)		63,508,339

	Warrants	Value
Warrants – 0.0%
Indonesia – 0.0%
PT Bakrie and Brothers Tbk(2)	1,936,441	39,275

		39,275
Vietnam – 0.0%
Vietnam Resource Investments Holdings Ltd.(2)(4)	23,200	—

		—

Total Warrants (Cost $0)		39,275

	Shares	Value
Other Investments – For Trustee Deferred Compensation Plan – 0.0%
RS Core Equity Fund, Class Y(6)	71	2,858
RS Emerging Growth Fund, Class Y(6)	102	3,542
RS Equity Dividend Fund, Class Y(6)	56	469
RS Global Natural Resources Fund, Class Y(6)	54	2,379
RS Growth Fund, Class Y(6)	120	1,480
RS Investment Quality Bond Fund, Class A(6)	50	478
RS Investors Fund, Class Y(6)	88	838
RS MidCap Opportunities Fund, Class Y(6)	47	562
RS Partners Fund, Class Y(6)	73	2,162
RS S&P 500 Index Fund, Class A(6)	52	458
RS Smaller Company Growth Fund, Class Y(6)	50	841
RS Technology Fund, Class Y(6)	65	955
RS Value Fund, Class Y(6)	141	3,614

Total Other Investments (Cost $20,802)		20,636

June 30, 2008 (unaudited)	Principal Amount	Value

Repurchase Agreements – 2.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.20% dated 6/30/2008, maturity value of $13,331,074, due 7/1/2008, collateralized by U.S. Treasury Bond, 4.50%, due 2/15/2036, with a value of $13,601,313	$13,331,000	$13,331,000

Total Repurchase Agreements (Cost $13,331,000)		13,331,000

Total Investments – 98.5% (Cost $532,051,761)		589,513,262

Other Assets, Net – 1.5%		8,831,992

Total Net Assets – 100.0%		$598,345,254

(1)	ADR — American Depositary Receipt.
(2)	Non-income producing security.
(3)	GDR — Global Depositary Receipt.
(4)	Fair valued security. See 1a in Notes to Financial Statements.
(5)	Security deemed illiquid by the investment adviser.
(6)	Investments in designated RS Mutual Funds under a deferred compensation plan adopted for disinterested Trustees. See 2b in Notes to Financial Statements.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$587,309,895
Level 2 – Significant Other Observable Inputs	2,203,367
Level 3 – Significant Unobservable Inputs	—

Total	$589,513,262

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	39

Financial Information

Statement of Assets and Liabilities As of June 30, 2008 (unaudited)

	RS International Growth	RS Emerging Markets
Assets
Investments, at value	$71,347,110	$589,513,262
Cash and cash equivalents	963,815	153
Foreign currency, at value	795,005	4,292,228
Dividends/interest receivable	597,565	1,471,641
Receivable for investments sold	290,563	413,790
Receivable for fund shares subscribed	23,017	5,803,933
Prepaid expenses	24,486	14,711
Total Assets	74,041,561	601,509,718
Liabilities
Payable for investments purchased	59,176	851,495
Payable for fund shares redeemed	11,087	1,279,327
Payable to adviser	50,215	498,895
Payable to distributor	30,392	187,894
Payable for open forward currency contracts	163,723	—
Accrued foreign capital gains tax	—	91,130
Trustees’ deferred compensation	4,495	23,541
Accrued expenses/other liabilities	120,201	232,182
Total Liabilities	439,289	3,164,464
Total Net Assets	$73,602,272	$598,345,254
Net Assets Consist of:
Paid-in capital	72,483,505	519,680,575
Distributions in excess of net investment income	(980,981)	(304,415)
Accumulated net realized gain/(loss) from investments and foreign capital gains tax	(12,707,952)	21,601,572
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	14,807,700	57,367,522
Total Net Assets	$73,602,272	$598,345,254
Investments, at Cost	$56,384,570	$532,051,761
Foreign Currency, at Cost	$795,230	$4,271,723
Pricing of Shares
Net Assets:
Class A	$42,651,670	$478,139,853
Class B	4,355,883	20,021,007
Class C	9,571,246	56,104,650
Class K	17,023,473	44,079,744
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	2,227,422	19,730,207
Class B	256,587	969,397
Class C	558,228	2,699,895
Class K	907,909	1,883,620
Net Asset Value Per Share:
Class A	$19.15	$24.23
Class B	16.98	20.65
Class C	17.15	20.78
Class K	18.75	23.40
Sales Charge Class A (Load)	4.75%	4.75%
Maximum Offering Price Per Class A Share	$20.10	$25.44

The accompanying notes are an integral part of these financial statements.

40	Call 800.766.3863

Statement of Operations For the Six-Month Period Ended June 30, 2008 (unaudited)

	RS International Growth	RS Emerging Markets
Investment Income
Interest	$1,054	$54,283
Dividends	1,571,782	5,234,116
Withholding taxes on foreign dividends	(141,688)	(539,644)
Total Investment Income	1,431,148	4,748,755
Expenses
Investment advisory fees	302,124	2,600,447
Distribution fees	182,230	1,013,791
Custodian fees	43,941	162,661
Transfer agent fees	71,471	214,727
Registration fees	11,136	11,769
Shareholder reports	15,124	85,104
Professional fees	9,614	36,976
Administrative service fees	5,602	31,221
Trustees’ fees and expenses	2,513	15,484
Insurance expense	1,338	4,312
Other expense	1,119	4,646
Total Expenses	646,212	4,181,138
Less: Custody credits	(1)	—
Total Expenses, Net	646,211	4,181,138
Net Investment Income	784,937	567,617
Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	4,264,839	18,270,526
Net realized loss from foreign currency transactions	(91,207)	(128,147)
Realized foreign capital gains tax	—	(83,466)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(158,947)	(4,349)
Net change in unrealized depreciation on investments	(11,627,866)	(92,174,840)
Net change in accrued foreign capital gains tax	—	(56,084)
Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(7,613,181)	(74,176,360)
Net Decrease in Net Assets Resulting from Operations	$(6,828,244)	$(73,608,743)

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	41

Financial Information (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	RS International Growth		RS Emerging Markets

	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07	For the Six Months Ended 06/30/08	For the Year Ended 12/31/07
Operations
Net investment income	$784,937	$326,661	$567,617	$1,917,637
Net realized gain from investments, foreign currency transactions and foreign capital gains tax	4,173,632	11,046,929	18,058,913	52,945,473
Net change in unrealized appreciation/(depreciation) on investments, translation of assets and liabilities in foreign currencies and foreign capital gains tax	(11,786,813)	(910,902)	(92,235,273)	64,312,773
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,828,244)	10,462,688	(73,608,743)	119,175,883
Distributions to Shareholders
Net investment income
Class A	—	(1,158,619)	—	(3,852,145)
Class B	—	(102,982)	—	(145,757)
Class C	—	(209,885)	—	(345,995)
Class K	—	(361,135)	—	(353,350)
Net realized gain on investments
Class A	—	—	—	(38,364,749)
Class B	—	—	—	(3,016,922)
Class C	—	—	—	(6,110,904)
Class K	—	—	—	(5,460,070)
Total Distributions	—	(1,832,621)	—	(57,649,892)
Capital Share Transactions
Proceeds from sales of shares	5,436,016	9,373,965	308,797,492	198,666,133
Reinvestment of distributions	—	1,799,041	—	55,014,013
Cost of shares redeemed	(6,922,217)	(15,417,356)	(116,369,580)	(87,768,136)
Redemption fees	—	386	—	6,936
Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,486,201)	(4,243,964)	192,427,912	165,918,946
Net Increase/(Decrease) in Net Assets	(8,314,445)	4,386,103	118,819,169	227,444,937
Net Assets
Beginning of period	81,916,717	77,530,614	479,526,085	252,081,148
End of period	$73,602,272	$81,916,717	$598,345,254	$479,526,085
Distributions in Excess of Net Investment Income Included in Net Assets	$(980,981)	$(1,765,918)	$(304,415)	$(872,032)
Other Information:

Shares
Sold	249,339	472,028	12,115,915	7,334,850
Reinvested	—	92,253	—	2,141,953
Redeemed	(360,025)	(778,478)	(4,653,656)	(3,436,929)
Net Increase/(Decrease)	(110,686)	(214,197)	7,462,259	6,039,874

The accompanying notes are an integral part of these financial statements.

42	Call 800.766.3863

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Financial Information (continued)

The financial highlights table is intended to help you understand each Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS International Growth Fund (Class A)
Six Months Ended 06/30/08[1]	$20.70	$0.23	$(1.78)	$(1.55)	$—	$—	$—
Year Ended 12/31/07	18.59	0.18	2.44	2.62	(0.51)	—	(0.51)
Year Ended 12/31/06	15.28	0.06	3.35	3.41	(0.10)	—	(0.10)
Year Ended 12/31/05	13.26	0.07	2.00	2.07	(0.05)	—	(0.05)
Year Ended 12/31/04	11.43	0.03	1.83	1.86	(0.03)	—	(0.03)
Year Ended 12/31/03	8.90	0.18	2.33	2.51	(0.01)	—	(0.01)
RS International Growth Fund (Class B)
Six Months Ended 06/30/08[1]	$18.45	$(0.24)	$(1.23)	$(1.47)	$—	$—	$—
Year Ended 12/31/07	16.61	(0.32)	2.52	2.20	(0.36)	—	(0.36)
Year Ended 12/31/06	13.74	(0.50)	3.37	2.87	—	—	—
Year Ended 12/31/05	12.02	(0.46)	2.18	1.72	—	—	—
Year Ended 12/31/04	10.45	(0.29)	1.86	1.57	—	—	—
Year Ended 12/31/03	8.22	(0.16)	2.36	2.20	—	—	—
RS International Growth Fund (Class C)
Six Months Ended 06/30/08[1]	$18.60	$0.15	$(1.60)	$(1.45)	$—	$—	$—
Year Ended 12/31/07	16.76	—	2.23	2.23	(0.39)	—	(0.39)
Year Ended 12/31/06	13.82	(0.09)	3.03	2.94	—	—	—
Year Ended 12/31/05	12.06	(0.06)	1.82	1.76	—	—	—
Year Ended 12/31/04	10.47	(0.08)	1.67	1.59	—	—	—
Year Ended 12/31/03	8.24	(0.08)	2.28	2.20	—	—	—
RS International Growth Fund (Class K)
Six Months Ended 06/30/08[1]	$20.31	$0.20	$(1.76)	$(1.56)	$—	$—	$—
Year Ended 12/31/07	18.25	0.05	2.44	2.49	(0.43)	—	(0.43)
Year Ended 12/31/06	15.03	0.02	3.29	3.31	(0.09)	—	(0.09)
Year Ended 12/31/05	13.06	0.03	1.98	2.01	(0.04)	—	(0.04)
Year Ended 12/31/04	11.24	0.00 [5]	1.82	1.82	—	—	—
Year Ended 12/31/03	8.76	0.00 [5]	2.45	2.45	—	—	—

See notes to Financial Highlights on page 47.

The accompanying notes are an integral part of these financial statements.

44	Call 800.766.3863

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$19.15	(7.49)%	$42,652	1.48%	1.48%	2.30%	2.30%	16%
—		20.70	14.17%	48,629	1.52%[4]	1.52%	0.65%	0.65%	25%
0.00	[5]	18.59	22.44%	48,304	1.73%	1.73%	0.37%	0.37%	25%
0.00	[5]	15.28	15.63%	39,786	1.86%	1.86%	0.48%	0.48%	28%
0.00	[5]	13.26	16.34%	35,106	1.94%	1.94%	0.13%	0.13%	24%
0.03		11.43	28.57%	32,126	1.93%	1.93%	0.50%	0.50%	44%

$—		$16.98	(7.97)%	$4,356	2.45%	2.45%	1.32%	1.32%	16%
—		18.45	13.35%	5,338	2.30%	2.30%	(0.13)%	(0.13)%	25%
0.00	[5]	16.61	20.89%	5,478	2.97%	2.97%	(0.86)%	(0.86)%	25%
0.00	[5]	13.74	14.31%	5,518	3.05%	3.05%	(0.64)%	(0.64)%	28%
0.00	[5]	12.02	15.02%	6,307	3.08%	3.08%	(0.98)%	(0.98)%	24%
0.03		10.45	27.13%	6,535	3.19%	3.19%	(1.00)%	(1.00)%	44%

$—		$17.15	(7.80)%	$9,571	2.15%	2.15%	1.65%	1.65%	16%
—		18.60	13.37%	10,317	2.24%	2.24%	(0.10)%	(0.10)%	25%
0.00	[5]	16.76	21.27%	9,189	2.65%	2.65%	(0.56)%	(0.56)%	25%
0.00	[5]	13.82	14.59%	7,660	2.81%	2.81%	(0.48)%	(0.48)%	28%
0.00	[5]	12.06	15.19%	6,687	2.95%	2.95%	(0.89)%	(0.89)%	24%
0.03		10.47	27.06%	5,546	3.10%	3.10%	(0.93)%	(0.93)%	44%

$—		$18.75	(7.68)%	$17,023	1.85%	1.85%	1.96%	1.96%	16%
—		20.31	13.71%	17,633	1.96%	1.96%	0.17%	0.17%	25%
0.00	[5]	18.25	22.13%	14,560	1.96%	1.97%	0.09%	0.08%	25%
0.00	[5]	15.03	15.42%	10,804	2.06%	2.06%	0.25%	0.25%	28%
0.00	[5]	13.06	16.19%	8,792	2.04%	2.04%	0.00%[6]	0.00%[6]	24%
0.03		11.24	28.31%	6,979	2.13%	2.13%	0.04%	0.04%	44%

See notes to Financial Highlights on page 47.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	45

Financial Information (continued)

Financial Highlights (continued) Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund (Class A)
Six Months Ended 06/30/08[1]	$27.68	$0.05	$(3.50)	$(3.45)	$—	$—	$—
Year Ended 12/31/07	22.01	0.15	9.31	9.46	(0.35)	(3.44)	(3.79)
Year Ended 12/31/06	19.28	0.04	6.59	6.63	(0.03)	(3.87)	(3.90)
Year Ended 12/31/05	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Year Ended 12/31/04	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)
Year Ended 12/31/03	8.07	0.05	4.27	4.32	—	—	—
RS Emerging Markets Fund (Class B)
Six Months Ended 06/30/08[1]	$23.69	$(0.07)	$(2.97)	$(3.04)	$—	$—	$—
Year Ended 12/31/07	19.24	0.09	7.97	8.06	(0.17)	(3.44)	(3.61)
Year Ended 12/31/06	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)
Year Ended 12/31/05	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Year Ended 12/31/04	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)
Year Ended 12/31/03	7.55	(0.04)	3.93	3.89	—	—	—
RS Emerging Markets Fund (Class C)
Six Months Ended 06/30/08[1]	$23.82	$—	$(3.04)	$(3.04)	$—	$—	$—
Year Ended 12/31/07	19.36	0.10	7.99	8.09	(0.19)	(3.44)	(3.63)
Year Ended 12/31/06	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)
Year Ended 12/31/05	13.43	0.00 [5]	5.06	5.06	—	(1.05)	(1.05)
Year Ended 12/31/04	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)
Year Ended 12/31/03	7.56	(0.04)	3.95	3.91	—	—	—
RS Emerging Markets Fund (Class K)
Six Months Ended 06/30/08[1]	$26.79	$(0.02)	$(3.37)	$(3.39)	$—	$—	$—
Year Ended 12/31/07	21.40	0.12	8.93	9.05	(0.22)	(3.44)	(3.66)
Year Ended 12/31/06	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)
Year Ended 12/31/05	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Year Ended 12/31/04	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)
Year Ended 12/31/03	7.97	0.03	4.19	4.22	—	—	—

See notes to Financial Highlights on page 47.

The accompanying notes are an integral part of these financial statements.

46	Call 800.766.3863

Redemption Fees		Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$24.23	(12.46)%	$478,140	1.46%	1.46%	0.37%	0.37%	33%
—		27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%
0.00	[5]	22.01	35.79%	174,478	1.75%	1.78%	0.26%	0.23%	56%
0.00	[5]	19.28	39.83%	121,194	1.78%	1.78%	0.78%	0.78%	38%
0.00	[5]	14.67	23.53%	61,975	1.88%	1.88%	0.42%	0.42%	71%
—		12.39	53.53%	43,561	2.10%	2.10%	0.57%	0.57%	74%

$—		$20.65	(12.83)%	$20,021	2.27%	2.27%	(0.50)%	(0.50)%	33%
—		23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%
0.00	[5]	19.24	34.52%	17,290	2.62%	2.63%	(0.61)%	(0.62)%	56%
0.00	[5]	17.37	38.56%	13,495	2.74%	2.74%	(0.05)%	(0.05)%	38%
0.00	[5]	13.39	22.28%	12,138	2.90%	2.90%	(0.58)%	(0.58)%	71%
—		11.44	51.52%	9,389	3.20%	3.20%	(0.54)%	(0.54)%	74%

$—		$20.78	(12.76)%	$56,105	2.20%	2.20%	(0.39)%	(0.39)%	33%
—		23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%
0.00	[5]	19.36	34.68%	27,960	2.55%	2.57%	(0.56)%	(0.58)%	56%
0.00	[5]	17.44	38.68%	17,895	2.68%	2.68%	(0.06)%	(0.06)%	38%
0.00	[5]	13.43	22.30%	12,291	2.85%	2.85%	(0.55)%	(0.55)%	71%
—		11.47	51.72%	9,540	3.17%	3.17%	(0.51)%	(0.51)%	74%

$—		$23.40	(12.65)%	$44,080	1.92%	1.92%	(0.14)%	(0.14)%	33%
—		26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%
0.00	[5]	21.40	35.39%	32,354	2.06%	2.08%	(0.06)%	(0.08)%	56%
0.00	[5]	18.88	39.44%	22,522	2.12%	2.12%	0.49%	0.49%	38%
0.00	[5]	14.39	23.16%	15,202	2.19%	2.19%	0.12%	0.12%	71%
—		12.19	52.95%	11,803	2.38%	2.38%	0.29%	0.29%	74%

Distributions reflect actual per-share amounts distributed for the period.

1	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

2	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

3	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

4	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

5	Rounds to $0.00 per share.

6	Rounds to 0.00%.

The accompanying notes are an integral part of these financial statements.

www.RSinvestments.com	47

Notes to Financial Statements (unaudited)

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to two series offered by the Trust: RS International Growth Fund and RS Emerging Markets Fund (each a “Fund”, collectively the “Funds”). Both of the Funds are registered as diversified funds.

The Funds offer Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, and differ only as to class-specific expenses and voting rights with respect to matters affecting fewer than all classes.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange

(“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

48	Call 800.766.3863

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies, and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

The Funds adopted the provisions of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”) on January 1, 2007. FIN 48 permits the recognition of tax benefits of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Trust has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. The Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the prior three fiscal years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other

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Notes to Financial Statements (unaudited) (continued)

assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

g. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. The Funds could have employed the uninvested assets to produce income in the Funds if the Funds had not entered into such an arrangement. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders Distributions of net realized capital gains, if any, are declared and paid at least annually. Each Fund intends to distribute substantially all net investment income, if any, at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

k. Temporary Borrowings The Funds, with other funds managed by the same adviser, share in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. Each Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Fund	Amount Outstanding at 06/30/08	Average Borrowing*	Average Interest Rate*
RS International Growth Fund	$—	$66,374	3.20%
RS Emerging Markets Fund	—	—	—
*	For the six months ended June 30, 2008.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian Insurance &

50	Call 800.766.3863

Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% and 0.95% of the average daily net assets of RS International Growth Fund and RS Emerging Markets Fund, respectively. Payment of the sub-advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of RS International Growth Fund’s average daily net assets and 0.50% of RS Emerging Markets Fund’s average daily net assets is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Funds’ total annual fund operating expenses to the following rates:

	Expense Limitation
Fund	Class A	Class B	Class C	Class K
RS International Growth Fund	1.73%	2.97%	2.65%	1.96%
RS Emerging Markets Fund	1.75%	2.62%	2.55%	2.06%

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments (“disinterested Trustees”) receive compensation and reimbursement of expenses.

Under a Deferred Compensation Plan (the “Plan”), a disinterested Trustee may elect to defer receipt of all, or a portion, of his/her annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more RS Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated RS Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the RS Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. Trustees’ fees in the accompanying financial statements include the current fees, either paid in cash or deferred, and the net increase or decrease in the value of the deferred amounts.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the six months ended June 30, 2008, GIS received distribution fees as follows:

Fund	Annual Rate	Distribution Fees
RS International Growth Fund
Class A	0.25%	$55,258
Class B	1.00%	23,496
Class C	1.00%	48,410
Class K	0.65%	55,066
RS Emerging Markets Fund
Class A	0.25%	502,250
Class B	1.00%	106,713
Class C	1.00%	256,431
Class K	0.65%	148,397

RS Investments may perform certain services and incur certain expenses in respect of the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS may pay out of amounts it receives from the Funds pursuant to the distribution plan amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution

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Notes to Financial Statements (unaudited) (continued)

plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the six months ended June 30, 2008, PAS received $1,231,968 directly or indirectly from GIS as continuing compensation for its services on behalf of all series in the Trust.

For the six months ended June 30, 2008, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$3,741
RS Emerging Markets Fund	77,811

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain Class B and Class C share redemptions. For the six months ended June 30, 2008, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$1,339
RS Emerging Markets Fund	7,932

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Ordinary Income Total	Long-Term Capital Gain Total
RS International Growth Fund	$1,832,621	$—
RS Emerging Markets Fund	15,109,112	42,540,780

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2007, which is the most recently completed tax year, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS International Growth Fund	$—	$—
RS Emerging Markets Fund	—	4,215,559

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

See the chart for capital loss carryovers available to the Funds at December 31, 2007.

	Expiring
Fund	2010	2011	Total
RS International Growth Fund	$8,285,562	$8,510,520	$16,796,082
RS Emerging Markets Fund	—	—	—

During the year ended December 31, 2007, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$10,985,764
RS Emerging Markets Fund	—

Under current income tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2007, which is the most recently completed tax year, the Funds elected to defer net capital and currency losses as follows:

Fund	Amount
RS International Growth Fund	$308,657
RS Emerging Markets Fund	313,362

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b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at June 30, 2008, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below.

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$57,877,409	$13,469,701	$18,275,342	$(4,805,641)
RS Emerging Markets Fund	534,074,256	55,439,006	91,094,656	(35,655,650)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

(See Note 4a)

			RS International Growth Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	173,125	$3,738,945		341,263	$6,840,395
Shares reinvested	—	—		56,647	1,130,670
Shares redeemed	(294,505)	(5,727,129)		(648,091)	(12,969,051)
Redemption fees	—	—		—	238

Net decrease	(121,380)	$(1,988,184)		(250,181)	$(4,997,748)
Class B
Shares sold	3,260	$94,768		11,248	$201,356
Shares reinvested	—	—		5,580	99,276
Shares redeemed	(36,042)	(631,455)		(57,283)	(1,018,295)
Redemption fees	—	—		—	27

Net decrease	(32,782)	$(536,687)		(40,455)	$(717,636)
Class C
Shares sold	4,299	$156,924		13,542	$252,052
Shares reinvested	—	—		11,592	207,969
Shares redeemed	(697)	(11,888)		(18,885)	(333,850)
Redemption fees	—	—		—	46

Net increase	3,602	$145,036		6,249	$126,217
Class K
Shares sold	68,655	$1,445,379		105,975	$2,080,162
Shares reinvested	—	—		18,434	361,126
Shares redeemed	(28,781)	(551,745)		(54,219)	(1,096,160)
Redemption fees	—	—		—	75

Net increase	39,874	$893,634		70,190	$1,345,203

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Notes to Financial Statements (unaudited) (continued)

Transactions in Capital Shares (continued)

			RS Emerging Markets Fund
	For the Six Months Ended 06/30/08			For the Year Ended 12/31/07
Class A	Shares	Amount		Shares	Amount
Shares sold	11,099,261	$285,784,504		6,652,567	$181,918,617
Shares reinvested	—	—		1,504,490	39,853,937
Shares redeemed	(4,256,011)	(107,564,451)		(3,196,473)	(82,173,387)
Redemption fees	—	—		—	4,785

Net increase	6,843,250	$178,220,053		4,960,584	$139,603,952
Class B
Shares sold	93,900	$2,079,428		64,496	$1,464,496
Shares reinvested	—	—		136,835	3,102,041
Shares redeemed	(141,735)	(3,068,776)		(82,535)	(1,821,993)
Redemption fees	—	—		—	467

Net increase/(decrease)	(47,835)	$(989,348)		118,796	$2,745,011
Class C
Shares sold	795,348	$17,777,859		474,982	$11,694,662
Shares reinvested	—	—		273,968	6,246,469
Shares redeemed	(195,661)	(4,234,889)		(92,919)	(2,179,289)
Redemption fees	—	—		—	791

Net increase	599,687	$13,542,970		656,031	$15,762,633
Class K
Shares sold	127,406	$3,155,701		142,805	$3,588,358
Shares reinvested	—	—		226,660	5,811,566
Shares redeemed	(60,249)	(1,501,464)		(65,002)	(1,593,467)
Redemption fees	—	—		—	893

Net increase	67,157	$1,654,237		304,463	$7,807,350

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended June 30, 2008, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$11,877,326	$14,818,438
RS Emerging Markets Fund	354,627,383	169,173,283

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable

U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 6 New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging

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activities. The Trust is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Note 7 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 8 Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which has been distributed to certain current and former shareholders of certain RS Funds in a manner determined by an independent consultant. Details are available on RS Investments’ Settlement Web site at www.rssettlement.com. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain RS Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS Funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits were commenced. These lawsuits were consolidated into one proceeding in the U.S.

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Notes to Financial Statements (unaudited) (continued)

District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in certain RS Funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint originally named RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracked the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleged a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleged that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The discovery phase has been completed with respect to the litigation and the defendants have made a motion for summary judgment.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS Funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the Funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

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Supplemental Information (unaudited)

Approval of Funds’ Investment Advisory Agreements*

The Board of Trustees of RS Investment Trust (the “Trust”), including all the Trustees who are not interested persons of the Trust or RS Investments (the “disinterested Trustees”), met in person on August 13 - 14, 2007, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing September 1, 2007 for certain funds of the Trust, including RS Core Equity Fund and RS Small Cap Core Equity Fund (the “RS-Managed Funds”); and RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS Emerging Markets Fund, RS International Growth Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund (the “Sub-Advised Funds” and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), serves as Sub-Adviser to RS Money Market Fund, RS High Yield Bond Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS Tax-Exempt Fund, RS S&P 500 Index Fund, and RS Asset Allocation Fund; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth Fund and RS Emerging Markets Fund (the sub-advisory and sub-sub-advisory agreements relating to these Funds are also considered “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the

Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2007 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees were mindful generally of the recent changes in the structure and organization of RS Investments, noting specifically the acquisition by GIS, a subsidiary of Guardian Life, of a majority ownership of the firm, and the continuing integration of the investment management capabilities of RS Investments and of GIS. They considered RS Investments’ representations that the integration of the two firms had been implemented successfully to date and had resulted in a stronger, deeper, and more diverse portfolio management organization. The Trustees had also discussed the

*	The Advisory Agreements for the series of the Trust not discussed at meeting were not subject to review by the Trustees at the meeting.

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Supplemental Information (unaudited) (continued)

integration with management and observed its effects over the course of the preceding year.

The Trustees considered the fees charged by RS Investments to the Funds under the Advisory Agreements and the fees paid to the various Sub-Advisers. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals, including highly remunerative positions at hedge fund managers. They also noted that, as to the Sub-Advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Sub-Advisers.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to the peer funds. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, with more than half the Funds at or below the median for their respective peer groups; he noted that the advisory fee for RS Money Market Fund was among the highest, though not the highest, in its peer group, though he noted that the advisory fees for RS Money Market Fund’s peer group fell within a relatively narrow band. Because of the relatively higher advisory fees for RS Money Market Fund, the disinterested Trustees proposed that the annual advisory fee rate for that Fund be reduced by 5 basis points, to an annual rate of 0.45% of the Fund’s average daily net assets. RS Investments agreed to implement that reduction in the near future. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the

Funds’ advisory fees and, in many cases, the Funds’ custodial fees were relatively high. They noted in this regard that RS Investments may in the future voluntarily waive fees with respect to certain of the Funds. They also noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in substantial savings to the Funds in the coming year. The disinterested Trustees plan to monitor whether those expected savings occur.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as Sub-Adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the compliance and regulatory responsibilities related to the management function are retained by the primary adviser. RS Investments also noted that it provides advisory services in a number of investment disciplines to Guardian Life, at rates generally lower than it charges to other advisory clients.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial

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costs of providing services to the Funds. RS Investments also furnished a detailed profitability analysis with respect to RS Core Equity Fund and RS Small Cap Core Equity Fund for the three months ended December 31, 2006 and the five months ended May 31, 2007. The Chief Compliance Officer reported on the profitability levels for those Funds. The Trustees noted that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business; the Chief Compliance Officer noted in his report that the higher profit margin appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. In his report, the Chief Compliance Officer noted that RS Investments had decided some time ago to eliminate its hedge fund business and the related revenue to focus its existing investment management resources on its mutual fund and institutional business. He noted that only one Fund subject to renewal had close to $1 billion in assets. He also noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He noted, as well, that the investment management process for certain investment disciplines does not necessarily benefit from economies of scale. He also noted that shareholders of the Funds are likely to benefit to some degree to the extent that the expenses of the Funds are reduced over time simply by virtue of their increased sizes, even in the absence of management fee reductions. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration in the future to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. The Trustees noted that the Funds had already benefited from certain economies resulting from the combination of RS Investments and GIS, including, for example, through the reduced custodial fees the combined firm had been able to negotiate.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund (although only for relatively recent periods in most cases), while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that RS Asset Allocation Fund had underperformed its peers’ averages for various periods. He recommended, and the Trustees agreed, that further discussion in the coming year would be appropriate in respect of steps RS Investments might take to improve performance of that Fund, and whether that Fund’s peers were appropriate.

The Trustees also considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers

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Supplemental Information (unaudited) (continued)

have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

•

RS Investments has seen significant organizational changes after its transaction with GIS, including many changes that have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, but the Chief Compliance Officer believes RS

Investments is a more robust organization as a result of the transaction.

•	RS Investments has been responsive to concerns raised by the Trustees in the past year.

•	RS Investments has added significant managerial talent in the areas of finance, fund administration, and accounting.

•	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, subject to the planned reduction noted above, for the one year period commencing September 1, 2007.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	40	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	40	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	40	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	40	Board Member, Boston Stock Exchange Inc.
Gloria S. Nelund, May 1961	Trustee	Since November 2007	President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	40	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC; formerly Chairman of EGM Capital, LLC, an investment management firm.	40	None

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Supplemental Information (unaudited) (continued)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	40	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since September 2005; Co- President and Co-Principal Executive Officer November 2004 through September 2005; Treasurer and Principal Financial and Accounting Officer May 2004 through September 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	40	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.	N/A	N/A

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Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Interested Trustees and Principal Officers (continued)
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+

Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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64	Call 800.766.3863

RS Funds

Phone: 800-766-3863
Web: www.RSinvestments.com
E-mail: funds@rsinvestments.com

24-Hour Account Access

Phone: 800-766-3863, Option 3
Web: Enter ***My Account*** on RS Investments' Web Site

RS Funds

Fund Name (Date of Inception) Ticker Symbol (Class A shares)	**Fund Overview**	**Portfolio Manager(s)**
Growth Funds: Invests in dynamic growth companies		
RS Emerging Growth Fund (11/30/07) RSEGX	Invests in small-cap growth companies in their early growth stages	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (08/15/96) RSSGX	Invests in small-cap growth companies with strong growth potential	Scott Tracy, Bill Wolfenden
RS Select Growth Fund (08/01/96) RSDGX	Focuses on 40-60 small-cap growth stocks with proven business models	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS MidCap Opportunities Fund (07/12/95) RSMOX	Invests in mid-cap growth companies diversified across growth sectors of the US economy	Steve Bishop, Melissa Chadwick-Dunn, John Seabern, Allison Thacker, Scott Tracy
RS Growth Fund (05/12/92) RSGRX	Invests in larger growth companies diversified across growth sectors of the US economy	John Seabern
RS Technology Fund (11/15/95) RSIFX	Focuses on the technology sector across all market-caps	Steve Bishop, Allison Thacker
Value Funds: Invests in companies deemed to be undervalued by fundamental research		
RS Partners Fund (07/12/95) RSPFX	Invests in small-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (06/30/93) RSVAX	Invests in mid-cap value companies with improving returns on invested capital	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05) RSINX	Concentrated portfolio of value stocks featuring the RS Value Team's strongest investment ideas	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95) RSNRX	Invests in a diversified portfolio of companies with superior natural resource assets and demonstrated histories of prudent capital allocation	MacKenzie Davis, Andy Pilara, Ken Settles
RS Large Cap Value Fund (02/03/03)* RLCVX	Invests in large-cap companies believed to be undervalued	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
Core Funds: Exposure to both growth and value companies		
RS Small Cap Core Equity Fund (05/01/97)* GPSCX	Invests in companies across the US small-cap market	Matthew Ziehl
RS Core Equity Fund (06/01/72)* GPAFX	A diversified large-cap equity fund seeking companies with strong competitive advantages	Mani Govil
RS Equity Dividend Fund (07/31/07) REDAX	Invests in companies with growing dividends and long-term growth potential	Raymond Anello
RS S&P 500 Index Fund (08/07/00)* GUSPX	Tracks the investment performance of the S&P 500 Index, which emphasizes large-cap companies	Jonathan Jankus, Stewart Johnson
RS Asset Allocation Fund (02/16/93)* GUAAX	A 'fund of funds', strategically invested in a mix of equity and fixed income securities	Jonathan Jankus, Stewart Johnson
International Funds: Exposure to international companies to provide diversification		
RS International Growth Fund (02/16/93)* GUBGX	Invests in international growth companies	John Carnegie, Joseph Faraday, Paul Faulkner, Christopher Huckle, R. Robin Menzies
RS Emerging Markets Fund (05/01/97)* GBEMX	Invests in growth companies in emerging markets	Timothy Campbell, Edward Hocknell, Richard Sneller, Michael Stirling-Aird, William Sutcliffe
Fixed Income Funds: Offers current income and total return potential		
RS Investment Quality Bond Fund (02/16/93)* GUIQX	A diversified portfolio of generally intermediate duration (3 - 10 years) investment-grade bonds	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (07/30/03)* RLDAX	A diversified portfolio of generally short duration (1 -3 years) investment-grade debt securities	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (09/01/98)* GUHYX	A diversified portfolio of debt securities rated below investment grade	Leslie Barbi, Marc Gross, Howard G. Most
RS Tax-Exempt Fund (02/16/93)* GUTEX	A diversified portfolio of tax-exempt municipal obligations	Alexander Grant, Jr.
RS Money Market Fund (11/03/82)* GCMXX	A diversified portfolio of money market instruments	Alexander Grant, Jr.

Featured in this report

* The date of inception is that of the predecessor Fund.

Refer to theprospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Semiannual report.)

388 Market Street San Francisco CA 94111	www.RSinvestments.com	Call 800-766-3863

EB-015099 (06/08) SR831_I

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. Certain 2007 financial statement items have been restated by the registrant to reflect the correction of accounting for income earned from certain limited partnership investments.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 8, 2008